                                 (POLARIS LOGO)

                                   SUNAMERICA
                                  SERIES TRUST

                      ------------------------------------

                               SEMIANNUAL REPORT
                                  MAY 31, 1998

---------------------

              DEAR INVESTOR:

                We are pleased to present our semiannual report for the
              SunAmerica Series Trust, one of the underlying trusts for the Polaris Variable Annuity from Anchor National Life Insurance Company and First SunAmerica Life Insurance Company, and for the Polaris(II) Variable Annuity from Anchor National Life Insurance Company.


                As you may be aware, we introduced an exciting new portfolio to the Polaris series of variable annuities earlier this year. With its focus on finding value among big-name, blue-chip companies, the "Dogs" of Wall Street Portfolio is a powerful addition to the SunAmerica Series Trust and has been available in most states since April 1, 1998. The portfolio is managed by SunAmerica Asset Management Corp., a well-regarded investment management firm that also manages several other investment options within the trust. For investors seeking the strong growth potential of equities who also want the reassurance of investing in blue-chip companies, the "Dogs" of Wall Street Portfolio may be worth considering. (Note:
              "Dogs" of Wall Street was not available in New York as of the date of this report.)



                To give you a better understanding of economic conditions over the six months ended May 31, 1998 and how these conditions affected the financial markets, we have provided comments and a combined perspective from eight of the money managers in the Polaris series (excluding Wellington Management Company LLP, which manages the portfolios in the Anchor Series Trust, for which you will receive a complete report in about one month). Also included are performance summaries of each portfolio, as well as insight into some of the strategies used by the portfolio managers in today's market environment.


              THE SIX MONTHS IN REVIEW

              U.S. Economy

                Perhaps the most surprising aspect of the first half of 1998 was the overall strength of the U.S. economy, despite the worsening Asian economic and financial crisis. Even with the slowing demand for exports and sagging commodity prices, the U.S. economy was still robust, with first-quarter real growth in Gross Domestic Product (GDP) at an impressive 5.4%. SunAmerica Asset Management Corp. ("SAAMCo") believes that this strong GDP growth reflects the continued transition of the U.S. from a manufacturing-based economy to a service-based economy. This transition should foster increased competition and keep inflation low. In addition, the vibrant growth rates were backed by a confident consumer enjoying higher income and outstanding asset appreciation, especially in stocks, bonds, and real estate.

                With inflation below 2%, declining interest rates, and continued
              concerns about the Asian economic turbulence, the Federal Reserve Board maintained a "wait-and-see" posture on short-term rates. Benign inflation and some of the lowest interest rates in decades spurred record rates of home sales and mortgage refinancing. The remarkable rise in U.S. stocks also boosted household wealth and cut the cost of equity capital. In response, both consumer and investment spending surged.

                Corporate profits were up 6.5% for the first quarter of
              1998 -- still strong, but the lowest profit growth since the fourth quarter of 1991. SAAMCo asserts, "Corporate earnings will

     ---------------------------------------------------------------------------

                                                           ---------------------

---------------------

              be down from the double-digit gains we saw in 1997, but they are quite acceptable given the fact that we are in the eighth year of this economic expansion."

                The consensus among the money managers in the SunAmerica Series
              Trust is that the U.S. economy will gradually slow as the year progresses. Goldman Sachs says, "Renewed turmoil in Asia, coupled with sizable inventory retrenchment, should lead to a slowdown in the U.S. growth pace." Both SAAMCo and Phoenix Investment Counsel concur, pointing out that the effects of the Asian financial crisis and the lack of labor will be a drag on U.S. businesses, especially if companies refuse "to pay up" for labor in a tight market. SAAMCo expects second-quarter GDP growth in 1998 to be in the 2.5% to 3.0% range.

              U.S. Stock Market

                The U.S. stock market continued to reward investors handsomely over the six months ended May 31, 1998. The Standard & Poor's 500 Composite Index, a broad gauge of U.S. stocks, gained an impressive 15.06% for the period. Healthcare and consumer cyclical stocks led the market, while the energy and transportation sectors brought up the rear. The divergence between large- and small-cap stock performance widened as investors sought the earnings stability and liquidity of blue-chip companies. SAAMCo notes, "As always in periods of uncertainty (e.g., the Asian crisis), there is a flight to larger-cap, blue-chip securities even though the fundamentals of domestically based emerging growth companies remain robust."


                Looking ahead, the SunAmerica Series Trust equity money managers remain optimistic about U.S. stocks, although there is some concern about the impact of the Asian crisis and the high valuation levels. Putnam Investment Management offers this assessment: "While the economic backdrop of benign inflation, low interest rates, and generally stable earnings growth remains positive for U.S. equities, valuations have been pushed higher as a result of the strong bull market. The greatest threat to the U.S. equity market comes from potential earnings growth weakness." Phoenix Investment Counsel adds that, with the earnings uncertainties caused by the Asian crisis, there may be increased price volatility in the months ahead. However, all the managers stress the importance of maintaining a long-term perspective that can help investors weather any short-term market fluctuations. Davis Selected Advisers sums it up best: "We have a long-term perspective because we always want to remember that we are investing in a marathon -- more or less as continuous investors -- not in a sprint."


              U.S. Bond Market

                Low interest rates and subdued inflation bolstered the U.S. bond market during the six months ended May 31, 1998. During the reporting period, the Lehman Brothers Aggregate Index, which represents the broad U.S. fixed income market, returned 4.09%.

                News from abroad had a major impact on U.S. bond prices. Recent reports from Asia show the region sliding deeper into recession with the Japanese GDP falling at a dramatic 5.3% annualized rate in the first quarter of 1998. The Asian financial crisis aided the U.S. bond market, especially U.S. Treasuries, as investors moved money out of international and commodities markets and into less volatile securities. Mortgage-backed and corporate bonds also benefited as investors looked for yield and added price stability. High-yield bond returns remained strong, but like equities, they experienced volatility due to the Asian crisis.
---------------------

---------------------

                Given the expectation of a moderating U.S. economy and the current unrest in Asia, SAAMCo believes that the Federal Reserve Board will hold short-term rates at 5.5% for the next several months -- a trend that should boost the performance of bonds. Goldman Sachs echoes this sentiment, but cautions, "Risks to our outlook depend heavily on developments abroad. In particular, economic collapse in Japan could cause weaker growth, with potentially negative effects on equity and bond values, as well as domestic spending. In contrast, if Asia stabilizes quickly, then the U.S. economy could take center stage, increasing the risk of monetary policy tightening later in 1998."

              Global Market

                The six months ended May 31, 1998 saw a significant imbalance in the global economic environment -- continued strong growth in the U.S., an ongoing recovery in Europe, and further downward spirals in Asia and Japan. European countries enjoyed robust economic growth during the period, fueled by an environment of modest inflation, low interest rates, and the emergence of European Monetary Union (EMU). Countries on the periphery of the impending EMU zone experienced the greatest growth, as local interest rates continued to converge downward. Corporate restructuring remains a key driver of surprisingly strong European equity performance.

                In contrast, Pacific Basin economies remained in turmoil. Early in the year, the situation appeared to stabilize following a South Korean bailout package sponsored by the International Monetary Fund (IMF). However, deterioration of the Japanese economy, political instability in Indonesia, and other localized problems continued to restrain the Asian markets.


                Goldman Sachs believes that the plummeting Japanese yen has become a focal point for a potential recovery in Asia. A weaker yen could trigger competitive currency devaluations by China and other Asian countries. Goldman Sachs predicts, "The world will be watching as Japan tries to stabilize the yen and formulate a recovery plan. Should the Japanese government disappoint, the repercussions will be severe for the yen as well as for other Asian currencies and stock markets. If positive steps are taken to stimulate consumer demand and restructure the bad debt that plagues Japan's banks, they may mark a turning point in the Asian crisis."



                In Europe, Putnam Investment Management, Morgan Stanley Asset
              Management, and Alliance Capital Management all see continued economic growth and other positive trends stemming from the development of a common European currency. Putnam notes that EMU is "a boon not only to core Europe, but also to peripheral markets such as Portugal, Greece, Hungary, and Poland." On a wider scale, Putnam believes that many emerging markets represent attractive opportunities at the current price, economic growth, and valuation levels. Shares have fallen to historic lows, and more than reflect the sober environment in markets such as Asia, Russia, and the Indian subcontinent.


                For 1998, Morgan Stanley Asset Management is forecasting growth of 2.3% for the industrialized world, coupled with a very benign inflation environment of 1.5%. Morgan Stanley expects the global economy to continue to diverge between expansions in both the U.S. and Europe (3.5% and 2.6% respectively) and possible recession in Japan and Asia.

                                                           ---------------------

---------------------

              PORTFOLIO PERFORMANCE SUMMARIES

              Cash Management Portfolio (SunAmerica Asset Management Corp.)

                The Cash Management Portfolio performed competitively for the six-month period ended May 31, 1998, with a return of 2.47%. The positive performance reflected SAAMCo's strategy to maintain a slightly longer average maturity of 65 days, versus the Donaghue average of approximately 55 days. The portfolio benefited as interest rates remained in a stable-to-declining environment over the reporting period.


              Global Bond Portfolio (Goldman Sachs Asset Management
              International)


                The Global Bond Portfolio returned 5.39% for the six months ended May 31, 1998. This compares to the 2.91% return of the Lipper Global Income universe. One of the major contributors to the portfolio's positive performance was the strong exposure to Danish and U.K. issues, two markets that benefited greatly from favorable interest rate and economic conditions. Another factor that affected performance was the continuing decline of bond yields in Japan. As of May 31, 1998, the yield for the benchmark government bond was at a historic low of 1.20%. Credit conditions in Japan tightened with sharp declines in bank lending, while unemployment and business inventories continued to climb, an indication that economy activity may fall even further. With yields trending lower, Goldman Sachs continues to maintain an exposure to the Japanese market.


              Corporate Bond Portfolio (Federated Investors)



                With relatively stable interest rates and solid corporate
              fundamentals, corporate bonds outperformed U.S. Treasury securities with similar maturity. The Corporate Bond Portfolio took advantage of these conditions, posting a 4.18% return for the six months ended May 31, 1998. The portfolio also benefited from the strong performance of high-yield corporate securities, which comprised approximately 25% of total assets. This significant exposure to high-yield issues helped generate not only an above-average income distribution, but also enhanced price appreciation, as high-yield corporate bonds were among the top performers in the fixed income market.


              High-Yield Bond Portfolio (SunAmerica Asset Management Corp.)

                With a return of 7.28% for the six-month period ended May 31,
              1998, the High-Yield Bond Portfolio was among the top performers in its peer group. According to Lipper Analytical Services, an independent research firm, the average high-yield portfolio returned 5.6%, while the Merrill Lynch High Yield Index returned 4.98%.

                The portfolio remained overweighted in the telecommunications sector, while limiting its exposure to the gaming and retailing industries. During the reporting period, SAAMCo slightly increased the portfolio's holdings in the cyclical sector (paper, steel, and chemicals). Strong performers over the six-month period included Dominion Textile, Intermedia Communications and Verio Units. Negating some of these gains was weakness in the bond prices of Ionica and Southwest Royalties.

---------------------

---------------------

              Worldwide High Income Portfolio (Morgan Stanley Asset Management Inc.)

                During the six months ended May 31, 1998, the Worldwide High
              Income Portfolio generated a return of 6.33%, versus 5.25% for the blended benchmark (weighted 50% J.P. Morgan Emerging Markets Bond Index Plus and 50% C.S. First Boston High-Yield Index).

                During the reporting period, Morgan Stanley Asset Management continually adjusted the portfolio's exposure to the emerging markets and Russia in particular based on market trends and forecasts. When prices were particularly volatile, the portfolio manager shifted assets from the emerging markets to U.S. high-yield securities. As valuations improved, Morgan Stanley Asset Management moved back into the emerging markets sector and established an overweight position in Russia and Mexico.

              SunAmerica Balanced Portfolio (SunAmerica Asset Management Corp.)

                The SunAmerica Balanced Portfolio continued its strong
              performance during the six months ended May 31, 1998. The portfolio was a top performer in its class, with a total return of 12.21% for the reporting period. The portfolio benefited from its significant equity exposure to the financial, healthcare, and consumer cyclical sectors, all of which performed well for the six months. As of May 31, 1998, the portfolio's largest equity holdings were Warner-Lambert Co., Summit Bancorp, General Electric Co., Wells Fargo & Co., and Lucent Technologies, Inc.

                SAAMCo continues to focus on sectors where it anticipates
              consistent, double-digit earnings growth -- in particular, the financial, pharmaceutical, and technology industries. During the reporting period, SAAMCo added to its consumer cyclical holdings, with names like Home Depot, Wal-Mart, and Dayton Hudson. The portfolio manager believes that these sectors represent good value and will outperform as the price of the underlying commodity recovers.


              Balanced/Phoenix Investment Counsel Portfolio
              (Phoenix Investment Counsel, Inc.)


                The Balanced/Phoenix Investment Counsel Portfolio posted a solid gain of 9.06% for the six-month period ended May 31, 1998, while its benchmark index earned 9.93% (the benchmark is weighted 55% S&P 500 Index, 35% Lehman Brothers Aggregate Bond Index, and 10% Salomon Brothers 3-Month Treasury Bill Index). Phoenix continues to maintain a strong equity position in healthcare, technology, and communications services, all of which helped to boost performance. The portfolio manager took advantage of the surge in financial services stocks to take profits in this sector. In regard to fixed income securities, the portfolio is well-diversified, with an average credit quality of "AA," a duration of approximately 4.9, and issues ranging from municipal to government bonds.

              Asset Allocation Portfolio (Goldman Sachs Asset Management)

                The Asset Allocation Portfolio posted a return of 7.09% for the six months ended May 31, 1998, compared to the 4.09% return of the Lehman Brothers Aggregate Index and the 8.81% return of the Lipper Flexible Portfolio Variable Annuities universe. The equity market remained robust, but performance was driven primarily by a run-up in mega-cap stocks. The portfolio's bias towards mid-cap stocks affected performance during the

                                                           ---------------------

---------------------

              reporting period. However, Goldman Sachs believes that many of the big names are now overvalued and do not exhibit the currently strong fundamentals of mid-cap stocks.

                Goldman Sachs continues to focus on value, seeking well-managed companies that are currently selling at a discount but whose prices can rebound over time. For example, the portfolio holds RJR Nabisco, a tobacco company that has suffered price declines due to the many legal challenges and expected regulatory changes facing the industry. Goldman Sachs believes that once these uncertainties are resolved, shareholders with a long-term horizon will be rewarded.

              Utility Portfolio (Federated Investors)

                With low interest rates, the Utility Portfolio performed well, returning 8.60% for the six months ended May 31, 1998. Given the attractive valuations of utilities and an overall stock market that is arguably the most expensive ever, Federated continues to favor domestic utilities. The defensive characteristics of electric companies combined with their improving fundamentals, along with those of gas and telecommunications firms, provide excellent prospects relative to the overall market.

                Overall, Federated's current strategy focuses on the following themes: utilities with skilled management who can capitalize on unprecedented changes in the industry; domestic utilities that are generating strong cash flows; undervalued domestic utilities with high dividend yields; and defensive non-utility issues (e.g., real estate investment trusts) that can provide relative safety in a market decline. As of May 31, 1998, the portfolio was allocated as follows: domestic utilities (81%), foreign utilities (2%), non-utilities (15%), and cash equivalents (2%).

              Growth-Income Portfolio (Alliance Capital Management L.P.)


                The Growth-Income Portfolio appreciated 15.82% for the six-month period ended May 31, 1998. The portfolio benefited from both strong stock selection and overweighted positions in the consumer services, healthcare, and financial sectors. Stocks that boosted returns included Merrill Lynch, Dayton Hudson, Home Depot, Wal-Mart, Pfizer, Dell, and Cisco. As of May 31, 1998, the top ten names in the portfolio were General Electric (3.7%), Coca Cola (3.5%), Wal-Mart (2.6%), Pfizer (2.5%), Merck (2.4%), Bristol
              Myers Squibb (2.3%), Procter & Gamble (2.2%), Disney (2.0%), Cisco (1.9%), and Philip Morris (1.8%). The portfolio was broadly diversified across 96 stocks and 10 economic sectors, with financials, consumer services, consumer staples, technology, and healthcare representing approximately 67% of the portfolio's market value.


              Federated Value Portfolio (Federated Investors)

                With a return of 16.02% for the six months ended May 31, 1998, the performance of the Federated Value Portfolio was quite strong. The portfolio's value focus aided performance in December when investors became concerned about the Asian financial crisis and how it might affect the global markets. However, the value style has worked against the portfolio in recent months, with most investors favoring mega-cap growth stocks such as Microsoft and G.E.

                One sector that contributed greatly to the solid returns was the consumer cyclical industry. For example, two stocks in the portfolio, K-Mart and Wal-Mart, are up 68% and
---------------------

---------------------

              34%, respectively, so far this year. Other industries that provided winning returns included the transportation and financial sectors.

              Venture Value Portfolio (Davis Selected Advisers, L.P.)

                The Venture Value Portfolio delivered a total return of 10.10%
              for the six-month period ended May 31, 1998, versus a return of 15.06% for the Standard & Poor's 500 Composite Index.

                In the first quarter of 1998, Davis Selected Advisers increased the portfolio's exposure to McDonald's which is now one of the largest holdings in the portfolio. Financial, technology and energy-related stocks continued to dominate the portfolio. The portfolio added more shares of insurer General Re, making it the largest holding. Shares of Citicorp were also added. In the technology sector, Davis bought Applied Materials, Inc. and increased its positions in Hewlett-Packard Co. and Texas Instruments, Inc. As for energy-related stocks, shares were added to existing positions in Schlumberger and Haliburton.

              "Dogs" of Wall Street Portfolio (SunAmerica Asset Management
              Corp.)

                The "Dogs" of Wall Street Portfolio is a new portfolio in the
              SunAmerica Series Trust, introduced on April 1, 1998. The portfolio seeks total return through a combination of capital appreciation and current income. It follows a disciplined value-oriented approach by investing in large, blue-chip stocks that are undervalued in the current market as measured by high dividend-to-stock-price yield ratios. From the portfolio's inception on April 1, 1998 to May 31, 1998, the portfolio had a total return of -2.60%

              Putnam Growth Portfolio (Putnam Investment Management, Inc.)

                From November 30, 1997 through May 31, 1998, the Putnam Growth
              Portfolio returned a competitive 15.65%. Contributing to the portfolio's double-digit gains were the finance and consumer cyclical sectors. Strong performance from the portfolio's healthcare and technology holdings, where Putnam focused on computer software over semiconductors, also boosted returns.

                While the economic backdrop remains positive for U.S. equities, valuations have been pushed higher as a result of the strong bull market. The greatest threat to the U.S. equity market comes from potential earnings growth weakness. However, with inflation and interest rates near historic lows, the long-term outlook remains favorable. Putnam's strategy continues to focus on finding high-quality growth stocks using both quantitative and fundamental research, combined with rigorous risk management techniques.


              Growth/Phoenix Investment Counsel Growth Portfolio
              (Phoenix Investment Counsel, Inc.)


                The Growth/Phoenix Investment Counsel Portfolio posted a
              double-digit gain of 12.68% for the six-month period ended May 31, 1998. During the same reporting cycle, the Standard & Poor's 500 Composite Index earned 15.06%. Positive contributors to performance included the portfolio's overweighted position in the "red-hot" healthcare sector as well as strong stock selection in capital goods and consumer staples. Individual holdings which produced stellar gains included Pfizer, Chancellor Media, Tyco International, BMC Software and Home Depot. On the other side of the equation, stocks that weakened
                                                           ---------------------

---------------------

              performance included many of the portfolio's energy holdings and some technology issues.

              Alliance Growth Portfolio (Alliance Capital Management L.P.)

                The Alliance Growth Portfolio appreciated an impressive 23.85%
              for the six-month period ended May 31, 1998. Superior stock selection was the most significant determinant of performance. Significant exposure to the financial, consumer services, technology, and healthcare sectors also contributed positively to portfolio performance, with those four sectors representing 73% of the portfolio's market value on May 31, 1998. Top-performing holdings during the period included Liberty Media, Carnival Cruise, Dayton Hudson, Home Depot, Kohls, Wal-Mart, Pfizer, Schering-Plough, Merrill Lynch, Morgan Stanley Dean Witter, MBNA, Lucent, Nokia, Microsoft, and Cisco. The portfolio currently holds a total of 54 stocks.

              Global Equities Portfolio (Alliance Capital Management L.P.)

                The Global Equities Portfolio returned 18.21% for the six months ended May 31, 1998. Strong stock selection and a limited exposure to Japan and other Asian markets were major factors affecting portfolio performance. The portfolio's selection of European cyclical growth stocks, including Nokia Oyj, Philips, Schneider, Alcatel, and Henkel, helped to enhance returns. Financial and defensive stocks in Europe were also clear winners, with Nestle, ING, and Bank Austria contributing positively to performance. Within the U.S. component of the portfolio, consumer services, particularly in the retail industry, were big gainers. These included Home Depot, Staples, Dayton Hudson, and TJX. Regional exposures on May 31, 1998 were as follows: the Americas (47.43%), Europe/U.K. (36.91%), Japan (9.90%), and the Pacific Basin and Asia ex-Japan (1.96%).

              International Growth & Income Portfolio (Putnam Investment Management, Inc.)

                For the six months ended May 31, 1998, the International Growth and Income Portfolio gained 19.46% in U.S. dollars versus 16.06% for the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index.

                Strong equity performers included Vivendi, formerly known as
              Generale des Eaux, a global water and telecommunication utility in France, which gained 56% on the strength of a successful restructuring; Kao, a leading personal-care products company in Japan, which advanced 22% amid the launch of new products and a recent reorganization; and ING, a Dutch banking and insurance conglomerate, which advanced 81% on the strength of its merger with the leading Dutch insurance company and second-largest Dutch bank, as well as the subsequent acquisitions of Barings, Inc. and Banque Bruxelles Lambert.


              International Diversified Equities Portfolio
              (Morgan Stanley Asset Management Inc.)


                For the six-month period ended May 31, 1998, the International
              Diversified Equities Portfolio outperformed the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index, 19.80% versus 16.06%. The single largest contributor to the portfolio's above-average performance was its significant underweight positions in Japan, Hong Kong, Singapore, and Malaysia. Rather than focusing on Asia, Morgan Stanley
---------------------

---------------------

              Asset Management shifted a significant portion of the portfolio's assets to Europe. The portfolio benefited greatly from this move, especially from investments in Italy and Spain. Hedging most of the portfolio's exposure to the Japanese yen was also beneficial, as the U.S. dollar appreciated against the yen during the reporting period.

              Real Estate Portfolio (Davis Selected Advisers, L.P.)


                The Real Estate Portfolio posted a return of -1.86% for the reporting period ended May 31, 1998, compared to an average annual return of -1.98% for the Lipper real estate category. One company that Davis Selected Advisers favors now is Boardwalk Equities, a small Canadian company that owns apartments primarily in Calgary and Edmonton, two strong apartment markets. Davis remains bullish on Centerpoint Properties, a Chicago-based real estate investment trust (REIT) that owns industrial space; Starwood Lodging, a long-time favorite that has substantial upside potential as the firm digests the billions of dollars of acquisitions it has made in the last several years; and Vornado, a diversified REIT that owns office buildings in Manhattan, as well as many shopping centers and cold storage facilities.


              Aggressive Growth Portfolio (SunAmerica Asset Management Corp.)

                With investors growing increasingly concerned about the impact of Asia on the U.S. financial markets, a "flight to quality" occurred in early 1998. Equity investors sought large, blue-chip securities that offered greater price stability than small-cap stocks. As a result, the Aggressive Growth Portfolio experienced a difficult period, posting a return of 2.64% for the six months ended May 31, 1998.

                The portfolio carried an above-average cash position for most of the six months. However, near the end of the period, SAAMCo began to reduce its cash position and selectively add to its small-cap holdings on a stock-by-stock basis. During the most recent quarter, SAAMCo also restructured the portfolio. The number of stock holdings were reduced in an attempt to focus more on industry leaders and trendsetters. In addition, SAAMCo shifted some assets from the technology sector into the consumer cyclical sector. After seven years of relative underperformance, SAAMCo believes that many specialty retailers offer excellent value while experiencing renewed growth. These investments range from the carpet consolidator, Mohawk Industries, to specialty retailers, including Sunglass Hut, Abercrombie & Fitch, Oakley, and Movado.

              Emerging Markets Portfolio (Putnam Investment Management, Inc.)

                For the six months ended May 31, 1998, the Emerging Markets
              Portfolio returned -4.77% in U.S. dollar terms versus a return of -7.17% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Emerging markets in Asia returned -14.0% for the six-month period, while Latin American issues returned -9.0%. In contrast, European countries gained 0.4%.

                Some of the best performing stocks were in markets that were hardest hit during the period. For example, in Malaysia, portfolio return was boosted by an emphasis on defensive, non-index stocks, such as PPB Oil Palms (a palm oil producer) and Berjaya Sports Toto (a gaming company). Both stocks significantly outpaced the Malaysian index. The portfolio's very limited exposure to Indonesia was another positive factor, as the portfolio avoided the significant depreciation in that country's currency. Given the
                                                           ---------------------

---------------------

              renewed concerns for the Asian economies and the political tensions in the subcontinent, Putnam has been shifting country weightings toward Latin America and Europe, where the investment environment is significantly better.

              IN CONCLUSION

                As an investor in today's market, you have probably enjoyed the outstanding returns of both stocks and bonds. The eight-year bull market is now the longest we have experienced since World War II, and we have not seen a market decline of greater than 20% since 1990. In these heady times, it is easy to get accustomed to the double-digit returns and make investment decisions based on momentum, not on your long-term investment strategy. That is why we encourage you to meet with your investment representative at least once a year to review your overall portfolio. Your investment representative can help make sure that your investments remain well-diversified and in line with your long-term goals and tolerance for risk.

                Making sure your investments remains on track is also why we offer such a wide variety of options in your Polaris or Polaris(II) variable annuity. The 30-plus investment options, ranging from guaranteed fixed accounts to aggressive variable portfolios, cover a broad range of asset classes and nearly every investment objective you can imagine. With these choices, plus nine world-class money managers with professional expertise and years of experience, you and your investment representative can build a diversified portfolio that best addresses your needs and is well-positioned to help reduce risk and enhance returns.

                Thank you for choosing SunAmerica, The Retirement Specialist(R)
              and the Polaris series of variable annuities to help you meet your retirement savings goals. We appreciate the trust you have placed in us, and we look forward to serving your long-term investment needs for years to come.

              Sincerely,

              /s/ Eli Broad
              Eli Broad
              Chairman and Chief Executive Officer
              Anchor National Life Insurance Company and
              First SunAmerica Life Insurance Company

              July 24, 1998

              -----------------------------------------------

              All portfolio performance is reported at the underlying trust level, which includes investment management annual expenses but does not include charges or fees at the variable annuity level. Past performance is no guarantee of future results.


              Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Investments in securities related to gold or other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial and political factors. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity.


---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 97.6%                   AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CERTIFICATES OF DEPOSIT -- 3.9%
                       ABN Amro Bank 5.65% due 3/22/99.............................  $ 5,000,000   $  4,993,847
                       Societe Generale 5.76% due 4/16/99..........................    5,000,000      4,998,314
                                                                                                   -------------
                       TOTAL CERTIFICATES OF DEPOSIT (cost $9,997,639).............                   9,992,161
                                                                                                   -------------
                       COMMERCIAL PAPER -- 72.8%
                       Alleheny University Hospitals 5.51% due 8/10/98.............    3,000,000      2,968,091
                       Atlantis One Funding Corp. 5.50% due 7/14/98................    4,000,000      3,973,722
                       Atlantis One Funding Corp. 5.52% due 8/05/98................    4,000,000      3,960,350
                       Avnet, Inc. 5.49% due 7/21/98...............................    5,000,000      4,961,875
                       Banco Bradesco SA 5.43% due 6/16/98.........................    2,000,000      1,995,475
                       Banner Receivables Corp. 5.58% due 7/16/98..................    2,000,000      1,986,050
                       Bavaria Global Corp. 5.55% due 7/27/98......................    5,000,000      4,956,833
                       BBL North America, Inc. 5.67% due 6/01/98...................   30,000,000     30,000,000
                       Certain Funding Corp. 5.55% due 7/15/98.....................    5,000,000      4,966,083
                       Corporate Asset Funding Co. 5.52% due 8/28/98...............    5,000,000      4,933,389
                       Cosco Cayman Fund Co. Ltd 5.52% due 8/04/98.................    5,000,000      4,951,467
                       Du Pont (E.I.) De Nemours & Co. 5.48% due 8/04/98...........    5,000,000      4,951,467
                       Edison Asset Securitization 5.54% due 7/13/98...............    6,500,000      6,457,988
                       Four Winds Funding Corp. 5.52% due 8/14/98..................    5,000,000      4,942,547
                       Garanti Funding Corp. 5.53% due 7/29/98.....................    5,000,000      4,955,453
                       Greenwich Asset Funding, Inc. 5.48% due 7/13/98.............    5,000,000      4,968,033
                       Greenwich Asset Funding, Inc. 5.53% due 9/02/98.............    5,000,000      4,929,604
                       Island Finance Puerto Rico, Inc. 5.53% due 7/02/98..........    6,000,000      5,971,428
                       Kittyhawk Funding Corp. 5.50% due 7/16/98...................    2,000,000      1,986,250
                       KZH Holding Corp. 5.45% due 10/05/98........................    4,352,000      4,268,681
                       KZH IV Corp. 5.56% due 8/26/98..............................    5,035,000      4,969,086
                       Merrill Lynch & Co., Inc. 5.52% due 8/19/98.................    5,000,000      4,940,201
                       Merrill Lynch & Co., Inc. 5.53% due 7/28/98.................    4,000,000      3,964,977
                       Mitsubishi International Corp. 5.56% due 9/02/98............    5,000,000      4,929,604
                       Mitsui & Co. USA, Inc. 5.55% due 7/07/98....................    4,000,000      3,977,800
                       Morgan Stanley, Dean Witter, Discover and Co. 5.61% due
                         6/22/98(1)................................................    5,000,000      5,000,919
                       Pegasus Three Ltd. 5.55% due 6/09/98........................    4,000,000      3,995,067
                       Pegasus Two Ltd. 5.57% due 7/29/98..........................    4,085,000      4,048,342
                       Pemex Capital, Inc. 5.52% due 8/12/98.......................    3,000,000      2,967,180
                       Petroleo Brasileiro SA 5.51% due 8/26/98....................    5,000,000      4,934,783
                       Plantation Pipe Line 5.52% due 9/04/98......................    5,000,000      4,928,050
                       Sigma Finance Corp. 5.52% due 8/07/98.......................    5,000,000      4,949,192
                       Silver Tower US Funding, LLC 5.52% due 8/17/98..............    5,000,000      4,940,325
                       Southland Corp. 5.50% due 7/15/98...........................    4,000,000      3,973,111
                       Sumitomo Corporation Of America 5.58% due 6/02/98...........    2,000,000      1,999,690
                       Westways Funding III Ltd. 5.54% due 7/06/98.................    2,092,000      2,080,732
                       Westways Funding III Ltd. 5.55% due 6/19/98.................    2,000,000      1,994,450
                       Westways Funding III Ltd. 5.55% due 8/19/98.................    5,000,000      4,937,361
                                                                                                   -------------
                       TOTAL COMMERCIAL PAPER (cost $186,609,608)..................                 186,615,656
                                                                                                   -------------
                       CORPORATE SHORT-TERM NOTES -- 15.5%
                       Abbey National Treasury Services PLC 5.54% due 1/20/99......    4,000,000      3,993,095
                       Bankers Trust Co. 5.57% due 6/01/98(1)......................    5,000,000      4,989,691
                       Bankers Trust Co. 5.58% due 8/20/98(1)......................    3,000,000      2,999,520
                       Banque National De Paris New York 5.71% due 3/30/99.........    2,000,000      1,998,633

                                                           ---------------------

                                                                                      PRINCIPAL
                                    SHORT-TERM SECURITIES (CONTINUED)                  AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES (continued)
                       Barnett Banks, Inc. 5.81% due 6/28/98(1)....................  $ 3,000,000   $  3,006,299
                       Bear Stearns Co., Inc. 5.64% due 8/10/98(1).................    3,000,000      2,999,970
                       Chase Manhattan Corp. 5.66% due 7/15/98(1)..................    2,000,000      2,000,920
                       General Motors Acceptance Corp. 5.82% due 8/06/98(1)........    4,000,000      4,004,760
                       Goldman Sachs Group LP 5.69% due 7/15/98(1).................    2,000,000      2,000,000
                       Kansallis Bank 9.75% due 12/15/98...........................    3,000,000      3,056,250
                       Sanwa Business Credit Corp. 5.64% due 8/20/98(1)............    5,000,000      4,999,498
                       Virginia Electric & Power Co. 9.30% due 6/09/99.............    3,500,000      3,609,375
                                                                                                   -------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $39,673,714).........                  39,658,011
                                                                                                   -------------
                       MUNICIPAL BONDS -- 5.4%
                       Illinois Student Assistance Corp. 5.61% due 6/03/98(1)......    4,000,000      4,000,000
                       Illinois Student Assistance Corp. 5.61% due 6/03/98(1)......    3,000,000      3,000,000
                       New Hampshire State Industrial Development Authority,
                         Revenue 5.64% due 8/21/98.................................    5,000,000      5,001,464
                       Texas St. General Obligation 5.59% due 6/03/98(1)...........    1,875,000      1,875,000
                                                                                                   -------------
                       TOTAL MUNICIPAL BONDS (cost $13,875,000)....................                  13,876,464
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $250,155,961).............                 250,142,292
                                                                                                   -------------

                                       REPURCHASE AGREEMENT -- 2.5%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.5%
                       Joint Repurchase Agreement Account (Note 3) (cost
                         $6,481,000)...............................................    6,481,000      6,481,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $256,636,961)                                 100.1%                  256,623,292
                       Liabilities in excess of other assets --               (0.1)                    (173,880)
                                                                             ------                -------------
                       NET ASSETS --                                         100.0%                 $256,449,412
                                                                             ------                =============
                                                                             ------


              -----------------------------

              (1) Variable rate security; maturity date reflects next reset date; rate as of May 31, 1998.



              See Notes to Financial Statements.


---------------------

---------------------


    SUNAMERICA SERIES TRUST


    GLOBAL BOND PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998


                                                                     (UNAUDITED)



                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                                      FOREIGN BONDS & NOTES -- 70.0%                 LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       AUSTRALIAN DOLLAR -- 0.5%
                       Commonwealth of Australia 8.75% 2008........................         700,000    $   553,260
                                                                                                       ------------
                       CANADIAN DOLLAR -- 2.0%
                       Government of Canada 6.00% 2008.............................       2,800,000      2,022,980
                                                                                                       ------------
                       DANISH KRONER -- 6.9%
                       Kingdom of Denmark 8.00% 2003...............................      33,000,000      5,536,489
                       Kingdom of Denmark 8.00% 2006...............................       7,500,000      1,312,354
                                                                                                       ------------
                                                                                                         6,848,843
                                                                                                       ------------
                       FRENCH FRANC -- 6.6%
                       Government of France 4.75% 2002.............................      16,000,000      2,703,794
                       Government of France 5.50% 2007.............................      22,000,000      3,842,554
                                                                                                       ------------
                                                                                                         6,546,348
                                                                                                       ------------
                       GERMAN MARK -- 7.9%
                       Baden-Wuerttemberg 5.38% 2010...............................       3,800,000      2,171,641
                       Halifax PLC 5.63% 2007......................................         800,000        465,361
                       Kreditanst Fur Wie 5.00% 2009...............................       2,900,000      1,628,791
                       Republic of Germany 6.00% 2007..............................       3,400,000      2,054,577
                       Republic of Germany 6.25% 2024..............................       2,400,000      1,497,638
                                                                                                       ------------
                                                                                                         7,818,008
                                                                                                       ------------
                       ITALIAN LIRA -- 6.1%
                       Republic of Italy 6.75% 2007................................   1,000,000,000        637,315
                       Republic of Italy 8.50% 2004................................   8,000,000,000      5,396,123
                                                                                                       ------------
                                                                                                         6,033,438
                                                                                                       ------------
                       JAPANESE YEN -- 12.3%
                       Asian Development Bank 5.00% 2003...........................     221,000,000      1,890,692
                       Asian Development Bank 5.63% 2002...........................     320,000,000      2,717,886
                       European Investment Bank 2.13% 2007.........................     182,000,000      1,394,190
                       Federal National Mortgage Association 2.13% 2007............     490,000,000      3,728,943
                       International Bank of Reconstruction & Development 2.00%
                         2008......................................................     130,000,000        980,351
                       Republic of Italy 5.13% 2003................................     170,000,000      1,482,575
                                                                                                       ------------
                                                                                                        12,194,637
                                                                                                       ------------
                       NETHERLANDS GUILDER -- 3.1%
                       Government of Netherlands 8.25% 2007........................       5,000,000      3,074,265
                                                                                                       ------------
                       POUND STERLING -- 13.6%
                       Abbey National Treasury Services 8.00% 2003.................       1,200,000      2,077,559
                       Bank Nederlandse Gemeenten 6.38% 2005.......................         700,000      1,153,315
                       United Kingdom Treasury 6.75% 2004..........................       3,600,000      6,190,415
                       United Kingdom Treasury 7.75% 2006..........................       2,200,000      4,045,789
                                                                                                       ------------
                                                                                                        13,467,078
                                                                                                       ------------
                       SPANISH PESETA -- 4.0%
                       Government of Spain 10.30% 2002.............................     500,000,000      3,984,493
                                                                                                       ------------


                                                           ---------------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                                    FOREIGN BONDS & NOTES (CONTINUED)                LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       UNITED STATES DOLLAR -- 7.0%
                       Bayerische Landesbank Girozentrale 6.63% 2007...............   $   3,000,000    $ 3,126,231
                       Neder Waterschaps Bank 6.13% 2008...........................       2,000,000      2,006,250
                       Ontario Hydro 6.10% 2008....................................       1,800,000      1,799,176
                                                                                                       ------------
                                                                                                         6,931,657
                                                                                                       ------------
                       TOTAL FOREIGN BONDS & NOTES (cost $69,459,854)..............                     69,475,007
                                                                                                       ------------
                       DOMESTIC BONDS & NOTES -- 19.4%
                       --------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 6.4%
                       Ameritech Capital Fund 5.88% 2003...........................       2,200,000      2,181,423
                       Ford Motor Credit Co. zero coupon 2005......................       2,900,000      2,885,616
                       Ford Motor Credit Co. 6.13% 2003............................       1,300,000      1,299,012
                                                                                                       ------------
                                                                                                         6,366,051
                                                                                                       ------------
                       U.S. GOVERNMENT -- 13.0%
                       United States Treasury Bonds 6.50% 2026.....................       1,800,000      1,951,308
                       United States Treasury Notes 6.50% 2006.....................       1,800,000      1,896,192
                       United States Treasury Notes 7.00% 2006.....................       8,300,000      9,002,927
                                                                                                       ------------
                                                                                                        12,850,427
                                                                                                       ------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $19,256,402).............                     19,216,478
                                                                                                       ------------
                       TOTAL INVESTMENT SECURITIES (cost $88,716,256)..............                     88,691,485
                                                                                                       ------------
                       SHORT-TERM SECURITIES -- 8.1%
                       --------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 8.1%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co. 5.63% due 6/01/98.....................................       8,061,000      8,061,000
                                                                                                       ------------
                       TOTAL SHORT-TERM SECURITIES (cost $8,061,000)...............                      8,061,000
                                                                                                       ------------
                       TOTAL INVESTMENTS --
                         (cost $96,777,256)                                   97.5%                     96,752,485
                       Other assets less liabilities --                        2.5                       2,441,921
                                                                            ------                     ------------
                       NET ASSETS --                                         100.0%                    $99,194,406
                                                                            ------                     ============
                                                                            ------





---------------------

                                     OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------------
                            CONTRACT                IN          DELIVERY  GROSS UNREALIZED
                           TO DELIVER          EXCHANGE FOR       DATE      APPRECIATION
                       -------------------------------------------------------------------
                       *AUD      5,585,590   USD    3,749,215   08/28/98    $  250,049
                        CHF      6,949,000   USD    4,821,007   06/24/98        84,142
                       *DEM     22,098,745   USD   12,424,972   07/23/98            42
                       *DEM      9,975,184   USD    5,610,103   07/23/98         1,596
                       *DEM        856,180   USD      482,627   07/23/98         1,243
                        DKK      8,899,167   USD    1,320,580   07/16/98         8,923
                        DKK     37,130,867   USD    5,513,284   07/16/98        40,530
                        ESP    182,383,370   USD    1,221,590   06/10/98        17,660
                        FRF     39,707,160   USD    6,661,381   07/30/98           800
                        GBP      5,142,477   USD    8,536,512   06/29/98       149,422
                        ITL  9,481,138,574   USD    5,414,143   08/13/98        15,876
                        ITL  1,328,691,000   USD      768,029   08/13/98        11,514
                       *JPY    155,480,230   DEM    2,185,000   07/23/98        96,876
                        JPY  1,720,306,429   USD   13,174,954   07/24/98       652,135
                        JPY     90,086,834   USD      696,727   07/24/98        40,948
                       *USD      1,226,000   DEM    2,189,330   07/23/98         4,942
                                                                            -----------
                                                                             1,376,698
                                                                            -----------


                                                                          GROSS UNREALIZED
                                                                            DEPRECIATION
                       -------------------------------------------------------------------
                        ESP    465,916,000   USD    3,013,687   06/10/98    $  (61,869)
                        GBP        706,100   USD    1,148,118   06/29/98        (3,491)
                        GBP      2,479,934   USD    4,040,978   06/29/98        (3,654)
                        NLG      6,160,466   USD    3,062,737   07/17/98        (9,309)
                       *NZD      2,003,000   USD    1,052,977   10/21/98       (10,066)
                       *USD      3,211,373   AUD    4,843,736   06/18/98      (176,951)
                        USD      3,010,853   SEK   23,304,002   07/16/98       (32,895)
                        USD      1,391,968   SEK   10,587,167   07/16/98       (39,061)
                       *USD      5,139,653   DEM    9,086,289   07/23/98       (30,923)
                       *USD      3,467,859   DEM    6,118,933   07/23/98       (27,513)
                       *USD      2,145,696   DEM    3,763,100   07/23/98       (29,908)
                        USD      2,740,738   CAD    3,970,192   08/24/98       (11,262)
                       *USD      2,395,248   NZD    4,357,000   10/21/98       (82,876)
                                                                            -----------
                                                                              (519,778)
                                                                            -----------
                                Net Unrealized Appreciation.............    $  856,920
                                                                            ===========


              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.



           AUD  --   Australian Dollar
           CAD  --   Canadian Dollar
           CHF  --   Swiss Franc
           DEM  --   Deutsche Mark
           DKK  --   Danish Krone
           ESP  --   Spanish Peseta
           FRF  --   French Franc
           GBP  --   Pound Sterling
           ITL  --   Italian Lira
           JPY  --   Japanese Yen
           NLG  --   Netherlands Guilder
           NZD  --   New Zealand Dollar
           SEK  --   Swedish Krona
           USD  --   United States Dollar


              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                 (UNAUDITED)


                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 77.5%                       AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.2%
                       Apparel & Textiles -- 1.1%
                       Collins & Aikman Corp. 10.00% 2007..........................  $   50,000   $    52,375
                       Collins & Aikman Corp. 11.50% 2006..........................     250,000       278,750
                       GFSI, Inc. 9.63% 2007.......................................     100,000       105,625
                       Pillowtex Corp. 9.00% 2007..................................      75,000        78,375
                       Pillowtex Corp. 10.00% 2006.................................     125,000       135,000
                       Reliance Industries Ltd. 8.25% 2027*........................     500,000       479,685

                       Automotive -- 1.4%
                       Aftermarket Technology Corp. 12.00% 2004....................      75,000        82,313
                       Arvin Industries, Inc. 6.75% 2008...........................     375,000       373,485
                       Dana Corp. 7.00% 2028.......................................     800,000       817,160
                       Lear Corp. 9.50% 2006.......................................      50,000        55,125
                       Oshkosh Truck Corp. 8.75% 2008*.............................      50,000        50,500

                       Housing -- 0.6%
                       American Architecture Products Corp. 11.75% 2007*...........     100,000       104,750
                       American Builders & Contractors Supply Co., Inc. 10.63%
                         2007......................................................      75,000        77,625
                       Building Materials Corp. of America 8.63% 2006..............     100,000       103,000
                       Falcon Building Products, Inc. zero coupon 2007(1)..........     100,000        67,250
                       Sealy Mattress Co. zero coupon 2007*........................     250,000       167,500
                       Syratech Corp. 11.00% 2007..................................      50,000        45,000

                       Retail -- 5.1%
                       Boyds Collection Ltd. 9.00% 2008*...........................     150,000       150,375
                       Brylane Capital Corp. 10.00% 2003...........................     850,000       895,687
                       Chattem, Inc. 8.88% 2008*...................................     125,000       124,688
                       Harcourt General, Inc. 7.20% 2027...........................     870,000       874,628
                       Icon Health & Fitness, Inc. 13.00% 2002.....................     100,000       107,250
                       Jitney Jungle Stores of America, Inc. 10.38% 2007...........     125,000       130,938
                       K Mart Corp. Pass Through Trust 8.54% 2015..................     884,778       909,649
                       Leslies Poolmart, Inc. 10.38% 2004..........................      50,000        52,875
                       Penney (J.C.) Co., Inc. 7.65% 2016..........................     500,000       544,730
                       ShopKo Stores, Inc. 9.25% 2022..............................   1,000,000     1,213,260
                       Stater Brothers Holdings, Inc. 9.00% 2004...................     100,000       102,000
                                                                                                  ------------
                                                                                                    8,179,598
                                                                                                  ------------
                       CONSUMER STAPLES -- 2.8%
                       Food, Beverage & Tobacco -- 1.9%
                       Ameriserve Food Distribution, Inc. 10.13% 2007..............     200,000       212,000
                       Aurora Foods, Inc. 9.88% 2007...............................      50,000        53,500
                       Carr Gottstein Foods Co. 12.00% 2005........................     100,000       111,500
                       Di Giorgio Corp. 10.00% 2007................................     100,000       100,750
                       Dimon, Inc. 8.88% 2006......................................      75,000        77,960
                       Eagle Family Foods, Inc. 8.75% 2008*........................     150,000       146,250
                       International Home Foods, Inc. 10.38% 2006..................     100,000       110,000
                       Nebco Evans Holding Co. zero coupon 2007(1).................     125,000        84,688
                       Philip Morris Cos., Inc. 7.75% 2027.........................   1,000,000     1,062,980

                       Household Products -- 0.9%
                       Diamond Brands Operating Corp. 10.13% 2008*.................      50,000        50,500
                       NBTY, Inc. 8.63% 2007.......................................     100,000       102,750


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Household Products (continued)
                       Playtex Family Products Corp. 9.00% 2003....................  $  200,000   $   204,000
                       Polymer Group, Inc. 9.00% 2007..............................     200,000       206,000
                       Revlon Consumer Products Corp. 8.63% 2008...................     200,000       198,500
                       Simmons Co. 10.75% 2006.....................................     100,000       105,500
                                                                                                  ------------
                                                                                                    2,826,878
                                                                                                  ------------
                       EDUCATION -- 0.6%
                       University -- 0.6%
                       Boston University 7.63% 2097................................     500,000       559,700
                                                                                                  ------------
                       ENERGY -- 4.3%
                       Energy Services -- 1.8%
                       Coastal Corp. 9.75% 2003....................................     250,000       290,562
                       Enersis SA 7.40% 2016.......................................     600,000       584,982
                       Occidental Petroleum Corp. 8.50% 2004.......................     450,000       460,989
                       Pride Petroleum Services, Inc. 9.38% 2007...................     175,000       187,688
                       Tosco Corp. 7.00% 2000......................................     250,000       254,323

                       Energy Sources -- 2.5%
                       Abraxas Petroleum Corp. 11.50% 2004.........................      50,000        52,375
                       Anker Coal Group, Inc. 9.75% 2007...........................     100,000        97,000
                       Di Industries, Inc. 8.88% 2007..............................     100,000       100,750
                       Forcenergy, Inc. 8.50% 2007.................................     100,000        97,000
                       Forcenergy, Inc. 9.50% 2006.................................      50,000        51,750
                       Husky Oil Ltd. 7.13% 2006...................................   1,000,000     1,026,480
                       KCS Energy, Inc. 8.88% 2008.................................      50,000        48,500
                       National Equipment Services, Inc. 10.00% 2004*..............      50,000        53,125
                       Ocean Energy, Inc. 10.38% 2005..............................      75,000        83,250
                       Sun Co., Inc. 9.00% 2024....................................     750,000       912,652
                                                                                                  ------------
                                                                                                    4,301,426
                                                                                                  ------------
                       FINANCE -- 22.9%
                       Banks -- 6.1%
                       ABN Amro Holdings NV 7.30% 2026.............................     500,000       505,700
                       Continental Bank NA 12.50% 2001(2)..........................     300,000       349,029
                       Den Danske Bank 7.40% 2007*.................................     500,000       529,645
                       First Nationwide Holdings, Inc. 10.63% 2003.................     300,000       334,500
                       Firstbank Puerto Rico 7.63% 2005............................     750,000       780,960
                       National Australia Bank Ltd. 6.60% 2007.....................     500,000       509,355
                       National Bank of Canada 8.13% 2004..........................     750,000       814,275
                       Republic New York Corp. 7.75% 2009..........................   1,000,000     1,112,500
                       Security Pacific Corp. 11.50% 2000..........................     275,000       308,712
                       Signet Banking Corp. 9.63% 1999.............................     300,000       309,978
                       Swedbank 7.50% 2006.........................................     500,000       514,215

                       Financial Services -- 12.6%
                       Allmerica Financial Corp. 7.63% 2025........................     500,000       540,605
                       Amvescap PLC 6.60% 2005*....................................   1,000,000     1,009,090
                       Arvin Capital I 9.50% 2027..................................     500,000       562,700
                       Case Equipment Loan Trust 7.30% 2002........................      40,647        40,794
                       Chevy Chase Auto Receivables 5.80% 2002.....................      46,580        46,550
                       CNA Financial Corp. 6.95% 2018..............................     500,000       499,140
                       CNA Financial Corp. 7.25% 2023..............................     500,000       510,815
                       Continental Global Group, Inc. 11.00% 2007..................     150,000       158,625
                       Delphi Funding LLC 9.31% 2027...............................     800,000       911,152
                       Ford Capital BV 9.38% 2001..................................     600,000       651,768
                       Ford Capital BV 9.50% 2001..................................     200,000       218,622


                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Ford Motor Credit Co. 6.88% 2001............................  $  550,000   $   560,656
                       General Motors Acceptance Corp. 5.63% 2001..................     300,000       297,240
                       Green Tree Financial Corp. 10.25% 2002......................     970,000     1,078,087
                       Hutchinson Whampoa Finance Ltd. 7.50% 2027*.................     500,000       441,150
                       Lehman Brothers, Inc. 7.38% 2007............................     575,000       609,351
                       Navistar Financial Corp. 6.55% 2001.........................      44,797        44,950
                       Reinsurance Group America, Inc. 7.25% 2006*.................     500,000       525,160
                       Resolution Funding Corp. zero coupon 2021...................     640,000       163,834
                       Salomon, Inc. 7.20% 2004....................................     525,000       548,294
                       Santander Finance Issuances 7.25% 2015......................   1,000,000     1,039,580
                       Sun Communities Operating LP 6.77% 2005.....................     900,000       917,172
                       Susa Partnership LP 7.50% 2027..............................     750,000       767,587
                       Susa Partnership LP 8.20% 2017..............................     250,000       277,813
                       Tanger Properties Ltd. 8.75% 2001...........................      85,000        87,898
                       Trizec Finance Corp., Ltd. 10.88% 2005......................      67,000        73,700

                       Insurance -- 4.2%
                       Conseco, Inc. 6.40% 2003....................................     500,000       497,120
                       Conseco, Inc. 10.50% 2004...................................     750,000       901,342
                       Equitable Life Assurance Society of the US 7.70% 2015*......   1,000,000     1,090,700
                       Life Re Capital Trust I 8.72% 2027*.........................     500,000       550,680
                       Provident Cos., Inc. 7.41% 2038.............................     350,000       356,573
                       USF & G Capital II 8.47% 2027...............................     500,000       556,400
                       USF & G Capital III 8.31% 2046*.............................     250,000       279,963
                                                                                                  ------------
                                                                                                   22,883,980
                                                                                                  ------------
                       HEALTHCARE -- 1.3%
                       Health Services -- 1.2%
                       Everest Healthcare Services, Inc. 9.75% 2008*...............      75,000        75,563
                       Genesis Health Ventures, Inc. 9.25% 2006....................      50,000        50,250
                       Hudson Respiratory Care, Inc. 9.13% 2008*...................     125,000       125,937
                       Tenet Healthcare Corp. 8.00% 2005...........................     450,000       463,500
                       Tenet Healthcare Corp. 8.13% 2008*..........................     500,000       502,070

                       Medical Products & Services -- 0.1%
                       Dade International, Inc. 11.13% 2006*.......................     100,000       113,250
                                                                                                  ------------
                                                                                                    1,330,570
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 7.2%
                       Aerospace & Military Technology -- 0.1%
                       Tracor, Inc. 8.50% 2007.....................................     150,000       161,250

                       Business Services -- 4.8%
                       Allied Waste Industries, Inc. zero coupon 2007*(1)..........     150,000       110,250
                       Allied Waste North America, Inc. 10.25% 2006................     100,000       110,250
                       Anchor Lamina, Inc. 9.88% 2008..............................     100,000        99,750
                       Aviation Sales Co. 8.13% 2008...............................     100,000        97,750
                       Coinmach Corp. 11.75% 2005..................................      50,000        56,000
                       Cummings Engine, Inc. 7.13% 2028............................     500,000       503,310
                       Dailey Petroleum Services Corp. 9.50% 2008..................     100,000       100,250
                       Dialog Corp. PLC 11.00% 2007................................      75,000        82,688
                       Diva Systems Corp. zero coupon 2008*(1)(2)..................     100,000        54,000
                       Eagle Picher Industries, Inc. 9.38% 2008*...................      75,000        76,406
                       Fisher Scientific International, Inc. 9.00% 2008............      50,000        50,000
                       Glenoit Corp. 11.00% 2007...................................      50,000        53,750
                       Grove Worldwide LLC 9.25% 2008*.............................     150,000       150,000
                       Holt Group, Inc. 9.75% 2006*................................     100,000       101,250
                       Purina Mills, Inc. 9.00% 2010*..............................      50,000        51,375


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services (continued)
                       Service Corp. International 6.50% 2008......................  $  550,000   $   550,522
                       Sitel Corp. 9.25% 2006*.....................................     200,000       204,000
                       SMFC Trust 7.76% 2035(3)....................................     248,331       226,136
                       Statia Terminals International 11.75% 2003..................      50,000        52,875
                       Tekni Plex, Inc. 9.25% 2008*................................     125,000       125,313
                       Tokheim Corp. 11.50% 2006...................................      31,000        34,410
                       United Stationers Supply Co. 12.75% 2005....................      33,000        37,414
                       Universal Compression, Inc. zero coupon 2008................     100,000        63,250
                       USA Waste Service, Inc. 7.13% 2007..........................     750,000       779,205
                       Viasystems, Inc. 9.75% 2007*................................     100,000       102,750
                       Waste Management, Inc. 8.75% 2018...........................     850,000       958,264

                       Electrical Equipment -- 0.1%
                       Amphenol Corp. 9.88% 2007...................................      50,000        53,000

                       Machinery -- 0.3%
                       Alvey Systems, Inc. 11.38% 2003.............................     100,000       107,000
                       CLARK Material Handling Co. 10.75% 2006.....................     100,000       107,000
                       Neenah Corp. 11.13% 2007....................................      50,000        55,313
                       Werner Holdings Co., Inc. 10.00% 2007*......................      50,000        52,250

                       Multi-Industry -- 0.1%
                       Four M Corp. 12.00% 2006....................................      50,000        52,000

                       Transportation -- 1.8%
                       Allied Holdings, Inc. 8.63% 2007............................     100,000       102,500
                       Ameritruck Distribution Corp. 12.25% 2005...................     100,000        70,000
                       Chemical Leaman Corp. 10.38% 2005...........................     100,000       105,750
                       Gearbulk Holdings Ltd. 11.25% 2004..........................     100,000       109,000
                       Johnstown America Industries, Inc. 11.75% 2005..............      50,000        55,625
                       Stena AB 8.75% 2007.........................................     100,000       103,125
                       Stena AB 10.50% 2005........................................     100,000       109,000
                       Stena Line AB 10.63% 2008...................................     100,000       101,250
                       Transport Ocean Container Corp. 12.25% 2004.................     850,000       994,500
                                                                                                  ------------
                                                                                                    7,169,731
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 12.0%
                       Broadcasting & Media -- 9.9%
                       Acme Televison LLC zero coupon 2004.........................      75,000        61,313
                       Affiliated Newspapers Investments, Inc. zero coupon
                         2006(1)(2)................................................     100,000        97,000
                       Big City Radio, Inc. zero coupon 2005*......................     150,000       111,000
                       Chancellor Media Corp. 8.13% 2007...........................     175,000       175,875
                       Chancellor Media Corp. 8.75% 2007...........................      50,000        51,750
                       Chancellor Media Corp. 9.38% 2004...........................     100,000       104,750
                       Chancellor Media Corp. 10.50% 2007..........................     100,000       112,250
                       Comcast Cable Communications 8.50% 2027*....................     500,000       587,525
                       Comcast Cellular Holdings, Inc. 9.50% 2007..................      50,000        51,500
                       Comcast Corp. 9.38% 2005....................................     200,000       213,434
                       Comcast UK Cable Partners Ltd. zero coupon 2007(1)..........     175,000       143,937
                       Continental Cablevision, Inc. 9.50% 2013....................     750,000       882,585
                       CSC Holdings, Inc. 9.25% 2005...............................     225,000       237,937
                       Diamond Cable PLC zero coupon 2007*(1)......................     150,000       106,688
                       Diamond Holdings PLC 9.13% 2008*............................     100,000       103,250
                       Echostar Satellite Broadcasting Corp. zero coupon 2004(1)...     150,000       137,625
                       Fox/Liberty Networks LLC zero coupon 2007*(1)...............     250,000       168,125
                       Garden State Newspapers, Inc. 8.75% 2009....................      50,000        51,188
                       Hollinger International Publishing, Inc. 9.25% 2007.........      75,000        78,375
                       International CableTel, Inc. zero coupon 2006(1)............     250,000       205,000


                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Lamar Advertising Co. 8.63% 2007............................  $  150,000   $   153,000
                       Millicom International Cellular SA zero coupon 2006(1)......     200,000       157,500
                       News America Holdings, Inc. 8.00% 2016......................     300,000       326,616
                       News America Holdings, Inc. 10.13% 2012.....................     500,000       582,675
                       Outdoor Systems, Inc. 8.88% 2007............................     200,000       207,500
                       Paging Network, Inc. 10.00% 2008............................     175,000       181,125
                       Paramount Communications, Inc. 8.25% 2022...................     500,000       519,760
                       Regal Cinemas, Inc. 9.50% 2008*.............................     125,000       125,625
                       Rogers Cablesystems Ltd. 10.00% 2007........................     100,000       110,250
                       Rogers Cablesystems Ltd. Class B 10.00% 2005................     125,000       138,125
                       SCI Television, Inc. 11.00% 2005............................     475,000       481,469
                       SFX Broadcasting, Inc. 10.75% 2006..........................      50,000        55,250
                       Silver Cinemas International, Inc. 10.50% 2005*.............     100,000       102,250
                       Sinclair Broadcast Group, Inc. 8.75% 2007...................     150,000       152,250
                       Sinclair Broadcast Group, Inc. 9.00% 2007*..................     175,000       179,812
                       Sinclair Broadcast Group, Inc. 10.00% 2005..................      50,000        53,500
                       Sullivan Broadcasting 10.25% 2005...........................     100,000       114,375
                       Telewest Communications PLC zero coupon 2007(1).............     300,000       240,750
                       Teligent, Inc. 11.50% 2007..................................     150,000       153,375
                       TKR Cable, Inc. 10.50% 2007.................................   1,200,000     1,318,740
                       UIH Australia Pacific, Inc. zero coupon 2006(1).............     100,000        69,000
                       United International Holdings, Inc. 10.75% 2008.............     250,000       157,500
                       Viacom, Inc. 8.00% 2006.....................................     450,000       463,500
                       Ziff Davis, Inc. 8.50% 2008.................................     200,000       201,500

                       Entertainment Products -- 0.1%
                       Cobblestone Golf Group, Inc. 11.50% 2003....................      50,000        56,188

                       Leisure & Tourism -- 2.0%
                       AMF Group, Inc., Series B zero coupon 2006(1)...............     197,000       160,062
                       Continental Airlines 6.90% 2018.............................     750,000       769,732
                       Courtyard Marriott Ltd. 10.75% 2008.........................      50,000        55,188
                       Premier Parks, Inc. zero coupon 2008(1).....................     250,000       159,375
                       Premier Parks, Inc. 12.00% 2003.............................     100,000       110,750
                       Six Flags Theme Parks, Inc. zero coupon 2005(1).............     125,000       141,094
                       Southwest Airlines Co. 7.38% 2027...........................     590,000       637,607
                                                                                                  ------------
                                                                                                   12,016,550
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 5.0%
                       Computers & Business Equipment -- 0.5%
                       Harris Corp. 10.38% 2018....................................     500,000       535,410

                       Electronics -- 0.8%
                       Figgie International, Inc. 9.88% 1999.......................     750,000       765,000

                       Telecommunications -- 3.7%
                       Anixter, Inc. 8.00% 2003....................................     500,000       526,320
                       Call-Net Enterprises, Inc. zero coupon 2007(1)..............     250,000       175,313
                       Charter Communications South East LP 11.25% 2006............      50,000        55,000
                       E Spire Communications, Inc. 13.75% 2007....................      50,000        57,500
                       Hermes Europe Railtel BV 11.50% 2007........................     100,000       113,000
                       Highwaymaster Communications 13.75% 2005*(2)................      50,000        50,875
                       ICG Holdings, Inc. zero coupon 2006.........................     100,000        79,000
                       Intermedia Communications, Inc. zero coupon 2006(1).........     175,000       143,062
                       Intermedia Communications, Inc. zero coupon 2007(1).........     125,000        91,875
                       Intermedia Communications, Inc. 8.60% 2008*.................     100,000       101,000
                       IXC Communications, Inc. 9.00% 2008*........................     100,000        98,875
                       JTM Industries, Inc. 10.00% 2008*...........................      50,000        50,375


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Lenfest Communications, Inc. 8.38% 2005.....................  $  150,000   $   157,125
                       Level 3 Commerce, Inc. 9.13% 2008...........................     400,000       388,000
                       Mcleod USA, Inc. zero coupon 2007(1)........................     275,000       204,187
                       Mcleod USA, Inc. 8.38% 2008*................................      50,000        50,000
                       Metronet Communications Corp. 12.00% 2007(2)................      50,000        57,500
                       Nextel Communications, Inc. zero coupon 2007(1).............     225,000       149,625
                       Nextel Communications, Inc. zero coupon 2008*(1)............     250,000       159,375
                       Nextel International, Inc. zero coupon 2008*(1).............      75,000        44,063
                       Nextlink Communications, Inc. 9.00% 2008*...................     100,000        99,750
                       Nextlink Communications, Inc. 9.45% 2008*...................     150,000        91,500
                       Pegasus Communications Corp. 9.63% 2005.....................      50,000        51,750
                       Qwest Communications International, Inc. zero coupon
                         2008*(1)..................................................      50,000        35,437
                       Qwest Communications International, Inc. 10.88% 2007........     150,000       172,125
                       Telecommunications Techniques LLC 9.75% 2008*...............     125,000       125,313
                       Telesystem International Wireless, Inc. zero coupon
                         2007(1)...................................................     250,000       170,000
                       Triton PCS, Inc. zero coupon 2008*(1).......................     200,000       117,750
                       Vanguard Cellular Systems, Inc. 9.38% 2006..................     100,000       104,500
                                                                                                  ------------
                                                                                                    5,020,605
                                                                                                  ------------
                       MATERIALS -- 6.7%
                       Chemicals -- 0.0%
                       ISP Holdings, Inc. 9.75% 2002...............................      50,000        52,750

                       Forest Products -- 1.7%
                       Buckeye Cellulose Corp. 9.25% 2008..........................     125,000       131,875
                       Donohue Forest Products, Inc. 7.63% 2007....................     750,000       798,375
                       Pope & Talbot, Inc. 8.38% 2013..............................     250,000       248,632
                       Quno Corp. 9.13% 2005.......................................     400,000       428,000
                       Stone Container Corp. 11.50% 2004...........................      50,000        54,500

                       Metals & Minerals -- 5.0%
                       Barrick Gold Finance, Inc. 7.50% 2007.......................     750,000       792,877
                       Chiles Offshore LLC Corp. 10.00% 2008*......................     125,000       122,500
                       Euramax International PLC 11.25% 2006.......................     100,000       108,000
                       GS Technologies, Inc. 12.25% 2005...........................     100,000       114,250
                       Inco Ltd. 9.60% 2022........................................   1,325,000     1,482,052
                       MMI Products, Inc. 11.25% 2007*.............................     150,000       165,375
                       Placer Dome, Inc. 8.50% 2045................................     750,000       717,443
                       Ryderson Tull, Inc. 9.13% 2006..............................     100,000       107,750
                       Santa Fe Pacific Gold Corp. 8.38% 2005......................     225,000       234,844
                       Southdown, Inc. 10.00% 2006.................................   1,000,000     1,115,000
                                                                                                  ------------
                                                                                                    6,674,223
                                                                                                  ------------
                       MUNICIPAL BONDS -- 0.8%
                       Municipal Bonds -- 0.8%
                       Atlanta & Fulton County Georgia Recreation 7.00% 2028.......     500,000       504,320
                       McKeesport Pennsylvania 7.30% 2020..........................     250,000       256,620
                                                                                                  ------------
                                                                                                      760,940
                                                                                                  ------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 1.8%
                       Foreign Government -- 1.8%
                       Province of Quebec 13.25% 2014..............................     890,000     1,005,335
                       Republic of Colombia 7.25% 2003.............................     250,000       246,432
                       Republic of South Africa 9.63% 1999.........................     500,000       519,525
                                                                                                  ------------
                                                                                                    1,771,292
                                                                                                  ------------


                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE -- 1.0%
                       Real Estate Companies -- 0.1%
                       AEI Holdings, Inc. 10.00% 2007*.............................  $   50,000   $    50,375

                       Real Estate Investment Trusts -- 0.9%
                       Chelsea GCA Realty, Inc. 7.75% 2001.........................     150,000       153,755
                       Price REIT, Inc. 7.50% 2006.................................     750,000       790,132
                                                                                                  ------------
                                                                                                      994,262
                                                                                                  ------------
                       UTILITIES -- 2.9%
                       Electric Utilities -- 2.5%
                       California Energy, Inc. 10.25% 2004(4)......................     600,000       642,300
                       El Paso Electric Co. 9.40% 2011.............................      75,000        84,919
                       International Utility Structures, Inc. 10.75% 2008*.........      50,000        51,375
                       Israel Electric Corp Ltd. 7.88% 2026*.......................     850,000       883,541
                       Puget Sound Energy 7.02% 2027...............................     350,000       360,832
                       Tenaga Nasional Berhad 7.50% 2096*..........................     500,000       384,340
                       Wesco Distribution, Inc. 9.13% 2008.........................     100,000        99,675
                       Wesco International, Inc. 11.13% 2008.......................      50,000        29,011

                       Telephone -- 0.4%
                       American Cellular Corp. 10.50% 2008.........................     125,000       123,437
                       Paging Network, Inc. 10.13% 2007............................      50,000        52,000
                       Pathnet, Inc. 12.25% 2008*(2)...............................     100,000       109,000
                       Viatel, Inc. 11.25%, 4/15/08(2).............................      75,000        78,750
                       Viatel, Inc. zero coupon 2008*(2)...........................      50,000        29,125
                                                                                                  ------------
                                                                                                    2,928,305
                                                                                                  ------------
                       TOTAL BONDS & NOTES (cost $75,586,180)......................                77,418,060
                                                                                                  ------------

                                         PREFERRED STOCK -- 4.2%                       SHARES
                       ---------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.0%
                       Food, Beverage & Tobacco -- 0.0%
                       Nebco Evans Holding Co. 11.25%*(5)..........................         350        36,225
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 0.8%
                       Broadcasting & Media -- 0.8%
                       American Radio Systems Corp. Series B, 11.375%(5)...........       1,052       125,188
                       Benedek Communications Corp. 11.50%*(5).....................          75        75,750
                       Capstar Broadcasting Partners 12.00%*.......................         532        62,909
                       Pegasus Communications Corp. 12.75%*........................         111       130,425
                       Primedia, Inc. Series F, 9.20%..............................       3,000       297,000
                       SFX Broadcasting, Inc. Series E, 12.625%*...................         531        62,791
                       Sinclair Capital 11.625%....................................         500        55,545
                                                                                                  ------------
                                                                                                      809,608
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 1.1%
                       Software -- 1.0%
                       Microsoft Corp. convertible $2.196..........................      10,520       982,305

                       Telecommunications -- 0.1%
                       Nextel Communications, Inc. 11.125%(5)......................          51        54,282
                                                                                                  ------------
                                                                                                    1,036,587
                                                                                                  ------------


---------------------

                                       PREFERRED STOCK (CONTINUED)                     SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE -- 2.3%
                       Real Estate Investment Trusts -- 2.3%
                       Crown American Realty Trust Series A, 11.00%................       1,000   $    53,625
                       Highwood Properties, Inc. 8.625%............................       1,000     1,100,625
                       Security Capital Industrial Trust Series C, 8.54%...........      20,000     1,096,250
                                                                                                  ------------
                                                                                                    2,250,500
                                                                                                  ------------
                       TOTAL PREFERRED STOCK (cost $3,915,582).....................                 4,132,920
                                                                                                  ------------

                                            WARRANTS -- 0.0%+                         WARRANTS
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Australis Holdings Property Ltd. 10/30/01* .................          50             0
                       Pegasus Communications Corp. 1/01/2007......................         100         3,250
                       UIH Australia Pacific, Inc. 5/15/06.........................         100           500
                                                                                                  ------------
                                                                                                        3,750
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       Highwaymaster Communications, Inc. 1/01/49*.................          50            50
                       Metronet Communications Corp. 8/15/07*......................          50         2,000
                                                                                                  ------------
                                                                                                        2,050
                                                                                                  ------------
                       TOTAL WARRANTS (cost $2,772)................................                     5,800
                                                                                                  ------------
                                                                                     PRINCIPAL
                                  U.S. GOVERNMENT AND AGENCIES -- 10.7%                AMOUNT
                       ---------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES -- 10.7%
                       U.S. Government & Agencies -- 10.7%
                       Federal National Mortgage Association 6.50% 2011............  $1,252,369     1,259,407
                       Federal National Mortgage Association 8.50% 2005............     750,000       780,465
                       Government National Mortgage Association 8.00% 2026.........   1,141,014     1,186,289
                       United States Treasury Bonds 6.00% 2026.....................   1,750,000     1,776,250
                       United States Treasury Bonds 6.13% 2027.....................   1,000,000     1,044,840
                       United States Treasury Bonds 6.38% 2027.....................   1,432,000     1,534,703
                       United States Treasury Bonds 11.63% 2004....................   1,000,000     1,319,220
                       United States Treasury Notes 5.63% 2002.....................     500,000       500,390
                       United States Treasury Notes 6.25% 2003.....................     250,000       256,563
                       United States Treasury Notes 7.75% 1999.....................   1,000,000     1,030,940
                                                                                                  ------------
                       TOTAL U.S. GOVERNMENT AND AGENCIES (cost $10,528,192).......                10,689,067
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $90,032,726)..............                92,245,847
                                                                                                  ------------


                                                           ---------------------

                                                              PRINCIPAL
               SHORT-TERM SECURITIES -- 7.4%                    AMOUNT        VALUE
---------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.9%
Continental Corp. 8.25% due 4/15/99.........................  $  100,000   $   101,549
Valassis Inserts, Inc. 9.38% due 3/15/99....................     750,000       763,815
                                                                           ------------
                                                                               865,364
                                                                           ------------
TIME DEPOSIT -- 6.5%
Cayman Island Time Deposit 5.25% due 6/01/98................   6,515,000     6,515,000
                                                                           ------------
TOTAL SHORT-TERM SECURITIES (cost $7,373,242)...............                 7,380,364
                                                                           ------------
TOTAL INVESTMENTS --
  (cost $97,405,968)                                  99.8%                 99,626,211
Other assets less liabilities --                       0.2                     228,994
                                                     ------                ------------
NET ASSETS --                                        100.0%                $99,855,205
                                                     ======               ============



-----------------------------

         *   Resale restricted to qualified institutional buyers


         +   Non-income producing securities


         (1) Represents a zero coupon bond which will convert to an interest bearing security at a later date


         (2) Consists of more than one class of securities traded together as a unit, generally bonds with attached stocks or warrants


         (3) Fair valued security; see Note 2


         (4) Variable rate security; rate as of May 31, 1998


         (5) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash


         See Notes to Financial Statements.

-----------------------------
24

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 89.5%                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.0%
                       Apparel & Textiles -- 1.8%
                       Phillips Van Heusen Corp. 7.75% 2023........................  $2,500,000   $  2,299,475
                       Phillips Van Heusen Corp. 9.50% 2008*.......................   3,000,000      2,992,500

                       Automotive -- 0.6%
                       Trident Automotive PLC 10.00% 2005*.........................   1,500,000      1,616,250

                       Housing -- 0.8%
                       Lifestyle Furnishings International Ltd. 10.88% 2006........   2,000,000      2,230,000

                       Retail -- 3.8%
                       Commemorative Brands, Inc. 11.00% 2007......................   1,500,000      1,530,000
                       Electronic Retailing Systems International zero coupon
                         2004(1)...................................................   1,500,000        757,500
                       Eye Care Centers of America, Inc. 12.00% 2003...............   2,000,000      2,167,500
                       Finlay Fine Jewelry Corp. 8.38% 2008........................   1,500,000      1,507,500
                       Jitney Jungle Stores of America, Inc. 12.00% 2006...........   2,500,000      2,815,625
                       Jumbo Sports, Inc. convertible 4.25% 2000...................     900,000        324,000
                       Shop At Home, Inc. 11.00% 2005..............................   2,000,000      2,075,000
                                                                                                  -------------
                                                                                                    20,315,350
                                                                                                  -------------
                       CONSUMER STAPLES -- 7.2%
                       Food, Beverage & Tobacco -- 1.2%
                       Specialty Foods Acquisition Corp. zero coupon 2005(1).......   1,500,000        605,625
                       Specialty Foods Corp. 11.13% 2002...........................   2,850,000      2,878,500

                       Household Products -- 6.0%
                       Carson, Inc. 10.38% 2007....................................   2,000,000      2,000,000
                       Drypers Corp. 10.25% 2007...................................   1,000,000      1,032,500
                       Drypers Corp. 10.25% 2007*..................................   2,000,000      2,065,000
                       French Fragrances, Inc. 10.38% 2007.........................   2,750,000      2,942,500
                       Polymer Group Inc. 9.00% 2007...............................   3,500,000      3,605,000
                       Polymer Group, Inc. 8.75% 2008*.............................   3,500,000      3,535,000
                       Revlon Consumer Products Corp. 9.50% 1999...................   2,000,000      2,057,500
                                                                                                  -------------
                                                                                                    20,721,625
                                                                                                  -------------
                       ENERGY -- 4.6%
                       Energy Services -- 1.6%
                       Pride International, Inc. 9.38% 2007........................   4,400,000      4,719,000

                       Energy Sources -- 3.0%
                       Houston Exploration Co. 8.63% 2008*.........................   1,000,000      1,000,000
                       ICO, Inc. 10.38% 2007.......................................   1,250,000      1,300,000
                       P&L Coal Holdings Corp. 8.88% 2008*.........................   2,000,000      2,042,500
                       Southwest Royalties, Inc. 10.50% 2004.......................   2,500,000      2,262,500
                       Statia Terms International 11.75% 2003......................   2,000,000      2,115,000
                                                                                                  -------------
                                                                                                    13,439,000
                                                                                                  -------------
                       FINANCE -- 4.3%
                       Banks -- 1.2%
                       Bankunited Financial Corp. 10.25% 2026......................   2,000,000      2,180,000
                       Western Financial Savings Bank 8.88% 2007...................   1,500,000      1,421,250

                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 3.1%
                       Dollar Financial Group, Inc. 10.88% 2006....................  $2,000,000   $  2,170,000
                       DTI Holdings, Inc. zero coupon 2008(1)(2)...................   3,750,000      2,137,500
                       Nationwide Credit, Inc. 10.25% 2008*........................   2,000,000      2,035,000
                       Richmont Marketing Specialist 10.13% 2007*..................   2,500,000      2,537,500
                                                                                                  -------------
                                                                                                    12,481,250
                                                                                                  -------------
                       HEALTHCARE -- 4.1%
                       Drugs -- 1.5%
                       Schein Pharmaceutical, Inc. 8.73% 2004(3)...................   4,500,000      4,365,000

                       Health Services -- 2.6%
                       Abbey Healthcare Group, Inc. 9.50% 2002.....................   1,500,000      1,500,000
                       Fresenius Medical Care Capital Trust III 7.88% 2008.........   1,000,000        985,000
                       Integrated Health Services, Inc. 9.25% 2008.................   1,000,000      1,025,000
                       Tenet Healthcare Corp. 8.00% 2005...........................   4,000,000      4,120,000
                                                                                                  -------------
                                                                                                    11,995,000
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 7.8%
                       Aerospace & Military Technology -- 1.5%
                       Interlake Corp. 12.13% 2002.................................   2,000,000      2,060,000
                       L-3 Communications Corp. 10.38% 2007........................   2,000,000      2,210,000

                       Business Services -- 1.0%
                       Huntsman Corp. 9.09% 2008*(3)...............................   3,000,000      3,030,000

                       Transportation -- 5.3%
                       Alpha Shipping PLC 9.50% 2008*..............................   1,250,000      1,206,250
                       Ermis Maritime Holdings Ltd. 12.50% 2006*(2)................   1,364,000      1,470,392
                       First Wave Marine, Inc. 11.00% 2008.........................   2,000,000      2,135,000
                       Golden Ocean Group Ltd. 10.00% 2001*(2).....................   3,350,000      2,876,813
                       Panoceanic Bulk Carriers Ltd. 12.00% 2007...................   1,000,000        952,500
                       Pegasus Shipping Hellas Ltd. 11.88% 2004....................   1,500,000      1,522,500
                       Stena AB 10.50% 2005........................................   2,000,000      2,160,000
                       TBS Shipping International Ltd. 10.00% 2005*................   1,500,000      1,406,250
                       Travelcenters America, Inc. 10.25% 2007.....................   1,500,000      1,590,000
                                                                                                  -------------
                                                                                                    22,619,705
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 12.9%
                       Broadcasting & Media -- 11.5%
                       Australis Holdings Property Ltd. zero coupon 2002(1)(4).....   1,000,000        200,000
                       Big City Radio, Inc. zero coupon 2005*(1)...................   2,500,000      1,850,000
                       Busse Broadcasting Corp. 11.63% 2000........................   1,820,000      1,963,325
                       Cellnet Data Systems, Inc. zero coupon 2007(1)..............   3,200,000      1,832,000
                       Central European Media Enterprises Ltd. 9.38% 2004..........   3,525,000      3,413,434
                       Comcast UK Cable Partners Ltd. zero coupon 2007(1)..........   1,000,000        822,500
                       Diamond Holdings PLC 9.13% 2008*............................   2,500,000      2,581,250
                       Echostar DBS Corp. 12.50% 2002..............................   1,250,000      1,403,125
                       Echostar Satellite Broadcasting Corp. zero coupon 2004(1)...   1,000,000        917,500
                       Fox Family Worldwide, Inc. 9.25% 2007.......................   1,500,000      1,462,500
                       ICG Services, Inc. zero coupon 2008*(1).....................   3,500,000      2,095,625
                       International CableTel, Inc. zero coupon 2006(1)............   5,000,000      4,100,000
                       Knology Holdings, Inc. zero coupon 2007(1)..................   2,500,000      1,459,375
                       Radio One, Inc. 7.00% 2004(3)...............................   1,000,000      1,020,000
                       Spanish Broadcasting Systems, Inc. 12.50% 2002..............   2,250,000      2,573,437
                       UIH Australia Pacific, Inc. zero coupon 2006(1).............   1,000,000        690,000
                       United International Holdings, Inc. zero coupon 2008(1).....   4,500,000      2,801,250
                       Wavetek Corp. 10.13% 2007...................................   2,000,000      2,080,000


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Entertainment Products -- 0.3%
                       Outboard Marine Corp. 10.75% 2008*..........................  $1,000,000   $  1,008,750

                       Leisure & Tourism -- 1.1%
                       Station Casinos, Inc. 9.63% 2003............................   3,000,000      3,101,250
                                                                                                  -------------
                                                                                                    37,375,321
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 24.4%
                       Computers & Business Equipment -- 0.6%
                       Diva Systems Corp. zero coupon 2008*(1)(2)..................   3,250,000      1,722,500

                       Electronics -- 1.5%
                       Hawk Corp. 10.25% 2003......................................   2,000,000      2,147,500
                       Park 'N View, Inc. 13.00% 2008*(2)..........................   2,250,000      2,261,250

                       Software -- 0.4%
                       Verio, Inc. 13.50% 2004*(2).................................   1,000,000      1,160,000

                       Telecommunications -- 21.9%
                       American Mobile Satellite Corp. 12.25% 2008*(2).............   1,500,000      1,515,000
                       Centennial Cellular Corp. 8.88% 2001........................   3,500,000      3,648,750
                       Comcast Cellular Holdings, Inc. 9.50% 2007..................   5,000,000      5,150,000
                       E Spire Communications, Inc. zero coupon 2005(1)............   1,500,000      1,237,500
                       Flag Ltd. 8.25% 2008*.......................................   1,250,000      1,268,750
                       Global Crossing Holdings Ltd. 9.63% 2008*...................     750,000        772,500
                       GST Network Funding Inc. zero coupon 2008*(1)...............   2,250,000      1,341,562
                       Hermes Europe Railtel BV 11.50% 2007........................   1,500,000      1,695,000
                       ICG Holdings, Inc. zero coupon 2007(1)......................   3,500,000      2,520,000
                       IDT Corp. 8.75% 2006*.......................................   1,000,000        972,500
                       Intermedia Communications Inc. 8.60% 2008*..................   4,000,000      4,040,000
                       International Wireless Communication zero coupon 2001.......   3,750,000      1,312,500
                       Ionica PLC zero coupon 2007(1)..............................   4,250,000      1,147,500
                       Ionica PLC 13.50% 2006......................................     500,000        320,000
                       Lenfest Communications, Inc. 7.63% 2008*....................   1,000,000        995,000
                       Level 3 Communications, Inc. 9.13% 2008*....................   3,500,000      3,395,000
                       Microcell Telecommunications zero coupon 2006(1)............   3,000,000      2,220,000
                       Midcom Communications, Inc. 8.25% 2003 convertible(5).......     550,000        121,000
                       Millicom International Cellular SA zero coupon 2006(1)......   1,000,000        787,500
                       Nextel Communications, Inc. zero coupon 2004(1).............   1,000,000        977,500
                       Nextel Communications, Inc. zero coupon 2004(1).............   3,500,000      3,386,250
                       Occidente Y Caribe Celular SA zero coupon 2004(1)...........   2,000,000      1,534,980
                       Omnipoint Communications, Inc. 8.88% 2006*(3)...............   3,000,000      2,992,500
                       Orbcomm Global LP 14.00% 2004...............................   2,750,000      3,183,125
                       Orion Network Systems, Inc. 12.50% 2007(1)(2)...............   3,500,000      2,725,625
                       Paging Network Do Brasil SA 13.50% 2005.....................   1,594,000      1,507,669
                       Poland Telecom Finance BV 14.00% 2007*(2)...................   1,000,000      1,100,000
                       Primus Telecommunications Group 9.88% 2008*.................   4,000,000      3,980,000
                       Rhythms Netconnections, Inc. 13.50% 2008*(1)(2).............   2,000,000      1,040,000
                       RSL Communications Ltd. 12.25% 2006.........................   2,750,000      3,121,250
                       Transtel Pass Through Trust 12.50% 2007*....................   1,500,000      1,434,375
                       Vialog Corp. 12.75% 2001....................................   2,000,000      2,062,500
                                                                                                  -------------
                                                                                                    77,797,086
                                                                                                  -------------
                       MATERIALS -- 11.8%
                       Chemicals -- 2.7%
                       American Pacific Corp. 9.25% 2005*..........................   2,000,000      2,070,000
                       NL Industries, Inc. 11.75% 2003.............................   2,595,000      2,854,500
                       Sterling Chemicals Holdings, Inc. zero coupon 2008(1).......   3,250,000      1,933,750
                       Sterling Chemicals, Inc. 11.75% 2006........................   1,000,000      1,010,000


                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products -- 3.1%
                       Ainsworth Lumber Ltd. 12.50% 2007*..........................  $1,750,000   $  1,881,250
                       American Pad & Paper Co. 13.00% 2005........................     650,000        654,875
                       Doman Industries Ltd. 8.75% 2004............................   3,000,000      2,955,000
                       Florida Coast Paper Co. 12.75% 2003.........................   3,000,000      3,315,000

                       Metals & Minerals -- 6.0%
                       Acme Metals, Inc. 10.88% 2007*..............................   1,500,000      1,473,750
                       Acme Metals, Inc. 12.50% 2002...............................   1,727,000      1,839,255
                       Ameristeel Corp. 8.75% 2008*................................   1,775,000      1,775,000
                       Great Central Mines Ltd. 8.88% 2008*........................   3,000,000      2,981,250
                       GS Technologies Operating, Inc. 12.00% 2004.................   1,500,000      1,665,000
                       Kaiser Aluminum & Chemical Corp. 12.75% 2003................   3,000,000      3,206,250
                       Metal Management, Inc. 10.00% 2008*.........................   3,000,000      2,958,750
                       Renco Metals, Inc. 11.50% 2003..............................   1,500,000      1,575,000
                                                                                                  -------------
                                                                                                    34,148,630
                                                                                                  -------------
                       UTILITIES -- 5.4%
                       Electric Utilities -- 0.6%
                       International Utility Structures, Inc. 10.75% 2008*.........   1,750,000      1,798,125

                       Telephone -- 4.8%
                       Bell Technology Group Ltd. 13.00% 2005*(2)..................   4,000,000      4,130,000
                       Celcaribe SA 13.50% 2004....................................   1,250,000      1,292,188
                       Covad Communications Group, Inc. zero coupon 2008*(1)(2)....   1,750,000        918,750
                       Econophone, Inc. 13.50% 2007................................   2,000,000      2,255,000
                       KMC Telecom Holdings, Inc. zero coupon 2008*(1)(2)..........   4,500,000      2,677,500
                       USN Communications, Inc. zero coupon 2004(1)................   2,750,000      2,193,125
                       Viatel, Inc. zero coupon 2008*(1)(2)........................     500,000        291,250
                                                                                                  -------------
                                                                                                    15,555,938
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $261,038,714).....................                259,448,905
                                                                                                  -------------


                                           COMMON STOCK -- 0.1%                        SHARES
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism -- 0.0%
                       Capital Gaming International, Inc.+(4)......................         103              1
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       Hyperion Telecommunications.................................      18,180        278,381
                       Microcell Telecommunications................................      17,149        137,192
                       Paging Brazil Holdings Co. LLC(4)...........................       1,594             16
                                                                                                  -------------
                                                                                                       415,589
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $359,913)..........................                    415,590
                                                                                                  -------------


---------------------

                  PREFERRED STOCK -- 4.3%                       SHARES         VALUE
----------------------------------------------------------------------------------------
HEALTHCARE -- 0.8%
Health Services -- 0.8%
Fresenius Medical Care Capital Trust 8.22%..................       2,250   $  2,351,250
                                                                           -------------
INFORMATION & ENTERTAINMENT -- 2.6%
Broadcasting & Media -- 2.6%
CSC Holdings, Inc. Series M 11.13%..........................      23,769      2,739,371
Echostar Communications Corp. Series C 3.85%................      35,000      2,135,000
Time Warner, Inc. Series M 10.25%(6)........................       2,250      2,553,750
                                                                           -------------
                                                                              7,428,121
                                                                           -------------
INFORMATION TECHNOLOGY -- 0.9%
Telecommunications -- 0.9%
Intermedia Communications, Inc. convertible, 7.00%*.........       5,000        171,875
IXC Communications, Inc. 6.75%*.............................      15,000        693,750
Nextlink Communications, Inc. 6.50%*........................      10,000        477,500
Omnipoint Corp. 7.00%*......................................      29,000      1,334,000
                                                                           -------------
                                                                              2,677,125
                                                                           -------------
TOTAL PREFERRED STOCK (cost $12,019,188)....................                 12,456,496
                                                                           -------------

                     WARRANTS -- 0.2%+                           WARRANTS
----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
Retail -- 0.0%
Electronic Retailing Systems International 2/01/04*.........       1,500         15,000
                                                                           -------------
INDUSTRIAL & COMMERCIAL -- 0.0%
Multi-Industry -- 0.0%
Golden Ocean Group Ltd. 8/30/01.............................       2,500         10,000
                                                                           -------------
INFORMATION & ENTERTAINMENT -- 0.1%
Broadcasting & Media -- 0.1%
Australis Holdings Property Ltd. 10/30/01*..................       1,000              0
Benedek Communications Corp. 7/01/07(4).....................      12,500         31,250
Cellnet Data Systems, Inc. 9/15/07..........................       1,700         80,750
Knology Holdings, Inc. 10/15/07*............................       6,000         12,000
UIH Australia Pacific, Inc. 5/15/06(4)......................       1,000          5,000
United International Holdings, Inc. 11/15/99................       1,750         17,500

Leisure & Tourism -- 0.0%
Fitzgerald Gaming Corp. 3/15/99*(4).........................       2,000             20
                                                                           -------------
                                                                                146,520
                                                                           -------------
INFORMATION TECHNOLOGY -- 0.1%
Telecommunications -- 0.1%
Clearnet Communications, Inc. 9/15/05.......................       3,300         19,800
International Wireless Communication Holdings, Inc.
  8/15/07*(4)...............................................       3,750              0
Ionica PLC 8/15/06..........................................       1,000         25,000
Occidente Y Caribe Celular SA 3/15/04*(4)...................       8,000         64,000
Primus Telecommunications Group 8/01/04.....................       1,000         38,000
Vialog Corp. 11/15/01.......................................       2,000        120,000
                                                                           -------------
                                                                                266,800
                                                                           -------------
TOTAL WARRANTS (cost $423,359)..............................                    438,320
                                                                           -------------
TOTAL INVESTMENT SECURITIES (cost $273,841,174).............                272,759,311
                                                                           -------------


                                                           ---------------------

                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 0.7%                    AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 0.7%
                       Stone Container Corp. 11.88% due 12/01/98 (cost
                         $2,020,405)...............................................  $2,000,000   $  2,045,000
                                                                                                  -------------
                                       REPURCHASE AGREEMENT -- 2.8%
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.8%
                       Joint Repurchase Agreement Account (Note 3) (cost
                         $8,093,000)...............................................   8,093,000      8,093,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $283,954,579)                                97.6%                  282,897,311
                       Other assets less liabilities --                      2.4                     6,932,230
                                                                           ------                 -------------
                       NET ASSETS --                                       100.0%                 $289,829,541
                                                                           ======                 =============


              -----------------------------

              +   Non-income producing securities


              *   Resale restricted to qualified institutional buyers


              (1) Represents a zero coupon bond which will convert to an interest bearing security at a later date


              (2) Consists of more than one class of securities traded together as a unit, generally bonds with attached stocks or warrants


              (3) Variable rate security; rate as of May 31, 1998


              (4) Fair valued security, see Note 2


              (5) Bond in default


              (6) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash


              See Notes to Financial Statements.

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)


                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 85.6%                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.7%
                       Housing -- 1.0%
                       American Standard Co. 7.38% 2008............................  $1,525,000   $  1,502,125

                       Retail -- 1.7%
                       K-Mart Funding Corp. 8.80% 2010.............................     660,000        700,715
                       Musicland Group, Inc. 9.88% 2008*...........................     600,000        595,500
                       Southland Corp. 5.00% 2003..................................   1,445,000      1,249,925
                                                                                                  -------------
                                                                                                     4,048,265
                                                                                                  -------------
                       CONSUMER STAPLES -- 0.5%
                       Food, Beverage & Tobacco -- 0.3%
                       Fleming Cos., Inc. 10.50% 2004*.............................     144,000        149,400
                       Smithfield Foods, Inc. 7.63% 2008*..........................     250,000        246,875

                       Household Products -- 0.2%
                       Revlon Consumer Products Corp. 8.13% 2006...................     375,000        373,125
                                                                                                  -------------
                                                                                                       769,400
                                                                                                  -------------
                       ENERGY -- 0.8%
                       Energy Services -- 0.1%
                       EES Coke Battery, Inc. 9.38% 2007*..........................     175,000        184,123

                       Energy Sources -- 0.7%
                       Chesapeake Energy Corp. 9.63% 2005*.........................     535,000        536,337
                       Synder Oil Corp. 8.75% 2007.................................     490,000        497,350
                                                                                                  -------------
                                                                                                     1,217,810
                                                                                                  -------------
                       FINANCE -- 11.4%
                       Banks -- 3.9%
                       Export Credit Bank of Turkey 9.00% 2000.....................   1,750,000      1,723,750
                       Export Import Bank Korea 6.50% 1999.........................   1,800,000      1,699,920
                       SBS Agro Finance Bank 10.25% 2000...........................   2,500,000      2,081,250
                       Western Financial Savings Bank 8.88% 2007...................     315,000        298,463

                       Financial Services -- 7.3%
                       Alps Series 96-1, Class D 12.72% 2006*......................     349,038        349,155
                       California FM Lease Trust 8.50% 2017*.......................     481,825        505,917
                       Dillon Read Structured Finance Corp. Series 1993 Class A
                         6.66% 2010................................................      88,664         80,415
                       Dillon Read Structured Finance Corp. Series 1994 Class A
                         7.60% 2007................................................     264,096        258,798
                       Dillon Read Structured Finance Corp. Series 1994 Class A
                         8.38% 2015................................................     625,000        615,862
                       Dillon Read Structured Finance Corp. 9.35% 2019.............     200,000        209,000
                       FMAC Loan Receivables Trust Class C 7.93% 2018*.............     145,832        130,842
                       Fugi JGB Investment LLC 9.87% 2049..........................     400,000        343,000
                       Long Beach Acceptance Auto Grantor Trust Series 1997-1 Class
                         B 14.22% 2003.............................................     363,958        363,446
                       Navistar Financial Corp. 9.00% 2002.........................     105,000        110,381
                       OHA Auto Grantor Trust 11.00% 2004*.........................     793,111        781,708
                       Pera Financial Services Co. 9.38% 2002......................   1,600,000      1,464,000
                       SB Treasury Co. 9.40% 2049*(1)..............................     355,000        339,469
                       Securitized Multiple Asset Series 1997-5 Class A1 7.72%
                         2005*.....................................................     521,998        525,163


                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Unexim International Finance BV 9.88% 2000*.................  $2,500,000   $  2,087,500
                       Unexim International Finance BV 8.63% 2000(1)...............     750,000        626,250
                       Yapi Kredit Bankasi 10.00% 2002.............................   1,950,000      1,901,250

                       Insurance -- 0.2%
                       Oxford Health Plans, Inc. 11.00% 2005*......................     265,000        270,300
                                                                                                  -------------
                                                                                                    16,765,839
                                                                                                  -------------
                       HEALTHCARE -- 3.0%
                       Health Services -- 3.0%
                       Columbia/HCA Healthcare Corp. 6.91% 2005....................     350,000        337,740
                       Columbia/HCA Healthcare Corp. 7.00% 2007....................     415,000        400,176
                       Columbia/HCA Healthcare Corp. 7.69% 2025....................   1,200,000      1,139,112
                       Fresenius Medical Care Capital Trust III 7.88% 2008.........     435,000        428,475
                       Tenet Healthcare Corp. 8.13% 2008*..........................     475,000        473,812
                       Tenet Healthcare Corp. 8.63% 2007...........................   1,045,000      1,083,655
                       Vencor, Inc. 9.88% 2005*....................................     630,000        635,512
                                                                                                  -------------
                                                                                                     4,498,482
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 0.8%
                       Aerospace & Military Technology -- 0.3%
                       Jet Equipment Trust 11.79% 2013*............................     300,000        408,006

                       Business Services -- 0.5%
                       Norcal Waste Systems, Inc. 13.50% 2005......................     615,000        721,856
                                                                                                  -------------
                                                                                                     1,129,862
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 7.3%
                       Broadcasting & Media -- 6.1%
                       CSC Holdings, Inc. 7.88% 2007...............................     535,000        553,388
                       CSC Holdings, Inc. 9.88% 2006...............................   1,630,000      1,776,700
                       Fox/Liberty Networks LLC zero coupon 2007(2)................     430,000        290,250
                       Fox/Liberty Networks LLC 8.88% 2007.........................      65,000         65,813
                       Globalstar LP 11.38% 2004*..................................     365,000        361,350
                       Outdoor Systems, Inc. 8.88% 2007............................   1,190,000      1,234,625
                       Paramount Communications, Inc. 8.25% 2022...................     725,000        748,642
                       RCN Corp. zero coupon 2007(2)...............................   1,960,000      1,296,050
                       Rogers Cablesystems Ltd. 10.13% 2012........................     425,000        463,250
                       Rogers Cablesystems Ltd. Series B 10.00% 2005...............     295,000        325,975
                       Sinclair Broadcast Group, Inc. 9.00% 2007...................     840,000        863,100
                       TV Azteca SA de CV 10.13% 2004..............................   1,050,000      1,065,750

                       Leisure & Tourism -- 1.2%
                       Grand Casino, Inc. 10.13% 2003..............................     680,000        734,400
                       Host Marriot Corp. Acquisition Properties, Inc. Class B
                         9.00% 2007................................................     555,000        604,256
                       Station Casinos, Inc. 9.75% 2007*...........................     400,000        448,000
                                                                                                  -------------
                                                                                                    10,831,549
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 14.5%
                       Computers & Business Equipment -- 0.3%
                       Corporate Express, Inc. 9.63% 2008*.........................     450,000        452,250

                       Electronics -- 1.0%
                       Advanced Micro Devices, Inc. 11.00% 2003....................     495,000        535,838
                       Samsung Electronics America, Inc. 9.75% 2003*...............   1,000,000        951,360


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Software -- 0.5%
                       Concentric Network Corp. 12.75% 2007........................  $  175,000   $    190,531
                       PSINet, Inc. 10.00% 2005*...................................     275,000        279,125
                       Wam Net, Inc zero coupon 2005(3)............................     400,000        256,000

                       Telecommunications -- 12.7%
                       American Mobile Satellite Corp. 12.25% 2008*(3).............     415,000        415,000
                       CIA International de Telecommunicaciones 10.38% 2004........   4,300,000      3,784,000
                       Comcast Cellular Holdings, Inc. 9.50% 2007*.................   1,570,000      1,621,025
                       Consorcio Ecuatoriano De Telecommunicaciones SA 14.00%
                         2002......................................................   1,600,000      1,632,000
                       Dolphin Telecom PLC zero coupon 2008*(2)....................     600,000        347,250
                       Hermes Europe Railtel BV 11.50% 2007........................     340,000        384,200
                       Intermedia Communications, Inc. zero coupon 2007(2).........   1,420,000      1,043,700
                       IXC Communications, Inc. 9.00% 2008*........................     515,000        512,425
                       Lenfest Communications, Inc. 7.63% 2008.....................      60,000         59,700
                       Lenfest Communications, Inc. 8.38% 2005*....................     740,000        773,300
                       Level 3 Communications, Inc. 9.13% 2008*....................     530,000        514,100
                       Nextel Communications, Inc. zero coupon 2007(2).............   2,070,000      1,376,550
                       Nextel Communications, Inc. zero coupon 2004(2).............     555,000        536,962
                       Nextlink Communications, Inc. zero coupon 2008*(2)..........     940,000        576,925
                       Onepoint Communications Corp. 14.50% 2008*(3)...............     370,000        370,925
                       Primus Telecommunications Group 9.88% 2008*.................     415,000        411,888
                       Qwest Communications International, Inc. zero coupon
                         2008*(2)..................................................     225,000        159,469
                       Qwest Communications International, Inc. 10.88% 2007........     200,000        230,250
                       Qwest Communications International, Inc. zero coupon
                         2007*(2)..................................................   1,210,000        892,375
                       Rhythms Netconnections, Inc. zero coupon 2008(2)(3).........   1,100,000        551,375
                       Rogers Cantel, Inc. 8.30% 2007..............................     750,000        733,125
                       Rogers Communications, Inc. 9.13% 2006......................      90,000         91,350
                       RSL Communications Ltd. PLC 9.13% 2008*.....................     710,000        702,900
                       RSL Communications Ltd. PLC 12.25% 2006.....................      18,000         20,430
                       TCI Satellite Entertainment, Inc. zero coupon 2007(2).......     620,000        390,600
                       Teleport Communications Group zero coupon 2007(2)...........     510,000        444,337
                       Versatel Telecom BV 13.25% 2008*(3).........................     200,000        206,500
                                                                                                  -------------
                                                                                                    21,447,765
                                                                                                  -------------
                       MATERIALS -- 3.3%
                       Chemicals -- 0.8%
                       ISP Holdings, Inc. Class B 9.00% 2003.......................   1,090,000      1,141,775

                       Forest Products -- 1.8%
                       S.D. Warren Co. 12.00% 2004.................................     265,000        293,488
                       Tjiwi Kimia International BV 13.25% 2001....................   2,900,000      2,365,000

                       Metals & Minerals -- 0.7%
                       Murrin Murrin Holdings Property Ltd. 9.38% 2007.............     800,000        792,000
                       NSM Steel, Inc. 12.25% 2008*(3).............................     270,000        252,450
                                                                                                  -------------
                                                                                                     4,844,713
                                                                                                  -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 35.6%
                       Foreign Government -- 35.6%
                       Colombia Hercules 1991 Integrated Loan 7.13% 2003(1)........   1,234,921      1,160,826
                       Ivory Coast PDI 1.90% 2018(1)...............................   2,260,000        144,957
                       Ivory Coast 2.00% 2018(1)...................................   3,425,000        190,341
                       Jamaica Government Bonds 12.00% 1999........................   2,000,000      2,050,000
                       Ministry of Finance Russia 10.00% 2007*.....................  10,150,000      9,033,500
                       Republic of Argentina 6.63% 2005............................   6,127,500      5,499,431
                       Republic of Argentina 11.75% 2007*..........................   1,850,000      1,794,500
                       Republic of Brazil 5.00% 2000(4)............................   6,323,145      4,880,677
                       Republic of Brazil 6.63% 2006(1)............................   7,032,500      5,968,835


                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS (continued)
                       Foreign Government (continued)
                       Republic of Brazil 9.38% 2008...............................  $5,550,000   $  5,203,125
                       Republic of Bulgaria 2.25% 2012.............................   2,600,000      1,704,625
                       Republic of Peru 3.25% 2017(1)..............................   2,300,000      1,380,000
                       Republic of Venezuela 6.81% 2007............................   4,761,905      4,142,857
                       United Mexican States 8.63% 2008............................   5,400,000      5,308,200
                       United Mexican States 11.38% 2016...........................   3,550,000      4,057,650
                                                                                                  -------------
                                                                                                    52,519,524
                                                                                                  -------------
                       REAL ESTATE -- 0.4%
                       Real Estate Companies -- 0.4%
                       CB Richards Ellis Services, Inc. 8.88% 2006.................     550,000        544,500
                                                                                                  -------------
                       UTILITIES -- 5.3%
                       Electric Utilities -- 4.5%
                       AES Corp. 8.50% 2007*.......................................     490,000        492,450
                       Compania De Transporte Energia 9.25% 2008*..................   1,600,000      1,544,000
                       Korea Electric Power Corp. 6.38% 2003.......................   3,200,000      2,611,648
                       Mosenergo Finance BV 8.38% 2002*............................   2,300,000      1,972,250

                       Telephone -- 0.8%
                       American Cellular Corp. 10.50% 2008*........................     410,000        407,950
                       Iridium Capital Corp., Series A 13.00% 2005.................     115,000        124,200
                       PTC International Finance BV zero coupon 2007*(2)...........     800,000        548,000
                       Viatel, Inc. zero coupon 2008*(3)...........................     265,000        157,675
                                                                                                  -------------
                                                                                                     7,858,173
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $128,833,881).....................                126,475,882
                                                                                                  -------------

                                          LOAN AGREEMENT -- 1.4%
                       ----------------------------------------------------------------------------------------
                       LOAN AGREEMENT -- 1.4%
                       Foreign Government -- 1.4%
                       Gabon Loans 6.69% 2004 (cost $1,992,857)....................   2,571,429      2,134,286
                                                                                                  -------------
                                         PREFERRED STOCK -- 1.0%                       SHARES
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.0%
                       Broadcasting & Media -- 1.0%
                       Time Warner, Inc. Series M 10.25%(5)........................       1,247      1,415,345
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       IXC Communications, Inc. Series B 12.50%(5) ................           6          7,434
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $1,426,904).....................                  1,422,779
                                                                                                  -------------
                                            WARRANTS -- 0.0%+                         WARRANTS
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Software -- 0.0%
                       Concentric Network Corp. 12/15/07 (cost $0).................         175         16,625
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $132,253,642).............                130,049,572
                                                                                                  -------------


---------------------

                                                              PRINCIPAL
               SHORT-TERM SECURITIES -- 5.5%                    AMOUNT         VALUE
----------------------------------------------------------------------------------------
FOREIGN SHORT-TERM NOTES -- 5.5%
Acindar Industria Argentina de Aceros SA 11.55% due
  11/12/98(1)...............................................  $1,500,000   $  1,511,250
Brazil Credit Linked Note zero coupon due 5/4/99............   4,000,000      3,613,320
Russia Federation Ministry Finance 14.00% due 5/19/99.......   3,000,000      2,940,000
                                                                           -------------
TOTAL SHORT-TERM SECURITIES (cost $8,213,840)...............                  8,064,570
                                                                           -------------
                REPURCHASE AGREEMENT -- 4.8%
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.8%
Agreement with State Street Bank & Trust Co., bearing
  interest at 5.00% dated 5/29/98, to be repurchased 6/01/98 in the amount of $7,114,963 and collateralized by
  $6,705,000 of U.S. Treasury Notes, bearing interest at
  6.50%, due 11/15/26 and having an approximate aggregate
  value of $7,288,162 (cost $7,112,000).....................   7,112,000      7,112,000
                                                                           -------------
TOTAL INVESTMENTS --
  (cost $147,579,482)                                98.3%                  145,226,142
Other assets less liabilities --                      1.7                     2,513,174
                                                    ------                -------------
NET ASSETS --                                       100.0%                 $147,739,316
                                                    ======                =============


-----------------------------


              +   Non-income producing securities



              *   Resale restricted to qualified institutional buyers



              (1) Variable rate security; rate as of May 31, 1998



              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date


              (3) Consists of more than one class of securities traded together as a unit, generally bonds with attached stocks or warrants

              (4) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security

              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash


              Allocation of investments as a percentage of net assets by country as of May 31, 1998



United States...............................................  35.1%
Brazil......................................................  13.3%
Russia......................................................  12.3%
Argentina...................................................   9.6%
Mexico......................................................   7.1%
Turkey......................................................   3.4%
South Korea.................................................   2.9%
Venezuela...................................................   2.8%
Indonesia...................................................   1.6%
Gabon.......................................................   1.4%
Jamaica.....................................................   1.4%
Bulgaria....................................................   1.2%
Netherlands.................................................   1.2%
Ecuador.....................................................   1.1%
Peru........................................................   0.9%
Canada......................................................   0.8%
Colombia....................................................   0.8%
Australia...................................................   0.5%
Bermuda.....................................................   0.5%
Ivory Coast.................................................   0.2%
United Kingdom..............................................   0.2%
                                                              -----
                                                              98.3%
                                                              =====



              See Notes to Financial Statements.


                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 64.0%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.0%
                       Apparel & Textiles -- 1.2%
                       Gap, Inc....................................................      17,000   $   918,000

                       Automotive -- 1.6%
                       Ford Motor Co...............................................      13,000       674,375
                       General Motors Corp.........................................       8,000       575,500

                       Housing -- 1.8%
                       Home Depot, Inc.............................................      10,000       785,625
                       Whirlpool Corp..............................................      10,000       683,125

                       Retail -- 2.4%
                       CVS Corp....................................................       6,000       421,125
                       Dayton Hudson Corp..........................................      15,000       695,625
                       Wal-Mart Stores, Inc........................................      15,000       827,813
                                                                                                  ------------
                                                                                                    5,581,188
                                                                                                  ------------
                       CONSUMER STAPLES -- 1.8%
                       Food, Beverage & Tobacco -- 1.4%
                       Heinz (H.J.) Co.............................................      10,000       530,625
                       Philip Morris Cos., Inc.....................................      15,000       560,625

                       Household Products -- 0.4%
                       Procter & Gamble Co.........................................       4,000       335,750
                                                                                                  ------------
                                                                                                    1,427,000
                                                                                                  ------------
                       ENERGY -- 6.6%
                       Energy Services -- 3.0%
                       ENSCO International, Inc....................................      15,000       379,688
                       EVI Weatherford, Inc.+......................................      10,000       505,625
                       Halliburton Co..............................................      15,000       710,625
                       Schlumberger Ltd............................................      10,000       780,625

                       Energy Sources -- 3.6%
                       Baker Hughes, Inc...........................................      15,000       540,000
                       Chevron Corp................................................       7,000       559,125
                       Mobil Corp..................................................       4,000       312,000
                       Royal Dutch Petroleum Co. ADR...............................      18,000     1,009,125
                       Texaco, Inc.................................................       8,000       462,000
                                                                                                  ------------
                                                                                                    5,258,813
                                                                                                  ------------
                       FINANCE -- 21.1%
                       Banks -- 8.6%
                       BankBoston Corp.............................................       5,000       526,875
                       Chase Manhattan Corp........................................       5,000       679,688
                       Citicorp....................................................       5,000       745,625
                       First Union Corp............................................       8,000       442,500
                       Fleet Financial Group, Inc..................................       8,000       656,000
                       Mellon Bank Corp............................................      10,000       674,375
                       NationsBank Corp............................................      10,000       757,500

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Summit Bancorp..............................................      25,000   $ 1,253,125
                       Wells Fargo & Co............................................       3,000     1,084,500

                       Financial Services -- 10.0%
                       American Express Co.........................................      10,000     1,026,250
                       American General Corp.......................................      12,000       805,500
                       Associates First Capital Corp., Class A.....................      10,000       748,125
                       Capital One Financial Corp..................................       7,000       698,687
                       Donaldson, Lufkin & Jenrette, Inc...........................      10,000       440,625
                       Equitable Cos., Inc.........................................       7,000       482,125
                       Hartford Financial Services Group, Inc......................       7,000       770,437
                       Morgan Stanley, Dean Witter, Discover & Co..................      10,000       780,625
                       Paine Webber Group, Inc.....................................       5,000       214,688
                       Providian Financial Corp....................................      12,000       763,500
                       ReliaStar Financial Corp....................................       9,300       402,225
                       Travelers Group, Inc........................................      14,000       854,000

                       Insurance -- 2.5%
                       Allstate Corp...............................................       7,000       658,875
                       Conseco, Inc................................................      15,000       699,375
                       St. Paul Cos., Inc..........................................      14,000       621,250
                                                                                                  ------------
                                                                                                   16,786,475
                                                                                                  ------------
                       HEALTHCARE -- 7.8%
                       Drugs -- 6.9%
                       Amgen, Inc.+................................................       4,000       242,000
                       Biogen, Inc.+...............................................      13,000       572,000
                       IDEC Pharmaceuticals Corp.+.................................      19,500       614,250
                       Lilly (Eli) & Co............................................       8,000       491,500
                       Merck & Co., Inc............................................       5,000       585,313
                       Pfizer, Inc.................................................       6,000       628,875
                       Schering-Plough Corp........................................       9,000       753,187
                       Warner-Lambert Co...........................................      25,000     1,595,312

                       Medical Products -- 0.9%
                       Beckman Coulter, Inc........................................       6,000       334,500
                       Johnson & Johnson Co........................................       5,000       345,313
                                                                                                  ------------
                                                                                                    6,162,250
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 3.1%
                       Electrical Equipment -- 1.6%
                       General Electric Co.........................................      15,000     1,250,625

                       Multi-Industry -- 0.9%
                       United Technologies Corp....................................       7,400       695,600

                       Transportation -- 0.6%
                       Burlington Northern Santa Fe Corp...........................       5,000       497,500
                                                                                                  ------------
                                                                                                    2,443,725
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 1.5%
                       Entertainment Products -- 0.8%
                       Oakley, Inc.+...............................................      25,000       326,562
                       Sunglass Hut International, Inc.+...........................      25,000       304,688

                       Leisure & Tourism -- 0.7%
                       Carnival Corp., Class A.....................................       8,000       542,000
                                                                                                  ------------
                                                                                                    1,173,250
                                                                                                  ------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 9.6%
                       Communication Equipment -- 0.9%
                       Tellabs, Inc.+..............................................      10,000   $   687,188

                       Computers & Business Equipment -- 3.6%
                       Cisco Systems, Inc.+........................................      11,000       831,875
                       Dell Computer Corp.+........................................      10,000       824,062
                       Hewlett-Packard Co..........................................      10,000       621,250
                       International Business Machines Corp........................       5,000       586,875

                       Electronics -- 2.3%
                       Intel Corp..................................................      10,000       714,375
                       Motorola, Inc...............................................      10,000       529,375
                       Texas Instruments, Inc......................................      12,000       616,500

                       Software -- 0.9%
                       Microsoft Corp.+............................................       8,000       678,500

                       Telecommunications -- 1.9%
                       AirTouch Communications, Inc.+..............................      10,000       476,250
                       Lucent Technologies, Inc....................................      15,000     1,064,062
                                                                                                  ------------
                                                                                                    7,630,312
                                                                                                  ------------
                       MATERIALS -- 1.8%
                       Chemicals -- 1.2%
                       du Pont (E.I.) de Nemours & Co..............................      12,000       924,000

                       Forest Products -- 0.6%
                       Fort James Corp.............................................      10,000       478,125
                                                                                                  ------------
                                                                                                    1,402,125
                                                                                                  ------------
                       UTILITIES -- 3.7%
                       Gas & Pipeline Utilities -- 0.9%
                       Enron Corp..................................................      14,000       701,750

                       Telephone -- 2.8%
                       AT&T Corp...................................................      15,000       913,125
                       Bell Atlantic Corp..........................................       5,000       458,125
                       WorldCom, Inc.+.............................................      20,000       910,000
                                                                                                  ------------
                                                                                                    2,983,000
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $44,080,145).......................                50,848,138
                                                                                                  ------------

                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 29.6%                       AMOUNT
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.0%
                       Automotive -- 1.0%
                       Chrysler Corp. 7.45% 2027...................................  $  750,000       823,755
                                                                                                  ------------
                       FINANCE -- 1.3%
                       Financial Services -- 1.3%
                       Morgan Stanley Group, Inc. 6.88% 2007.......................   1,000,000     1,034,110
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 1.3%
                       Electronics -- 1.3%
                       Texas Instruments, Inc. 6.13% 2006..........................   1,000,000       994,270
                                                                                                  ------------

---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES -- 26.0%
                       U.S. Government & Agencies -- 26.0%
                       Federal National Mortgage Association 5.75% 2008............  $  750,000   $   741,683
                       United States Treasury Bond Strip zero coupon 2005..........   2,988,000     2,054,937
                       United States Treasury Bonds 6.13% 2027.....................   2,500,000     2,612,100
                       United States Treasury Notes 5.50% 2003 - 2008..............   9,400,000     9,344,636
                       United States Treasury Notes 5.63% 2008.....................   2,000,000     2,009,680
                       United States Treasury Notes 5.88% 2005.....................   1,500,000     1,519,215
                       United States Treasury Notes 6.00% 2000.....................     750,000       756,682
                       United States Treasury Notes 6.13% 2007.....................     600,000       619,122
                       United States Treasury Notes 6.38% 2000.....................   1,000,000     1,014,840
                                                                                                  ------------
                                                                                                   20,672,895
                                                                                                  ------------
                       TOTAL BONDS & NOTES (cost $23,369,802)......................                23,525,030
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $67,449,947)..............                74,373,168
                                                                                                  ------------

                                       REPURCHASE AGREEMENT -- 7.3%
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 7.3%
                       Joint Repurchase Agreement Account (Note 3) (cost
                         $5,799,000)...............................................   5,799,000     5,799,000
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $73,248,947)                                 100.9%                 80,172,168
                       Liabilities in excess of other
                         assets --                                           (0.9)                   (703,647)
                                                                            -------               ------------
                       NET ASSETS --                                        100.0%                $79,468,521
                                                                            =======               ============


              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    BALANCED/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 56.4%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.4%
                       Housing -- 0.9%
                       Home Depot, Inc. ...........................................      13,800   $  1,084,163

                       Retail -- 5.5%
                       Borders Group, Inc.+........................................      16,300        505,300
                       Consolidated Stores Corp.+..................................      24,600        939,413
                       CVS Corp. ..................................................      15,200      1,066,850
                       Fred Meyer, Inc.+...........................................      11,990        515,570
                       Rite Aid Corp. .............................................      40,100      1,436,081
                       Safeway, Inc.+..............................................      38,600      1,406,487
                       TJX Cos., Inc. .............................................       8,700        406,725
                                                                                                  -------------
                                                                                                     7,360,589
                                                                                                  -------------
                       CONSUMER STAPLES -- 2.0%
                       Household Products -- 2.0%
                       Colgate-Palmolive Co........................................      10,700        930,900
                       Gillette Co.................................................      11,300      1,323,512
                                                                                                  -------------
                                                                                                     2,254,412
                                                                                                  -------------
                       ENERGY -- 3.3%
                       Energy Services -- 3.3%
                       Cooper Cameron Corp.+.......................................       5,400        321,300
                       Diamond Offshore Drilling, Inc..............................      11,500        549,844
                       Global Industries Ltd.+.....................................       3,700         78,856
                       Halliburton Co..............................................      13,000        615,875
                       Schlumberger Ltd............................................      10,500        819,656
                       Tosco Corp..................................................      29,400        933,450
                       Transocean Offshore, Inc....................................      10,300        507,919
                                                                                                  -------------
                                                                                                     3,826,900
                                                                                                  -------------
                       FINANCE -- 8.6%
                       Banks -- 4.2%
                       Banc One Corp...............................................      11,220        618,503
                       BankAmerica Corp............................................      10,200        843,412
                       BankBoston Corp.............................................       4,600        484,725
                       Citicorp....................................................       3,200        477,200
                       First Chicago NBD Corp......................................       7,500        655,781
                       Mellon Bank Corp............................................       4,500        303,469
                       NationsBank Corp............................................       9,200        696,900
                       U.S. Bancorp................................................      20,400        798,150

                       Financial Services -- 2.8%
                       Federal Home Loan Mortgage Corp.............................      22,000      1,001,000
                       Household International, Inc................................       3,900        527,719
                       MBNA Corp...................................................      20,900        662,268
                       ReliaStar Financial Corp....................................       7,000        302,750
                       Travelers Group, Inc........................................      11,250        686,250

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 1.6%
                       Allstate Corp...............................................       8,900   $    837,713
                       American International Group, Inc...........................       5,300        656,206
                       UNUM Corp...................................................       6,000        333,375
                                                                                                  -------------
                                                                                                     9,885,421
                                                                                                  -------------
                       HEALTHCARE -- 9.0%
                       Drugs -- 6.4%
                       Bristol-Myers Squibb Co.....................................      14,700      1,580,250
                       Cardinal Health, Inc........................................       9,900        882,338
                       Elan Corp. PLC ADR+.........................................       7,200        440,550
                       Pfizer, Inc.................................................      12,700      1,331,119
                       Schering-Plough Corp........................................       8,500        711,344
                       Warner-Lambert Co...........................................      23,400      1,493,212
                       Watson Pharmaceuticals, Inc.+...............................      20,600        901,250

                       Health Services -- 1.2%
                       HEALTHSOUTH Corp.+..........................................      33,600        953,400
                       Tenet Healthcare Corp.+.....................................      13,900        486,500

                       Medical Products -- 1.4%
                       Guidant Corp................................................      10,300        663,706
                       Medtronic, Inc..............................................      17,400        967,875
                                                                                                  -------------
                                                                                                    10,411,544
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 4.6%
                       Aerospace & Military Technology -- 1.0%
                       Boeing Co...................................................      24,500      1,166,812

                       Business Services -- 1.4%
                       Comdisco, Inc...............................................       4,800        174,600
                       Owens-Illinois, Inc.+.......................................       4,600        206,712
                       USA Waste Services, Inc.+...................................      26,400      1,245,750

                       Electrical Equipment -- 0.9%
                       General Electric Co.........................................      12,300      1,025,513

                       Machinery -- 0.4%
                       Deere & Co..................................................       3,600        186,750
                       Thermo Electron Corp........................................       9,800        344,225

                       Multi-Industry -- 0.9%
                       Tyco International Ltd......................................      18,100      1,002,288
                                                                                                  -------------
                                                                                                     5,352,650
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 2.3%
                       Broadcasting & Media -- 2.3%
                       Capstar Broadcasting Corp., Class A+........................       6,200        117,800
                       CBS Corp....................................................      35,800      1,136,650
                       Chancellor Media Corp.+.....................................      15,200        635,550
                       Clear Channel Communications, Inc.+.........................       7,800        747,825
                                                                                                  -------------
                                                                                                     2,637,825
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 16.2%
                       Communication Equipment -- 0.6%
                       CIENA Corp.+................................................       7,400        384,800
                       Ericsson (L.M.) Telecommunications Co., Class B ADR.........      12,600        351,225

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 4.9%
                       Cisco Systems, Inc.+........................................       7,500   $    567,188
                       Compaq Computer Corp........................................      21,800        595,412
                       EMC Corp.+..................................................      11,100        459,956
                       International Business Machines Corp........................      28,400      3,333,450
                       Staples, Inc.+..............................................      27,400        688,425

                       Electronics -- 3.0%
                       Intel Corp..................................................      16,300      1,164,431
                       Linear Technology Corp......................................       4,200        293,738
                       Philips Electronics NV......................................      20,400      1,940,550

                       Software -- 4.8%
                       America Online, Inc.+.......................................       3,800        316,588
                       BMC Software, Inc.+.........................................      23,000      1,059,437
                       Computer Associates International, Inc......................      17,400        913,500
                       Compuware Corp.+............................................      27,900      1,281,656
                       HBO & Co....................................................      21,700      1,252,497
                       J.D. Edwards & Co.+.........................................      10,600        389,881
                       Sterling Commerce, Inc.+....................................       7,800        309,563

                       Telecommunications -- 2.9%
                       AirTouch Communications, Inc.+..............................      34,700      1,652,587
                       Liberty Media Group, Inc., Series A+........................      29,750        981,750
                       Telecomunicacoes de Brasileiras SA ADR......................       6,500        693,063
                                                                                                  -------------
                                                                                                    18,629,697
                                                                                                  -------------
                       MATERIALS -- 1.3%
                       Chemicals -- 1.2%
                       Monsanto Co.................................................      18,500      1,024,437
                       Solutia, Inc................................................      10,600        290,838

                       Forest Products -- 0.1%
                       International Paper Co......................................       3,500        161,000
                                                                                                  -------------
                                                                                                     1,476,275
                                                                                                  -------------
                       UTILITIES -- 2.7%
                       Telephone -- 2.7%
                       AT&T Corp...................................................      33,500      2,039,312
                       MCI Communications Corp.....................................      19,600      1,047,988
                                                                                                  -------------
                                                                                                     3,087,300
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $56,560,447).......................                 64,922,613
                                                                                                  -------------

                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 37.2%                       AMOUNT
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.7%
                       Retail -- 0.7%
                       Fred Meyer, Inc. 7.45% 2008.................................  $  325,000        325,244
                       McKesson Corp. 6.40% 2008*(1)...............................     425,000        422,535
                                                                                                  -------------
                                                                                                       747,779
                                                                                                  -------------
                       FINANCE -- 9.4%
                       Banks -- 0.7%
                       SB Treasury Co. LLC 9.40% 2008*(2)..........................     390,000        372,938
                       Vnesheconombank USSR 6.72% 2015*(2).........................     595,000        389,725


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 7.8%
                       Aesop Funding II LLC 6.40% 2003*............................  $  600,000   $    604,278
                       Capital Equipment Receivables Trust 6.45% 2002..............     360,000        369,562
                       Chase Credit Card Master Trust 6.30% 2003...................     500,000        504,060
                       Credit Suisse First Boston Corp. 6.72% 2007.................   1,000,000      1,015,469
                       CS First Boston Mortgage Securities Corp. 7.18%
                         2027(1)(2)................................................     300,000        302,344
                       DLJ Mortgage Acceptance Corp. 7.58% 2028*...................     600,000        640,406
                       First Union-Lehman Brothers Commercial Mortgage Trust 7.43%
                         2029......................................................     140,000        148,006
                       Fleetwood Credit Grantor Trust 6.90% 2012...................      63,980         64,846
                       Ford Motor Credit Co. 6.00% 2003............................     400,000        397,564
                       GE Capital Mortgage Services, Inc. 7.25% 2026...............     293,877        298,422
                       Green Tree Financial Corp. 7.40% 2027.......................     125,000        128,320
                       Green Tree Financial Corp. 7.60% 2027.......................     125,000        131,018
                       IBJ Preferred Capital Co. LLC, 8.79% 2008*(2)...............     390,000        343,200
                       Merrill Lynch & Co, Inc. 6.00% 2003.........................     425,000        423,045
                       Mortgage Capital Funding, Inc. 7.01% 2006(1)................     850,000        882,406
                       Nationslink Funding Corp. 7.69% 2005........................     250,000        266,445
                       Premier Auto Trust 5.70% 2002...............................     250,000        248,670
                       Residential Asset Securitization Trust 8.00% 2026...........     127,341        128,356
                       Residential Funding Mortgage Securities 6.75% 2011..........     273,368        276,956
                       Residential Funding Mortgage Securities 7.10% 2026..........     200,000        202,406
                       Residential Funding Mortgage Securities 7.25% 2026..........     293,401        297,448
                       Structured Asset Securities Corp. 6.95% 2007................     140,000        144,725
                       Structured Asset Securities Corp. 7.00% 2026(2).............     300,000        299,672
                       Triangle Funding Ltd. 5.85% 2005*(2)........................     500,000        501,719
                       Wings Commercial Loan Master Trust I 5.92% 2008(2)..........     400,000        400,375

                       Insurance -- 0.9%
                       Norwest Asset Securities Corp. 7.75% 2027...................   1,000,000      1,031,562
                                                                                                  -------------
                                                                                                    10,813,943
                                                                                                  -------------
                       HEALTHCARE -- 0.9%
                       Health Services -- 0.5%
                       Tenet Healthcare Corp. 8.13% 2008*..........................     625,000        623,438

                       Medical Products -- 0.4%
                       Boston Scientific Corp. 6.63% 2005..........................     425,000        428,655
                                                                                                  -------------
                                                                                                     1,052,093
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 0.1%
                       Machinery -- 0.1%
                       Cummins Engine, Inc. 6.45% 2005.............................     155,000        155,011
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.5%
                       Software -- 0.4%
                       Computer Associates International, Inc. 6.38% 2005*.........     460,000        457,429

                       Telecommunications -- 0.1%
                       Compania de Radiocommunicaiones Moviles SA 9.25% 2008*(1)...     150,000        145,125
                                                                                                  -------------
                                                                                                       602,554
                                                                                                  -------------
                       MATERIALS -- 0.4%
                       Forest Products -- 0.4%
                       Buckeye Cellulose Corp. 8.50% 2005..........................     300,000        304,500
                       Buckeye Cellulose Corp. 9.25% 2008..........................     100,000        105,500
                                                                                                  -------------
                                                                                                       410,000
                                                                                                  -------------


                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       MUNICIPAL BONDS -- 5.9%
                       Municipal Bonds -- 5.9%
                       California State Department Water Resources 5.00% 2029......  $  190,000   $    184,427
                       Dallas Fort Worth Texas International 6.50% 2009............     400,000        405,260
                       Florida State Department of Transportation 5.00% 2027.......     230,000        224,478
                       Fresno County California Pension Obligation 6.21% 2006......     400,000        400,216
                       Houston Texas Water & Sewer Systems Revenue 5.00% 2025......     290,000        282,805
                       Illinois Educational Facilities Authority Revenue 7.84%
                         2024......................................................     615,000        668,929
                       Kern County California Pension Obligation 7.26% 2014........     220,000        234,476
                       Long Beach California Pension Obligation 6.87% 2006.........      30,000         31,103
                       Los Angeles County Public Works Financing Authority 5.13%
                         2029......................................................     290,000        286,726
                       Massachusetts State Port Authority Revenue 6.05% 2002.......     195,000        194,013
                       Massachusetts State Water Resources Authority 5.00% 2024....     230,000        224,409
                       Miami Beach Florida Special Obligation 8.60% 2021...........     430,000        487,534
                       New York State Dormitory Authority Revenues 6.90% 2003......     400,000        410,144
                       New York State General Obligation 6.40% 2008................     610,000        616,649
                       Newport News 7.05% 2025.....................................     250,000        258,400
                       Orange County California Pension Obligation 7.62% 2008......     160,000        174,496
                       Pittsburgh Pennsylvania General Obligation 6.50% 2017.......     500,000        489,555
                       San Bernardino County California Financing Authority 6.87%
                         2008......................................................      15,000         15,566
                       San Bernardino County California Financing Authority 6.94%
                         2009......................................................      35,000         36,543
                       Sonoma County California Pension Obligation 6.63% 2013......     215,000        218,251
                       Texas State General Obligation 6.10% 2003...................     500,000        498,220
                       University Miami Florida Exchange Revenue 7.65% 2020........      80,000         82,837
                       Ventura County California Pension 6.54% 2005................      30,000         30,437
                       Washington State General Obligation 5.00% 2022..............     290,000        284,415
                                                                                                  -------------
                                                                                                     6,739,889
                                                                                                  -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 5.9%
                       Foreign Government -- 5.9%
                       Brazil NMB 6.69% 2009(1)....................................     215,000        170,925
                       Compania Sud Americana de Vapores SA 7.38% 2003.............      50,000         48,625
                       Republic of Argentina 6.63% 2005(2).........................     631,750        566,996
                       Republic of Argentina 9.75% 2027(1).........................     600,000        556,800
                       Republic of Brazil 6.69% 2009(2)............................     755,000        602,112
                       Republic of Colombia 7.25% 2004.............................     325,000        309,536
                       Republic of Colombia 7.63% 2007.............................     300,000        277,500
                       Republic of Ecuador 3.25% 2015(1)(2)........................     467,321        283,898
                       Republic of Peru 4.00% 1999(2)..............................     455,000        301,722
                       Republic of Poland 4.00% 2014(2)............................   1,800,000      1,623,375
                       Republic of Venezuela 9.25% 2027(1).........................     340,000        285,260
                       Republic of Korea 8.88% 2008................................     645,000        601,591
                       Russia Principal Loans 3.36% 2020(2)........................     325,000        183,219
                       United Mexican States 11.50% 2026(1)........................     860,000      1,001,040
                                                                                                  -------------
                                                                                                     6,812,599
                                                                                                  -------------
                       U.S. GOVERNMENT & AGENCIES -- 13.0%
                       U.S. Government & Agencies -- 13.0%
                       Government National Mortgage Association 6.50% 2023.........   4,597,178      4,579,819
                       United States Treasury Notes 5.38% 2000.....................   2,825,000      2,816,158
                       United States Treasury Notes 5.50% 2000.....................   3,350,000      3,343,453
                       United States Treasury Notes 6.00% 2000.....................   2,500,000      2,522,275
                       United States Treasury Notes 6.75% 2000.....................   1,200,000      1,225,308
                       United States Treasury Notes 6.88% 2000.....................     450,000        460,125
                                                                                                  -------------
                                                                                                    14,947,138
                                                                                                  -------------


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES -- 0.4%
                       Telephone -- 0.4%
                       Century Telephone Enterprises, Inc. 6.30% 2008..............  $  400,000   $    397,256
                       Telefonica de Argentina SA 9.13% 2008*......................     110,000        107,250
                                                                                                  -------------
                                                                                                       504,506
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $35,850,651)......................                 42,785,512
                                                                                                  -------------
                                             RIGHTS -- 0.0%+                           RIGHTS
                       ----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       United Mexican States 6/30/03...............................     461,000              0
                                                                                                  -------------
                                            WARRANTS -- 0.0%+                         WARRANTS
                       ----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Republic of Venezuela 4/15/20...............................         535              0
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $99,013,780)..............                107,708,125
                                                                                                  -------------
                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 6.3%                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 6.3%
                       Colgate-Palmolive Co. 5.47% due 6/4/98......................  $2,375,000      2,373,917
                       Greenwich Funding Corp. 5.54% due 6/10/98...................   1,705,000      1,702,639
                       Heinz (H.J.) Co. 5.50% due 6/15/98..........................     195,000        194,583
                       Koch Industries 5.62% due 6/1/98............................   1,255,000      1,255,000
                       Navistar Financial Owner Trust 5.94% due 11/15/98...........     500,000        500,000
                       Sara Lee Corp. 5.48% due 6/2/98.............................   1,230,000      1,229,813
                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $7,255,946)...............                  7,255,952
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $106,269,726)                                  99.9%                114,964,077
                       Other assets less liabilities --                        0.1                      83,510
                                                                             ------               -------------
                       NET ASSETS --                                          100.0%              $115,047,587
                                                                             ------               =============
                                                                             ------


              -----------------------------

              +   Non-income producing securities

              *   Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              (1) Fair valued security; see Note 2

              (2) Variable rate security; rate as of May 31, 1998

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 62.2%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.9%
                       Apparel & Textiles -- 1.8%
                       Fruit of The Loom, Inc.+....................................     327,600   $ 11,773,125

                       Automotive -- 1.7%
                       Goodyear Tire & Rubber Co. .................................     157,300     11,305,937

                       Retail -- 1.4%
                       Sears, Roebuck & Co. .......................................     154,600      9,556,213
                                                                                                  -------------
                                                                                                    32,635,275
                                                                                                  -------------
                       CONSUMER STAPLES -- 6.6%
                       Food, Beverage & Tobacco -- 6.6%
                       Philip Morris Cos., Inc. ...................................     342,800     12,812,150
                       RJR Nabisco Holdings Corp. .................................     628,900     17,727,119
                       SUPERVALU, Inc. ............................................     114,400      4,790,500
                       UST, Inc. ..................................................     330,400      8,796,900
                                                                                                  -------------
                                                                                                    44,126,669
                                                                                                  -------------
                       ENERGY -- 3.0%
                       Energy Services -- 1.9%
                       Tosco Corp. ................................................     407,200     12,928,600

                       Energy Sources -- 1.1%
                       Texaco, Inc. ...............................................     131,900      7,617,225
                                                                                                  -------------
                                                                                                    20,545,825
                                                                                                  -------------
                       FINANCE -- 14.3%
                       Banks -- 5.8%
                       Chase Manhattan Corp. ......................................      79,900     10,861,406
                       NationsBank Corp. ..........................................     192,000     14,544,000
                       Republic New York Corp. ....................................      59,200      7,603,500
                       Wells Fargo & Co. ..........................................      16,100      5,820,150

                       Financial Services -- 1.4%
                       American General Corp. .....................................     134,800      9,048,450

                       Insurance -- 7.1%
                       Aetna, Inc. ................................................     225,200     17,607,825
                       CIGNA Corp. ................................................     234,000     16,029,000
                       Loews Corp. ................................................     158,000     14,338,500
                                                                                                  -------------
                                                                                                    95,852,831
                                                                                                  -------------
                       HEALTHCARE -- 2.8%
                       Health Services -- 2.8%
                       Foundation Health Systems, Inc.+............................     308,700      9,396,056
                       Tenet Healthcare Corp.+.....................................     268,900      9,411,500
                                                                                                  -------------
                                                                                                    18,807,556
                                                                                                  -------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 12.5%
                       Aerospace & Military Technology -- 7.8%
                       Boeing Co. .................................................     149,750   $  7,131,844
                       Lear Corp.+.................................................     244,700     13,060,862
                       Lockheed Martin Corp. ......................................     163,700     18,375,325
                       Raytheon Co., Class A.......................................     256,400     13,669,325

                       Business Services -- 2.1%
                       Fluor Corp. ................................................     299,100     14,263,331

                       Transportation -- 2.6%
                       Canadian Pacific Ltd. ......................................     428,200     12,444,563
                       CNF Transportation, Inc. ...................................     126,500      5,194,406
                                                                                                  -------------
                                                                                                    84,139,656
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 0.5%
                       Leisure & Tourism -- 0.5%
                       Circus Circus Enterprises, Inc.+............................     178,000      3,159,500
                       Continental Airlines, Inc., Class B+........................       9,800        554,313
                                                                                                  -------------
                                                                                                     3,713,813
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 5.1%
                       Computers & Business Equipment -- 3.7%
                       Quantum Corp.+..............................................     741,200     16,213,750
                       Seagate Technology, Inc.+...................................     355,600      8,223,250

                       Electronics -- 1.4%
                       Avnet, Inc. ................................................     163,100      9,622,900
                                                                                                  -------------
                                                                                                    34,059,900
                                                                                                  -------------
                       MATERIALS -- 6.8%
                       Chemicals -- 3.4%
                       IMC Global, Inc. ...........................................     278,800      9,061,000
                       Union Carbide Corp. ........................................     274,800     13,722,825

                       Forest Products -- 2.1%
                       Georgia-Pacific Corp.+......................................     181,400     11,643,613
                       Georgia-Pacific Timber Group+...............................     102,900      2,424,581
                       Stone Container Corp.+......................................      12,800        227,200

                       Metals & Minerals -- 1.3%
                       AK Steel Holding Corp. .....................................      23,800        443,275
                       Ispat International NV+.....................................     328,500      7,904,531
                                                                                                  -------------
                                                                                                    45,427,025
                                                                                                  -------------
                       REAL ESTATE -- 0.5%
                       Real Estate Companies -- 0.5%
                       LNR Property Corp. .........................................     128,200      3,317,175
                                                                                                  -------------
                       UTILITIES -- 5.2%
                       Electric Utilities -- 3.8%
                       Entergy Corp. ..............................................     360,600      9,488,287
                       Northeast Utilities+........................................     291,400      4,644,188
                       Unicom Corp. ...............................................     329,300     11,319,687

                       Gas & Pipeline Utilities -- 1.4%
                       Enron Corp. ................................................     194,400      9,744,300
                                                                                                  -------------
                                                                                                    35,196,462
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $385,940,792)......................                417,822,187
                                                                                                  -------------

                                                           ---------------------


                      PREFERRED STOCK                           SHARES         VALUE
----------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 0.1%
Broadcasting & Media -- 0.1%
Time Warner, Inc. Series M 10.25%(1) (cost $287,873)........         284   $    322,340
                                                                           -------------
                                                              PRINCIPAL
                   BONDS & NOTES -- 32.9%                       AMOUNT
----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.8%
Automotive -- 0.0%
Chrysler Corp. 7.45% 2097...................................  $  190,000        208,533

Housing -- 0.4%
Owens Corning 7.50% 2005....................................   1,555,000      1,565,092
United States Home Corp. 7.95% 2001.........................     605,000        592,900
USI American Holdings, Inc. 7.25% 2006......................     240,000        243,497

Retail -- 0.4%
K-Mart Corp. 7.96% 1999.....................................     500,000        505,020
Kroger Co. 12.95% 2009(2)...................................   1,950,000      2,092,642
                                                                           -------------
                                                                              5,207,684
                                                                           -------------
CONSUMER STAPLES -- 0.2%
Food, Beverage & Tobacco -- 0.2%
Fleming Cos., Inc. 10.63% 2001..............................     270,000        286,200
Instituto Fomento Industrial 8.38% 2001(2)..................      10,000         10,050
Instituto Fomento Industrial 8.38% 2001*....................      80,000         81,365
RJR Nabisco, Inc. 8.00% 2001................................     860,000        871,610
                                                                           -------------
                                                                              1,249,225
                                                                           -------------
ENERGY -- 0.5%

Energy Services -- 0.2%
Edison Mission Energy Funding Corp. 6.77% 2003*.............     224,560        227,499
National Power 7.63% 2000...................................     620,000        606,825
Oryx Energy Co. 9.50% 1999..................................     495,000        514,528
Oryx Energy Co. 10.00% 2001.................................     100,000        109,078
YPF Sociedad Anonima 7.50% 2002.............................      75,927         77,503

Energy Sources -- 0.3%
Gulf Canada Resources Ltd. 9.25% 2004.......................     600,000        628,530
Triton Energy Ltd. 8.75% 2002...............................   1,110,000      1,151,625
                                                                           -------------
                                                                              3,315,588
                                                                           -------------
FINANCE -- 9.5%
Banks -- 1.8%
Auburn Hills Trust 12.00% 2020..............................     170,000        276,757
Banco De Colombia 8.63% 2000................................     675,000        678,225
Banco Nacional De Comercio Exterior SNC 7.50% 2000..........   1,030,000      1,024,850
Banco Nacional De Comercio Exterior SNC 8.00% 2002..........     570,000        561,165
Banco Nacional de Obras y Servicios Publicos SNC 9.63%
  2003......................................................     110,000        112,300
Banco National Common 7.25% 2004............................     550,000        514,938
BankAmerica Corp. 9.75% 2000................................     400,000        428,860
Capital One Bank 6.15% 2001.................................     500,000        499,365
Capital One Bank 6.39% 2001.................................   1,000,000      1,003,540
Capital One Bank 6.40% 2003.................................     300,000        300,246
Capital One Bank 6.66% 2000.................................     150,000        150,707
Capital One Bank 6.88% 2000.................................     850,000        862,367
Capital One Bank 7.15% 2006.................................   1,225,000      1,241,684
Continental Bank NA 11.25% 2001.............................     300,000        301,254
Continental Bank NA 12.50% 2001.............................     450,000        523,543
Korea Development Bank 7.13% 2001...........................      80,000         71,918


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Long Island Savings Bank 6.20% 2001.........................  $1,500,000   $  1,500,510
                       Riggs National Corp. 9.65% 2009.............................     860,000      1,036,360
                       Security Pacific Corp. 11.50% 2000..........................     600,000        673,554
                       Signet Banking Corp. 9.63% 1999.............................     775,000        800,777
                       Financial Services -- 7.6%
                       Americredit Automobile Recreation Trust 6.24% 2003(2).......   2,600,000      2,615,438
                       Asset Securitization Corp. 7.49% 2027.......................   1,450,000      1,545,599
                       Autoflow 1996 A Grantor Trust 7.48% 2002*(2)................     855,992        851,980
                       Case Equipment Loan Trust 7.30% 2002........................     116,858        117,282
                       Chase Commercial Mortgage Securities Corp. 6.56% 2030.......   2,500,000      2,531,641
                       Chase Commercial Mortgage Securities Corp. 7.37% 2007.......   2,500,000      2,645,500
                       Chemical Master Credit Card Trust 1 5.98% 2008..............   1,610,000      1,595,913
                       Chevy Chase Auto Receivables 5.80% 2002.....................     106,098        106,031
                       Citibank Credit Card Master Trust I 5.80% 2005..............   4,500,000      4,459,185
                       Conseco Financing Trust I 8.70% 2026........................     690,000        777,402
                       Countrywide Capital I 8.05% 2027............................     820,000        914,521
                       Countrywide Funding Corp. 6.45% 2003........................     300,000        301,761
                       Countrywide Funding Corp. 6.97% 2003........................   1,000,000      1,026,600
                       Countrywide Funding Corp. 8.43% 1999........................     450,000        465,498
                       Credit Suisse First Boston 6.55% 2035.......................   2,000,000      1,990,620
                       Discover Card Master Trust I 6.01% 2004(3)..................     300,000        302,436
                       Discover Card Master Trust I 6.21% 2013(3)..................   2,000,000      2,006,860
                       EQCC Home Equity Loan Trust 5.80% 2028(2)(3)................   2,892,062      2,890,703
                       Fasco Grantor Trust 6.65% 2001..............................     803,961        808,993
                       Felcor Suites Hotels, Inc. 7.38% 2004.......................     705,000        692,937
                       Financiera Energetica Nacional SA 9.00% 1999................     200,000        207,250
                       Financiera Energetica Nacional SA 9.38% 2006................     750,000        768,281
                       Fingerhut Financial Services 6.45% 2002.....................     920,000        925,170
                       First Union-Lehman Brothers Commercial Mortgage Trust 6.60%
                         2029......................................................   2,250,000      2,304,832
                       First Union-Lehman Brothers Commercial Mortgage Trust 7.30%
                         2006......................................................   1,050,000      1,112,570
                       Ford Capital BV 9.50% 2001..................................     800,000        874,488
                       Ford Credit Auto Loan Master Trust 6.50% 2002...............     550,000        555,841
                       GE Capital Mortgage Services, Inc. 6.50% 2024...............     637,890        616,361
                       General Motors Acceptance Corp. 5.88% 2003..................     500,000        495,245
                       Guangdong Enterprises Ltd. 8.88% 2007.......................     660,000        591,215
                       H & T Master Trust 8.00% 2002*(2)...........................     900,000        901,406
                       MBNA Master Credit Card Trust II 5.94% 2009(3)..............   3,200,000      3,197,984
                       Merrill Lynch Mortgage Investments, Inc. 6.39% 2030(2)......   3,000,000      3,015,938
                       Morgan Stanley Capital I 7.46% 2006(2)......................   1,400,000      1,473,500
                       National Financiera SNC 8.00% 2000..........................     500,000        501,520
                       NWA Trust 8.26% 2006........................................     237,120        255,340
                       PXRE Capital Trust I 8.85% 2027.............................     265,000        284,128
                       Sears Credit Account Master Trust 6.20% 2006................     700,000        704,151
                       Sears Credit Account Master Trust 8.10% 2004................     700,000        720,776
                       Standard Credit Card Master Trust 8.25% 2003................   1,010,000      1,078,801
                       Tanger Properties Ltd. 8.75% 2001...........................   1,160,000      1,199,544
                       Voto Votorantim Overseas Trading Operations NV 8.50% 2005...     160,000        146,000
                       Voto Votorantim Overseas Trading Operations NV 8.50%
                         2005*.....................................................     350,000        319,813

                       Insurance -- 0.1%
                       Conseco, Inc. 6.40% 2003....................................     780,000        775,507
                                                                                                  -------------
                                                                                                    64,235,481
                                                                                                  -------------
                       HEALTHCARE -- 0.1%
                       Health Services -- 0.1%
                       Tenet Healthcare Corp. 8.00% 2005...........................     430,000        442,900
                                                                                                  -------------


                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.8%
                       Aerospace & Military Technology -- 0.0%
                       Newport News Shipbuilding, Inc. 9.25% 2006..................  $  250,000   $    262,500

                       Business Services -- 0.6%
                       Comdisco Inc. 6.13% 2003....................................   2,000,000      1,978,620
                       Hertz Corp. 7.00% 2003......................................     750,000        768,750
                       Loewen Group International, Inc. 8.25% 2003.................   1,365,000      1,414,454

                       Electrical Equipment -- 0.1%
                       Westinghouse Electric Corp. 8.88% 2001......................     740,000        776,275

                       Transportation -- 0.1%
                       MRS Logistica SA 10.63% 2005................................     300,000        270,000
                       MRS Logistica SA 10.63% 2005*...............................     230,000        212,998
                                                                                                  -------------
                                                                                                     5,683,597
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 2.4%
                       Broadcasting & Media -- 1.8%
                       Globo Participacioes SA 11.50% 2003(3)......................     450,000        461,250
                       Grupo Televisa SA 11.38% 2003(2)............................     640,000        687,200
                       News America Holdings, Inc. 9.25% 2013......................     935,000      1,131,088
                       NWCG Holding Corp. zero coupon 1999.........................   1,380,000      1,295,875
                       Paramount Communications, Inc. 7.50% 2002...................     200,000        205,272
                       Poland Communications, Inc. 9.88% 2003......................     160,000        157,722
                       Rogers Cablesystems Ltd. 9.63% 2002.........................     440,000        470,800
                       SCI Television, Inc. 11.00% 2005............................     200,000        202,724
                       Time Warner Pass Through Asset Trust 4.90% 1999*............   1,600,000      1,573,776
                       Time Warner, Inc 7.25% 2017.................................     850,000        876,341
                       Time Warner, Inc. 7.95% 2000................................   4,345,000      4,460,360
                       Viacom, Inc. 6.75% 2003.....................................     630,000        637,314
                       Viacom, Inc. 10.25% 2001....................................     175,000        194,933

                       Leisure & Tourism -- 0.6%
                       America West Airlines 8.16% 2002............................   1,157,139      1,162,438
                       Continental Airlines 6.54% 2009.............................     415,000        413,303
                       ITT Corp. 6.25% 2000........................................   1,215,000      1,185,099
                       Northwest Airlines Corp. 8.97% 2015.........................     859,806        939,725
                       Northwest Airlines Corp. 12.09% 2000........................     245,688        271,837
                                                                                                  -------------
                                                                                                    16,327,057
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 1.4%
                       Communication Equipment -- 0.1%
                       TCI Communications, Inc. 6.82% 2010(3)......................      95,000         95,185
                       TCI Communications, Inc. 8.75% 2015.........................     120,000        140,819
                       Computers & Business Equipment -- 0.0%
                       Viasystems, Inc. 9.75% 2007.................................     125,000        130,312
                       Telecommunications -- 1.3%
                       360 Communications Co. 7.13% 2003...........................   1,330,000      1,376,271
                       Adelphia Communications Corp. 10.25% 2000...................     250,000        257,500
                       Intermedia Communications, Inc. 8.60% 2008*.................     500,000        505,000
                       Nextel Communications, Inc. zero coupon 2004(4).............     485,000        474,088
                       PanAmSat Corp. 6.13% 2005*..................................   2,270,000      2,230,865
                       Tele-Communications, Inc. 7.38% 2000........................   1,000,000      1,019,890
                       Tele-Communications, Inc. 8.25% 2003........................   2,500,000      2,688,850
                       Tele-Communications, Inc. 9.65% 2003........................     375,000        408,637
                                                                                                  -------------
                                                                                                     9,327,417
                                                                                                  -------------


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS -- 0.3%
                       Forest Products -- 0.0%
                       Grupo Industrial Durango SA de CV 12.00% 2001...............  $  140,000   $    150,608
                       Metals & Minerals -- 0.3%
                       Cemex SA de CV 10.00% 1999..................................     410,000        424,350
                       Cemex SA de CV 10.75% 2000..................................     390,000        411,450
                       Industrias Metalurgicas Pescarmona SA 9.50% 2002............     210,000        199,168
                       LTV Corp. 8.20% 2007........................................     600,000        598,500
                                                                                                  -------------
                                                                                                     1,784,076
                                                                                                  -------------

                       MULTI-INDUSTRY -- 0.1%
                       Multi-Industry -- 0.1%
                       Corning Consumer Products Co. 9.63% 2008*...................     250,000        250,625
                       Wharf International Capital Ltd. 8.88% 2004.................     270,000        262,726
                                                                                                  -------------
                                                                                                       513,351
                                                                                                  -------------

                       MUNICIPAL BONDS -- 0.8%
                       Municipal Bonds -- 0.8%
                       Anaheim California Public Financing Authority Lease Revenue
                         5.00% 2037................................................     805,000        782,130
                       Chicago Illinois Midway Airport Revenue 5.50% 2029..........     570,000        586,097
                       Chicago Illinois Skyway Toll Bridge Revenue 5.50% 2023......     585,000        601,520
                       District Columbia Water Sewer Authority Revenue 5.50%
                         2023......................................................     330,000        350,582
                       Indiana Health Facility Financing Authority Hospital Revenue
                         5.13% 2017................................................     435,000        433,108
                       Marion County Indiana Convention and Recreational Facilities
                         5.00% 2027................................................     570,000        551,367
                       Nevada State Bank Project Nos. 65 & R6 General Obligation
                         5.00% 2014................................................     560,000        561,730
                       New York City Municipal Water Finance Authority Water and
                         Sewer System Revenue 5.13% 2021...........................     450,000        442,521
                       New York City Municipal Water Finance Authority Water and
                         Sewer System Revenue 5.75% 2026...........................     445,000        466,436
                       New York City Transit Finance Authority 5.00% 2013..........     445,000        446,482
                       North Central Texas Health Facility Development Corporation
                         Revenue 5.13% 2022........................................     395,000        386,740
                                                                                                  -------------
                                                                                                     5,608,713
                                                                                                  -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 2.6%
                       Foreign Government -- 2.6%
                       Korea Republic 8.75% 2003...................................   2,030,000      1,928,561
                       Province of Quebec 13.25% 2014..............................     625,000        705,994
                       Republic of Argentina zero coupon 2001(2)(3)................   2,700,000      2,440,800


                       Republic of Argentina 5.50% 2000............................  JPY60,000,000      452,914
                       Republic of Argentina 8.75% 2002............................     360,000        350,490
                       Republic of Brazil 6.88% 2001(3)............................     875,000        846,562
                       Republic of Colombia 7.63% 2007.............................     190,000        175,643
                       Republic of Germany 6.00% 2007..............................  11,100,000      6,707,591
                       Republic of Panama 6.84% 2002(3)............................   2,480,022      2,433,645
                       Republic of Panama 7.88% 2002...............................     420,000        417,900
                       State of Israel 6.38% 2005..................................     635,000        637,229
                       Province of Tacuman 9.45% 2004*.............................     151,761        146,796
                                                                                                  -------------
                                                                                                    17,244,125
                                                                                                  -------------


                                                           ---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       Chelsea GCA Realty, Inc. 7.75% 2001.........................  $  570,000   $    584,267
                       Liberty Property Trust 7.10% 2004...........................     640,000        648,704
                       Meditrust Corp. 7.38% 2000..................................   1,150,000      1,162,443
                                                                                                  -------------
                                                                                                     2,395,414
                                                                                                  -------------
                       U.S. GOVERNMENT & AGENCIES -- 12.3%
                       U.S. Government & Agencies -- 12.3%
                       Federal Home Loan Mortgage Corp. 5.50% 2008.................   1,971,071      1,912,392
                       Federal Home Loan Mortgage Corp. 6.00% 2012.................     569,354        563,302
                       Federal Home Loan Mortgage Corp. 6.00% 2013.................     582,397        576,206
                       Federal Home Loan Mortgage Corp. 6.00% 2013.................     491,336        486,113
                       Federal Home Loan Mortgage Corp. 6.00% 2013.................     507,646        502,250
                       Federal Home Loan Mortgage Corp. 6.00% 2013.................     341,490        337,860
                       Federal Home Loan Mortgage Corp. 6.00% 2013.................     497,172        491,887
                       Federal Home Loan Mortgage Corp. 6.00% 2013.................   2,990,191      2,958,406
                       Federal Home Loan Mortgage Corp. 6.35% 2018.................   3,000,000      3,022,500
                       Federal Home Loan Mortgage Corp. 7.50% 2025.................   1,609,959      1,654,732
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................   1,323,651      1,360,051
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................     680,414        699,125
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................     895,375        919,998
                       Federal Home Loan Mortgage Corp. 7.50% 2027.................     884,619        908,946
                       Federal Home Loan Mortgage Corp. 7.50% 2028.................     913,520        938,642
                       Federal Home Loan Mortgage Corp. 7.50% 2028.................   1,329,859      1,366,842
                       Federal Home Loan Mortgage Corp. 7.50% 2028.................     917,766        943,005
                       Federal Home Loan Mortgage Corp. 8.00% 2099.................   2,000,000      2,075,620
                       Federal National Mortgage Association 6.00% 2013............     304,962        301,339
                       Federal National Mortgage Association 6.00% 2013............   1,214,239      1,199,813
                       Federal National Mortgage Association 6.00% 2013............   1,215,582      1,201,141
                       Federal National Mortgage Association 6.00% 2013............   1,266,481      1,251,436
                       Federal National Mortgage Association 6.50% 2025............     518,485        516,540
                       Federal National Mortgage Association 6.50% 2025............     594,672        592,442
                       Federal National Mortgage Association 6.50% 2025............     714,685        712,448
                       Federal National Mortgage Association 6.50% 2026............     911,529        908,111
                       Federal National Mortgage Association 6.50% 2026............     773,683        770,782
                       Federal National Mortgage Association 6.50% 2027............     947,497        941,869
                       Federal National Mortgage Association 6.50% 2027............     894,812        889,497
                       Federal National Mortgage Association 6.50% 2027............      53,245         52,929
                       Federal National Mortgage Association 6.50% 2027............      63,559         63,181
                       Federal National Mortgage Association 6.50% 2027............      54,445         54,122
                       Federal National Mortgage Association 6.50% 2027............     189,198        188,074
                       Federal National Mortgage Association 6.50% 2027............      57,612         57,270
                       Federal National Mortgage Association 6.50% 2027............     915,495        910,057
                       Federal National Mortgage Association 6.50% 2099............   7,000,000      7,039,340
                       Federal National Mortgage Association 6.50% 2099............   1,000,000        994,060
                       Federal National Mortgage Association 7.00% 2024............   1,276,712      1,251,102
                       Federal National Mortgage Association 7.00% 2099............   7,000,000      7,098,420
                       Government National Mortgage Association 6.50% 2099.........   5,000,000      4,976,550
                       Government National Mortgage Association 7.00% 2023.........     364,611        370,116
                       Government National Mortgage Association 7.00% 2023.........     205,107        208,202
                       Government National Mortgage Association 7.00% 2023.........     510,763        518,603
                       Government National Mortgage Association 7.00% 2023.........     869,596        884,814
                       Government National Mortgage Association 7.00% 2023.........     220,148        223,508
                       Government National Mortgage Association 7.00% 2023.........     437,866        445,528
                       Government National Mortgage Association 7.00% 2023.........     461,563        469,640
                       Government National Mortgage Association 7.00% 2023.........     521,240        529,184
                       Government National Mortgage Association 7.00% 2023.........     169,491        172,045
                       Government National Mortgage Association 7.00% 2023.........     237,745        241,905


---------------------

                                                                                     PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Government National Mortgage Association 7.00% 2023.........  $   52,647   $     53,568
                       Government National Mortgage Association 7.00% 2023.........     462,227        470,460
                       Government National Mortgage Association 7.50% 2023.........     753,813        778,305
                       Government National Mortgage Association 7.50% 2027.........     221,066        227,835
                       Government National Mortgage Association 7.50% 2027.........      48,638         50,127
                       Government National Mortgage Association 7.50% 2027.........     125,820        129,673
                       Government National Mortgage Association 7.50% 2027.........     521,556        537,526
                       Government National Mortgage Association 7.50% 2027.........     463,677        477,874
                       Government National Mortgage Association 7.50% 2027.........     474,775        489,313
                       Government National Mortgage Association 7.50% 2099.........   1,000,000      1,030,620
                       Government National Mortgage Association 8.00% 2024.........      30,582         31,805
                       Government National Mortgage Association 8.00% 2026.........      30,298         31,500
                       Government National Mortgage Association 8.00% 2026.........     315,617        328,141
                       Government National Mortgage Association 8.00% 2026.........     187,539        194,980
                       Government National Mortgage Association 8.00% 2026.........     473,843        492,646
                       Government National Mortgage Association 8.00% 2026.........     599,696        623,492
                       Government National Mortgage Association 8.00% 2026.........     471,154        489,849
                       Government National Mortgage Association 8.00% 2026.........     462,111        480,448
                       Government National Mortgage Association 8.00% 2026.........     352,546        366,535
                       Government National Mortgage Association 8.00% 2026.........     360,042        374,328
                       Government National Mortgage Association 8.00% 2026.........      26,047         27,081
                       Government National Mortgage Association 8.00% 2026.........     877,029        911,830
                       Government National Mortgage Association 8.00% 2027.........      26,021         27,053
                       Government National Mortgage Association 8.00% 2027.........      31,894         33,159
                       United States Treasury Bonds 7.88% 2021.....................     710,000        882,615
                       United States Treasury Bonds 8.13% 2021.....................     200,000        255,406
                       United States Treasury Bonds 8.75% 2020.....................   8,010,000     10,787,228
                       United States Treasury Bonds Strip zero coupon 2014.........   2,280,000        882,223
                       United States Treasury Bonds Strip zero coupon 2017.........      50,000         16,109
                       United States Treasury Bonds Strip zero coupon 2019.........      40,000         11,299
                       United States Treasury Bonds Strip zero coupon 2020.........   3,610,000        987,010
                       United States Treasury Bonds Strip zero coupon 2021.........   8,100,000      2,054,241
                                                                                                  -------------
                                                                                                    82,286,224
                                                                                                  -------------
                       UTILITIES -- 0.8%
                       Electric Utilities -- 0.3%
                       Central Maine Power Co. 7.45% 1999..........................     885,000        892,956
                       Niagara Mohawk Power Corp. 6.88% 2003.......................     870,000        880,980
                       Niagara Mohawk Power Corp. 7.38% 2003.......................     210,000        218,322
                       Wesco Distribution, Inc. 9.13% 2008*........................     250,000        249,188
                       Gas & Pipeline Utilities -- 0.2%
                       Bridas Corp. 12.50% 1999....................................      60,000         63,094
                       CMS Energy Corp. 7.38% 2000.................................   1,150,000      1,159,648
                       Telephone -- 0.3%
                       Worldcom, Inc. 9.38% 2004...................................   1,600,000      1,693,696
                                                                                                  -------------
                                                                                                     5,157,884
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $218,213,085).....................                220,778,736
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $604,441,750).............                638,923,263
                                                                                                  -------------

                                      SHORT-TERM SECURITIES -- 0.9%
                       ----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 0.3%
                       Advanta Corp. 7.00% due 9/16/98.............................   1,350,000      1,348,515
                       Bridas Corp. 10.25% due 12/7/98.............................     610,000        617,759
                                                                                                  -------------
                                                                                                     1,966,274
                                                                                                  -------------


                                                           ---------------------

                                                                                     PRINCIPAL
                                    SHORT-TERM SECURITIES (CONTINUED)                  AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FOREIGN SHORT-TERM NOTES -- 0.6%
                       Acindar Industries 11.75% due 11/12/98(3)...................  $  440,000   $    443,982
                       Empresa Col de Petroleos 7.25% due 7/8/98...................     640,000        640,800
                       Nacional Financiera SNC 8.56% due 6/19/98...................     600,000        600,000
                       Nacional Financiera SNC 9.00% due 1/25/99...................      50,000         50,656
                       Polysindo Eka Perkasa zero coupon due 11/19/98(2)...........   1,000,000        345,000
                       Polysindo Eka Perkasa zero coupon due 7/14/98...............   1,000,000        247,500
                       Republic of Argentina zero coupon due 8/14/98...............   1,300,000      1,282,450
                       Republic of Argentina zero coupon due 3/19/99...............     340,000        320,280
                                                                                                  -------------
                                                                                                     3,930,668
                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $7,247,302)...............                  5,896,942
                                                                                                  -------------


                                       REPURCHASE AGREEMENT -- 5.3%
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 5.3%
                       Agreement with The Nikko Securities Co., bearing interest at
                         5.55%, dated 5/29/98, to be repurchased 6/1/98 in the
                         amount of $35,520,421 and collateralized by $38,255,000 of
                         U.S. Treasury Bills, due 5/27/99 with an approximate
                         aggregate value of $36,276,164 (cost $35,504,000)@........  35,504,000      35,504,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $647,193,052)                                101.4%                  680,324,205
                       Total currency swap agreement, at value(5)             0.0%                       32,844
                       Liabilities in excess of other
                         assets --                                           (1.4)                   (9,135,348)
                                                                           ------                  -------------
                       NET ASSETS --                                        100.0%                 $671,221,701
                                                                           ------                  =============
                                                                           ------


              -----------------------------

              +   Non-income producing securities


              *   Resale restricted to qualified institutional buyers



              JPY -- Japanese Yen



              (1) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash



              (2) Fair valued security; see Note 2.



              (3) Variable rate security; rate as of May 31, 1998.



              (4) Represents a zero coupon bond which will convert to an interest-bearing security at a later date



              (5) The Portfolio entered into a currency swap agreement with
                  Swiss Bank Corporation ("Swiss Bank"). Under the agreement the Portfolio will pay Swiss Bank 3,300,000 Yen each year commencing September 6, 1997 until September 6, 2000, with an additional payment of 60,000,000 Yen due September 6, 2000. In return, Swiss Bank will pay the Portfolio $21,570 on March 6 and September 6 each year commencing March 6, 1997 until September 6, 2000 with an additional payment of $488,003 due September 6, 2000.


---------------------

              @ The security or a portion thereof represent collateral for the currency swap agreement and the following open futures contracts:


                       OPEN FUTURES CONTRACTS
                       ----------------------------------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
                       NUMBER OF                                       EXPIRATION       VALUE AT     VALUE AS OF    APPRECIATION/
                       CONTRACTS             DESCRIPTION                  DATE         TRADE DATE    MAY 31, 1998   DEPRECIATION
                       ----------------------------------------------------------------------------------------------------------
                         7 Long    90 Day Euro Dollar..............  December 1998     $ 1,646,007   $ 1,649,113      $  3,106
                         5 Long    90 Day Euro Dollar..............  September 1998      1,172,657     1,178,750         6,093
                         4 Long    90 Day Euro Dollar..............  June 1998             935,725       943,100         7,375
                         7 Long    90 Day Euro Dollar..............  March 1999          1,646,094     1,649,550         3,456
                       118 Long    U.S. 10 Year Note...............  September 1998     13,316,312    13,348,750        32,438
                        10 Long    U.S. 2 Year Note................  June 1998           2,078,501     2,081,250         2,749
                        15 Long    U.S. 5 Year Note................  June 1998          10,361,089    10,375,783        14,694
                        5 Short    U.S. Treasury Bond..............  September 1998        604,695       607,500       (2,805)
                                                                                                                      --------
                                   Net Unrealized Appreciation.....                                                   $ 67,106
                                                                                                                    =============


                                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       ---------------------------------------------------------------------
                          CONTRACT                IN            DELIVERY    GROSS UNREALIZED
                         TO DELIVER          EXCHANGE FOR         DATE        APPRECIATION
                       ---------------------------------------------------------------------
                       *AUD    9,763,335      USD 6,611,438     06/18/98        $ 495,068
                        DEM   12,107,510      USD 6,848,604     07/23/98           41,205
                                                                                ---------
                                                                                $ 536,273
                                                                                ---------


                                                                            GROSS UNREALIZED
                                                                              DEPRECIATION
                       ---------------------------------------------------------------------
                       *USD    6,500,819       AUD 9,763,335    06/18/98         $(384,449)
                                                                                 ----------
                                  Net Unrealized Appreciation...                 $  151,824
                                                                                 ==========


              -----------------------------


              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.



                AUD  -- Australian Dollar


                DEM -- Deutsche Mark


                USD  -- United States Dollar


              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    UTILITY PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 95.1%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.9%
                       Food, Beverage & Tobacco -- 0.9%
                       UST, Inc. ..................................................      14,100   $    375,413
                                                                                                  -------------
                       ENERGY -- 1.1%
                       Energy Sources -- 1.1%
                       Burlington Resources, Inc...................................       6,800        286,450
                       Sonat, Inc. ................................................       4,700        184,181
                                                                                                  -------------
                                                                                                       470,631
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 2.0%
                       Multi-Industry -- 2.0%
                       Viag AG.....................................................       1,500        840,689
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 1.9%
                       Telecommunications -- 1.9%
                       Compania de Telecomunicaciones de Chile SA ADR..............       9,000        199,687
                       U.S. West Communications Group..............................      11,700        593,775
                                                                                                  -------------
                                                                                                       793,462
                                                                                                  -------------
                       MATERIALS -- 1.1%
                       Metals & Minerals -- 1.1%
                       Barrick Gold Corp. .........................................      25,700        494,725
                                                                                                  -------------
                       REAL ESTATE -- 6.3%
                       Real Estate Investment Trusts -- 6.3%
                       Apartment Investment & Management Co., Class A..............       3,000        117,000
                       Avalon Properties, Inc. ....................................      12,300        345,937
                       Boston Properties, Inc. ....................................      12,400        421,600
                       Brandywine Reality Trust....................................       3,500         81,156
                       Camden Property Trust.......................................       4,200        128,363
                       Duke Realty Investments, Inc. ..............................       8,500        192,313
                       Equity Office Properties Trust..............................      15,000        412,500
                       Equity Residential Properties Trust.........................       7,000        342,562
                       Liberty Property Trust......................................      11,300        298,744
                       Security Capital Pacific Trust..............................      14,670        330,992
                                                                                                  -------------
                                                                                                     2,671,167
                                                                                                  -------------
                       UTILITIES -- 81.8%
                       Electric Utilities -- 42.1%
                       BEC Energy..................................................      13,300        539,481
                       Cinergy Corp. ..............................................      13,100        423,294
                       Dominion Resources, Inc. ...................................      26,500      1,051,719
                       DQE, Inc. ..................................................      20,300        667,362
                       Duke Energy Corp. ..........................................      11,900        685,737
                       Edison International........................................      19,000        560,500
                       Entergy Corp. ..............................................      24,700        649,919
                       Florida Progress Corp. .....................................      11,100        457,875
                       FPL Group, Inc. ............................................      15,400        946,137
                       Houston Industries, Inc. ...................................      24,100        689,862

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Illinova Corp. .............................................      25,100   $    729,469
                       LG&E Energy Corp. ..........................................       6,800        180,625
                       Montana Power Co. ..........................................      24,800        899,000
                       New Century Energies, Inc. .................................       8,200        377,200
                       New England Electric System.................................      19,500        814,125
                       Niagara Mohawk Power Corp.+.................................      48,900        605,137
                       NIPSCO Industries, Inc. ....................................      32,400        870,750
                       PacifiCorp..................................................      29,900        689,569
                       PECO Energy Co. ............................................      37,600      1,062,200
                       Pinnacle West Capital Corp. ................................      10,100        453,869
                       Potomac Electric Power Co. .................................      33,700        823,544
                       Public Service Enterprise Group, Inc. ......................      23,700        783,581
                       Puget Sound Energy, Inc. ...................................      19,900        519,888
                       Southern Co. ...............................................      22,300        592,344
                       TECO Energy, Inc. ..........................................      22,500        589,219
                       Texas Utilities Co. ........................................      28,100      1,109,950
                       UtiliCorp United, Inc. .....................................       4,800        170,700
                       Gas & Pipeline Utilities -- 20.5%
                       AGL Resources, Inc. ........................................      11,300        226,000
                       CMS Energy Corp. ...........................................      15,700        683,931
                       Columbia Gas Systems, Inc. .................................       1,800        151,875
                       Consolidated Natural Gas Co. ...............................      20,000      1,131,250
                       El Paso Natural Gas Co. ....................................      31,400      1,212,825
                       Enron Corp. ................................................      19,900        997,487
                       Keyspan Energy Corp. .......................................      24,700        832,081
                       KN Energy, Inc. ............................................       8,000        433,000
                       MCN Energy Group Inc. ......................................      26,800        964,800
                       National Fuel Gas Co. New Jersey............................       9,000        381,375
                       NGC Corp. ..................................................      12,500        189,844
                       Pacific Enterprises.........................................      19,900        757,444
                       SCANA Corp. ................................................      14,600        420,663
                       UGI Corp. ..................................................      13,600        344,250
                       Telephone -- 19.2%
                       Ameritech Corp. ............................................      21,300        903,919
                       AT&T Corp. .................................................      18,600      1,132,275
                       Bell Atlantic Corp. ........................................      11,900      1,090,338
                       BellSouth Corp. ............................................       6,800        438,600
                       GTE Corp. ..................................................       8,800        513,150
                       MCI Communications Corp. ...................................      25,400      1,358,106
                       SBC Communications, Inc. ...................................      17,000        660,875
                       Sprint Corp. ...............................................      20,000      1,435,000
                       Telefonica de Argentina SA ADR..............................       8,000        260,500
                       Telefonica del Peru SA ADR..................................      11,000        237,875
                       Telefonos de Mexico SA ADR..................................       3,500        166,031
                                                                                                  -------------
                                                                                                    34,866,550
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $37,962,173).......................                 40,512,637
                                                                                                  -------------


                                         PREFERRED STOCK -- 1.0%
                       ----------------------------------------------------------------------------------------
                       UTILITIES -- 1.0%
                       Gas & Pipeline Utilities -- 1.0%
                       Williams Cos., Inc. 3.50% (cost $394,281)...................       2,900        434,420
                                                                                                  -------------


                                                           ---------------------

                                                               PRINCIPAL
                 CONVERTIBLE BONDS -- 1.5%                      AMOUNT         VALUE
----------------------------------------------------------------------------------------
FINANCE -- 1.5%
Financial Services -- 1.5%
Bell Atlantic Financial Services 5.75% 2003 convertible*
  (cost $626,846)...........................................  $  610,000   $    629,825
                                                                           -------------
TOTAL INVESTMENT SECURITIES (cost $38,983,300)..............                 41,576,882
                                                                           -------------
               SHORT-TERM SECURITIES -- 2.4%
----------------------------------------------------------------------------------------
TIME DEPOSIT -- 2.4%
Cayman Island Time Deposit with State Street Bank & Trust
  Co.
  4.50% due 6/01/98 (cost $1,005,000)........................  1,005,000      1,005,000
                                                    -------------
TOTAL INVESTMENTS --
  (cost $39,988,300)                                  100.0%                 42,581,882
Other assets less liabilities --                        0.0                      19,086
                                                      ------               -------------
NET ASSETS --                                         100.0%               $ 42,600,968
                                                      ======               =============


              -----------------------------

              + Non-income producing securities


              ADR--American Depository Receipt


              * Resale restricted to qualified institutional buyers

              See Notes to Financial Statements.

---------------------

---------------------


    SUNAMERICA SERIES TRUST


    GROWTH-INCOME PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998

                                                                     (UNAUDITED)


                                          COMMON STOCK -- 91.2%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.6%
                       Apparel & Textiles -- 2.0%
                       Avon Products, Inc..........................................       80,000   $  6,545,000
                       Nautica Enterprises, Inc.+..................................      155,000      4,533,750
                       Tommy Hilfiger Corp.+.......................................       80,000      5,380,000

                       Automotive -- 0.7%
                       Harley-Davidson, Inc........................................      157,100      5,616,325

                       Housing -- 1.6%
                       Home Depot, Inc.............................................      170,000     13,355,625

                       Retail -- 5.3%
                       Dayton Hudson Corp..........................................      154,000      7,141,750
                       Kohl's Corp.+...............................................      120,000      5,707,500
                       Kroger Co.+.................................................      125,000      5,367,188
                       Proffitt's, Inc.+...........................................      130,000      5,102,500
                       Wal-Mart Stores, Inc........................................      385,000     21,247,187
                                                                                                   -------------
                                                                                                     79,996,825
                                                                                                   -------------
                       CONSUMER STAPLES -- 12.5%
                       Food, Beverage & Tobacco -- 6.8%
                       Campbell Soup Co............................................      127,000      6,921,500
                       Coca-Cola Co................................................      370,000     28,998,750
                       Philip Morris Cos., Inc.....................................      400,000     14,950,000
                       Tyson Foods, Inc., Class A..................................      270,000      5,703,750
                       Vlasic Foods International, Inc.............................       12,700        275,431

                       Household Products -- 5.7%
                       Colgate-Palmolive Co........................................       93,000      8,091,000
                       Estee Lauder Cos., Inc., Class A............................       59,900      3,826,113
                       Gillette Co.................................................      110,000     12,883,750
                       Procter & Gamble Co.........................................      216,000     18,130,500
                       United States Industries, Inc.+.............................      165,000      4,351,875
                                                                                                   -------------
                                                                                                    104,132,669
                                                                                                   -------------
                       ENERGY -- 3.3%
                       Energy Services -- 2.0%
                       BJ Services Co.+............................................      160,000      5,230,000
                       Halliburton Co..............................................      130,000      6,158,750
                       Noble Drilling Corp.+.......................................      170,000      5,015,000

                       Energy Sources -- 1.3%
                       USX-Marathon Group, Inc.....................................      315,000     11,025,000
                                                                                                   -------------
                                                                                                     27,428,750
                                                                                                   -------------
                       FINANCE -- 18.4%
                       Banks -- 6.3%
                       Banc One Corp...............................................      155,000      8,544,375
                       Chase Manhattan Corp........................................       85,000     11,554,687
                       Citicorp....................................................       90,000     13,421,250
                       Fleet Financial Group, Inc..................................       87,000      7,134,000
                       NationsBank Corp............................................      155,000     11,741,250


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 8.4%
                       Associates First Capital Corp., Class A.....................       50,000   $  3,740,625
                       First Data Corp.............................................      178,000      5,918,500
                       Hartford Financial Services Group, Inc......................       55,000      6,053,437
                       Household International, Inc................................       60,000      8,118,750
                       Legg Mason, Inc.............................................       77,000      4,644,063
                       MBNA Corp...................................................      180,000      5,703,750
                       Merrill Lynch & Co., Inc....................................      106,000      9,487,000
                       Morgan Stanley, Dean Witter, Discover & Co..................      136,265     10,637,187
                       Penncorp Financial Group, Inc...............................       95,000      2,101,875
                       Travelers Group, Inc........................................      217,600     13,273,600

                       Insurance -- 3.7%
                       American International Group, Inc...........................      120,000     14,857,500
                       Hartford Life, Inc..........................................      100,000      5,150,000
                       PMI Group, Inc..............................................       70,000      5,263,125
                       Travelers Property Casualty Corp., Class A..................      140,000      5,818,750
                                                                                                   -------------
                                                                                                    153,163,724
                                                                                                   -------------
                       HEALTHCARE -- 12.5%
                       Drugs -- 9.5%
                       Bristol-Myers Squibb Co.....................................      175,000     18,812,500
                       GelTex Pharmaceuticals, Inc.+...............................      180,000      4,151,250
                       IDEC Pharmaceuticals Corp.+.................................       85,000      2,677,500
                       Merck & Co., Inc............................................      170,000     19,900,625
                       Pfizer, Inc.................................................      195,000     20,438,437
                       Schering-Plough Corp........................................      160,000     13,390,000

                       Health Services -- 0.7%
                       United Healthcare Corp......................................       90,000      5,760,000

                       Medical Products -- 2.3%
                       Boston Scientific Corp.++...................................       60,000      3,825,000
                       Centocor, Inc.+.............................................      125,200      4,882,800
                       Genzyme Corp.+..............................................      150,000      4,106,250
                       Medtronic, Inc..............................................      112,700      6,268,938
                                                                                                   -------------
                                                                                                    104,213,300
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 10.2%
                       Aerospace & Military Technology -- 2.1%
                       AlliedSignal, Inc...........................................      180,000      7,695,000
                       Boeing Co...................................................      100,000      4,762,500
                       Sundstrand Corp.............................................       80,000      4,960,000

                       Business Services -- 1.2%
                       Donnelley(RR) & Sons Co.....................................      135,000      6,075,000
                       USA Waste Services, Inc.+...................................       45,000      2,123,438
                       Waste Management, Inc.......................................       65,000      2,112,500

                       Electrical Equipment -- 4.5%
                       Dresser Industries, Inc.....................................      145,000      6,751,562
                       General Electric Co.........................................      365,000     30,431,875

                       Multi-Industry -- 2.0%
                       Tyco International Ltd......................................      131,800      7,298,425
                       United Technologies Corp....................................       95,000      8,930,000


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 0.4%
                       CNF Transportation, Inc.....................................       80,000   $  3,285,000
                       Union Pacific Corp..........................................            1             48
                                                                                                   -------------
                                                                                                     84,425,348
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 6.9%
                       Broadcasting & Media -- 1.6%
                       Gannett, Inc................................................      105,000      6,923,438
                       Scripps (E.W) Co., Class A..................................      115,000      6,080,625

                       Leisure & Tourism -- 5.3%
                       Carnival Corp., Class A.....................................       95,200      6,449,800
                       Disney (Walt) Co............................................      145,000     16,403,125
                       Mirage Resorts, Inc.+.......................................      183,700      3,823,256
                       Northwest Airlines Corp., Class A+..........................       70,000      3,154,375
                       Royal Caribbean Cruises Ltd.................................       70,000      4,878,125
                       US Airways Group, Inc.+.....................................       75,000      5,250,000
                       Viad Corp...................................................      160,000      4,320,000
                                                                                                   -------------
                                                                                                     57,282,744
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 13.5%
                       Communication Equipment -- 1.7%
                       Ascend Communications, Inc.+................................      140,000      6,046,250
                       FORE Systems, Inc.+.........................................       90,000      1,980,000
                       Tellabs, Inc.+..............................................       87,000      5,978,531

                       Computers & Business Equipment -- 6.9%
                       Cisco Systems, Inc.+........................................      210,000     15,881,250
                       Compaq Computer Corp........................................      320,000      8,740,000
                       Dell Computer Corp.+........................................      160,000     13,185,000
                       International Business Machines Corp........................      125,000     14,671,875
                       Staples, Inc.+..............................................      195,400      4,909,425

                       Electronics -- 3.0%
                       Altera Corp.+...............................................      140,000      4,707,500
                       Intel Corp..................................................      180,000     12,858,750
                       Solectron Corp.+............................................      100,000      4,137,500
                       Xilinx, Inc.+...............................................      100,000      3,803,125

                       Software -- 0.6%
                       Intuit, Inc.+...............................................      105,000      4,974,375

                       Telecommunications -- 1.3%
                       Liberty Media Group, Inc., Series A+........................      193,462      6,384,246
                       Teleport Communications Group Inc., Class A+................       75,000      4,195,313
                                                                                                   -------------
                                                                                                    112,453,140
                                                                                                   -------------
                       MATERIALS -- 1.8%
                       Chemicals -- 0.6%
                       Praxair, Inc................................................      100,000      4,931,250

                       Forest Products -- 1.2%
                       Champion International Corp.................................      100,000      4,800,000
                       Sealed Air Corp.............................................      105,000      5,617,500
                                                                                                   -------------
                                                                                                     15,348,750
                                                                                                   -------------


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES -- 2.5%
                       Electric Utilities -- 2.5%
                       AES Corp.+..................................................      150,000   $  7,134,375
                       Consolidated Edison, Inc....................................      130,000      5,565,625
                       FPL Group, Inc..............................................      125,000      7,679,687
                                                                                                   -------------
                                                                                                     20,379,687
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $553,085,792).............                 758,824,937
                                                                                                   -------------


                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 8.7%                    AMOUNT
                       -----------------------------------------------------------------------------------------

                       TIME DEPOSIT -- 8.5%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         5.25% due 6/01/98@........................................  $70,511,000     70,511,000
                                                                                                   -------------
                       U.S. GOVERNMENT -- 0.2%
                       United States Treasury Bills 5.02% due 6/25/98..............    1,800,000      1,793,976
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $72,304,976)..............                  72,304,976
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $625,390,768)                               99.9%                    831,129,913
                       Other assets less liabilities --                        0.1                      923,849
                                                                             ------                -------------
                       NET ASSETS --                                   100.0%                      $832,053,762
                                                                             ------                =============
                                                                             ------


              -----------------------------


              +  Non-income producing securities.


              @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       ---------

                       NUMBER OF                                             EXPIRATION  VALUE AT    VALUE AS OF    UNREALIZED
                       CONTRACTS                 DESCRIPTION                   DATE     TRADE DATE   MAY 31, 1998  DEPRECIATION
                       ---------
                       135 Long    Standard & Poor's 500 Index.............  June 1998  $36,881,750   $36,814,500   $(67,250)
                                                                                                                    =========


              See Notes to Financial Statements

---------------------

---------------------


    SUNAMERICA SERIES TRUST


    FEDERATED VALUE PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998

                                                                     (UNAUDITED)


                                          COMMON STOCK -- 96.5%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.7%
                       Automotive -- 1.3%
                       Borg-Warner Automotive, Inc. ...............................      12,700   $    723,900
                       General Motors Corp. .......................................       9,500        683,406
                       Housing -- 0.5%
                       Centex Corp. ...............................................      14,800        529,100
                       Retail -- 9.9%
                       American Stores Co. ........................................      49,200      1,226,925
                       Dillards, Inc., Class A.....................................      26,400      1,110,450
                       K-Mart Corp.+...............................................      57,700      1,117,938
                       Liz Claiborne, Inc. ........................................      26,000      1,317,875
                       Reebok International Ltd.+..................................      38,000      1,092,500
                       Sherwin-Williams Co. .......................................      29,200        970,900
                       Toys 'R' Us, Inc.+..........................................      65,900      1,746,350
                       Wal-Mart Stores, Inc. ......................................      38,000      2,097,125
                                                                                                  -------------
                                                                                                    12,616,469
                                                                                                  -------------
                       CONSUMER STAPLES -- 11.8%
                       Food, Beverage & Tobacco -- 10.8%
                       Anheuser-Busch Cos., Inc. ..................................      29,300      1,345,969
                       Archer-Daniels-Midland Co. .................................      92,500      1,745,937
                       Bestfoods...................................................  19,000....      1,072,312
                       Corn Products International, Inc.+..........................      41,950      1,436,787
                       Philip Morris Cos., Inc. ...................................      31,000      1,158,625
                       RJR Nabisco Holdings Corp. .................................      13,000        366,438
                       Sara Lee Corp. .............................................      15,700        924,338
                       Seagram Co., Ltd. ..........................................      33,500      1,471,906
                       UST, Inc. ..................................................      77,400      2,060,775
                       Household Products -- 1.0%
                       Unilever NV.................................................      14,000      1,105,125
                                                                                                  -------------
                                                                                                    12,688,212
                                                                                                  -------------
                       ENERGY -- 10.4%
                       Energy Services -- 1.2%
                       Occidental Petroleum Corp. .................................      47,200      1,303,900
                       Energy Sources -- 9.2%
                       Amerada Hess Corp. .........................................      13,500        729,844
                       Ashland, Inc. ..............................................      42,000      2,094,750
                       Exxon Corp. ................................................      14,000        987,000
                       Houston Industries, Inc. ...................................      34,700        993,287
                       Mobil Corp. ................................................      13,800      1,076,400
                       Royal Dutch Petroleum Co. ..................................      11,500        644,719
                       Sun Co., Inc. ..............................................      42,600      1,810,500
                       Texaco, Inc. ...............................................      11,000        635,250
                       USX-Marathon Group, Inc. ...................................      26,300        920,500
                                                                                                  -------------
                                                                                                    11,196,150
                                                                                                  -------------
                       FINANCE -- 13.4%
                       Banks -- 1.0%
                       Republic New York Corp. ....................................       8,700      1,117,406


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 5.9%
                       Bear Stearns Cos., Inc. ....................................      17,000   $    922,250
                       First Data Corp. ...........................................      70,900      2,357,425
                       Green Tree Financial Corp. .................................      50,200      2,017,412
                       Morgan Stanley, Dean Witter, Discover and Co. ..............      13,500      1,053,844
                       Insurance -- 6.5%
                       Allstate Corp. .............................................       8,000        753,000
                       CIGNA Corp. ................................................      27,100      1,856,350
                       General Reinsurance Corp. ..................................       4,500        989,438
                       Marsh & McLennan Cos., Inc. ................................      16,000      1,401,000
                       MBIA, Inc. .................................................      11,500        857,469
                       Oxford Health Plans, Inc.+..................................      63,500      1,095,375
                                                                                                  -------------
                                                                                                    14,420,969
                                                                                                  -------------
                       HEALTHCARE -- 8.1%
                       Drugs -- 4.6%
                       Bristol-Myers Squibb Co. ...................................      15,000      1,612,500
                       Merck & Co., Inc. ..........................................       8,000        936,500
                       Perrigo Co.+................................................      37,800        415,800
                       Pharmacia & Upjohn, Inc. ...................................      44,600      1,970,763
                       Health Services -- 1.0%
                       United Healthcare Corp. ....................................      17,500      1,120,000
                       Medical Products -- 2.5%
                       Abbott Laboratories, Inc. ..................................      12,500        927,344
                       Biomet, Inc. ...............................................      20,900        603,487
                       US Surgical Corp. ..........................................      27,800      1,105,050
                                                                                                  -------------
                                                                                                     8,691,444
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 12.7%
                       Aerospace & Military Technology -- 0.8%
                       Raytheon Co.+...............................................      15,500        826,344
                       Business Services -- 4.4%
                       Browning-Ferris Industries, Inc. ...........................      21,000        746,813
                       General Signal Corp. .......................................      25,900      1,065,137
                       Johnson Controls, Inc. .....................................      20,500      1,219,750
                       Waste Management, Inc. .....................................      54,000      1,755,000
                       Electrical Equipment -- 1.0%
                       AMP, Inc. ..................................................      28,100      1,067,800
                       Machinery -- 1.3%
                       Cincinnati Milacron, Inc. ..................................      12,700        380,206
                       Ingersoll-Rand Co. .........................................      21,700        977,856
                       Multi-Industry -- 1.0%
                       ITT Industries, Inc. .......................................      30,400      1,121,000
                       Transportation -- 4.2%
                       ABB Ab ADR..................................................      12,500      2,018,750
                       Canadian National Railway Co. ..............................      13,400        792,275
                       CNF Transportation, Inc. ...................................      26,000      1,067,625
                       Ryder System, Inc. .........................................      20,500        698,281
                                                                                                  -------------
                                                                                                    13,736,837
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 5.3%
                       Broadcasting & Media -- 2.9%
                       News Corp., Ltd. ADR........................................       4,000         98,500
                       Readers Digest Association, Inc., Class A...................      44,300      1,262,550
                       Viacom, Inc., Class A+......................................      21,800      1,200,362
                       Viacom, Inc., Class B+......................................      10,500        577,500


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Entertainment Products -- 0.9%
                       Eastman Kodak Co. ..........................................      13,500   $    963,562
                       Leisure & Tourism -- 1.5%
                       AMR Corp.+..................................................         900        138,544
                       Tricon Global Restaurants, Inc.+............................      48,500      1,506,531
                                                                                                  -------------
                                                                                                     5,747,549
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 8.6%
                       Computers & Business Equipment -- 6.7%
                       Electronic Data Systems Corp. ..............................      50,900      1,851,487
                       International Business Machines Corp. ......................       7,300        856,838
                       Lexmark International Group, Inc., Class A+.................      18,500      1,026,750
                       Seagate Technology, Inc.+...................................      42,000        971,250
                       Sequent Computer Systems, Inc.+.............................      55,600        920,875
                       Storage Technology Corp.+...................................      18,400      1,543,300
                       Software -- 1.0%
                       Novell, Inc.+...............................................     105,000      1,102,500
                       Telecommunications -- 0.9%
                       U.S. West Communications Group..............................      20,000      1,015,000
                                                                                                  -------------
                                                                                                     9,288,000
                                                                                                  -------------
                       MATERIALS -- 3.5%
                       Chemicals -- 0.9%
                       Dow Chemical Co. ...........................................       9,500        920,313
                       Forest Products -- 0.7%
                       Consolidated Papers, Inc. ..................................      26,800        775,525
                       Metals & Minerals -- 1.9%
                       Barrick Gold Corp. .........................................      55,500      1,068,375
                       Nucor Corp. ................................................      19,800      1,019,700
                                                                                                  -------------
                                                                                                     3,783,913
                                                                                                  -------------
                       REAL ESTATE -- 1.2%
                       Real Estate Companies -- 0.5%
                       Security Capital Group, Inc., Class B+......................      17,500        490,000
                       Real Estate Investment Trusts -- 0.7%
                       Boston Properties, Inc. ....................................      22,500        765,000
                                                                                                  -------------
                                                                                                     1,255,000
                                                                                                  -------------
                       UTILITIES -- 9.8%
                       Electric Utilities -- 3.9%
                       Entergy Corp. ..............................................      43,500      1,144,594
                       PECO Energy Co. ............................................      74,700      2,110,275
                       Public Service Enterprise Group, Inc. ......................      28,000        925,750
                       Gas & Pipeline Utilities -- 4.0%
                       Coastal Corp. ..............................................      11,500        810,750
                       Columbia Gas Systems, Inc. .................................       8,500        717,187
                       Consolidated Natural Gas Co. ...............................      27,500      1,555,469
                       Pacific Gas & Electric Co. .................................      39,500      1,244,250


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone -- 1.9%
                       GTE Corp. ..................................................      15,500   $    903,844
                       SBC Communications, Inc. ...................................      28,200      1,096,275
                                                                                                  -------------
                                                                                                    10,508,394
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $90,207,579).......................                103,932,937
                                                                                                  -------------


                                         PREFERRED STOCK -- 1.6%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.6%
                       Broadcasting & Media -- 1.6%
                       News Corp., Ltd. ADR (cost $1,408,618)......................      80,500      1,725,719
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $91,616,197)..............                105,658,656
                                                                                                  -------------

                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 1.5%                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 1.5%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                           4.50% due 6/01/98 (cost $1,614,000).....................  $1,614,000      1,614,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $93,230,197)                                   99.6%                107,272,656
                       Other assets less liabilities --                        0.4                     397,450
                                                                             ------               -------------
                       NET ASSETS --                                         100.0%               $107,670,106
                                                                             ------               =============
                                                                             ------


              -----------------------------


              + Non-income producing securities


              ADR -- American Depository Receipt


              See Notes to Financial Statements


---------------------

---------------------

    SUNAMERICA SERIES TRUST
    VENTURE VALUE PORTFOLIO                 INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 91.2%                          SHARES            VALUE
                       ----------------------------------------------------------------------------------------------

                       CONSUMER DISCRETIONARY -- 3.6%
                       Apparel & Textiles -- 0.7%
                       Nike, Inc., Class B.........................................         244,300   $   11,237,800

                       Housing -- 2.1%
                       J.Ray McDermott SA+.........................................          77,600        3,133,100
                       Masco Corp..................................................         498,400       28,035,000
                       Maytag Corp.................................................           4,200          211,837

                       Retail -- 0.8%
                       Harcourt General, Inc.......................................         143,400        7,815,300
                       Hasbro, Inc.................................................         100,700        3,851,775
                                                                                                      ---------------
                                                                                                          54,284,812
                                                                                                      ---------------
                       CONSUMER STAPLES -- 5.0%
                       Food, Beverage & Tobacco -- 5.0%
                       Archer-Daniels-Midland Co...................................         569,020       10,740,252
                       Coca-Cola Co................................................          12,400          971,850
                       Corn Products International, Inc.+..........................          42,900        1,469,325
                       Gallaher Group PLC ADR......................................           4,200           85,050
                       Nestle SA ADR...............................................         315,000       33,798,051
                       Philip Morris Cos., Inc.....................................         610,600       22,821,175
                       Tyson Foods, Inc., Class A..................................         257,400        5,437,575

                       Household Products -- 0.0%
                       Fortune Brands, Inc.........................................           4,200          161,438
                                                                                                      ---------------
                                                                                                          75,484,716
                                                                                                      ---------------
                       ENERGY -- 8.2%
                       Energy Services -- 7.1%
                       British Petroleum Co. PLC ADR...............................          78,154        6,926,442
                       Burlington Resources, Inc...................................         392,900       16,550,913
                       Cooper Cameron Corp.+.......................................         202,400       12,042,800
                       EVI Weatherford, Inc.+......................................         191,500        9,682,719
                       Halliburton Co..............................................         560,100       26,534,737
                       Nabors Industries, Inc.+....................................          44,900        1,057,956
                       Schlumberger Ltd............................................         453,300       35,385,731

                       Energy Sources -- 1.1%
                       Amerada Hess Corp...........................................           1,800           97,312
                       Amoco Corp..................................................           2,800          117,075
                       Atlantic Richfield Co.......................................           4,800          378,600
                       Chevron Corp................................................           8,100          646,987
                       Exxon Corp..................................................          24,800        1,748,400
                       Mobil Corp..................................................           2,200          171,600
                       Noble Affiliates, Inc.......................................         235,757        9,209,258
                       Pioneer Natural Resources Co................................         167,100        3,926,850
                       Sonat, Inc..................................................           2,200           86,213
                                                                                                      ---------------
                                                                                                         124,563,593
                                                                                                      ---------------


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       FINANCE -- 36.7%
                       Banks -- 13.0%
                       Banc One Corp...............................................         295,332   $   16,280,182
                       BankAmerica Corp............................................         479,900       39,681,731
                       Citicorp....................................................         368,875       55,008,484
                       First Union Corp............................................           4,500          248,906
                       Golden West Financial Corp..................................          69,000        7,452,000
                       NationsBank Corp............................................           3,325          251,869
                       U.S. Bancorp................................................         361,100       14,128,038
                       Wells Fargo & Co............................................         178,400       64,491,600

                       Financial Services -- 12.1%
                       American Express Co.........................................         615,000       63,114,375
                       Donaldson, Lufkin & Jenrette, Inc...........................         203,600        8,971,125
                       Federal Home Loan Mortgage Corp.............................         311,000       14,150,500
                       Household International, Inc................................          14,100        1,907,906
                       Morgan (J.P.) & Co., Inc....................................          74,900        9,301,644
                       Morgan Stanley, Dean Witter, Discover & Co..................         469,825       36,675,714
                       State Street Corp...........................................         145,900       10,057,981
                       TCF Financial Corp..........................................          88,200        2,872,013
                       Travelers Group, Inc........................................         603,494       36,813,134

                       Insurance -- 11.4%
                       20th Century Industries.....................................         132,700        3,740,481
                       Allstate Corp...............................................         181,795       17,111,454
                       American International Group, Inc...........................          55,400        6,859,213
                       Berkley (W.R.) Corp.........................................         181,400        8,480,450
                       Chubb Corp..................................................         333,100       26,502,269
                       General Reinsurance Corp....................................         339,900       74,735,512
                       Progressive Corp., Ohio.....................................         100,000       13,787,500
                       Transatlantic Holdings, Inc.................................         252,600       18,897,638
                       UNUM Corp...................................................          56,000        3,111,500

                       Investment Companies -- 0.2%
                       Morgan Stanley Asia-Pacific Fund............................         570,067        3,847,952
                                                                                                      ---------------
                                                                                                         558,481,171
                                                                                                      ---------------
                       HEALTHCARE -- 5.0%
                       Drugs -- 4.1%
                       American Home Products Corp.................................         204,600        9,884,737
                       Bristol-Myers Squibb Co.....................................          47,800        5,138,500
                       Lilly (Eli) & Co............................................          60,200        3,698,538
                       Merck & Co., Inc............................................          25,100        2,938,269
                       Pfizer, Inc.................................................         169,600       17,776,200
                       SmithKline Beecham PLC ADR..................................         416,100       22,391,381

                       Medical Products -- 0.9%
                       Johnson & Johnson Co........................................          55,700        3,846,781
                       Novartis AG ADR.............................................         115,700        9,812,321
                                                                                                      ---------------
                                                                                                          75,486,727
                                                                                                      ---------------
                       INDUSTRIAL & COMMERCIAL -- 5.3%
                       Aerospace & Military Technology -- 1.4%
                       Boeing Co...................................................         455,300       21,683,663

                       Business Services -- 0.0%
                       AC Nielsen Corp.+...........................................             133            3,433
                       Cognizant Corp.+............................................             400           21,300
                       Dun & Bradstreet Corp.......................................             400           13,500
                       Waste Management, Inc.......................................           1,400           45,500

---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Electrical Equipment -- 0.0%
                       General Electric Co.........................................          12,200   $    1,017,175

                       Machinery -- 0.8%
                       McDermott International, Inc................................          51,100        1,951,381
                       Smith International, Inc.+..................................         200,800        9,851,750

                       Transportation -- 3.1%
                       Burlington Northern Santa Fe Corp...........................         278,800       27,740,600
                       Illinois Central Corp.......................................         200,350        7,437,994
                       Union Pacific Corp..........................................         236,800       11,455,200
                                                                                                      ---------------
                                                                                                          81,221,496
                                                                                                      ---------------
                       INFORMATION & ENTERTAINMENT -- 5.6%
                       Broadcasting & Media -- 1.4%
                       Gannett, Inc................................................         174,700       11,519,281
                       News Corp., Ltd. ADR........................................         149,700        3,686,363
                       Tribune Co..................................................          84,600        5,657,625
                       Washington Post Co., Class B................................             100           54,025

                       Leisure & Tourism -- 4.2%
                       McDonald's Corp.............................................         970,800       63,708,750
                                                                                                      ---------------
                                                                                                          84,626,044
                                                                                                      ---------------
                       INFORMATION TECHNOLOGY -- 17.2%
                       Communication Equipment -- 0.3%
                       Molex, Inc..................................................         145,181        4,046,920

                       Computers & Business Equipment -- 7.1%
                       Hewlett-Packard Co..........................................         939,700       58,378,862
                       International Business Machines Corp........................         425,000       49,884,375

                       Electronics -- 7.5%
                       Applied Materials, Inc.+....................................         633,900       20,284,800
                       Intel Corp..................................................         310,400       22,174,200
                       Motorola, Inc...............................................         392,500       20,777,969
                       Novellus Systems, Inc.+.....................................         333,000       12,591,563
                       Texas Instruments, Inc......................................         748,700       38,464,462

                       Telecommunications -- 2.3%
                       360 Communications Co.+.....................................         285,300        8,148,882
                       AirTouch Communications, Inc.+..............................         411,800       19,611,975
                       Globalstar Telecommunications Ltd.+.........................          21,148        1,253,019
                       Loral Space & Communications Corp.+.........................          83,200        2,111,200
                       Qwest Communications International, Inc.+...................         104,900        3,468,256
                                                                                                      ---------------
                                                                                                         261,196,483
                                                                                                      ---------------
                       MATERIALS -- 1.2%
                       Chemicals -- 0.0%
                       Dow Chemical Co.............................................             600           58,125

                       Forest Products -- 0.0%
                       International Paper Co......................................           1,300           59,800
                       Union Camp Corp.............................................           2,000          109,375

                       Metals & Minerals -- 1.2%
                       Martin Marietta Materials, Inc..............................         393,400       18,096,400
                                                                                                      ---------------
                                                                                                          18,323,700
                                                                                                      ---------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       REAL ESTATE -- 3.2%
                       Real Estate Companies -- 0.0%
                       Crescent Operating, Inc.+...................................          45,330   $      934,931

                       Real Estate Investment Trusts -- 3.2%
                       Crescent Real Estate Equities Co............................         413,900       14,176,075
                       Federal Realty Investment Trust.............................          47,800        1,183,050
                       General Growth Properties, Inc..............................         277,300       10,260,100
                       Kimco Realty Corp...........................................          10,550          410,790
                       The Rouse Co................................................         496,600       14,929,038
                       United Dominion Realty Trust, Inc...........................          52,200          737,325
                       Vornado Realty Trust........................................         149,600        5,740,900
                       Weingarten Realty Investors.................................          15,200          649,800
                                                                                                      ---------------
                                                                                                          49,022,009
                                                                                                      ---------------
                       UTILITIES -- 0.2%
                       Electric Utilities -- 0.0%
                       Carolina Power & Light Co...................................             900           36,900
                       Duke Energy Corp............................................           1,400           80,675
                       Edison International........................................             700           20,650
                       Enova Corp..................................................             500           12,781
                       New England Electric System.................................             500           20,875
                       Southern Co.................................................           1,600           42,500
                       Wisconsin Energy Corp.......................................             800           23,600

                       Gas & Pipeline Utilities -- 0.2%
                       KN Energy, Inc..............................................          51,500        2,787,438

                       Telephone -- 0.0%
                       SBC Communications, Inc.....................................           2,400           93,300
                                                                                                      ---------------
                                                                                                           3,118,719
                                                                                                      ---------------
                       TOTAL COMMON STOCK (cost $1,058,278,086) ...................                    1,385,809,470
                                                                                                      ---------------

                       PREFERRED STOCK -- 0.4%
                       ----------------------------------------------------------------------------------------------
                       FINANCE -- 0.1%
                       Financial Services -- 0.1%
                       Devon Financing Trust, convertible $3.25....................          30,700        2,007,013
                                                                                                      ---------------
                       INDUSTRIAL & COMMERCIAL -- 0.1%
                       Transportation -- 0.1%
                       Union Pacific Capital Trust, convertible 6.25%..............          18,200          905,450
                                                                                                      ---------------
                       REAL ESTATE -- 0.1%
                       Real Estate Investment Trusts -- 0.1%
                       The Rouse Co., Series B convertible $3.00 ..................          10,000          485,000
                       Vornado Realty Trust, Series A convertible 6.50% ...........           9,100          509,600
                                                                                                      ---------------
                                                                                                             994,600
                                                                                                      ---------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       AirTouch Communications, Inc., Series C convertible 4.25%...          24,597        1,712,566
                                                                                                      ---------------
                       TOTAL PREFERRED STOCK (cost $5,286,106).....................                        5,619,629
                                                                                                      ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,063,564,192)...........                    1,391,429,099
                                                                                                      ---------------


---------------------


                                                                                        PRINCIPAL
                                      SHORT-TERM SECURITIES -- 6.8%                      AMOUNT            VALUE
                       ----------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 6.8%
                       Federal Home Loan Mortgage Discount Notes 5.40% due
                         6/03/98...................................................  $   25,415,000   $   25,407,376
                       Federal Home Loan Mortgage Discount Notes 5.41% due
                         6/08/98...................................................       7,965,000        7,956,621
                       Federal Home Loan Mortgage Discount Notes 5.42% due
                         6/02/98...................................................      21,930,000       21,926,698
                       Federal Home Loan Mortgage Discount Notes 5.44% due
                         6/19/98...................................................      16,410,000       16,365,365
                       Federal National Mortgage Association Discount Notes 5.39%
                         due 6/04/98...............................................      20,210,000       20,200,922
                       Federal National Mortgage Association Discount Notes 5.42%
                         due 6/10/98...............................................      10,505,000       10,490,766
                                                                                                      ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $102,347,748).............                      102,347,748
                                                                                                      ---------------
                                       REPURCHASE AGREEMENT -- 1.7%
                       ----------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.7%
                       Agreement with State Street Bank and Trust Co., bearing
                         interest at 5.47%, dated 5/29/98, to be repurchased
                         6/01/98 in the amount of $26,161,720 and collateralized by
                         $26,765,000 of Federal National Mortgage Association
                         Discount Notes, due 6/10/98 with an approximate aggregate
                         value of $26,711,470 (cost $26,150,000)...................      26,150,000       26,150,000
                                                                                                      ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,192,061,940)                                100.1%                   1,519,926,847
                       Liabilities in excess of other assets --                (0.1)                        (874,282)
                                                                             ------                   ---------------
                       NET ASSETS --                                          100.0%                  $1,519,052,565
                                                                             ------                   ===============
                                                                             ------



              -----------------------------



              + Non-income producing securities



              ADR -- American Depository Receipt



              See Notes to Financial Statements


                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST

    "DOGS" OF WALL STREET

    PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 95.2%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 29.6%
                       Automotive -- 6.6%
                       General Motors Corp. .......................................       6,996   $   503,275
                       Genuine Parts Co. ..........................................      12,526       425,101

                       Housing -- 2.9%
                       Foster Wheeler Corp. .......................................      15,707       398,565

                       Retail -- 20.1%
                       International Flavors & Fragrances, Inc. ...................       7,659       367,632
                       Kimberly-Clark Corp. .......................................       8,618       427,130
                       Limited, Inc. ..............................................      16,673       554,377
                       May Department Stores Co.+..................................       8,066       518,745
                       Rubbermaid, Inc. ...........................................      17,005       554,788
                       Winn-Dixie Stores, Inc. ....................................       9,728       395,808
                                                                                                  ------------
                                                                                                    4,145,421
                                                                                                  ------------
                       CONSUMER STAPLES -- 10.4%
                       Food, Beverage & Tobacco -- 10.4%
                       Anheuser-Busch Cos., Inc. ..................................       9,660       443,756
                       Kellogg Co. ................................................       8,566       353,883
                       Philip Morris Cos., Inc. ...................................       9,391       350,989
                       UST, Inc. ..................................................      11,509       306,427
                                                                                                  ------------
                                                                                                    1,455,055
                                                                                                  ------------
                       ENERGY -- 9.8%
                       Energy Services -- 3.5%
                       Exxon Corp. ................................................       6,946       489,693

                       Energy Sources -- 6.3%
                       Chevron Corp. ..............................................       5,517       440,670
                       Royal Dutch Petroleum Co. GDR...............................       7,843       439,698
                                                                                                  ------------
                                                                                                    1,370,061
                                                                                                  ------------
                       FINANCE -- 3.3%
                       Financial Services -- 3.3%
                       Morgan (J.P.) & Co., Inc. ..................................       3,764       467,442
                                                                                                  ------------

                       HEALTHCARE -- 3.8%
                       Drugs -- 3.8%
                       American Home Products Corp. ...............................      11,112       536,848
                                                                                                  ------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 12.3%
                       Business Services -- 12.3%
                       Bemis Co., Inc. ............................................       9,645   $   406,899
                       Minnesota Mining & Manufacturing Co. .......................       5,176       479,427
                       National Service Industries, Inc. ..........................       8,576       437,376
                       Pall Corp. .................................................      20,553       407,206
                                                                                                  ------------
                                                                                                    1,730,908
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 3.6%
                       Entertainment Products -- 3.6%
                       Eastman Kodak Co. ..........................................       7,018       500,910
                                                                                                  ------------

                       MATERIALS -- 10.0%
                       Chemicals -- 6.8%
                       Du Pont (E.I.) De Nemours & Co. ............................       7,075       544,775
                       Nalco Chemical Co. .........................................      10,744       402,900

                       Forest Products -- 3.2%
                       International Paper Co. ....................................       9,857       453,422
                                                                                                  ------------
                                                                                                    1,401,097
                                                                                                  ------------
                       UTILITIES -- 12.4%
                       Electric Utilities -- 3.3%
                       Emerson Electric Co. .......................................       7,529       457,387

                       Telephone -- 9.1%
                       Alltel Corp. ...............................................      10,353       408,296
                       AT&T Corp. .................................................       6,932       421,986
                       SBC Communications, Inc. ...................................      11,607       451,222
                                                                                                  ------------
                                                                                                    1,738,891
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $13,698,573)..............                13,346,633
                                                                                                  ------------


                                                                                     PRINCIPAL
                                      REPURCHASE AGREEMENT -- 10.0%                    AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 10.0%
                       Joint Repurchase Agreement Account (Note 3) (cost
                         $1,409,000)...............................................  $1,409,000     1,409,000
                                                                                                  ------------
                       TOTAL INVESTMENTS -- (cost $15,107,573)                105.2%               14,755,633
                       Liabilities in excess of other
                         assets --                                             (5.2)                 (731,060)
                                                                             ------               ------------
                       NET ASSETS --                                          100.0%              $14,024,573
                                                                             ------               ============
                                                                             ------



              -----------------------------



              + Non-income producing securities



              GDR -- Global Depository Receipt



              See Notes to Financial Statements


                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO                 INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 96.5%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------

                       CONSUMER DISCRETIONARY -- 14.8%
                       Apparel & Textiles -- 0.5%
                       Jones Apparel Group, Inc.+..................................      27,400   $  1,736,475

                       Housing -- 2.1%
                       Home Depot, Inc.............................................      47,400      3,723,863
                       Masco Corp..................................................      51,300      2,885,625

                       Retail -- 12.2%
                       Costco Cos., Inc.+..........................................     108,600      6,285,225
                       CVS Corp....................................................      91,900      6,450,231
                       Dayton Hudson Corp..........................................      99,000      4,591,125
                       Fred Meyer, Inc.+...........................................      33,100      1,423,300
                       McKesson Corp...............................................      11,800        921,875
                       Office Depot, Inc.+.........................................      47,400      1,398,300
                       Safeway, Inc.+..............................................      87,800      3,199,213
                       TJX Cos., Inc...............................................      81,300      3,800,775
                       Wal-Mart Stores, Inc........................................     139,500      7,698,656
                       Walgreen Co.................................................      97,000      3,413,187
                                                                                                  -------------
                                                                                                    47,527,850
                                                                                                  -------------
                       CONSUMER STAPLES -- 5.3%
                       Food, Beverage & Tobacco -- 2.0%
                       Coca-Cola Enterprises, Inc..................................     102,900      3,865,181
                       Sara Lee Corp...............................................      40,400      2,378,550

                       Household Products -- 3.3%
                       Clorox Co...................................................      19,700      1,644,950
                       Colgate-Palmolive Co........................................      37,300      3,245,100
                       Estee Lauder Cos., Inc., Class A............................      25,500      1,628,813
                       Procter & Gamble Co.........................................      50,000      4,196,875
                                                                                                  -------------
                                                                                                    16,959,469
                                                                                                  -------------
                       ENERGY -- 2.4%
                       Energy Services -- 1.5%
                       Cooper Cameron Corp.+.......................................      23,500      1,398,250
                       Halliburton Co..............................................      35,800      1,696,025
                       Western Atlas, Inc.+........................................      18,100      1,566,781

                       Energy Sources -- 0.9%
                       Exxon Corp..................................................      42,200      2,975,100
                                                                                                  -------------
                                                                                                     7,636,156
                                                                                                  -------------
                       FINANCE -- 20.1%
                       Banks -- 5.8%
                       BankAmerica Corp............................................      91,800      7,590,712
                       Chase Manhattan Corp........................................      18,500      2,514,844
                       Comerica, Inc...............................................      49,500      3,254,625
                       Fifth Third Bancorp.........................................      41,250      2,031,562
                       Norwest Corp................................................      39,000      1,516,125
                       Southtrust Corp.............................................      23,850        967,416
                       SunTrust Banks, Inc.........................................       6,200        489,800

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 11.9%
                       American Express Co.........................................      63,700   $  6,537,212
                       Associates First Capital Corp., Class A.....................      39,500      2,955,094
                       Equitable Cos., Inc.........................................      33,900      2,334,863
                       Federal Home Loan Mortgage Corp.............................      87,800      3,994,900
                       Franklin Resources, Inc.....................................       7,000        342,125
                       MBNA Corp...................................................     139,525      4,421,198
                       Morgan (J.P.) & Co., Inc....................................      11,700      1,452,994
                       Morgan Stanley, Dean Witter, Discover & Co..................      53,500      4,176,344
                       Travelers Group, Inc........................................     159,300      9,717,300
                       Washington Mutual, Inc......................................      31,800      2,245,875

                       Insurance -- 2.4%
                       American International Group, Inc...........................      37,950      4,698,684
                       Conseco, Inc................................................      64,900      3,025,963
                                                                                                  -------------
                                                                                                    64,267,636
                                                                                                  -------------
                       HEALTHCARE -- 12.1%
                       Drugs -- 11.1%
                       Bristol-Myers Squibb Co.....................................      61,200      6,579,000
                       Cardinal Health, Inc........................................      29,800      2,655,925
                       Lilly (Eli) & Co............................................      64,300      3,950,431
                       Merck & Co., Inc............................................      27,300      3,195,806
                       Pfizer, Inc.................................................      54,900      5,754,206
                       Schering-Plough Corp........................................      65,800      5,506,638
                       Warner-Lambert Co...........................................     121,500      7,753,219

                       Health Services -- 1.0%
                       HEALTHSOUTH Corp.+..........................................     114,500      3,248,937
                                                                                                  -------------
                                                                                                    38,644,162
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 10.7%
                       Business Services -- 3.5%
                       Cendant Corp.+..............................................     215,700      4,677,994
                       Owens-Illinois, Inc.+.......................................      38,600      1,734,587
                       Quintiles Transnational Corp.+..............................      33,000      1,604,625
                       ServiceMaster Co............................................      14,100        466,181
                       USA Waste Services, Inc.+...................................      56,900      2,684,969

                       Electrical Equipment -- 2.8%
                       General Electric Co.........................................     107,700      8,979,487

                       Machinery -- 1.3%
                       Ingersoll-Rand Co...........................................      93,800      4,226,863

                       Multi-Industry -- 3.1%
                       Tyco International Ltd......................................     181,000     10,022,875
                                                                                                  -------------
                                                                                                    34,397,581
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 7.9%
                       Broadcasting & Media -- 5.3%
                       CBS Corp.+..................................................     159,300      5,057,775
                       Gannett, Inc................................................      91,800      6,053,062
                       Interpublic Group of Cos., Inc..............................      48,300      2,864,794
                       Time Warner, Inc............................................      40,000      3,112,500

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism -- 2.6%
                       AMR Corp. +.................................................      18,000   $  2,770,875
                       Carnival Corp., Class A.....................................      52,100      3,529,775
                       Marriott International, Inc., Class A.......................      53,400      1,855,650
                                                                                                  -------------
                                                                                                    25,244,431
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 19.8%
                       Communication Equipment -- 1.0%
                       Tellabs, Inc.+..............................................      47,900      3,291,628

                       Computers & Business Equipment -- 3.7%
                       Cisco Systems, Inc.+........................................      42,400      3,206,500
                       Dell Computer Corp.+........................................      22,200      1,829,419
                       EMC Corp.+..................................................      93,300      3,866,119
                       Hewlett-Packard Co..........................................       5,400        335,475
                       Pitney Bowes, Inc...........................................      57,200      2,688,400

                       Software -- 9.8%
                       America Online, Inc.+.......................................      25,500      2,124,469
                       BMC Software, Inc.+.........................................     106,000      4,882,625
                       Computer Associates International, Inc......................      83,200      4,368,000
                       Compuware Corp.+............................................      53,800      2,471,437
                       HBO & Co....................................................      77,100      4,450,115
                       Microsoft Corp.+............................................      94,300      7,997,819
                       Parametric Technology Corp.+................................      87,700      2,688,553
                       PeopleSoft, Inc.+...........................................      52,100      2,276,119

                       Telecommunications -- 5.3%
                       AirTouch Communications, Inc.+..............................      50,000      2,381,250
                       Lucent Technologies, Inc....................................      90,500      6,419,844
                       Northern Telecom Ltd........................................      31,700      2,028,800
                       Tele-Communications TCI Ventures Group, Series A+...........     158,000      2,750,188
                       Tele-Communications, Inc., Series A+........................     102,600      3,520,462
                                                                                                  -------------
                                                                                                    63,577,222
                                                                                                  -------------
                       UTILITIES -- 3.4%
                       Telephone -- 3.4%
                       AT&T Corp...................................................      79,900      4,863,913
                       Sprint Corp.................................................      85,800      6,156,150
                                                                                                  -------------
                                                                                                    11,020,063
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $237,383,204).............                309,274,570
                                                                                                  -------------

                                                                                     PRINCIPAL
                                       REPURCHASE AGREEMENT -- 2.8%                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.8%
                       Agreement with JP Morgan Securities, Inc., bearing interest at 5.54%, dated 5/29/98, to be repurchased 6/01/98 in the
                         amount of $8,790,056 and collateralized by $8,722,000 of
                         U.S. Treasury Notes, bearing interest at 6.00%, due
                         2/15/26 and having an approximate aggregate value of
                         $8,978,618 (cost $8,786,000)..............................  $8,786,000      8,786,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $246,169,204)                                  99.3%                318,060,570
                       Other assets less liabilities --                        0.7                   2,367,249
                                                                             ------               -------------
                       NET ASSETS --                                         100.0%               $320,427,819
                                                                             ------               =============
                                                                             ------


              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements
---------------------

---------------------


    SUNAMERICA SERIES TRUST

    GROWTH/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)




                                          COMMON STOCK -- 97.6%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.4%
                       Housing -- 1.7%
                       Home Depot, Inc.............................................      49,000   $  3,849,563

                       Retail -- 9.7%
                       Borders Group, Inc.+........................................      50,000      1,550,000
                       Consolidated Stores Corp.+..................................      87,700      3,349,044
                       CVS Corp....................................................      57,300      4,021,744
                       Fred Meyer, Inc.+...........................................      42,250      1,816,750
                       Rite Aid Corp...............................................     142,500      5,103,281
                       Safeway, Inc.+..............................................     146,700      5,345,381
                       TJX Cos., Inc...............................................      30,700      1,435,225
                                                                                                  -------------
                                                                                                    26,470,988
                                                                                                  -------------
                       CONSUMER STAPLES -- 3.3%
                       Household Products -- 3.3%
                       Colgate-Palmolive Co........................................      34,000      2,958,000
                       Gillette Co.................................................      39,800      4,661,575
                                                                                                  -------------
                                                                                                     7,619,575
                                                                                                  -------------
                       ENERGY -- 5.8%
                       Energy Services -- 5.8%
                       Cooper Cameron Corp.+.......................................      19,200      1,142,400
                       Diamond Offshore Drilling, Inc..............................      40,800      1,950,750
                       Global Industries Ltd.+.....................................      12,800        272,800
                       Halliburton Co..............................................      46,000      2,179,250
                       Schlumberger Ltd............................................      37,100      2,896,119
                       Tosco Corp..................................................     105,000      3,333,750
                       Transocean Offshore, Inc....................................      36,300      1,790,044
                                                                                                  -------------
                                                                                                    13,565,113
                                                                                                  -------------
                       FINANCE -- 14.8%
                       Banks -- 7.3%
                       Banc One Corp...............................................      39,440      2,174,130
                       BankAmerica Corp............................................      35,100      2,902,331
                       BankBoston Corp.............................................      16,300      1,717,612
                       Citicorp....................................................      11,400      1,700,025
                       First Chicago NBD Corp......................................      25,900      2,264,631
                       Mellon Bank Corp............................................      15,700      1,058,769
                       NationsBank Corp............................................      32,300      2,446,725
                       U.S. Bancorp................................................      71,400      2,793,525

                       Financial Services -- 4.7%
                       Federal Home Loan Mortgage Corp.............................      77,500      3,526,250
                       Household International, Inc................................      13,600      1,840,250
                       MBNA Corp...................................................      72,100      2,284,669
                       ReliaStar Financial Corp....................................      25,000      1,081,250
                       Travelers Group, Inc........................................      38,800      2,366,800


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 2.8%
                       Allstate Corp...............................................      31,600   $  2,974,350
                       American International Group, Inc...........................      18,900      2,340,056
                       UNUM Corp...................................................      20,600      1,144,588
                                                                                                  -------------
                                                                                                    34,615,961
                                                                                                  -------------
                       HEALTHCARE -- 15.4%
                       Drugs -- 10.8%
                       Bristol-Myers Squibb Co.....................................      51,800      5,568,500
                       Cardinal Health, Inc........................................      33,900      3,021,338
                       Elan Corp. PLC ADR+.........................................      22,300      1,364,481
                       Pfizer, Inc.................................................      45,000      4,716,562
                       Schering-Plough Corp........................................      29,900      2,502,256
                       Warner-Lambert Co...........................................      81,900      5,226,244
                       Watson Pharmaceuticals, Inc.+...............................      66,300      2,900,625

                       Health Services -- 2.1%
                       HEALTHSOUTH Corp.+..........................................     118,500      3,362,437
                       Tenet Healthcare Corp.+.....................................      44,800      1,568,000

                       Medical Products -- 2.5%
                       Guidant Corp................................................      36,100      2,326,194
                       Medtronic, Inc..............................................      62,400      3,471,000
                                                                                                  -------------
                                                                                                    36,027,637
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 8.2%
                       Aerospace & Military Technology -- 1.8%
                       Boeing Co...................................................      86,800      4,133,850

                       Business Services -- 2.5%
                       Comdisco, Inc...............................................      16,700        607,463
                       Owens-Illinois, Inc.+.......................................      15,900        714,506
                       USA Waste Services, Inc.+...................................      93,600      4,416,750

                       Electrical Equipment -- 1.6%
                       General Electric Co.........................................      43,600      3,635,150

                       Machinery -- 0.8%
                       Deere & Co..................................................      14,200        736,625
                       Thermo Electron Corp........................................      34,700      1,218,837

                       Multi-Industry -- 1.5%
                       Tyco International Ltd......................................      64,000      3,544,000
                                                                                                  -------------
                                                                                                    19,007,181
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 3.9%
                       Broadcasting & Media -- 3.9%
                       Capstar Broadcasting Corp., Class A+........................      21,100        400,900
                       CBS Corp....................................................     123,600      3,924,300
                       Chancellor Media Corp.+.....................................      54,100      2,262,056
                       Clear Channel Communications, Inc.+.........................      27,000      2,588,625
                                                                                                  -------------
                                                                                                     9,175,881
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 27.9%
                       Communication Equipment -- 1.1%
                       CIENA Corp.+................................................      25,900      1,346,800
                       Ericsson (L.M.) Telecommunications Co., Class B ADR.........      44,200      1,232,075


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 8.4%
                       Cisco Systems, Inc.+........................................      28,050   $  2,121,281
                       Compaq Computer Corp........................................      75,400      2,059,363
                       EMC Corp.+..................................................      40,100      1,661,644
                       International Business Machines Corp........................      96,400     11,314,950
                       Staples, Inc.+..............................................      96,250      2,418,281

                       Electronics -- 5.1%
                       Intel Corp..................................................      56,400      4,029,075
                       Linear Technology Corp......................................      16,400      1,146,975
                       Philips Electronics NV......................................      70,800      6,734,850

                       Software -- 8.3%
                       America Online, Inc.+.......................................      13,200      1,099,725
                       BMC Software, Inc.+.........................................      80,000      3,685,000
                       Computer Associates International, Inc......................      60,300      3,165,750
                       Compuware Corp.+............................................      98,800      4,538,625
                       HBO & Co....................................................      76,300      4,403,941
                       J.D. Edwards & Co.+.........................................      38,400      1,412,400
                       Sterling Commerce, Inc.+....................................      27,400      1,087,437

                       Telecommunications -- 5.0%
                       AirTouch Communications, Inc.+..............................     121,200      5,772,150
                       Liberty Media Group, Inc., Series A+........................     105,350      3,476,550
                       Telecomunicacoes de Brasileiras SA ADR......................      22,900      2,441,712
                                                                                                  -------------
                                                                                                    65,148,584
                                                                                                  -------------
                       MATERIALS -- 2.3%
                       Chemicals -- 2.0%
                       Monsanto Co.................................................      65,400      3,621,525
                       Solutia, Inc................................................      39,600      1,086,525

                       Forest Products -- 0.3%
                       International Paper Co......................................      12,200        561,200
                                                                                                  -------------
                                                                                                     5,269,250
                                                                                                  -------------
                       UTILITIES -- 4.6%
                       Telephone -- 4.6%
                       AT&T Corp...................................................     117,700      7,164,988
                       MCI Communications Corp.....................................      67,100      3,587,753
                                                                                                  -------------
                                                                                                    10,752,741
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $192,540,040).............                227,652,911
                                                                                                  -------------


                                                           ---------------------

                                                                                     PRINCIPAL
                        SHORT-TERM SECURITIES -- 0.9%                    AMOUNT         VALUE
         ----------------------------------------------------------------------------------------
         CORPORATE SHORT-TERM NOTES -- 0.9%
         Koch Industries 5.62% due 6/01/98...........................  $  335,000   $    335,000
         Sara Lee Corp. 5.48% due 6/02/98............................     670,000        669,898
         Sara Lee Corp. 5.53% due 6/02/98............................   1,180,000      1,179,819
                                                                                    -------------
         TOTAL SHORT-TERM SECURITIES (cost $2,184,717)...............                  2,184,717
                                                                                    -------------
         TOTAL INVESTMENTS --
           (cost $194,724,757)                                98.5%                  229,837,628
         Other assets less liabilities --                      1.5                     3,431,775
                                                              ------                -------------
         NET ASSETS --                                        100.0%                $233,269,403
                                                              ======                =============


              -----------------------------


              + Non-income producing securities



              ADR -- American Depository Receipt



              See Notes to Financial Statements.


---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO               INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 99.6%                        SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.3%
                       Housing -- 4.5%
                       Home Depot, Inc.............................................     596,500   $   46,862,531

                       Retail -- 4.8%
                       Dayton Hudson Corp..........................................     580,200       26,906,775
                       Kohl's Corp.+...............................................     190,600        9,065,413
                       Wal-Mart Stores, Inc........................................     242,100       13,360,894
                                                                                                  ---------------
                                                                                                      96,195,613
                                                                                                  ---------------
                       CONSUMER STAPLES -- 7.1%
                       Food, Beverage & Tobacco -- 5.5%
                       Campbell Soup Co............................................     176,200        9,602,900
                       Coca-Cola Co................................................     110,500        8,660,438
                       Philip Morris Cos., Inc.....................................   1,044,500       39,038,187

                       Household Products -- 1.6%
                       Colgate-Palmolive Co........................................     132,200       11,501,400
                       Gillette Co.................................................      40,700        4,766,988
                                                                                                  ---------------
                                                                                                      73,569,913
                                                                                                  ---------------
                       ENERGY -- 3.1%
                       Energy Services -- 3.1%
                       Halliburton Co..............................................     420,800       19,935,400
                       Schlumberger Ltd............................................     155,700       12,154,331
                                                                                                  ---------------
                                                                                                      32,089,731
                                                                                                  ---------------
                       FINANCE -- 24.9%
                       Banks -- 7.9%
                       Banc One Corp...............................................     148,380        8,179,448
                       Chase Manhattan Corp........................................      72,494        9,854,653
                       Citicorp....................................................     228,500       34,075,063
                       First Chicago NBD Corp......................................      18,700        1,635,081
                       NationsBank Corp............................................     359,900       27,262,425

                       Financial Services -- 14.5%
                       Ahmanson (H.F.) & Co........................................     279,800       21,334,750
                       Associates First Capital Corp., Class A.....................     241,131       18,039,613
                       Federal National Mortgage Association.......................     231,200       13,843,100
                       Household International, Inc................................     111,200       15,046,750
                       MBNA Corp...................................................   1,172,600       37,156,762
                       Merrill Lynch & Co., Inc....................................     204,900       18,338,550
                       Morgan Stanley, Dean Witter, Discover & Co..................     322,700       25,190,769

                       Insurance -- 2.5%
                       American International Group, Inc...........................      65,300        8,084,956
                       MGIC Investment Corp........................................      57,400        3,440,413
                       Progressive Corp............................................     105,700       14,573,387
                                                                                                  ---------------
                                                                                                     256,055,720
                                                                                                  ---------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       HEALTHCARE -- 12.6%
                       Drugs -- 9.9%
                       Bristol-Myers Squibb Co.....................................     323,200   $   34,744,000
                       Merck & Co., Inc............................................     173,200       20,275,225
                       Pfizer, Inc.................................................     218,700       22,922,494
                       Schering-Plough Corp........................................     290,700       24,327,956

                       Health Services -- 2.7%
                       Humana, Inc.................................................      72,200        2,242,712
                       United Healthcare Corp......................................     390,200       24,972,800
                                                                                                  ---------------
                                                                                                     129,485,187
                                                                                                  ---------------
                       INDUSTRIAL & COMMERCIAL -- 7.3%
                       Electrical Equipment -- 0.8%
                       General Electric Co.........................................     104,300        8,696,013

                       Multi-Industry -- 6.5%
                       Tyco International Ltd......................................     859,500       47,594,812
                       United Technologies Corp....................................     201,800       18,969,200
                                                                                                  ---------------
                                                                                                      75,260,025
                                                                                                  ---------------
                       INFORMATION & ENTERTAINMENT -- 8.2%
                       Broadcasting & Media -- 0.9%
                       Gannett, Inc................................................     144,500        9,527,969

                       Leisure & Tourism -- 7.3%
                       Carnival Corp., Class A.....................................      87,000        5,894,250
                       Disney (Walt) Co............................................     282,300       31,935,187
                       Northwest Airlines Corp., Class A+..........................     496,800       22,387,050
                       UAL Corp.+..................................................     185,300       14,719,769
                                                                                                  ---------------
                                                                                                      84,464,225
                                                                                                  ---------------
                       INFORMATION TECHNOLOGY -- 26.0%
                       Communication Equipment -- 6.8%
                       Ericsson (L.M.) Telecommunications Co., Class B ADR.........     600,400       16,736,150
                       Nokia Corp., Class A ADR....................................     723,800       47,001,763
                       Tellabs, Inc.+..............................................      95,900        6,590,128

                       Computers & Business Equipment -- 10.1%
                       Cisco Systems, Inc.+........................................     589,600       44,588,500
                       Compaq Computer Corp........................................     408,700       11,162,619
                       Dell Computer Corp.+........................................     530,900       43,749,478
                       International Business Machines Corp........................      36,100        4,237,237

                       Electronics -- 1.7%
                       Intel Corp..................................................     239,100       17,080,706

                       Software -- 1.7%
                       Microsoft Corp.+............................................     206,600       17,522,263

                       Telecommunications -- 5.7%
                       AirTouch Communications, Inc.+..............................     820,400       39,071,550
                       Liberty Media Group, Inc., Series A+........................     506,300       16,707,900
                       Lucent Technologies, Inc.@..................................      43,500        3,085,781
                       Tele-Communications, Inc., Series A+........................         308           10,568
                                                                                                  ---------------
                                                                                                     267,544,643
                                                                                                  ---------------


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES -- 1.1%
                       Telephone -- 1.1%
                       MCI Communications Corp.....................................     211,000   $   11,281,906
                                                                                                  ---------------
                       TOTAL INVESTMENT SECURITIES (cost $833,633,896).............                1,025,946,963
                                                                                                  ---------------


                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 0.5%                    AMOUNT
                       ------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 0.4%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         4.50% due 6/01/98 @.......................................  $4,416,000        4,416,000
                                                                                                  ---------------
                       U.S. GOVERNMENT -- 0.1%
                       United States Treasury Bills 4.98% due 6/18/98..............     300,000          299,295
                                                                                                  ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $4,715,295)...............                    4,715,295
                                                                                                  ---------------
                       TOTAL INVESTMENTS --
                         (cost $838,349,191)                                  100.1%               1,030,662,258
                       Liabilities in excess of other assets --                (0.1)                  (1,147,405)
                                                                             ------               ---------------
                       NET ASSETS --                                          100.0%              $1,029,514,853
                                                                             ------               ===============
                                                                             ------


              -----------------------------

              +  Non-income producing securities

              ADR -- American Depository Receipt

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       ------------------------------------------------------------------------------------------------------------

                       NUMBER OF                                            EXPIRATION    VALUE AT     VALUE AS OF      UNREALIZED
                       CONTRACTS                 DESCRIPTION                  DATE       TRADE DATE   MARCH 31, 1998   DEPRECIATION
                       ------------------------------------------------------------------------------------------------------------
                        24 Long    Standard & Poor's 500 Index............  June 1998    $6,556,800     $6,544,800      $(12,000)
                                                                                                                        =========


              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO               INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 96.7%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------

                       AUSTRALIA -- 0.4%
                       Goodman Fielder Wattie Ltd. (Consumer Staples)..............   1,080,637   $  1,624,198
                                                                                                  -------------
                       AUSTRIA -- 0.7%
                       Bank Austria AG (Finance)...................................      34,000      3,062,965
                                                                                                  -------------
                       BELGIUM -- 0.8%
                       Barco NV (Industrial & Commercial)..........................       4,399      1,125,159
                       Bekaert SA (Industrial & Commercial)........................       2,480      1,956,564
                                                                                                  -------------
                                                                                                     3,081,723
                                                                                                  -------------
                       BRAZIL -- 0.4%
                       Telecomunicacoes de Brasileiras SA ADR (Information
                         Technology)...............................................      17,000      1,812,625
                                                                                                  -------------
                       DENMARK -- 0.5%
                       Ratin A/S, Class B (Multi-industry).........................      10,400      2,050,045
                                                                                                  -------------
                       FINLAND -- 2.4%
                       Enso Oyj, Series R (Materials)..............................     203,000      2,227,150
                       Nokia Oyj, Series A (Information Technology)................     102,138      6,723,446
                       Orion-yhtyma OY, Class B (Healthcare).......................      29,398        880,861
                                                                                                  -------------
                                                                                                     9,831,457
                                                                                                  -------------
                       FRANCE -- 6.8%
                       Alcatel Alsthom Compagnie General d'Electricite (Information
                         Technology)...............................................      11,400      2,438,910
                       Compagnie de St. Gobain (Materials).........................      16,786      3,310,627
                       Compagnie Francaise d'Etudes et de Construction Technip
                         (Industrial & Commercial).................................      26,000      3,728,564
                       L'Air Liquide SA (Materials)................................      11,600      2,285,877
                       Pinault Printemps Redoute (Consumer Discretionary)..........       3,680      3,029,250
                       Schneider SA (Industrial & Commercial)+.....................      43,000      3,636,637
                       Societe Generale d'Enterprises SA (Finance)+................      15,954      3,159,868
                       Total SA, Class B (Energy)..................................      26,030      3,232,540
                       Valeo SA (Consumer Discretionary)...........................      36,000      3,393,615
                                                                                                  -------------
                                                                                                    28,215,888
                                                                                                  -------------
                       GERMANY -- 2.0%
                       Adidas AG (Consumer Discretionary)..........................      21,000      3,707,440
                       Merck KGAA (Healthcare).....................................      39,500      1,529,747
                       Schmalbach-Lubeca AG (Materials)............................      12,180      3,249,365
                                                                                                  -------------
                                                                                                     8,486,552
                                                                                                  -------------
                       HONG KONG -- 1.1%
                       Cheung Kong (Holdings) Ltd. (Real Estate)...................     247,000      1,335,566
                       Dickson Concept Industries Ltd. (Industrial & Commercial)...     223,000        289,218
                       Hutchison Whampoa Ltd. (Multi-industry)+....................     350,000      1,829,268
                       Sun Hung Kai Properties Ltd. (Real Estate)+.................     269,000      1,298,310
                                                                                                  -------------
                                                                                                     4,752,362
                                                                                                  -------------
                       INDIA -- 0.4%
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)+..............................................      57,000        751,830
                       Videsh Sanchar Nigam Ltd GDR (Information Technology)+......      88,000      1,045,000
                                                                                                  -------------
                                                                                                     1,796,830
                                                                                                  -------------


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ITALY -- 2.0%
                       Credito Italiano SpA (Finance)..............................     480,000   $  2,677,133
                       Telecom Italia Mobile SpA (Information Technology)..........     430,000      2,542,577
                       Telecom Italia SpA (Information Technology).................     429,111      3,242,741
                                                                                                  -------------
                                                                                                     8,462,451
                                                                                                  -------------
                       JAPAN -- 9.9%
                       Advantest Corp. (Information Technology)....................          90          5,563
                       Canon, Inc. (Information Technology)........................      70,000      1,667,991
                       Daito Trust Construction Co. (Industrial & Commercial)......     125,130        893,592
                       Daiwa Securities Co., Ltd. (Finance)........................     300,000      1,141,599
                       Familymart Co (Consumer Discretionary)......................      17,400        653,333
                       Fuji Photo Film Co. Ltd. (Information & Entertainment)......      90,000      3,047,874
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............      69,000      2,351,650
                       Hoya Corp. (Healthcare).....................................      24,000        759,044
                       Japan Tobacco, Inc. (Consumer Staples)......................         308      2,135,028
                       KAO Corp. (Consumer Staples)................................     178,000      2,660,553
                       Mabuchi Motor Co., Ltd. (Consumer Discretionary)............      50,000      3,249,332
                       Nichiei Co., Ltd. (Materials)...............................      11,440        768,229
                       Nintendo Co., Ltd. (Information & Entertainment)............      19,900      1,860,820
                       Orix Corp. (Finance)........................................      41,600      2,706,448
                       Promise Co (Finance)........................................      39,000      1,641,779
                       Rohm Co., Ltd. (Information Technology).....................      24,000      2,495,487
                       Sankyo Co. Ltd. (Healthcare)................................     135,000      3,255,831
                       Sony Corp. (Information Technology).........................      37,000      3,125,858
                       TDK Corp. (Information Technology)..........................      40,000      3,142,465
                       Tokai Bank Ltd. (Finance)...................................     219,000      1,212,889
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............     112,000      2,490,866
                                                                                                  -------------
                                                                                                    41,266,231
                                                                                                  -------------
                       MEXICO -- 0.6%
                       Fomento Economico Mexicano SA de CV , Class B ADR (Consumer
                         Staples)..................................................      31,000      1,023,000
                       Panamerican Beverages, Inc., Class A ADR (Consumer
                         Staples)..................................................      48,000      1,623,000
                                                                                                  -------------
                                                                                                     2,646,000
                                                                                                  -------------
                       NETHERLANDS -- 5.0%
                       Akzo Nobel NV (Materials)+..................................      24,110      5,037,678
                       ASM Lithography Holding NV (Industrial & Commercial)........     108,000      4,425,151
                       ING Groep NV (Finance)......................................      71,025      4,877,329
                       Philips Electronics NV (Information Technology).............      42,200      4,010,054
                       Stork NV (Industrial & Commercial)..........................      18,077        656,185
                       Wolters Kluwer NV (Information & Entertainment)+............      12,500      1,755,924
                                                                                                  -------------
                                                                                                    20,762,321
                                                                                                  -------------
                       SPAIN -- 2.3%
                       Banco Bilbao Vizcaya SA (Finance)...........................      40,500      2,033,685
                       Banco de Santander SA (Finance).............................      42,000      2,114,550
                       Repsol SA (Energy)..........................................      50,000      2,777,961
                       Tabacalera SA, Class A (Consumer Staples)...................     124,390      2,679,864
                                                                                                  -------------
                                                                                                     9,606,060
                                                                                                  -------------
                       SWEDEN -- 0.6%
                       Volvo AB, Class A (Consumer Discretionary)..................      36,000      1,136,871
                       Volvo AB, Class B (Consumer Discretionary)..................      39,400      1,259,324
                                                                                                  -------------
                                                                                                     2,396,195
                                                                                                  -------------
                       SWITZERLAND -- 3.7%
                       Ciba Specialty Chemicals AG (Materials)+....................      10,800      1,538,171
                       Nestle SA (Consumer Staples)+...............................       2,030      4,347,749
                       Novartis AG (Healthcare)....................................       1,800      3,047,182
                       Schindler Holding AG (Industrial & Commercial)..............         400        701,991


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       SWITZERLAND (continued)
                       Schindler Holding registered AG (Industrial & Commercial)...         960   $  1,649,139
                       Zuerich Versicherungs-Gesellschaft (Finance)+...............       6,780      4,233,210
                                                                                                  -------------
                                                                                                    15,517,442
                                                                                                  -------------
                       UNITED KINGDOM -- 9.7%
                       Bank of Scotland (Finance)..................................     218,100      2,523,839
                       Bass PLC (Consumer Staples)+................................     122,757      2,255,615
                       Beazer Group PLC (Consumer Discretionary)...................     432,000      1,629,904
                       British Aerospace PLC (Industrial & Commercial).............     270,000      2,394,583
                       British Airways PLC (Information & Entertainment)...........     400,000      4,236,783
                       Compass Group PLC (Information & Entertainment).............      64,400      1,335,844
                       Diageo PLC (Consumer Staples)...............................     300,592      3,399,879
                       Granada Group PLC (Information & Entertainment).............     122,000      2,289,529
                       HSBC Holdings PLC (Finance).................................      32,673        792,686
                       HSBC Holdings PLC (75P)(Finance)............................      25,000        653,320
                       Kingfisher PLC (Consumer Discretionary).....................      97,993      1,736,565
                       Ladbroke Group PLC (Information & Entertainment)............     516,052      2,916,324
                       Lloyds TSB Group Ltd. PLC (Finance).........................     189,447      2,752,326
                       Railtrack Group PLC (Industrial & Commercial)+..............     137,000      2,662,771
                       Rugby Group PLC (Industrial & Commercial)...................     444,760      1,016,998
                       Tomkins PLC (Multi-industry)................................     655,395      3,784,067
                       Unilever NV PLC (Consumer Staples)..........................     140,000      1,537,753
                       Whitbread PLC (Consumer Staples)............................     141,416      2,288,961
                                                                                                  -------------
                                                                                                    40,207,747
                                                                                                  -------------
                       UNITED STATES -- 47.4%
                       ADC Telecommunications, Inc. (Information Technology)+......      59,000      1,659,375
                       AES Corp. (Utilities)+......................................      90,000      4,280,625
                       American International Group, Inc. (Finance)................      29,300      3,627,706
                       Applied Materials, Inc. (Industrial & Commercial)+..........      30,200        966,400
                       Avon Products, Inc. (Consumer Discretionary)................      42,000      3,436,125
                       Banc One Corp. (Finance)....................................      42,000      2,315,250
                       Bristol-Myers Squibb Co. (Healthcare).......................      52,000      5,590,000
                       Brunswick Corp. (Information & Entertainment)...............      65,000      2,043,438
                       Campbell Soup Co. (Consumer Staples)........................      34,100      1,858,450
                       Carnival Corp., Class A (Information & Entertainment).......      60,000      4,065,000
                       Cendant Corp. (Industrial & Commercial)+....................     110,000      2,385,625
                       Chase Manhattan Corp. (Finance).............................      42,700      5,804,531
                       Cisco Systems, Inc. (Information Technology)+...............      61,500      4,650,937
                       COMPAQ Computer, Corp. (Information Technology)+............      77,100      2,105,794
                       Computer Associates International, Inc. (Information
                         Technology)...............................................      80,000      4,200,000
                       Dayton Hudson Corp. (Consumer Discretionary)................     102,400      4,748,800
                       Dell Computer Corp. (Information Technology)+...............      46,700      3,848,372
                       Disney (Walt) Co. (Information & Entertainment).............      16,000      1,810,000
                       Gannett Co, Inc. (Information & Entertainment)..............      80,000      5,275,000
                       Halliburton Co. (Energy)....................................      38,400      1,819,200
                       Harley-Davidson, Inc. (Consumer Discretionary)..............      64,000      2,288,000
                       Hartford Financial Services Group, Inc. (Finance)...........      15,900      1,749,994
                       Hartford Life, Inc. Class A (Finance).......................      84,400      4,346,600
                       Home Depot, Inc. (Consumer Discretionary)...................      66,000      5,185,125
                       Household International, Inc. (Finance).....................      37,800      5,114,812
                       Humana, Inc. (Healthcare)...................................     160,600      4,988,637
                       Kroger Co. (Consumer Discretionary)+........................      89,200      3,830,025
                       Liberty Media Group, Class A (Information Technology)+......     124,825      4,119,225
                       Liz Claiborne, Inc. (Consumer Discretionary)................      75,000      3,801,563
                       Lucent Technologies, Inc. (Information Technology)..........      53,752      3,813,033
                       MBIA, Inc. (Finance)........................................      68,000      5,070,250
                       MBNA Corp. (Finance)........................................     121,325      3,844,486
                       Merck & Co., Inc. (Healthcare)..............................      48,100      5,630,706
                       Morgan Stanley, Dean Witter, Discover & Co. (Finance).......      45,600      3,559,650


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UNITED STATES (continued)
                       NationsBank Corp. (Finance).................................      56,300   $  4,264,725
                       Nautica Enterprises, Inc. (Consumer Discretionary)+.........     153,000      4,475,250
                       Philip Morris Cos., Inc. (Consumer Staples).................     110,200      4,118,725
                       Proffitt's, Inc. (Consumer Discretionary)+..................      89,000      3,493,250
                       Republic Industries, Inc. (Consumer Discretionary)+.........     145,000      3,570,625
                       Schering-Plough Corp. (Healthcare)..........................      36,500      3,054,594
                       Solectron Corp. (Information Technology)+...................      73,500      3,041,063
                       Staples, Inc. (Consumer Discretionary)+.....................     153,000      3,844,125
                       TJX Cos., Inc. (Consumer Discretionary).....................     110,000      5,142,500
                       Travelers Group, Inc. (Finance).............................     111,599      6,807,539
                       Tyco International Ltd. (Industrial & Commercial)...........     127,700      7,071,387
                       United Healthcare Corp. (Healthcare)........................      74,000      4,736,000
                       United States Industries, Inc. (Consumer Staples)+..........     150,400      3,966,800
                       United Technologies Corp. (Industrial & Commercial).........      46,000      4,324,000
                       USA Waste Services, Inc. (Industrial & Commercial)+.........      91,200      4,303,500
                       USX-Marathon Group, Inc. (Energy)...........................      79,000      2,765,000
                       WorldCom, Inc. (Utilities)+.................................     109,300      4,973,150
                                                                                                  -------------
                                                                                                   197,784,967
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $326,461,009)......................                403,364,059
                                                                                                  -------------

                                         PREFERRED STOCK -- 0.5%
                       ----------------------------------------------------------------------------------------
                       GERMANY -- 0.5%
                       Henkel KGaA (Consumer Staples)..............................      25,160      2,256,186
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $327,760,869).............                405,620,245
                                                                                                  -------------
                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 2.1%                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 2.1%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         5.25% due 6/01/98 (cost $8,623,000).......................  $8,623,000      8,623,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $336,383,869)                              99.3%                    414,243,245
                       Other assets less liabilities --                    0.7                       2,761,787
                                                                         ------                   -------------
                       NET ASSETS --                                     100.0%                   $417,005,032
                                                                         ======                   =============




              +   Non-income producing securities

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              See Notes to Financial Statements

              -----------------------------

---------------------

    SUNAMERICA SERIES TRUST

    INTERNATIONAL GROWTH AND

    INCOME PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 95.4%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------

                       ARGENTINA -- 1.1%
                       YPF Sociedad Anonima ADR (Energy)...........................      32,900   $ 1,021,956
                                                                                                  ------------
                       AUSTRALIA -- 2.1%
                       Pioneer International Ltd. (Industrial & Commercial)+.......     230,100       613,146
                       St. George Bank Ltd. (Finance)*(1)..........................       9,600       470,400
                       Westpac Banking Corp. Ltd. (Finance)........................     135,000       891,937
                                                                                                  ------------
                                                                                                    1,975,483
                                                                                                  ------------
                       BELGIUM -- 0.8%
                       Electrabel SA (Utilities)...................................       3,148       787,214
                                                                                                  ------------
                       CANADA -- 3.7%
                       Abitibi-Consolidated, Inc. (Materials)......................      54,000       735,750
                       Abitibi-Consolidated, Inc. (Materials)......................      21,287       291,493
                       Bank of Nova Scotia (Finance)...............................      56,385     1,509,383
                       National Bank of Canada (Finance)...........................      47,588       970,117
                                                                                                  ------------
                                                                                                    3,506,743
                                                                                                  ------------
                       FRANCE -- 11.0%
                       Assurance General de France (Finance)+......................       8,250       508,817
                       Compagnie Generale des Etablissements Michelin, Class B
                         (Consumer Discretionary)..................................      20,914     1,294,060
                       Lafarge SA (Materials)......................................       3,872       392,830
                       Lafarge SA new shares (Materials)+..........................         887        90,435
                       Scor (Finance)..............................................      10,215       643,666
                       Societe Generale d'Enterprises SA (Finance)+................       7,340     1,453,769
                       Societe Nationale Elf Aquitaine SA (Energy).................      14,389     1,998,539
                       Television Francais (Information & Entertainment)...........       4,013       566,099
                       Total SA, Class B (Energy)..................................      12,176     1,512,079
                       Vivendi (Multi-industry)....................................       9,749     1,958,599
                                                                                                  ------------
                                                                                                   10,418,893
                                                                                                  ------------
                       GERMANY -- 7.5%
                       Bayer AG (Multi-industry)...................................      33,242     1,589,207
                       Deutsche Bank AG (Finance)..................................      11,777     1,013,842
                       Deutsche Lufthansa AG (Information & Entertainment).........      42,163     1,053,927
                       Deutsche Telekom AG (Information Technology)................      45,993     1,233,440
                       Thyssen AG (Industrial & Commercial)+.......................       4,152     1,082,068
                       VEBA AG (Utilities).........................................      17,697     1,162,443
                                                                                                  ------------
                                                                                                    7,134,927
                                                                                                  ------------
                       GREECE -- 1.1%
                       OTE Greek Telecommunications (Information Technology).......      36,874     1,082,928
                                                                                                  ------------


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       HONG KONG -- 4.3%
                       Dao Heng Bank Group Ltd. (Finance)..........................     327,000   $   700,503
                       Henderson Land Development Co., Ltd. (Real Estate)..........     324,000     1,145,645
                       Hong Kong Electric Holdings Ltd. (Utilities)................     350,500     1,029,020
                       HSBC Holdings PLC (Finance)+................................      49,915     1,210,997
                                                                                                  ------------
                                                                                                    4,086,165
                                                                                                  ------------
                       INDIA -- 1.1%
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)+..............................................      77,500     1,017,187
                                                                                                  ------------
                       IRELAND -- 2.3%
                       Allied Irish Banks (Finance)................................      53,990       715,452
                       CRH PLC (Industrial & Commercial)...........................      99,171     1,428,415
                                                                                                  ------------
                                                                                                    2,143,867
                                                                                                  ------------
                       ITALY -- 3.0%
                       ENI SpA (Energy)............................................     268,551     1,898,799
                       Telecom Italia SpA (Information Technology).................     122,600       926,474
                                                                                                  ------------
                                                                                                    2,825,273
                                                                                                  ------------
                       JAPAN -- 11.7%
                       Canon, Inc. (Information Technology)........................      35,000       833,995
                       Fuji Photo Film Co., Ltd. (Materials).......................      30,000     1,015,958
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............      30,000     1,022,456
                       KAO Corp. (Consumer Staples)................................      93,000     1,390,064
                       Nikko Securities Co., Ltd. (Finance)........................     376,000     1,183,739
                       Promise Co. (Finance).......................................      28,360     1,193,868
                       Ricoh Co., Ltd. (Information Technology)....................      95,000     1,026,211
                       Sankyo Co., Ltd. (Healthcare)...............................      40,000       964,691
                       Sony Corp. (Information Technology).........................      20,400     1,723,446
                       Tokyo Electron Ltd. (Information Technology)................      23,000       730,739
                                                                                                  ------------
                                                                                                   11,085,167
                                                                                                  ------------
                       MEXICO -- 1.6%
                       Cemex SA de CV (Materials)..................................     198,774       824,844
                       Fomento Economico Mexicano SA de CV (Consumer Staples)......      12,380       414,070
                       Fomento Economico Mexicano SA de CV (Consumer Staples)+.....       9,200       307,710
                                                                                                  ------------
                                                                                                    1,546,624
                                                                                                  ------------
                       NETHERLANDS -- 8.8%
                       ABN Amro Holdings NV (Finance)..............................      41,032       993,639
                       Akzo Nobel NV (Materials)+..................................       9,169     1,915,822
                       ING Groep NV (Finance)......................................      22,341     1,534,170
                       Philips Electronics NV (Information Technology).............      23,060     2,191,276
                       SGS Thomson Microelectronics NV (Information Technology)....      20,721     1,670,010
                                                                                                  ------------
                                                                                                    8,304,917
                                                                                                  ------------
                       NEW ZEALAND -- 1.2%
                       Telecom Corp. of New Zealand Ltd. IR (Information
                         Technology)...............................................     213,400       561,303
                       Telecom Corp. of New Zealand Ltd. (Information
                         Technology)...............................................     121,200       558,371
                                                                                                  ------------
                                                                                                    1,119,674
                                                                                                  ------------
                       NORWAY -- 1.6%
                       Den Norske Bank ASA (Finance)...............................     273,338     1,469,188
                                                                                                  ------------
                       PORTUGAL -- 0.5%
                       Portugal Telecom SA (Information Technology)................       8,674       455,901
                                                                                                  ------------


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       SINGAPORE -- 1.1%
                       Development Bank of Singapore Ltd. alien shares (Finance)...     141,000   $   850,463
                       Development Bank of Singapore Ltd., Class A alien shares
                         (Finance).................................................      29,100       175,521
                                                                                                  ------------
                                                                                                    1,025,984
                                                                                                  ------------
                       SPAIN -- 1.1%
                       Iberdrola SA (Utilities)....................................      64,761     1,068,311
                                                                                                  ------------
                       SWEDEN -- 5.1%
                       Pharmacia & Upjohn, Inc. ADR (Healthcare)...................      45,068     1,969,529
                       SKF AB, Series B (Materials)+...............................      47,077     1,003,134
                       Sparbanken Sverige AB, Class A (Finance)+...................      16,993       510,616
                       Svenska Cellulosa AB, Class B (Materials)...................      34,828       959,878
                       Volvo AB, Class B (Consumer Discretionary)..................      11,310       361,496
                                                                                                  ------------
                                                                                                    4,804,653
                                                                                                  ------------
                       SWITZERLAND -- 4.9%
                       Julius Baer Holdings AG (Finance)...........................         197       567,796
                       Nestle SA (Consumer Staples)+...............................         983     2,105,339
                       Schweizerische Bankgesellschaft (Finance)+..................         585       983,226
                       Schweiz Bankverein (Finance)+...............................       2,732       986,581
                                                                                                  ------------
                                                                                                    4,642,942
                                                                                                  ------------
                       UNITED KINGDOM -- 19.8%
                       B.A.T. Industries PLC (Multi-industry)......................     170,632     1,536,994
                       Bass PLC (Consumer Staples)+................................      68,629     1,261,033
                       British Airways PLC (Information & Entertainment)...........      90,000       953,276
                       British Petroleum Co. PLC (Energy)..........................      94,868     1,392,983
                       BTR Ltd. PLC (Multi-industry)...............................     655,843     2,161,123
                       Cookson Group PLC (Materials)...............................     294,122     1,222,688
                       Glaxo Wellcome PLC (Healthcare).............................      28,720       773,051
                       National Westminster Bank PLC (Finance).....................      78,494     1,434,606
                       P & O PLC (Industrial & Commercial).........................      69,234       953,830
                       Rio Tinto PLC (Materials)+..................................     114,410     1,430,459
                       Rolls Royce PLC (Consumer Discretionary)....................     309,195     1,473,362
                       Scottish Power PLC (Utilities)..............................     107,508       971,029
                       Shell Transport & Trading Co. PLC (Energy)..................      98,645       729,054
                       Siebe PLC (Industrial & Commercial).........................      10,800       270,769
                       Tomkins PLC (Multi-industry)................................     251,618     1,452,772
                       Unilever NV PLC (Consumer Staples)..........................      69,355       761,792
                                                                                                  ------------
                                                                                                   18,778,821
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $81,560,044).......................                90,302,818
                                                                                                  ------------

                                            WARRANTS -- 0.0%+                         WARRANTS
                       ---------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Allianz (Finance)...........................................           1             5
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $81,560,044)..............                90,302,823
                                                                                                  ------------
                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.7%                                   AMOUNT
                       ---------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.7%
                       Sheffield Receivables Corp. 5.50% due 7/10/98 (cost
                         $1,575,556)...............................................  $1,585,000     1,575,556
                                                                                                  ------------


---------------------

                                                                                     PRINCIPAL
                                       REPURCHASE AGREEMENT -- 5.7%                    AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 5.7%
                       Agreement with JP Morgan Securities, Inc., bearing interest at 5.54%, dated 5/29/98, to be repurchased 6/01/98 in the
                         amount of $5,409,496 and collateralized by $5,368,000 of
                         U.S. Treasury Notes, bearing interest at 6.00%, due
                         2/15/26 and having an approximate aggregate value of
                         $5,525,937 (cost $5,407,000)..............................  $5,407,000   $ 5,407,000
                                                                                                  ------------


                       TOTAL INVESTMENTS --
                         (cost $88,542,600)                         102.8%                          97,285,379
                       Liabilities in excess of other assets --      (2.8)                          (2,629,057)
                       NET ASSETS --                                100.0%                         $94,656,322
                                                                    ======                         ===========

              -----------------------------

              +   Non-income producing securities

              *   Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt


              GDR -- Global Depository Receipt



              IR -- Installment Receipt


              (1) Fair valued security; see Note 2

                                  OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       --------------------------------------------------------------

                           CONTRACT             IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER       EXCHANGE FOR      DATE      APPRECIATION
                       --------------------------------------------------------------
                       GBP    2,090,000   USD  3,452,032   10/28/98     $ 61,916
                       JPY  159,837,400   USD  1,263,522   06/12/98      107,153
                       JPY  142,162,600   USD  1,130,841   06/12/98      102,343
                                                                        ---------
                            Net Unrealized Appreciation............     $271,412
                                                                        =========


              -----------------------------

                       GBP  --   Pound Sterling
                       JPY  --   Japanese Yen
                       USD  --   United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                      INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 84.4%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------

                       AUSTRALIA -- 1.0%
                       Amcor Holdings Ltd. (Materials).............................       15,900   $     73,685
                       Australian Gas Light Co., Ltd. (Utilities)..................        7,522         52,806
                       Australian National Industries Ltd. (Materials).............       21,500         13,007
                       Boral Ltd. (Industrial & Commercial)........................       29,685         59,117
                       Brambles Industries Ltd. (Industrial & Commercial)..........        5,400        109,569
                       Broken Hill Proprietary Co., Ltd. (Energy)..................       46,739        400,418
                       Burns, Philp & Co, Ltd. (Consumer Staples)+.................       11,879          1,153
                       Coca-Cola Amatil Ltd. (Consumer Staples)....................       19,019        139,950
                       Coles Myer Ltd. (Consumer Discretionary)....................       26,347        118,799
                       Crown Ltd. (Information & Entertainment)....................       13,534          5,424
                       CSR Ltd. (Industrial & Commercial)..........................       26,900         79,008
                       Fosters Brewing Group Ltd. (Consumer Staples)...............       45,700         99,310
                       General Property Trust (Real Estate)........................       30,817         55,446
                       Gio Australia Holdings Ltd. (Finance).......................       23,650         66,649
                       Goodman Fielder Wattie Ltd. (Consumer Staples)..............       29,911         44,956
                       Homestake Mining Co, (Energy)...............................        1,870         19,908
                       Leighton Holdings Ltd. (Industrial & Commercial)............        6,000         20,291
                       Lend Lease Corp., Ltd. (Real Estate)........................        5,937        126,785
                       M.I.M. Holdings Ltd. (Materials)............................       34,943         18,163
                       National Australia Bank Ltd. (Finance)......................       29,705        411,940
                       Newcrest Mining Ltd. (Materials)............................        6,331          7,930
                       News Corp., Ltd. (Information & Entertainment)..............       43,729        269,745
                       Normandy Mining Ltd. (Materials)............................       38,811         35,729
                       North Ltd. (Materials)......................................       16,540         38,532
                       Orica Ltd. (Materials)......................................        7,000         47,125
                       Pacific Dunlop Ltd. (Multi-industry)........................       21,700         39,274
                       Pioneer International Ltd. (Industrial & Commercial)+.......       22,200         59,156
                       Renison Goldfields Consolidated Ltd. (Materials)............        4,771          5,438
                       Rio Tintro, Ltd. (Materials)................................        7,800         94,002
                       Santos Ltd. (Energy)........................................       14,613         48,045
                       Smith (Howard) Ltd. (Multi-industry)........................        4,900         31,914
                       Sons of Gwalia Ltd. (Materials).............................        3,090          8,515
                       Southcorp Holdings Ltd. (Multi-industry)....................       15,389         55,347
                       TABCORP Holdings Ltd. (Information & Entertainment).........        7,900         44,032
                       Telstra Corp., Ltd. (Information Technology)+...............       60,300        141,988
                       Western Mining Corp., Ltd. (Materials)+.....................       24,066         75,357
                       Westfield Trust new shares (Real Estate)....................        1,026          2,126
                       Westfield Trust (Real Estate)...............................       31,731         65,755
                       Westpac Banking Corp., Ltd. (Finance).......................       41,300        272,867
                                                                                                   -------------
                                                                                                      3,259,261
                                                                                                   -------------
                       AUSTRIA -- 0.5%
                       Austria Mikro Systeme International AG (Industrial &
                         Commercial)...............................................          200         14,495
                       Austrian Airlines Osterreische Luftverkehrs AG (Information
                         & Entertainment)+.........................................          800         27,974
                       Bank Austria AG (Finance)...................................        2,600        234,227
                       Bank Austria AG (Finance)+..................................        2,264        203,416
                       Bau Holdings AG (Consumer Discretionary)....................          200         12,267
                       Boehler-Uddeholm AG (Materials).............................          600         46,305
                       BWT AG (Industrial & Commercial)............................          100         19,674
                       EA-Generali AG (Finance)....................................          300        102,752


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       AUSTRIA (continued)
                       Flughafen Wien AG (Industrial & Commercial).................        1,500   $     80,529
                       Lenzing AG (Materials)+.....................................          200         14,975
                       Mayr-Melnhof Karton AG (Materials)..........................          700         51,241
                       Oesterreichische Elektrizitaetswirtschafts AG, Class A
                         (Utilities)...............................................        1,800        211,335
                       Oesterrichische Brau-Beteiligungs AG (Consumer Staples).....          300         19,330
                       OMV AG (Energy).............................................        1,300        188,148
                       Radex Heraklith Industriebeteiligungs AG (Materials)........          800         42,311
                       Steyr-Daimler-Puch AG (Industrial & Commercial).............          600         17,444
                       VA Technologies AG (Industrial & Commercial)................          700         94,789
                       Wienerberger Baustoffindustrie AG (Materials)...............          500        123,661
                                                                                                   -------------
                                                                                                      1,504,873
                                                                                                   -------------
                       BELGIUM -- 0.2%
                       Generale de Banque SA (Finance).............................          400        292,743
                       Kredietbank NV (Finance)+...................................          400        280,511
                                                                                                   -------------
                                                                                                        573,254
                                                                                                   -------------
                       DENMARK -- 0.2%
                       BG Bank (Finance)...........................................        1,100         64,726
                       Den Danske Bank (Finance)+..................................        2,000        248,606
                       Jyske Bank A/S (Finance)....................................          400         47,662
                       Unidanmark AS (Finance).....................................        2,000        161,520
                                                                                                   -------------
                                                                                                        522,514
                                                                                                   -------------
                       FRANCE -- 9.0%
                       Accor SA (Information & Entertainment)......................        1,879        515,367
                       Alcatel Alsthom Compagnie General d'Electricite (Information
                         Technology)...............................................        7,133      1,526,030
                       AXA (Finance)...............................................       15,084      1,716,899
                       Banque Nationale de Paris (Finance).........................       10,959        935,994
                       Bouygues SA (Consumer Discretionary)........................        1,282        231,844
                       Canal Plus (Information & Entertainment)....................        1,592        288,971
                       Cap Gemini SA (Industrial & Commercial).....................        3,116        465,082
                       Carrefour SA (Consumer Discretionary).......................        1,868      1,141,469
                       Compagnie de St. Gobain (Materials).........................        4,088        806,258
                       Compagnie Financiere de Paribas (Finance)...................        8,607        877,531
                       Compagnie Generale des Etablissements Michelin, Class B
                         (Consumer Discretionary)..................................        5,791        358,320
                       Credit Commerce France (Finance)............................          400         30,500
                       Credit Local de France (Finance)+...........................          204         27,721
                       Eridania Beghin-Say SA (Consumer Staples)...................        1,447        316,826
                       Essilor International (Healthcare)..........................          533        227,169
                       Etablissements Economiques du Casino Guichard-Perrachon
                         (Consumer Discretionary)..................................        4,225        300,827
                       France Telecom SA (Information Technology)+.................       31,097      1,741,702
                       Groupe Danone (Consumer Staples)............................        3,715      1,000,312
                       Havas SA (Industrial & Commercial)..........................        3,495        275,254
                       Imetal SA (Materials).......................................          772        108,387
                       L'Air Liquide SA (Materials)................................        3,558        701,134
                       L'Oreal (Consumer Staples)..................................        2,890      1,435,098
                       Lafarge SA (Materials)......................................        4,619        468,617
                       Lafarge SA new shares (Materials)+..........................          384         39,151
                       Lagardere Group S.C.A. (Industrial & Commercial)............        5,260        231,218
                       Legrand SA (Information Technology).........................        1,478        407,605
                       Moet Henessy Louis Vuitton (Consumer Staples)...............        4,160        872,606
                       Natexis (Finance)...........................................           83          6,090
                       Pathe SA (Information & Entertainment)......................          406         76,816
                       Pernod-Ricard (Consumer Staples)............................        3,266        242,043
                       Peugeot SA (Consumer Discretionary).........................        2,481        484,755
                       Pinault Printemps Redoute (Consumer Discretionary)..........        1,014        834,690
                       Promodes (Consumer Discretionary)...........................          903        439,803


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FRANCE (continued)
                       Rhone-Poulenc Rorer SA, Class A (Materials).................       15,756   $    874,309
                       Sagem SA (Industrial & Commercial)..........................          237        182,177
                       Sanofi SA (Healthcare)......................................        5,157        604,221
                       Schneider SA (Industrial & Commercial)+.....................        6,311        533,740
                       Simco SA registered (Real Estate)...........................        1,172        101,666
                       Societe BIC SA (Information Technology).....................        2,508        192,910
                       Societe Eurafrance SA (Finance).............................          191        112,691
                       Societe Generale d'Enterprises SA (Finance)+................        5,068      1,003,774
                       Societe Nationale Elf Aquitaine SA (Energy).................       11,936      1,657,833
                       Sodexho SA (Industrial & Commercial)........................        1,524        280,194
                       Suez Lyonnaise des Eaux (Multi-industry)....................        5,892      1,005,471
                       Thomson CSF (Industrial & Commercial).......................        5,801        234,638
                       Total SA, Class B (Energy)..................................       11,410      1,416,953
                       Usinor Sacilor (Materials)..................................       12,014        201,003
                       Valeo SA (Consumer Discretionary)...........................        3,149        296,847
                       Vivendi (Multi-industry)....................................        5,887      1,182,713
                                                                                                   -------------
                                                                                                     29,013,229
                                                                                                   -------------
                       GERMANY -- 8.9%
                       Adidas AG (Consumer Discretionary)..........................        1,921        339,142
                       Agiv AG (Multi-industry)....................................        1,336         37,439
                       Allianz AG (Finance)........................................        8,919      2,819,289
                       Allianz AG new shares (Finance)+............................          262         82,084
                       AMB Aachener Und Muenchner (Finance)........................           20          2,298
                       Bankgesellschaft Berlin AG (Finance)........................        1,050         25,658
                       BASF AG (Materials).........................................       23,217      1,076,108
                       Bayer AG (Multi-industry)...................................       28,378      1,356,673
                       Bayerische Hypotheken Und Wechselbank AG (Finance)..........       10,447        657,530
                       Bayerische Vereinsbank AG (Finance).........................       16,174      1,355,199
                       Beiersdorf AG (Healthcare)..................................        1,750        106,908
                       BHF-Bank AG (Finance).......................................          400         16,410
                       Bilfinger & Berger Bau AG (Consumer Discretionary)..........        2,255         85,941
                       Brau Und Brunnen AG (Consumer Staples)......................          334         39,685
                       CKAG Colonia Konzern AG (Finance)...........................        1,069        141,395
                       Commerzbank AG (Finance)....................................        2,100         85,095
                       Continental AG (Consumer Discretionary).....................        3,190         96,902
                       Daimler-Benz AG (Consumer Discretionary)....................       20,912      2,107,315
                       Degussa AG (Materials)......................................        3,808        243,089
                       Deutsche Bank AG (Finance)..................................       22,309      1,920,506
                       Deutsche Lufthansa AG (Information & Entertainment).........       14,147        353,625
                       Deutsche Telekom AG (Information Technology)................       85,969      2,305,516
                       Dresdner Bank AG (Finance)..................................       20,155      1,132,995
                       Heidelberg Zement AG (Materials)............................        2,128        213,486
                       Hochtief AG (Industrial & Commercial).......................        4,092        188,059
                       IKB Deutsche Industriebank AG (Finance).....................          400          8,474
                       Karstadt AG (Consumer Discretionary)........................          418        218,459
                       Klockner Humboldt Deutz AG (Industrial & Commercial)........        1,971         22,093
                       Linde AG (Industrial & Commercial)..........................          434        321,076
                       Manitoba AG (Industrial & Commercial).......................          551        219,257
                       Mannesmann AG (Industrial & Commercial).....................        1,470      1,437,663
                       Merck KGAA (Healthcare).....................................        7,295        282,519
                       Metro AG (Consumer Discretionary)...........................        8,960        570,969
                       Munchener Ruckversicherungs AG (Finance)....................        3,149      1,430,441
                       Preussag AG (Multi-industry)................................          735        268,172
                       RWE AG (Utilities)..........................................       13,830        734,034
                       SAP AG (Information Technology).............................        2,513      1,298,577
                       Schering AG (Healthcare)....................................        3,140        367,103
                       Siemens AG (Industrial & Commercial)........................       21,536      1,390,471
                       STRABAG AG (Industrial & Commercial)+.......................          167         14,601


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       GERMANY (continued)
                       Thyssen AG (Industrial & Commercial)+.......................        1,353   $    352,610
                       VEBA AG (Utilities).........................................       20,277      1,331,912
                       Viag AG (Multi-industry)....................................        1,040        582,878
                       Volkswagen AG (Consumer Discretionary)......................        1,235      1,001,567
                                                                                                   -------------
                                                                                                     28,641,223
                                                                                                   -------------
                       HONG KONG -- 0.0%
                       Bank of East Asia Ltd. (Finance)............................           73             97
                       Cathay Pacific Airways Ltd. (Industrial & Commercial).......          600            410
                       Hang Lung Development Co., Ltd. (Real Estate)...............          300            310
                       Hong Kong & China Gas Co. Ltd. (Utilities)+.................          400            524
                       Hong Kong & Shanghai Hotels Ltd. (Information &
                         Entertainment)............................................          100             54
                       Hopewell Holdings Ltd. (Real Estate)........................          700             95
                       Hutchison Whampoa Ltd. (Multi-industry)+....................          400          2,091
                       New World Development Co., Ltd. (Real Estate)...............          800          1,889
                       Regal Hotels International Ltd. (Information &
                         Entertainment)............................................          300             39
                       Shangri-La Asia Ltd. (Information & Entertainment)..........          100             66
                       Sino Land Co., Ltd. (Real Estate)...........................        7,824          2,676
                       South China Morning Post Ltd. (Information &
                         Entertainment)............................................        1,400            795
                       Sun Hung Kai Properties Ltd. (Real Estate)+.................        1,738          8,388
                       Swire Pacific Ltd., Class A (Multi-industry)................          400          1,479
                       Television Broadcasting Ltd. (Information &
                         Entertainment)............................................          300            708
                       Varitronix International Ltd. (Industrial & Commercial).....          620          1,300
                                                                                                   -------------
                                                                                                         20,921
                                                                                                   -------------
                       IRELAND -- 0.1%
                       Allied Irish Banks PLC (Finance)............................       24,800        325,465
                                                                                                   -------------
                       ITALY -- 8.9%
                       Acciaierie & Ferriere Lombarde (Materials)..................       12,000         81,229
                       Assicurazione Generali SpA (Finance)........................       92,230      2,964,161
                       Banca Commerciale Italiana SpA (Finance)+...................      139,200        821,898
                       Banca Fideuram SpA (Finance)................................       10,000         62,600
                       Banca Intesa SpA (Finance)..................................        4,000         13,458
                       Banca Popolar di Milano (Finance)...........................        2,000         17,998
                       Banca Popolare di Bergamo Credito Varesino SpA (Finance)....        1,000         23,521
                       Banco Ambrosiano Veneto SpA (Finance).......................      144,900        903,358
                       Banco Di Napoli (Finance)...................................       20,000         31,229
                       Banco di Roma SpA (Finance).................................       40,000         82,480
                       Benetton Group SpA (Consumer Discretionary).................       16,178        352,916
                       Burgo (Cartiere) SpA (Materials)............................       14,700        129,942
                       Credito Italiano SpA (Finance)..............................      236,000      1,316,257
                       Edison SpA (Utilities)......................................       58,000        553,606
                       ENI SpA (Energy)............................................      687,000      4,857,457
                       Fiat SpA (Consumer Discretionary)...........................      289,720      1,296,983
                       Fiat SpA nonconvertible (Consumer Discretionary)............       64,870        171,584
                       Impreglio SpA (Industrial & Commercial).....................       25,000         26,308
                       Istituto Bancario San Paolotorino di Torino (Finance)+......       81,800      1,281,906
                       Istituto Mobiliare Italiano (Finance).......................       59,450      1,017,887
                       Istituto Nazionale Delle Asazioni SpA (Finance).............      365,700      1,138,912
                       Italcementi Fabbriche Riunicemento SpA (Materials)..........       20,550        213,390
                       Italcementi Fabbriche Riunicemento SpA nonconvertible
                         (Materials)...............................................       14,150         72,521
                       Italgas-Societa Italiana Per il Gas SpA (Utilities)+........       58,900        271,382
                       La Rinascente Per L'Eserciz Grandi Magazzini SpA (Consumer
                         Discretionary)............................................       20,000        196,360
                       Magneti Marelli SpA (Industrial & Commercial)...............       42,500        108,184
                       Mediaset SpA (Information & Entertainment)..................      103,500        663,801
                       Mediobanca SpA (Finance)....................................       56,440        759,275
                       Montedison SpA (Multi-industry).............................      249,650        345,079
                       Montedison SpA nonconvertible (Multi-industry)..............       82,100         77,150


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       ITALY (continued)
                       Olivetti SpA (Information Technology)+......................      310,720   $    456,889
                       Parmalat Finanziaria SpA (Consumer Staples)+................      137,920        287,922
                       Pirelli SpA (Consumer Discretionary)........................      144,000        475,085
                       Reno De Medici SpA (Materials)..............................        1,300          4,696
                       Riunione Adriatica de Sicur Ras SpA (Finance)...............       25,750        407,928
                       Riunione Adriatica de Sicur Ras SpA nonconvertible
                         (Finance).................................................          165          1,714
                       S.A.I Societa Assicuratrice Industriale SpA (Finance).......       11,950        154,983
                       Sirti SpA (Consumer Discretionary)..........................       26,600        165,304
                       SNIA BPD SpA (Multi-industry)...............................       63,000         86,007
                       Telecom Italia Mobile SpA (Information Technology)..........      567,900      3,357,975
                       Telecom Italia Mobile SpA RNC (Information Technology)......      135,000        489,932
                       Telecom Italia SpA (Information Technology).................      313,055      2,365,720
                       Telecom Italia SpA nonconvertible (Information
                         Technology)...............................................       74,709        402,868
                                                                                                   -------------
                                                                                                     28,509,855
                                                                                                   -------------
                       JAPAN -- 8.7%
                       Ajinomoto Co., Inc. (Consumer Staples)......................       28,000        235,541
                       Aoki Corp. (Industrial & Commercial)........................       29,400         16,346
                       Asahi Bank Ltd. (Finance)...................................       21,000         79,002
                       Asahi Breweries Ltd. (Consumer Staples).....................       17,400        218,615
                       Asahi Chemical Industry Co., Inc. (Materials)...............       52,000        179,854
                       Asahi Glass Co., Ltd. (Materials)...........................       48,200        260,334
                       Bank of Tokyo-Mitsubishi Ltd. (Finance)+....................       88,400        909,596
                       Bank of Yokohama Ltd. (Finance).............................       15,000         36,609
                       Bridgestone Corp. (Industrial & Commercial).................       17,400        397,025
                       Canon, Inc. (Information Technology)........................       21,200        505,163
                       Casio Computer Co., Ltd. (Information Technology)...........       11,600        108,051
                       Chiba Bank Ltd. (Finance)...................................       16,000         56,957
                       Chugai Pharmaceutical Co., Ltd. (Healthcare)................       17,400        100,513
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....       21,400        352,314
                       Daiei, Inc. (Consumer Discretionary)........................       19,200         54,069
                       Daikin Industries Ltd. (Industrial & Commercial)............       17,400        103,905
                       Daiwa House Industry Co., Ltd. (Consumer Discretionary).....       17,400        135,567
                       Daiwa Securities Co., Ltd. (Finance)........................       17,000         64,691
                       East Japan Railway Co. (Industrial & Commercial)............          102        484,627
                       Ebara Corp. (Industrial & Commercial).......................       11,600        103,947
                       Fanuc Ltd. (Information Technology).........................        7,600        279,876
                       Fuji Bank Ltd. (Finance)....................................       25,000        122,753
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....       11,600        392,837
                       Fujitsu Ltd. (Information Technology).......................       43,400        498,274
                       Furukawa Electric Co., Ltd. (Industrial & Commercial).......       13,600         43,209
                       Hankyu Corp. (Industrial & Commercial)......................       22,000         91,501
                       Hazama-Gumi Ltd. (Consumer Discretionary)...................       17,300         10,118
                       Hitachi Ltd. (Information Technology)+......................       85,800        565,639
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............       21,000        715,720
                       Ito-Yokado Co., Ltd. (Consumer Discretionary)...............       11,600        577,948
                       Japan Airlines Co., Ltd. (Information & Entertainment)......       53,100        136,115
                       Japan Energy Corp. (Energy).................................       41,400         42,150
                       Joyo Bank Ltd. (Finance)....................................        9,000         31,973
                       Jusco Co., Ltd. (Consumer Discretionary)....................        8,800        153,137
                       Kajima Corp. (Industrial & Commercial)......................       33,800         90,791
                       Kansai Electric Power Co., Inc. (Utilities).................       23,000        366,200
                       KAO Corp. (Consumer Staples)................................       23,800        355,737
                       Kawasaki Steel Corp. (Materials)............................       28,000         44,884
                       Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)....       39,500        189,956
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................       34,800        323,902
                       Komatsu Ltd. (Industrial & Commercial)......................       33,800        141,555
                       Kubota Ltd. (Industrial & Commercial).......................       49,000        118,528
                       Kumagai Gumi Co., Ltd. (Industrial & Commercial)............       52,800         34,313


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Kyocera Corp. (Information Technology)......................        5,100   $    248,942
                       Kyowa Hakko Kogyo Co., Ltd. (Materials).....................       17,400         68,726
                       Long-Term Credit Bank of Japan Ltd. (Finance)...............       28,000         40,638
                       Marubeni Corp. (Consumer Discretionary).....................       46,200         93,407
                       Marui Co., Ltd. (Consumer Discretionary)....................        4,800         73,652
                       Matsushita Electric Industrial Co., Ltd. (Information
                         Technology)+..............................................       49,000        767,781
                       Mitsubishi Chemical Corp. (Materials).......................       52,000         93,119
                       Mitsubishi Corp. (Consumer Discretionary)...................       46,000        277,681
                       Mitsubishi Electric Corp. (Information Technology)..........       61,800        146,367
                       Mitsubishi Estate Co., Ltd. (Real Estate)...................       16,000        140,602
                       Mitsubishi Heavy Industries Ltd. (Industrial &
                         Commercial)...............................................       94,400        328,549
                       Mitsubishi Materials Corp. (Materials)......................       34,600         67,456
                       Mitsubishi Trust & Banking Corp. (Finance)..................       25,800        229,143
                       Mitsui & Co., Ltd. (Multi-industry).........................       47,600        244,032
                       Mitsui Engineering & Shipbuilding Co., Ltd. (Industrial &
                         Commercial)...............................................       33,800         26,359
                       Mitsui Fudosan Co., Ltd. (Real Estate)......................       11,000         89,039
                       Mitsukoshi Ltd. (Consumer Discretionary)....................       17,200         43,841
                       Murata Manufacturing Co., Ltd. (Information Technology).....        6,800        196,895
                       Mycal Corp. (Consumer Discretionary)........................       11,600         70,191
                       NEC Corp. (Information Technology)..........................       30,800        313,582
                       NGK Insulators Ltd. (Industrial & Commercial)...............       17,400        156,800
                       Nippon Denso Co., Ltd. (Industrial & Commercial)............       21,200        359,737
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........       14,400         79,128
                       Nippon Fire & Marine Insurance Co., Ltd. (Finance)..........       17,400         66,590
                       Nippon Light Metal Co., Ltd. (Materials)....................       16,400         18,829
                       Nippon Meat Packers, Inc. (Consumer Staples)................       17,400        224,269
                       Nippon Oil Co., Ltd. (Energy)...............................       49,200        152,762
                       Nippon Steel Corp. (Materials)..............................      191,000        324,103
                       Nippon Telegraph & Telephone Corp. (Utilities)..............          259      2,131,995
                       Nippon Yusen Kabushiki Kaish (Industrial & Commercial)......       49,000        169,478
                       Nissan Motor Co., Ltd. (Consumer Discretionary).............       61,600        186,815
                       NKK Corp. (Materials).......................................      102,200         87,079
                       Nomura Securities Co., Ltd. (Finance).......................       17,000        185,356
                       Odakyu Electric Railway Co., Ltd. (Industrial &
                         Commercial)...............................................       20,000         65,131
                       Oji Paper Co., Ltd. (Materials)+............................       34,800        147,000
                       Osaka Gas Co., Ltd. (Utilities).............................       75,200        162,357
                       Penta-Ocean Construction Co., Ltd. (Industrial &
                         Commercial)...............................................       17,400         36,436
                       Pioneer Electronic Corp. (Industrial & Commercial)..........        5,600        109,178
                       Rohm Co., Ltd. (Information Technology).....................        2,800        291,140
                       Sakura Bank Ltd. (Finance)..................................       63,400        188,154
                       Sankyo Co., Ltd. (Healthcare)...............................       14,600        352,112
                       Sanwa Bank Ltd. (Finance)...................................       37,000        324,341
                       Sanyo Electric Co., Ltd. (Information Technology)...........       49,000        140,465
                       Secom Co., Ltd. (Industrial & Commercial)...................        5,000        284,136
                       Sega Enterprises Ltd. (Information & Entertainment).........        3,400         64,077
                       Sekisui House Ltd. (Consumer Discretionary).................       17,400        128,782
                       Sharp Corp. (Information Technology)........................       31,800        239,493
                       Shimano, Inc. (Information & Entertainment).................        5,800        135,273
                       Shimizu Corp. (Consumer Discretionary)......................       25,000         68,597
                       Shin-Etsu Chemical Co. Ltd. (Materials).....................        8,000        148,747
                       Shiseido Co., Ltd. (Healthcare).............................        7,600         88,353
                       Shizuoka Bank Ltd. (Finance)................................       10,000        108,167
                       Showa Denko KK (Materials)..................................       33,800         34,657
                       Sony Corp. (Information Technology).........................        8,100        684,309
                       Sumitomo Chemical Co., Ltd. (Materials).....................       65,400        176,144
                       Sumitomo Corp. (Consumer Discretionary).....................       34,400        182,072
                       Sumitomo Electric Industries Ltd. (Industrial &
                         Commercial)...............................................       25,200        263,300
                       Sumitomo Forestry Co., Ltd. (Materials).....................       10,800         60,516
                       Sumitomo Metal Industries Ltd. (Materials)..................       62,800         97,494


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Sumitomo Metal Mining Co., Ltd. (Materials).................       17,400   $     73,877
                       Sumitomo Osaka Cement Co., Ltd. (Materials).................       17,200         22,480
                       Sumitomo Trust & Banking Co., Ltd. (Finance)................       26,000        243,122
                       Taisei Corp. (Consumer Discretionary).......................       34,800         67,846
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................       11,600        223,222
                       Taiyo Yuden Co., Ltd. (Information Technology)..............       21,000        247,166
                       Takeda Chemical Industries Ltd. (Healthcare)................       21,200        548,025
                       Teijin Ltd. (Consumer Discretionary)........................       34,800        105,036
                       Tobu Railway Co., Ltd. (Industrial & Commercial)............       23,200         65,836
                       Tohoku Electric Power Co., Inc. (Utilities).................       12,000        162,467
                       Tokyo Corp. (Industrial & Commercial).......................       28,000         91,992
                       Tokyo Electric Power Co., Inc. (Utilities)..................       30,300        579,789
                       Tokyo Electron Ltd. (Information Technology)................        3,100         98,491
                       Tokyo Gas Co., Ltd. (Utilities).............................       69,400        143,821
                       Tokyo Marine & Fire Insurance Co., Ltd. (Finance)...........       52,000        492,628
                       Toppan Printing Co., Ltd. (Information & Entertainment).....       23,200        253,292
                       Toray Industries, Inc. (Materials)..........................       51,100        254,596
                       Toto Ltd. (Materials).......................................       17,200        113,764
                       Toyobo Co., Ltd. (Consumer Discretionary)...................       34,800         47,241
                       Toyota Motor Corp. (Consumer Discretionary).................       71,200      1,763,420
                       Ube Industries Ltd. (Materials).............................       33,800         42,955
                       Yokogawa Electric Corp. (Information Technology)............       19,000         98,231
                                                                                                   -------------
                                                                                                     27,752,513
                                                                                                   -------------
                       NETHERLANDS -- 4.7%
                       ABN Amro Holdings NV (Finance)..............................       56,272      1,362,694
                       Akzo Nobel NV (Materials)+..................................        2,875        600,719
                       Elsevier NV (Information & Entertainment)...................       21,000        326,844
                       Getronics NV (Information Technology)+......................        3,110        154,646
                       Heineken NV (Consumer Staples)..............................       11,875        456,447
                       ING Groep NV (Finance)......................................       39,358      2,702,737
                       KLM Royal Dutch Air Lines NV (Information &
                         Entertainment)............................................        2,724        107,819
                       Koninklijke Ahold NV (Consumer Discretionary)...............       18,301        577,864
                       Koninklijke KNP BT NV (Materials)...........................        3,775        109,812
                       Koninklijke Nedlloyd Groep NV (Industrial & Commercial).....          850         18,809
                       Koninklijke PTT Nederland NV (Information Technology).......       16,799        938,916
                       Oce-Van Der Grinten NV (Information Technology)+............        3,312        139,163
                       Philips Electronics NV (Information Technology).............       12,350      1,173,559
                       Royal Dutch Petroleum Co. (Energy)..........................       75,600      4,308,078
                       Stork NV (Industrial & Commercial)..........................        1,588         57,643
                       Unilever NV PLC (Consumer Staples)..........................       22,600      1,795,818
                       Wolters Kluwer NV (Information & Entertainment)+............        2,468        346,690
                                                                                                   -------------
                                                                                                     15,178,258
                                                                                                   -------------
                       NORWAY -- 0.1%
                       Christiania Bank Og Kreditkasse (Finance)+..................       33,900        145,320
                       Den Norske Bank ASA (Finance)...............................       39,500        212,312
                       NCL Holdings ASA, Class A (Information & Entertainment)+....           22            105
                                                                                                   -------------
                                                                                                        357,737
                                                                                                   -------------
                       PORTUGAL -- 1.6%
                       Banco Commercial Portugues SA (Finance).....................       20,700        685,429
                       Banco Commercial Portugues SA new shares (Finance)+.........        3,223        106,721
                       Banco Espirito Santo e Comercial de Lisboa (Finance)+.......       10,600        373,104
                       Banco Totta & Acores SA (Finance)...........................        7,600        281,281
                       BPI-SGPS SA (Finance)+......................................       10,000        405,146
                       Cimpor-Cimentos de Portugal SGPS SA (Industrial &
                         Commercial)...............................................        8,600        329,357
                       CIN-Corparacao Industrial de Norte SA (Materials)...........          400         30,441
                       Companhia de Seguros Tranquilidade (Finance)................          800         26,718
                       Corticeira Amorim SA (Materials)............................        1,900         41,193


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       PORTUGAL (continued)
                       Electricidad de Portugal SA (Utilities).....................       38,000   $    998,631
                       Engil SGPS (Industrial & Commercial)........................          700          8,083
                       INAPA-Investimentos Participacoes e Gestao SA (Materials)...        1,400         17,928
                       Jeronimo Martins SGPS SA (Consumer Staples).................       10,900        492,037
                       Portucel Industrial-Empresa Produtora de Celulose SA
                         (Materials)...............................................        9,300         80,551
                       Portugal Telecom SA (Information Technology)................       19,500      1,024,911
                       Soares Da Costa (Consumer Discretionary)....................        1,200         11,136
                       Sonae Investimentos-Sociedade Gestora de Participacoes
                         Sociais SA
                         (Industrial & Commercial).................................        4,300        247,194
                       UNICER Uniao Cervejeira SA (Consumer Staples)...............        1,200         27,456
                                                                                                   -------------
                                                                                                      5,187,317
                                                                                                   -------------
                       SINGAPORE -- 0.0%
                       Asia Foods & Properties Ltd. (Consumer Staples)+............       22,666          4,307
                       Fraser & Neave Ltd. (Consumer Staples)......................          800          2,723
                       Inchcape Marketing Services Ltd. (Multi-industry)+..........        8,000          1,983
                       Overseas Chinese Banking Corp. Ltd. (Finance)...............          534          2,121
                       Robinson & Co., Ltd. (Consumer Discretionary)...............          400          1,218
                       Shangri-La Hotel Ltd. (Information & Entertainment).........          400            480
                       Singapore Press Holdings Ltd. (Information &
                         Entertainment)............................................        1,020          8,345
                                                                                                   -------------
                                                                                                         21,177
                                                                                                   -------------
                       SPAIN -- 6.4%
                       Acerinox SA (Materials).....................................        1,387        206,380
                       Autopistas Concesionaria Espana SA (Industrial &
                         Commercial)...............................................       21,486        346,640
                       Banco Bilbao Vizcaya SA (Finance)...........................       63,250      3,176,064
                       Banco Central Hispanoamericano SA (Finance).................       34,500      1,130,270
                       Banco de Santander SA (Finance).............................       44,550      2,242,933
                       Banco Espanol de Credito SA (Finance).......................        3,800         47,766
                       Banco Popular Espanol SA (Finance)..........................          600         47,588
                       Bankinter SA (Finance)......................................          200         13,131
                       Corporacion Bancaria de Espana SA (Finance).................       11,550        983,903
                       Corporacion Financiera Alba SA (Multi-industry).............        1,325        159,997
                       Corporacion Mapfre SA (Finance).............................        5,336        205,975
                       Dragados & Construcciones SA (Consumer Discretionary).......        5,350        166,625
                       Ebro Agricolas, Compania de Alimentacion SA (Consumer
                         Staples)..................................................        4,050        104,223
                       Empresa Nacional Celulos SA (Materials).....................        1,375         29,215
                       Endesa SA (Utilities).......................................       89,900      2,153,329
                       Ercros SA (Materials).......................................       14,800         20,313
                       Fomento de Construcciones y Contratas SA (Consumer
                         Discretionary)............................................        5,400        273,296
                       Gas Natural SDG, SA (Utilities).............................       13,400        916,028
                       General de Aguas de Barcelona SA (Utilities)................        4,043        224,092
                       Iberdrola SA (Utilities)....................................       77,800      1,283,405
                       Inmobiliaria Metropolitana Vasco Central SA (Real Estate)...        2,712        161,235
                       Mapfre Vida de Seguro SA(Finance)...........................           26          1,269
                       Portland Valderrivas SA (Materials).........................           75          9,477
                       Repsol SA (Energy)..........................................       25,500      1,416,760
                       Sociedad General de Aguas de Barcelona SA (Industrial &
                         Commercial)...............................................           39          2,136
                       Tabacalera SA, Class A (Consumer Staples)...................       13,500        290,845
                       Telefonica de Espana SA (Utilities).........................       89,345      3,991,195
                       Union Electrica Fenosa SA (Utilities).......................       26,800        332,458
                       Uralita SA (Materials)......................................        5,400         74,114
                       Vallehermoso SA (Real Estate)...............................        3,983        152,960
                       Viscofan Industria Navarra De Envolturas Celulsicas SA
                         (Materials)...............................................        1,400         64,665
                       Zardoya Otis SA (Industrial & Commercial)...................        6,625        236,061
                                                                                                   -------------
                                                                                                     20,464,348
                                                                                                   -------------
                       SWEDEN -- 3.8%
                       ABB AB, Class A (Industrial & Commercial)...................       34,700        560,085
                       ABB AB, Class B (Industrial & Commercial)...................       14,400        230,590


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       SWEDEN (continued)
                       AGA, Series A (Materials)...................................        8,500   $    138,281
                       AGA, Series B (Materials)...................................           50            801
                       Astra AB, Class A (Healthcare)..............................       69,266      1,391,984
                       Astra AB, Class B (Healthcare)..............................       16,700        324,952
                       Atlas Copco AB, Class A (Industrial & Commercial)...........        6,850        198,404
                       Atlas Copco AB, Class B (Industrial & Commercial)...........        3,600        106,338
                       Electrolux AB, Series B (Consumer Discretionary)............        4,000        398,096
                       Ericsson L.M. Telecommunications Co., Class B (Information
                         Technology)...............................................       98,400      2,806,119
                       Esselte AB, Class B (Information Technology)................        1,500         35,216
                       Fastighetspartner NF AB (Real Estate)+......................       15,400         14,835
                       Granges AB (Materials)+.....................................           50            925
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......       10,700        600,717
                       NetCom Systems AB, Class B (Information Technology)+........        5,900        225,843
                       Nordbanken Holdings AB (Finance)+...........................       19,700        139,506
                       Sandvik AB, Class A (Materials).............................       10,200        309,099
                       Sandvik AB, Class B (Materials).............................        4,200        127,008
                       Scanem AB, Class A (Industrial & Commercial)................           50          2,137
                       Securitas AB, Series B (Industrial & Commercial)............        3,736        142,770
                       Skandia Forsakrings AB (Finance)............................       28,000        409,069
                       Skandinaviska Enskilda Banken, Series A (Finance)...........       40,400        672,706
                       Skanska AB, Series B (Industrial & Commercial)..............        6,600        311,587
                       SKF AB, Series B (Materials)+...............................        5,000        106,542
                       Sparbanken Sverige AB, Series A (Finance)+..................       23,100        694,123
                       Stora Kopparbergs Bergslags Aktiebolag, Class A
                         (Materials)...............................................       17,050        276,288
                       Svenska Cellulosa AB, Class B (Materials)...................       13,000        358,287
                       Svenska Handelsbanken, Series A (Finance)+..................       15,000        631,595
                       Svenska Handelsbanken, Series B (Finance)...................          400         15,898
                       Svenskt Stal AB (SSAB), Series A (Materials)................        5,700        110,912
                       Trelleborg AB, Class B (Multi-industry).....................        7,200        101,974
                       Volvo AB, Class A (Consumer Discretionary)..................        1,000         31,580
                       Volvo AB, Class B (Consumer Discretionary)..................       21,300        680,802
                       WM-Data AB, Class B (Information Technology)................        4,000        140,099
                                                                                                   -------------
                                                                                                     12,295,168
                                                                                                   -------------
                       SWITZERLAND -- 7.7%
                       ABB AG (Industrial & Commercial)............................          440        745,461
                       Adecco SA (Industrial & Commercial).........................          835        343,807
                       Alusuisse-Lonza Holdings AG (Multi-industry)................          260        349,241
                       Banque Cantonale Vaudoise (Finance).........................           20          8,545
                       CS Holding AG (Finance)+....................................       12,450      2,739,588
                       Gebrueder Sulzer AG (Industrial & Commercial)+..............          180        153,939
                       Georg Fisher AG, Series B (Consumer Staples)................          175         76,780
                       Gotthard Bank (Finance).....................................           40         30,294
                       Holderbank Financiere Glarus AG (Materials).................          315        402,707
                       Nestle SA (Consumer Staples)+...............................        1,775      3,801,603
                       Novartis AG (Healthcare)....................................        2,885      4,883,955
                       Roche Holdings AG (Healthcare)..............................           73      1,207,222
                       Roche Holdings AG Gerusscheine NPV (Healthcare).............          312      3,208,451
                       Sairgroup (Information & Entertainment).....................          750        229,328
                       Schweizerische BankGesellschaft (Finance)...................        1,100        369,760
                       Schweizerische BankGesellschaft (Finance)+..................          940      1,579,885
                       Schweizerische Rueckversicherungs-Gesellschaft (Consumer
                         Discretionary)+...........................................          655      1,508,954
                       SGS Societe Generale de Surveillance Holding SA, Series B
                         (Industrial & Commercial).................................           80        155,248
                       SMH AG (Consumer Discretionary)+............................          235        202,562


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       SWITZERLAND (continued)
                       Swiss Bank Corp. (Finance)+.................................        3,580   $  1,292,811
                       Valora Holdings AG (Industrial & Commercial)................          295         80,147
                       Vontobel Holdings AG (Finance)..............................           20         28,350
                       Zuerich Versicherungs-Gesellschaft (Finance)+...............        2,135      1,333,024
                                                                                                   -------------
                                                                                                     24,731,662
                                                                                                   -------------
                       THAILAND -- 0.0%
                       Advance Agro PCL (Materials)+...............................          660            564
                       CMIC Finance & Security PCL (Finance)(1)....................        6,700              0
                       Finance One PCL (Finance)(1)................................       37,700              0
                       General Finance & Securities PCL (Finance)(1)...............        7,650              0
                       Land & House PCL alien shares (Real Estate)+................       34,119         12,037
                       TPI Polene PCL (Materials)..................................       51,400          4,454
                       Univest Land PCL (Real Estate)(1)...........................       22,500              0
                                                                                                   -------------
                                                                                                         17,055
                                                                                                   -------------
                       UNITED KINGDOM -- 22.6%
                       Abbey National PLC (Finance)................................       77,650      1,386,206
                       Arjo Wiggins Appleton PLC (Materials).......................       38,825        156,078
                       Associated British Foods PLC (Consumer Staples).............       27,750        253,815
                       B.A.T. Industries PLC (Multi-industry)......................      172,061      1,549,866
                       Bank of Scotland (Finance)..................................        2,600         30,087
                       Barclays PLC (Finance)......................................       97,445      2,600,626
                       Bass PLC (Consumer Staples)+................................       54,463      1,000,738
                       Bass PLC, Class B (Finance).................................        2,300          3,268
                       BG PLC (Utilities)..........................................      215,535      1,111,546
                       BICC Group PLC (Industrial & Commercial)....................       38,843        104,680
                       Blue Circle Industries PLC (Materials)......................       72,100        462,801
                       BOC Group PLC (Materials)...................................       38,795        614,630
                       Boots Co. PLC (Consumer Discretionary)......................       61,000        915,612
                       BPB Industries PLC (Materials)..............................       38,825        276,639
                       British Aerospace PLC (Industrial & Commercial).............      110,952        984,014
                       British Airways PLC (Information & Entertainment)...........       66,604        705,467
                       British Petroleum Co. PLC (Energy)..........................      320,654      4,708,283
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)............................................       88,725        624,582
                       British Steel PLC (Materials)...............................      110,975        274,602
                       British Telecommunications PLC (Information Technology).....      321,750      3,358,038
                       BTR Ltd. PLC (Multi-industry)...............................      189,293        623,755
                       Burmah Castrol PLC (Energy).................................       16,629        331,626
                       Cable & Wireless PLC (Information Technology)...............      138,715      1,571,217
                       Cadbury Schweppes PLC (Consumer Staples)....................       60,996        932,987
                       Caradon PLC (Materials).....................................       44,420        145,828
                       Centrica PLC (Utilities)+...................................      244,100        396,695
                       Coats Viyella PLC (Consumer Discretionary)..................       49,895         74,974
                       Commercial Union PLC (Finance)+.............................       38,848        706,204
                       Courtaulds PLC (Materials)..................................       27,750        211,664
                       De La Rue PLC (Information & Entertainment).................        5,569         26,560
                       Diageo PLC (Consumer Staples)...............................      175,209      1,981,721
                       Diageo PLC, Class B (Consumer Staples)......................       20,732        169,308
                       Elementis PLC (Multi-industry)..............................       43,290        123,735
                       Emi Group PLC (Information & Entertainment).................       28,048        237,300
                       General Electric Co. PLC (Multi-industry)...................      160,975      1,319,862
                       GKN PLC (Consumer Discretionary)............................       66,550        991,309
                       Glaxo Wellcome PLC (Healthcare)@............................      170,650      4,593,352
                       Granada Group PLC (Information & Entertainment).............       38,831        728,727
                       Great Universal Stores PLC (Consumer Discretionary).........       66,575        946,556
                       Guardian Royal Exchange PLC (Finance).......................       42,296        266,312
                       Hanson PLC (Multi-industry).................................       33,272        195,771
                       HSBC Holdings PLC (Finance).................................      125,818      3,109,195
                       HSBC Holdings PLC (75 P) (Finance)..........................        1,800         47,039


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Imperial Chemical Industries PLC (Materials)................       49,900   $    946,235
                       Ladbroke Group PLC (Information & Entertainment)............       66,546        376,066
                       Land Securities PLC (Real Estate)...........................       44,400        696,903
                       LASMO PLC (Energy)..........................................       44,400        210,304
                       Legal & General Group Ltd. PLC (Finance)....................       66,575        736,150
                       Lloyds TSB Group Ltd. PLC (Finance).........................      316,524      4,598,528
                       Lonrho Arfica PLC (Multi-industry)+.........................       11,101         13,417
                       Lonrho PLC (Multi-industry).................................       11,101         54,394
                       Marks & Spencer PLC (Consumer Discretionary)................      194,200      1,731,841
                       MEPC PLC (Real Estate)......................................       33,325        299,364
                       National Power PLC (Utilities)..............................       77,650        722,907
                       National Westminster Bank PLC (Finance).....................        3,600         65,796
                       Peninsular & Oriental Steam PLC (Industrial & Commercial)...       45,141        621,903
                       Pilkington PLC (Materials)..................................       83,214        198,434
                       Prudential Corp. PLC (Finance)..............................      110,910      1,474,556
                       Rank Group PLC (Information & Entertainment)................       51,690        301,398
                       Reed International PLC (Information & Entertainment)........       77,650        719,737
                       Reuters Group PLC (Information & Entertainment).............       81,726        937,719
                       Rexam PLC (Materials).......................................       33,325        169,004
                       Rio Tinto PLC (Materials)+..................................       66,598        832,669
                       RMC Group PLC (Materials)...................................       16,650        314,096
                       Royal & Sun Alliance Insurance Group PLC (Finance)..........       77,631        823,532
                       Royal Bank of Scotland Group PLC (Finance)..................       29,551        499,067
                       Safeway PLC (Consumer Discretionary)+.......................       49,952        303,706
                       Sainsbury (J.) PLC (Consumer Discretionary)+................       88,772        702,483
                       Schroder PLC (Finance)......................................       16,612        487,840
                       Scottish Power PLC (Utilities)..............................       55,503        501,312
                       Sears PLC (Consumer Discretionary)..........................      110,975        116,910
                       Sedgwick Group PLC (Finance)................................       33,271         80,426
                       Slough Estates PLC (Real Estate)............................       27,750        172,232
                       SmithKline Beecham PLC (Healthcare).........................      282,683      3,063,422
                       Southern Electric PLC (Utilities)...........................       27,771        240,173
                       Standard Chartered PLC (Finance)............................        2,000         24,924
                       Tarmac PLC (Consumer Discretionary).........................       77,637        158,823
                       Taylor Woodrow PLC (Industrial & Commercial)................       44,379        165,264
                       Tesco PLC (Consumer Staples)................................      105,405        926,211
                       Thames Water PLC (Industrial & Commercial)..................       38,861        631,226
                       Thorn PLC (Consumer Discretionary)..........................       27,750         92,461
                       TI Group PLC (Multi-industry)...............................       27,771        268,068
                       Unilever NV PLC (Consumer Staples)..........................      161,125      1,769,789
                       United Utilities PLC (Utilities)............................       38,847        526,625
                       Vodafone Group PLC (Information Technology).................      183,157      2,013,283
                       Zeneca Group PLC (Healthcare)...............................       49,900      2,028,578
                                                                                                   -------------
                                                                                                     72,471,051
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $208,834,202)......................                 270,846,881
                                                                                                   -------------
                                         PREFERRED STOCK -- 0.7%
                       -----------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.0%
                       News Corp., Ltd. 5.00% (Information & Entertainment)........       32,116        173,975
                                                                                                   -------------
                       AUSTRIA -- 0.1%
                       Bank Austria AG (Finance)...................................        1,200        106,957
                       Bank Austria AG 1.29% (Finance).............................          900         80,792
                       Bau Holdings AG (Consumer Discretionary)....................          100          4,819
                                                                                                   -------------
                                                                                                        192,568
                                                                                                   -------------


---------------------

                                       PREFERRED STOCK (CONTINUED)                     SHARES          VALUE
                       -----------------------------------------------------------------------------------------

                       GERMANY -- 0.4%
                       RWE AG 3.19% non-voting (Utilities).........................        9,220   $    372,056
                       SAP AG 0.37% non-voting (Information Technology)............        1,744        967,667
                       Volkswagen AG (Consumer Discretionary)......................          400        240,549
                                                                                                   -------------
                                                                                                      1,580,272
                                                                                                   -------------
                       ITALY -- 0.1%
                       Fiat SpA 2.49% (Consumer Discretionary).....................       98,850        265,118
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $1,078,366).....................                   2,211,933
                                                                                                   -------------


                                                                                      PRINCIPAL
                                                                                       AMOUNT
                                                                                     (DENOMINATED
                                                                                     IN
                                                                                        LOCAL
                                          BONDS & NOTES -- 0.0%                       CURRENCY)
                       -----------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         4.50% 2001 (Consumer Discretionary).......................       43,400         15,753
                       Simco SA 3.25% 2006 (Real Estate)...........................          479         47,956
                       Sodexho SA 6.00% 2004 (Industrial & Commercial).............       30,000          5,205
                                                                                                   -------------
                                                                                                         68,914
                                                                                                   -------------
                       ITALY -- 0.0%


                       La Rinascente Per L'Esercizio Grandi Magazzini SpA 4.50%
                         2000 (Consumer Discretionary).............................   16,000,000          9,037
                                                                                                   -------------
                       PORTUGAL -- 0.0%
                       Jeronimo Martins SGPS SA zero coupon 2004 (Consumer
                         Staples)..................................................    1,746,000          9,970
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $81,041)..........................                      87,921
                                                                                                   -------------
                                             RIGHTS -- 0.1%+                           RIGHTS
                       -----------------------------------------------------------------------------------------
                       ITALY -- 0.0%
                       Magneti Marelli SpA 6/02/98 (Industrial & Commercial).......       42,500          14,795
                                                                                                   -------------
                       NETHERLANDS -- 0.0%
                       Koninlijke Ahold NV 5/13/98 (Consumer Discretionary)........       18,301         11,557
                                                                                                   -------------
                       PORTUGAL -- 0.1%
                       Banco Espirito Santo e Commercial de Lisboa SA 6/23/98
                         (Finance).................................................       10,600         74,621
                       Banco Espirito Santo e Commercial de Lisboa SA 6/08/98
                         (Finance).................................................       10,600         13,994
                                                                                                   -------------
                                                                                                         88,615
                                                                                                   -------------
                       TOTAL RIGHTS (cost $7,179)..................................                     114,967
                                                                                                   -------------


                                                           ---------------------

                                                 WARRANTS                             WARRANTS         VALUE
                       -----------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Sodexho SA 6/07/04 (Industrial & Commercial)................            6   $      2,126
                       Vivendi 5/02/01 (Multi-industry)............................        4,504          7,829
                                                                                                   -------------
                                                                                                          9,955
                                                                                                   -------------
                       HONG KONG -- 0.0%
                       Hong Kong & China Gas 9/30/99 (Utilities)...................       11,700            876
                       Hong Kong & Shanghai Hotels Ltd. 12/10/98 (Information &
                         Entertainment)............................................        5,666              7
                       Hysan Development Co., Ltd. 4/30/99 (Real Estate)(1)........        6,500              0
                       Oriental Press Group 10/02/98 (Information &
                         Entertainment)............................................        5,600              7
                                                                                                   -------------
                                                                                                            890
                                                                                                   -------------
                       ITALY -- 0.0%
                       La Rinascente 11/30/99 (Finance)............................        2,650          5,668
                       Mediobanca SpA 12/31/99 (Finance)...........................        2,000          2,389
                       Mediobanca SpA 12/20/00 (Finance)(1)........................        8,740              0
                                                                                                   -------------
                                                                                                          8,057
                                                                                                   -------------
                       SINGAPORE -- 0.0%
                       Asia Food & Properties Ltd. 12/07/02 (Consumer Staples).....        1,700            136
                       Straits Steamship Land Ltd. 12/12/00 (Multi-industry).......        4,750            695
                                                                                                   -------------
                                                                                                            831
                                                                                                   -------------
                       TOTAL WARRANTS (cost $2,675)................................                      19,733
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $210,003,462).............                 273,281,435
                                                                                                   -------------

                                                                                      PRINCIPAL
                                      REPURCHASE AGREEMENT -- 14.4%                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 14.4%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.00%, dated 5/29/98, to be repurchased
                         6/01/98 in the amount of $46,269,270 and collateralized by
                         $39,930,000 of U.S. Treasury Notes, bearing interest at
                         7.50%, due 11/15/16 and having an approximate aggregate
                         value of $47,175,178 (cost $46,250,000)@..................  $46,250,000     46,250,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $256,253,462)                                   99.6%                 319,531,435
                       Other assets less liabilities --                         0.4                    1,361,253
                                                                             ------                -------------
                       NET ASSETS --                                          100.0%                $320,892,688
                                                                             ------                =============
                                                                             ------


              -----------------------------

              +   Non-income producing securities

              (1) Fair valued security; see Note 2


              @ The security or a portion thereof represents collateral for the following open futures contracts:


                       OPEN FUTURES CONTRACTS
                       --------------------------------------------------------------------------------------------------------
                                                                                                    VALUE AS OF
                       NUMBER OF                                         EXPIRATION    VALUE AT       MAY 31,
                       CONTRACTS              DESCRIPTION                  DATE       TRADE DATE       1998         UNREALIZED
                                                                                                                   APPRECIATION

                       --------------------------------------------------------------------------------------------------------
                       16 Long     DTB DAX Index.....................    June 1998    $4,839,736    $4,990,797      $151,061
                       37 Long     CAC 40 Index......................    June 1998     4,692,472     4,981,840       289,368
                                                                                                                    ---------
                                                                                                                    $440,429
                                                                                                                    =========


              -----------------------------


              FRF -- French Franc



              ITL -- Italian Lira




---------------------

                                      OPEN FORWARD FOREIGN CURRENCY CONTRACT
                       --------------------------------------------------------------------

                            CONTRACT                IN           DELIVERY  GROSS UNREALIZED
                           TO DELIVER          EXCHANGE FOR        DATE      APPRECIATION
                       --------------------------------------------------------------------
                       DEM      3,213,000   USD      1,819,881   08/14/98    $   11,166


                       *HKD    23,796,447   USD      3,063,000   08/12/98        12,571


                       *USD     2,952,856   ITL  5,228,475,200   07/15/98        22,411
                       JPY    499,971,150   USD      4,011,000   06/03/98       398,357
                       JPY    116,334,000   USD        889,404   06/09/98        48,115
                       JPY    788,232,600   USD      6,201,673   06/30/98       484,827


                       *JPY   638,133,000   USD      4,882,986   08/19/98       220,408
                       JPY    582,844,675   USD      4,360,521   08/26/98        97,700
                       USD      3,610,943   JPY    499,971,150   06/03/98         1,700


                       *USD       330,000   SGD        607,365   07/07/98        31,426


                       *USD     1,360,000   SGD      2,351,780   07/07/98        39,480


                       *USD       205,610   SGD        348,715   07/07/98         1,901
                       USD      4,759,275   DEM      8,531,000   07/09/98        33,279


                       *USD       151,000   MYR        688,560   08/04/98        22,729


                       *USD     1,138,627   MYR      4,611,400   08/04/98        24,871
                                                                             -----------
                                                                              1,450,941
                                                                             -----------


                                                                           GROSS UNREALIZED
                                                                             DEPRECIATION
                       --------------------------------------------------------------------

                       DEM      4,090,000   USD      2,251,831   06/16/98       (42,799)
                       DEM      1,032,500   USD        566,467   06/16/98       (12,800)
                       DEM      1,678,471   USD        918,000   07/09/98       (24,933)


                       *FRF    14,179,000   USD      2,327,975   06/16/98       (44,313)
                       FRF     10,751,395   USD      1,796,991   08/04/98        (6,981)


                       *ITL 5,228,475,200   USD      2,906,000   07/15/98       (69,268)
                       JPY    499,971,000   USD      3,662,791   09/10/98        (1,739)


                       *MYR       688,560   USD        150,835   08/04/98       (22,894)


                       *MYR     4,611,440   USD      1,010,173   08/04/98      (153,325)


                       *SGD       607,365   USD        345,192   07/07/98       (16,235)


                       *SGD     2,351,780   USD      1,336,618   07/07/98       (62,862)


                       *SGD       348,715   USD        198,190   07/07/98        (9,321)


                       *USD     3,059,456   HKD     23,796,447   05/08/98        (9,027)


                       *USD     1,937,517   FRF     11,427,475   06/16/98       (25,586)
                       USD      5,510,634   DEM      9,692,103   07/09/98       (65,794)


                       *USD     3,170,942   JPY    416,202,000   08/19/98      (129,924)
                                                                             -----------
                                                                               (697,801)
                                                                             -----------
                            Net Unrealized Appreciation..................    $  753,140
                                                                             ===========


              -----------------------------


              * Represents open foreign forward currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.



                         DEM   --  Deutsche Mark       FRF   --  French Franc         SGD   --  Singapore Dollar
                         HKD   --  Hong Kong Dollar    JPY   --  Japanese Yen         USD   --  United States Dollar
                         ITL   --  Italian Lira        MYR   --  Malaysian Ringgit



              See Notes to Financial Statements


                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST

    REAL ESTATE PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998

                                                                     (UNAUDITED)


                                          COMMON STOCK -- 93.2%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 6.8%
                       Leisure & Tourism -- 6.8%
                       Bristol Hotel Co.+..........................................       7,300   $   193,450
                       CapStar Hotel Co.+..........................................      35,400     1,035,450
                       Host Marriott Corp.+........................................       7,300       140,525
                       Premier Parks, Inc.+........................................      14,200       754,375
                       Servico, Inc.+..............................................      46,500       790,500
                       Vail Resorts, Inc.+.........................................      25,000       725,000
                                                                                                  ------------
                                                                                                    3,639,300
                                                                                                  ------------
                       MULTI-INDUSTRY -- 1.4%
                       Multi-Industry -- 1.4%
                       St. Joe Corp................................................      25,100       751,431
                                                                                                  ------------
                       REAL ESTATE -- 85.0%
                       Real Estate Companies -- 8.6%
                       Boardwalk Equities, Inc.+...................................     114,700     1,732,034
                       Catellus Development Corp.+.................................      54,000     1,002,375
                       Crescent Operating, Inc.+...................................       1,780        36,713
                       Security Capital Group, Inc., Class B+......................      46,000     1,288,000
                       TrizecHahn Corp.............................................      23,400       501,637
                       Real Estate Investment Trusts -- 76.4%
                       Alexandria Real Estate Equities, Inc........................      50,000     1,584,375
                       AMB Property Corp. .........................................      37,500       892,969
                       Apartment Investment & Management Co., Class A..............      35,475     1,383,525
                       Arden Realty, Inc...........................................       4,800       131,700
                       Avalon Properties, Inc......................................      35,100       987,188
                       Bay Apartment Communities, Inc..............................      11,400       418,950
                       Boston Properties, Inc......................................      36,100     1,227,400
                       Boykin Lodging Co...........................................       7,000       148,313
                       Brandywine Realty Trust.....................................      30,800       714,175
                       Camden Property Trust.......................................      28,059       857,553
                       CarrAmerica Realty Corp.....................................       3,600       100,800
                       CCA Prison Realty Trust.....................................       6,400       200,400
                       CenterPoint Properties Corp.................................      60,500     2,049,437
                       Chelsea GCA Realty, Inc.....................................       2,500       100,156
                       Cornerstone Properties, Inc. ...............................      47,300       827,750
                       Crescent Real Estate Equities Co............................      35,500     1,215,875
                       Duke Realty Investments, Inc................................       6,200       140,275
                       Equity Office Properties Trust..............................      28,497       783,668
                       Equity Residential Properties Trust.........................       4,400       215,325
                       Essex Property Trust, Inc...................................      27,500       893,750
                       FelCor Suite Hotels, Inc....................................      25,100       864,381
                       First Industrial Realty Trust, Inc..........................      19,300       598,300
                       First Union Real Estate Investments.........................       9,900       108,281
                       Gables Residential Trust....................................      41,700     1,162,387
                       Glenborough Realty Trust, Inc...............................      23,600       663,750
                       Golf Trust of America, Inc..................................      16,000       524,000
                       Home Properties of New York, Inc............................      65,900     1,762,825
                       IRT Property Co.............................................      10,800       122,850


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       Irvine Apartment Communities, Inc...........................      10,800   $   322,650
                       JDN Realty Corp.............................................      36,000     1,170,000
                       Kilroy Realty Corp..........................................       6,400       167,600
                       Kimco Realty Corp...........................................       5,500       214,156
                       Liberty Property Trust......................................      36,700       970,256
                       Mack-Cali Realty Corp. .....................................      37,100     1,335,600
                       National Golf Properties, Inc...............................       4,400       132,275
                       Pacific Gulf Properties, Inc................................      14,000       304,500
                       Parkway Properties, Inc.....................................      37,800     1,169,437
                       Patriot American Hospitality, Inc...........................      32,016       766,383
                       Pennsylvania Real Estate Investment Trust...................       9,600       226,200
                       Post Properties, Inc........................................      12,200       501,725
                       Prentiss Properties Trust...................................      12,300       314,419
                       PS Business Parks, Inc......................................      21,200       506,150
                       Public Storage, Inc.........................................      34,600     1,038,000
                       Reckson Associates Realty Corp..............................      49,600     1,233,800
                       Security Capital Pacific Trust..............................      36,042       813,198
                       Simon DeBartolo Group, Inc..................................      19,600       654,150
                       SL Green Realty Corp........................................      35,000       794,063
                       Starwood Hotels and Resorts Trust...........................      44,300     2,090,406
                       Storage USA, Inc............................................      31,700     1,178,844
                       Sunstone Hotel Investors, Inc...............................      32,200       462,875
                       The Macerich Co.............................................       6,600       178,200
                       The Rouse Co................................................      30,800       925,925
                       Tower Realty Trust, Inc. ...................................       6,100       139,919
                       United States Restaurant Properties, Inc....................      20,050       593,981
                       Urban Shopping Centers, Inc.................................       3,200       105,600
                       Vornado Realty Trust........................................      42,200     1,619,425
                       Weingarten Realty Investors.................................       1,800        76,950
                                                                                                  ------------
                                                                                                   45,247,804
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $50,713,515).......................                49,638,535
                                                                                                  ------------

                                         PREFERRED STOCK -- 3.0%
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE -- 3.0%

                       Real Estate Investment Trusts -- 3.0%
                       Camden Property Trust convertible, Series A $2.25...........         700        18,856
                       Equity Residential Properties Trust convertible, Series E
                         7.00%.....................................................      26,200       710,675
                       Security Capital Pacific Trust convertible, Series A
                         1.75%.....................................................         400        12,050
                       SL Green Realty Corp. convertible, 8.00%....................      19,300       488,483
                       The Rouse Co. convertible, Series B 3.00%...................       5,400       261,900
                       Vornado Realty Trust convertible, Series A 6.50%............       1,700        95,200
                                                                                                  ------------
                       TOTAL PREFERRED STOCK (cost $1,634,401).....................                 1,587,164
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $52,347,916)..............                51,225,699
                                                                                                  ------------


                                                           ---------------------

                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 5.3%                    AMOUNT        VALUE
                       ---------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 5.3%
                       Federal Home Loan Mortgage Discount Notes 5.38% due 6/01/98
                         (cost $2,820,000).........................................  $2,820,000   $ 2,820,000
                                                                                                  ------------
                       TOTAL INVESTMENTS --
                         (cost $55,167,916)                                   101.5%               54,045,699
                       Liabilities in excess of other
                         assets --                                             (1.5)                 (774,806)
                                                                             ------               ------------
                       NET ASSETS --                                          100.0%              $53,270,893
                                                                             ------               ============
                                                                             ------


              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH PORTFOLIO             INVESTMENT PORTFOLIO -- MAY 31, 1998
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 86.4%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------

                       CONSUMER DISCRETIONARY -- 6.1%
                       Apparel & Textiles -- 1.9%
                       Gap, Inc....................................................       15,000   $    810,000
                       Mohawk Industries, Inc.+....................................       44,200      1,342,575

                       Housing -- 1.5%
                       D.R. Horton, Inc............................................       50,000        900,000
                       Toll Brothers, Inc.+........................................       30,000        772,500

                       Retail -- 2.7%
                       Abercrombie & Fitch Co.+....................................       30,000      1,267,500
                       Krause's Furniture, Inc.+...................................       79,000        281,438
                       Movado Group, Inc...........................................       36,500      1,058,500
                       Office Depot, Inc.+.........................................       15,500        457,250
                                                                                                   -------------
                                                                                                      6,889,763
                                                                                                   -------------
                       CONSUMER STAPLES -- 2.0%
                       Food, Beverage & Tobacco -- 0.4%
                       Keebler Foods Co.+..........................................       14,000        406,875

                       Household Products -- 1.6%
                       Furniture Brands International, Inc.+.......................        5,000        147,500
                       Scotts Co., Class A+........................................       22,000        767,250
                       Steiner Leisure Ltd.+.......................................       30,000        892,500
                                                                                                   -------------
                                                                                                      2,214,125
                                                                                                   -------------
                       ENERGY -- 3.7%
                       Energy Services -- 3.7%
                       EVI Weatherford, Inc.+......................................       26,000      1,314,625
                       Friede Goldman International, Inc.+.........................       14,500        482,578
                       Global Marine, Inc.+........................................       18,500        412,781
                       Nabors Industries, Inc. +...................................       18,500        435,906
                       R & B Falcon Corp.+.........................................       14,800        424,575
                       Transocean Offshore, Inc....................................       13,000        641,063
                       Varco International, Inc.+..................................       18,500        482,156
                                                                                                   -------------
                                                                                                      4,193,684
                                                                                                   -------------
                       FINANCE -- 14.3%
                       Banks -- 7.2%
                       First American Corp.........................................       28,800      1,335,600
                       Fleet Financial Group, Inc..................................       13,500      1,107,000
                       Hamilton Bancorp, Inc.+.....................................       29,400        944,475
                       Hibernia Corp. Class A......................................       30,000        630,000
                       PNC Bank Corp...............................................       32,000      1,848,000
                       Summit Bancorp..............................................       23,000      1,152,875
                       U.S. Bancorp................................................       26,850      1,050,506

                       Financial Services -- 5.3%
                       Crestar Financial Corp......................................       21,000      1,206,187
                       Donaldson, Lufkin & Jenrette, Inc...........................       20,000        881,250
                       Healthcare Financial Partners, Inc.+........................       25,000      1,228,125


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Legg Mason, Inc.............................................       14,900   $    898,656
                       Lehman Brothers Holdings, Inc...............................       13,000        922,188
                       Merrill Lynch & Co., Inc....................................        5,000        447,500
                       The Kroll O'Gara Co.+.......................................       19,700        428,475

                       Insurance -- 1.8%
                       Annuity And Life Re, Ltd.+..................................       36,000        821,250
                       Reliance Group Holdings, Inc................................       67,000      1,210,188
                                                                                                   -------------
                                                                                                     16,112,275
                                                                                                   -------------
                       HEALTHCARE -- 5.4%
                       Drugs -- 0.4%
                       Sepracor, Inc.+.............................................       10,000        430,000

                       Health Services -- 2.8%
                       Advance Paradigm, Inc.+.....................................       14,300        506,756
                       Arterial Vascular Engineering, Inc.+........................       19,500        602,672
                       Medaphis Corp.+.............................................      170,000      1,275,000
                       U.S. Vision, Inc.+..........................................       30,000        382,500
                       Vision Twenty One, Inc.+....................................       50,000        365,625

                       Medical Products -- 2.2%
                       Guidant Corp................................................        9,000        579,938
                       Medimmune, Inc.+............................................       20,000        997,500
                       Nanogen, Inc.+..............................................       27,000        216,000
                       Novoste Corp.+..............................................       21,000        530,250
                       Symphonix Devices, Inc.+....................................       20,000        210,000
                                                                                                   -------------
                                                                                                      6,096,241
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 7.3%
                       Aerospace & Military Technology -- 0.6%
                       Aeroflex Inc.+..............................................       66,800        751,500

                       Business Services -- 6.7%
                       American Disposal Services, Inc.+...........................       30,000      1,174,687
                       Answerthink Consulting Group, Inc.+.........................       16,000        247,000
                       Caliber Learning Network Inc.+..............................       11,200        184,800
                       North American Scientific, Inc.+............................       73,950      2,144,550
                       Pre-Paid Legal Services, Inc.+..............................       20,000        710,000
                       Preview Travel, Inc.+.......................................       40,400      1,146,350
                       Stirling Cooke Brown Holdings Ltd...........................       24,000        669,000
                       Sylvan Learning Systems, Inc.+..............................       40,500      1,235,250
                                                                                                   -------------
                                                                                                      8,263,137
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 22.0%
                       Broadcasting & Media -- 15.1%
                       CCC Information Services Group, Inc.+.......................       15,500        351,656
                       Chancellor Media Corp.+.....................................       34,900      1,459,256
                       Cinar Films, Inc., Class B+.................................       43,000        822,375
                       Clear Channel Communications, Inc.+.........................        9,400        901,225
                       Clearnet Communications, Inc.+..............................       86,900        993,919
                       CMG Information Services, Inc.+.............................       10,000        443,750
                       DoubleClick, Inc.+..........................................       38,000      1,315,750
                       HA-LO Industries, Inc.+.....................................       49,400      1,528,312
                       Jacor Communications, Inc.+.................................       24,000      1,269,000
                       RCM Technologies, Inc.+.....................................       72,500      1,504,375
                       Snyder Communications, Inc.+................................       74,000      2,983,125
                       Source Media, Inc.+.........................................       45,000        660,938


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       SportsLine USA, Inc.+.......................................       32,000   $    870,000
                       Univision Communications, Inc., Class A+....................       28,500        990,375
                       Young & Rubicam, Inc.+......................................       30,000        840,000

                       Entertainment Products -- 2.9%
                       Oakley, Inc.+...............................................       98,400      1,285,350
                       Sunglass Hut International, Inc.+...........................      162,000      1,974,375

                       Leisure & Tourism -- 4.0%
                       Carnival Corp., Class A+....................................       21,500      1,456,625
                       Outback Steakhouse, Inc.+...................................       43,300      1,596,688
                       Royal Caribbean Cruises Ltd.................................       13,500        940,781
                       Travel Services International, Inc.+........................       15,400        537,075
                                                                                                   -------------
                                                                                                     24,724,950
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 23.2%
                       Communication Equipment -- 2.4%
                       Ascend Communications, Inc.+................................       52,000      2,245,750
                       IWL Communications, Inc.+...................................       20,000        310,000
                       Tellabs, Inc.+..............................................        2,100        144,309

                       Computers & Business Equipment -- 1.0%
                       DA Consulting Group, Inc.+..................................        1,000         14,375
                       Network Appliance, Inc.+....................................       30,000      1,043,438

                       Electronics -- 1.2%
                       Lumen Technologies, Inc.+...................................      135,000      1,113,750
                       Uniphase Corp.+.............................................        5,000        255,000

                       Software -- 10.2%
                       Applied Voice Technology, Inc.+.............................       33,000        616,687
                       Cambridge Technology Partners, Inc.+........................       10,000        501,563
                       Compuware Corp.+............................................       36,000      1,653,750
                       DSET Corp.+.................................................       77,800      1,179,156
                       Excite, Inc.+...............................................        5,500        299,063
                       HBO & Co....................................................       29,000      1,673,844
                       J.D. Edwards & Co.+.........................................       19,700        724,591
                       Keane, Inc.+................................................       18,000        807,750
                       Legato Systems, Inc.+.......................................       33,200        950,350
                       Lycos, Inc.+................................................       10,500        556,828
                       Mobius Management Systems, Inc.+............................       30,000        423,750
                       Saville Systems PLC ADR+....................................       23,000        918,562
                       Segue Software, Inc. +......................................        7,500         97,500
                       Verio, Inc.+................................................       30,500        697,687
                       Yahoo!, Inc.+...............................................        3,500        383,250

                       Telecommunications -- 8.4%
                       America Online, Inc.+.......................................       10,000        833,125
                       Frontier Corp...............................................       38,000      1,156,625
                       Glenayre Technologies, Inc.+................................       81,000      1,240,312
                       GST Telecommunications, Inc+................................       70,900        886,250
                       Intermedia Communications, Inc.+............................       16,400      1,215,650
                       Lucent Technologies, Inc....................................       20,000      1,418,750
                       Metro One Telecomm, Inc.+...................................       38,300        454,813
                       Pacific Gateway Exchange, Inc.+.............................        9,800        417,725
                       Primus Telecommunications Group, Inc.+......................        8,600        159,100
                       Qwest Communications International, Inc.+...................       20,000        661,250
                       STAR Telecommunications, Inc.+..............................       20,500        484,313
                       STARTEC Global Communications Corp.+........................       32,600        533,825
                                                                                                   -------------
                                                                                                     26,072,691
                                                                                                   -------------


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES -- 2.4%
                       Electric Utilities -- 1.0%
                       Niagara Mohawk Power Corp.+.................................       90,000   $  1,113,750

                       Telephone -- 1.4%
                       Century Telephone Enterprises, Inc..........................       25,000      1,107,812
                       Cincinnati Bell, Inc........................................       15,000        477,188
                                                                                                   -------------
                                                                                                      2,698,750
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $91,256,863).......................                  97,265,616
                                                                                                   -------------
                                           PUT OPTIONS -- 0.5%
                       -----------------------------------------------------------------------------------------
                       Nasdaq 100 Index Put, exp 7/98..............................        2,800        135,450
                       S & P 500 Index Put, exp 7/98...............................        5,600        176,400
                       S & P 500 Index Put, exp 6/98...............................        2,800         65,450
                       Semiconductor Index Put, exp 6/98...........................        7,500        230,625
                                                                                                   -------------
                       TOTAL PUT OPTIONS (cost $477,399)...........................                     607,925
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $91,734,262)..............                  97,873,541
                                                                                                   -------------
                                                                                      PRINCIPAL
                                      REPURCHASE AGREEMENT -- 16.9%                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 16.9%
                       Joint Repurchase Agreement Account (Note 3)
                         (cost $18,983,000)........................................  $18,983,000     18,983,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $110,717,262)                                  103.8%                116,856,541
                       Total written call options                              (0.1)                    (65,000)
                       Liabilities in excess of other assets --                (3.7)                 (4,260,650)
                                                                             ------                -------------
                       NET ASSETS --                                          100.0%               $112,530,891
                                                                             ------                =============
                                                                             ------


              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt




                                                          OPEN COVERED WRITTEN CALL OPTIONS
                       --------------------------------------------------------------------------------------------------------

                                                                             SHARES SUBJECT   EXPIRATION   EXERCISE
                                           CALL OPTIONS                         TO CALL          DATE       PRICE       VALUE
                       --------------------------------------------------------------------------------------------------------
                       America Online, Inc.................................      8,000        July 1998     $80.00    $(65,000)
                                                                                                                      =========



              See Notes to Financial Statements


---------------------

---------------------

    SUNAMERICA SERIES TRUST

    EMERGING MARKETS PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1998

                                                                     (UNAUDITED)


                                          COMMON STOCK -- 88.4%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       ARGENTINA -- 4.6%
                       Banco Frances del Rio de la Plata SA ADR (Finance)..........      31,466   $   241,144
                       Irsa Inversiones y Represenaciones SA GDR (Real Estate).....       4,200       148,575
                       Perez Cos. SA (Multi-industry)..............................      34,100       187,980
                       Telefonica de Argentina SA ADR (Utilities)..................      10,200       332,138
                       YPF Sociedad Anonima ADR (Energy)...........................      13,700       425,556
                                                                                                  ------------
                                                                                                    1,335,393
                                                                                                  ------------
                       BRAZIL -- 12.2%
                       Brazil Realty SA Empreendimentos & Participacoes GDR (Real
                         Estate)*(1)...............................................       7,100       157,088
                       Centrais Electricas de Santa Brasileiras SA GDR
                         (Utilities)...............................................       1,900       170,147
                       Compania Brasileira de Distribuidora GDR (Industrial &
                         Commercial)...............................................      27,700       662,285
                       Compania de Saneamento Basico do Estado de Sao Paulo
                         (Materials)...............................................     700,000       118,685
                       Compania Energetica de Minas ADR (Materials)................      16,888       552,811
                       Compania Siderurgica Nacional (Materials)...................   7,700,000       197,505
                       Compania Siderurgica Nacional ADR (Materials)...............       2,500        60,860
                       Compania Vale do Rio Doce ADR (Materials)...................      25,000       510,787
                       Petroleo Brasileiro SA ADR (Energy).........................      20,800       406,892
                       Souza Cruz SA (Consumer Staples)............................      18,000       123,641
                       Telecomunicacoes de Brasileiras SA ADR (Information
                         Technology)...............................................       5,450       581,106
                                                                                                  ------------
                                                                                                    3,541,807
                                                                                                  ------------
                       CANADA -- 1.4%
                       Hurricane Hydrocarbons Ltd. (Energy)........................      37,320       178,031
                       Super Sol Ltd. ADR (Materials)..............................      12,500       217,969
                                                                                                  ------------
                                                                                                      396,000
                                                                                                  ------------
                       CHILE -- 1.4%
                       Distribucion y Servicio D&S SA ADR (Consumer
                         Discretionary)............................................      13,600       215,050
                       Madeco SA ADR (Materials)...................................      16,300       207,825
                                                                                                  ------------
                                                                                                      422,875
                                                                                                  ------------
                       CHINA -- 1.0%
                       Beijing Datang Power Generation Co. Ltd. (Utilities)........     160,000        56,266
                       Guangdong Kelon Electric Holdings (Industrial &
                         Commercial)...............................................     126,000       120,325
                       Qingling Motors Co., Ltd. (Consumer Discretionary)..........     180,000        70,848
                       Yanzhou Coal Mining Co., Ltd. (Materials)...................     218,000        45,012
                                                                                                  ------------
                                                                                                      292,451
                                                                                                  ------------
                       GREECE -- 4.7%
                       Alpha Credit Bank (Finance).................................       2,600       271,262
                       Commercial Bank of Greece (Finance).........................       2,700       184,282
                       Hellenic Telecommunications Organization SA GDR
                         (Information Technology)..................................      17,500       251,562
                       National Bank Of Greece (Finance)...........................       2,160       310,764
                       OTE Greek Telecommunications (Utilities)....................      12,200       358,294
                                                                                                  ------------
                                                                                                    1,376,164
                                                                                                  ------------
                       HONG KONG -- 3.1%
                       Asia Satellite Telecom Holdings Ltd. (Information
                         Technology)+..............................................      55,000        85,527
                       Cheung Kong Holdings Ltd. (Real Estate).....................      39,000        86,566
                       China Pharmaceutical Enterprise and Investment Corp., Ltd.
                         (Healthcare)..............................................     300,000        28,262
                       China Telecom, Ltd. (Information Technology)+...............      66,000       117,964
                       Dao Heng Bank Group Ltd. (Finance)..........................      35,000        74,977
                       Johnson Electric Holdings Ltd. (Industrial & Commercial)....      21,000        81,301


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       HONG KONG (continued)
                       New World Development Co. Ltd. (Real Estate)+...............      50,900   $    89,990
                       Ng Fung Hong Ltd. (Consumer Staples)........................     110,000        93,690
                       Shanghai Industrial Holdings Ltd. (Finance).................      35,000        98,238
                       Smartone Telecommunications (Information & Entertainment)...      30,000        71,041
                       VTech Holdings Ltd. (Information Technology)................      22,000        71,403
                                                                                                  ------------
                                                                                                      898,959
                                                                                                  ------------
                       HUNGARY -- 1.4%
                       Magyar Olaj Rt GDR (Utilities)*.............................       8,100       185,221
                       Pick Szeged Rt GDR (Consumer Staples)*(1)...................      23,900       230,635
                                                                                                  ------------
                                                                                                      415,856
                                                                                                  ------------
                       INDIA -- 5.0%
                       BSES Ltd. GDR (Industrial & Commercial).....................      11,300       152,550
                       Gujarat Ambuja Cements Ltd. GDR (Industrial &
                         Commercial)*..............................................      21,800       144,425
                       Hindalco Industries Ltd. GDR (Materials)*...................       6,900        96,600
                       Indian Hotels Co., Ltd. GDR (Information & Entertainment)...       7,000        77,000
                       Larsen & Torbo GDR (Industrial & Commercial)................      14,100       179,422
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)*..............................................      23,800       312,375
                       Ranbaxy Laboratories Ltd. GDR (Healthcare)*.................       7,100       116,085
                       State Bank of India GDR (Finance)...........................      11,000       154,000
                       Tata Engineering & Locomotive Co., Ltd. GDR (Consumer
                         Discretionary)............................................      21,200       113,950
                       Videsh Sanchar Nigam Ltd. GDR (Information Technology)......       8,600       101,050
                                                                                                  ------------
                                                                                                    1,447,457
                                                                                                  ------------
                       ISRAEL -- 3.8%
                       Bank Leumi Le Israel (Finance)..............................     163,000       329,194
                       Formula Systems Ltd. (Information Technology)...............       3,000       126,430
                       Koors Industries Ltd. ADR (Information Technology)..........       6,250       155,859
                       Koors Industries Ltd. (Information Technology)..............       1,550       193,846
                       Tadiran Ltd. (Information Technology).......................       7,600       304,690
                                                                                                  ------------
                                                                                                    1,110,019
                                                                                                  ------------
                       MALAYSIA -- 4.3%
                       Berjaya Sports Toto Berhad (Information & Entertainment)....     117,000       244,942
                       IJM Corp Berhad (Industrial & Commercial)...................     418,000       184,802
                       Jaya Tiasa Holdings Berhad (Consumer Discretionary).........      58,000        76,173
                       KFC Holdings Berhad (Information & Entertainment)...........      63,000        73,728
                       Malakoff Berhad (Industrial & Commercial)...................      78,000       182,565
                       MNI Holdings Berhad (Information Technology)................      95,000       148,237
                       PPB Oil Palms Berhad (Consumer Staples).....................     210,000       159,471
                       Public Bank Berhad (Finance)................................     141,000        50,237
                       Telecom Malaysia Berhad (Information Technology)............      56,000       128,160
                                                                                                  ------------
                                                                                                    1,248,315
                                                                                                  ------------
                       MEXICO -- 14.2%
                       Alfa SA de CV, Class A (Multi-industry)+....................      91,000       433,333
                       Cemex SA de CV, Class B ADR (Materials).....................      83,600       410,417
                       Cifra SA de CV (Consumer Discretionary).....................     155,187       225,567
                       Corporacion Moctezuma SA de CV (Materials)..................     135,700       190,780
                       Fomento Economico Mexicanos SA de CV, Class B (Consumer
                         Staples)..................................................       8,600       287,642
                       G Accion SA De CV ADR (Real Estate)*(1).....................      14,400       126,000
                       Grupo Financiero Banamex-Accival SA de CV, Class B
                         (Finance).................................................     123,000       306,803
                       Grupo Imsa SA De CV ADR (Multi-industry)....................      16,300       277,100
                       Grupo Televisa SA ADR (Information & Entertainment).........      13,600       531,250
                       Kimberly-Clark de Mexico SA de CV ADR (Materials)...........      72,600       302,911
                       Panamerican Beverages, Inc., Class A ADR (Consumer
                         Staples)..................................................      14,300       483,519
                       Telefonos de Mexico SA ADR (Utilities)......................      11,800       559,762
                                                                                                  ------------
                                                                                                    4,135,084
                                                                                                  ------------


---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       PHILIPPINES -- 3.2%
                       Ayala Land, Inc. (Real Estate)..............................     498,000   $   168,760
                       Benpres Holdings Corp. GDR (Multi-industry)*(1).............       3,600        13,309
                       Benpres Holdings Corp. GDR (Multi-industry)(1)..............       9,000        29,250
                       Cosmos Bottling Co. (Consumer Staples)*.....................   1,132,200       153,470
                       International Container Systems, Inc. (Materials)...........   1,175,900       168,415
                       Philippine Long Distance Telephone Co. (Utilities)..........       6,200       158,568
                       Philippine Long Distance Telephone Co. ADR (Utilities)......       3,700        93,887
                       SM Prime Holdings, Inc. (Real Estate).......................     828,300       146,171
                                                                                                  ------------
                                                                                                      931,830
                                                                                                  ------------
                       POLAND -- 1.3%
                       At Entertainment, Inc. (Information & Entertainment)........      10,500       178,500
                       Kredyt Bank PBI SA GDR (Finance)*...........................      11,700       198,900
                                                                                                  ------------
                                                                                                      377,400
                                                                                                  ------------
                       PORTUGAL -- 2.2%
                       Colep Companhia Portuguesa de Embalagens (Materials)........         800        10,341
                       Investec Consultadoria International SA (Information &
                         Entertainment)............................................       8,100       379,168
                       Portugal Telecom SA (Information Technology)................       1,600        84,095
                       Portugal Telecom SA ADR (Information Technology)............       3,000       158,250
                                                                                                  ------------
                                                                                                      631,854
                                                                                                  ------------
                       RUSSIA -- 2.8%
                       Ao Mosenergo ADR (Energy)*(1)...............................      13,200        87,450
                       Ao Tatneft ADR (Energy).....................................      22,300       261,909
                       Lukoil Holdings ADR (Utilities).............................       5,300       218,236
                       Unified Energy Systems GDR (Utilities)(1)...................      13,600       234,600
                                                                                                  ------------
                                                                                                      802,195
                                                                                                  ------------
                       SINGAPORE -- 0.7%
                       Development Bank of Singapore Ltd. (Finance)................      32,000       193,013
                                                                                                  ------------
                       SOUTH AFRICA -- 5.4%
                       ABSA Group Ltd (Finance)....................................      34,400       270,424
                       Energy Africa Ltd GDR (Energy)*.............................       7,700       146,300
                       Engen Botswana Ltd. (Energy)................................      69,600       260,735
                       Liberty Life Association of Africa Ltd. (Finance)...........      13,390       369,584
                       Momentum Life Assurers, Ltd. (Finance)......................      83,700       163,277
                       Sasol Ltd. (Multi-industry).................................      43,400       345,387
                                                                                                  ------------
                                                                                                    1,555,707
                                                                                                  ------------
                       SOUTH KOREA -- 3.2%
                       Daewoo Heavy Industries (Industrial & Commercial)...........      20,000        68,632
                       Kookmin Bank (Finance)......................................      24,254       119,762
                       Korea Electric Power Corp. (Utilities)......................      22,000       220,391
                       Korea Mobile Telecommunications Corp. (Information &
                         Entertainment)............................................         186        87,053
                       Mirae Co. (Information Technology)..........................      15,000        33,144
                       Pohang Iron & Steel Co., Ltd. (Materials)...................       2,650       106,618
                       Samsung Display Devices Co.(Information Technology).........       2,446        86,718
                       Samsung Electronics, Co. (Information Technology)...........       4,600       174,849
                       Samsung Fire & Marine Insurance (Finance)+..................         200        46,039
                                                                                                  ------------
                                                                                                      943,206
                                                                                                  ------------
                       TAIWAN, PROVINCE OF CHINA -- 4.7%
                       Acer, Inc. GDR (Information Technology).....................      17,450       125,204
                       ASE Test Ltd. (Information Technology)......................       4,600       202,400
                       Asustek Computer, Inc. GDR (Information Technology).........      11,300       210,200
                       Bank Sinopac (Finance)......................................     270,000       165,298
                       Hon Hai Precision Industry (Information Technology).........      32,000       182,723
                       Pacific Electrical Wire & Cables Co. (Industrial &
                         Commercial)...............................................      85,000        69,301


                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       TAIWAN, PROVINCE OF CHINA (continued)
                       Siliconware Precision Industries Co. GDR (Information
                         Technology)...............................................      20,022   $   170,187
                       Taiwan Semiconductor Manufacturing Co., Ltd. ADR
                         (Information Technology)..................................      12,100       228,387
                                                                                                  ------------
                                                                                                    1,353,700
                                                                                                  ------------
                       THAILAND -- 1.6%
                       Advanced Information Services PCL alien shares (Information
                         & Entertainment)..........................................      20,000       108,938
                       Bangkok Bank PCL alien shares (Finance)*....................      74,500       152,173
                       Electricity Generating PCL (Utilities)......................      40,000        64,372
                       PTT Exploration & Production PCL alien shares (Energy)......       7,700        66,724
                       Thai Farmers Bank alien shares (Finance)*...................      55,000        83,746
                                                                                                  ------------
                                                                                                      475,953
                                                                                                  ------------
                       TURKEY -- 3.4%
                       Dogan Sirketler Grubu Holdings AS (Multi-industry)..........   2,675,000       157,932
                       Haci Omer Sabanci Holdings AS ADR (Finance)*................      20,600       306,425
                       Turkiye Halk Bankasi AS (Finance)...........................     569,000        23,130
                       Turkiye Halk Bankasi AS (Finance)(1)........................     853,500        34,695
                       Vestel Elektronik Sanayi ve Ticaret AS (Information
                         Technology)...............................................   1,160,800       157,290
                       Yapi Ve Kredi Bankasi AS (Finance)*.........................       6,623       130,142
                       Yapi Ve Kredi Bankasi AS GDR (Finance)......................       8,771       172,350
                                                                                                  ------------
                                                                                                      981,964
                                                                                                  ------------
                       UNITED KINGDOM -- 1.9%
                       Billiton PLC (Materials)....................................      60,000       149,071
                       Lonrho Africa PLC (Multi-industry)..........................      23,950        30,217
                       Lonrho PLC (Materials)......................................      23,950       116,452
                       Ramco Energy PLC ADR (Utilities)............................      22,700       246,862
                                                                                                  ------------
                                                                                                      542,602
                                                                                                  ------------
                       VENEZUELA -- 0.9%
                       Compania Anon Nacional Tele de Venezuela ADR (Information &
                         Entertainment)............................................       7,600       234,175
                       Siderurgica Venezolana Sivensa SA ADR (Industrial &
                         Commercial)...............................................       3,000        30,469
                                                                                                  ------------
                                                                                                      264,644
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $29,299,633).......................                25,674,448
                                                                                                  ------------

                                         PREFERRED STOCK -- 6.4%
                       ---------------------------------------------------------------------------------------
                       BRAZIL -- 6.4%
                       Banco Bradesco SA (Finance).................................  51,112,190       417,750
                       Banco Itau SA (Finance).....................................     650,000       387,146
                       Compania Cimento Portland Itau SA (Information &
                         Entertainment)............................................     400,000        73,037
                       Empresa Brasileira de Aeronautica SA (Industrial &
                         Commercial)...............................................   5,000,000        80,428
                       Gerdau SA (Materials).......................................  11,000,000       162,595
                       Lojas Americanas SA (Consumer Discretionary)................  21,500,000       140,205
                       Telecomunicacoes de Sao Paulo SA (Utilities)................   2,000,000       427,789
                       Telesp Celular SA (Information Technology)..................   2,000,000       179,115
                                                                                                  ------------
                                                                                                    1,868,065
                                                                                                  ------------
                       TOTAL PREFERRED STOCK (cost $1,908,476).....................                 1,868,065
                                                                                                  ------------


---------------------

                                                              PRINCIPAL
                   BONDS & NOTES -- 1.2%                        AMOUNT        VALUE
---------------------------------------------------------------------------------------
INDIA -- 0.2%
Mahindra & Mahindra Ltd. 5.00% 2001.........................  $   65,000   $    55,575
                                                                           ------------
SOUTH KOREA -- 0.4%
Medison Co. zero coupon 2002(1).............................     200,000       128,923
                                                                           ------------
TAIWAN, PROVINCE OF CHINA -- 0.6%
Delta Electronic, Inc. zero coupon 2004.....................     135,000       159,975
                                                                           ------------
TOTAL BONDS & NOTES (cost $431,468).........................                   344,473
                                                                           ------------

                      RIGHTS -- 0.0%+                           RIGHTS
---------------------------------------------------------------------------------------
SOUTH KOREA -- 0.0%
Samsung Electronics, Co.(1).................................         294             0
                                                                           ------------
TAIWAN, PROVINCE OF CHINA -- 0.0%
Pacific Electrical Wire & Cable Co. ........................      85,000             0
                                                                           ------------
TOTAL RIGHTS (cost $0)......................................                         0
                                                                           ------------
                     WARRANTS -- 0.0%+                         WARRANTS
---------------------------------------------------------------------------------------
PHILIPPINES -- 0.0%
Belle Corp. (Real Estate) 12/31/00(1).......................     129,200             0
                                                                           ------------
TOTAL INVESTMENT SECURITIES (cost $31,639,577)..............                27,886,986
                                                                           ------------
                                                              PRINCIPAL
                REPURCHASE AGREEMENT -- 3.0%                    AMOUNT
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
Agreement with JP Morgan Securities, Inc., bearing interest
  at 5.54%, dated 05/29/98, to be repurchased 06/01/98 in
  the amount of $874,404 and collateralized by $868,000 of
  U.S. Treasury Notes, bearing interest at 6.00%, due
  02/15/26 and having an approximate aggregate value of
  $893,538 (cost $874,000)..................................  $  874,000       874,000
                                                                           ------------
TOTAL INVESTMENTS --
  (cost $32,513,577)                                  99.0%                 28,760,986
Other assets less liabilities --                       1.0                     285,198
                                                      ------               ------------
NET ASSETS --                                         100.0%               $29,046,184
                                                      ======               ============



-----------------------------

+   Non-income producing securities

*   Resale restricted to qualified institutional buyers

ADR -- American Depository Receipt

GDR -- Global Depository Receipt

(1) Fair valued security; see Note 2

                                                           ---------------------

                                  OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------

                           CONTRACT            IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER      EXCHANGE FOR      DATE      DEPRECIATION
                       -------------------------------------------------------------
                       *TWD  11,747,800  USD     334,219  07/14/98     $ (9,234)
                       *TWD  10,812,200  USD     307,802  07/14/98       (8,498)
                       *USD     354,223  TWD  11,747,800  07/14/98      (10,770)
                       *USD     326,012  TWD  10,812,200  07/14/98       (9,912)
                                                                       ---------
                             Net Unrealized Depreciation..........     $(38,414)
                                                                       =========


              -----------------------------


              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.



                         TWD  --   New Taiwan Dollar
                         USD  --   United States Dollar


              See Notes to Financial Statements.

---------------------
  118

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    MAY 31, 1998 (UNAUDITED)


                                                                                                            WORLDWIDE
                                                    CASH         GLOBAL       CORPORATE      HIGH-YIELD        HIGH
                                                 MANAGEMENT       BOND           BOND           BOND          INCOME
   --------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*...........  $         --   $88,691,485   $ 92,245,847   $272,759,311   $130,049,572
   Short-term securities*.....................   250,142,292     8,061,000      7,380,364      2,045,000      8,064,570
   Repurchase agreements (cost equals
    market)...................................     6,481,000            --             --      8,093,000      7,112,000
   Cash.......................................            --           765        206,707         61,383             --
   Foreign currency...........................            --       198,446             --             --             58
   Receivables for --
    Fund shares sold..........................       843,118        37,073        445,347        538,251        346,103
    Dividends and accrued interest............       597,637     1,563,756      1,839,578      5,039,869      3,293,595
    Sales of investments......................            --            --        156,674      7,002,992      1,010,608
   Prepaid expenses...........................         4,028         1,887          1,109          3,555          1,971
   Deferred organizational expenses...........            --            15             15             --             --
   Unrealized appreciation on forward foreign
    currency contracts........................            --     1,376,698             --             --             --
   Currency swap agreement, at value..........            --            --             --             --             --
                                                -----------------------------------------------------------------------
                                                 258,068,075    99,931,125    102,275,641    295,543,361    149,878,477
                                                -----------------------------------------------------------------------
   LIABILITIES:
   Payables for --
    Fund shares redeemed......................     1,478,461        97,163         21,305         16,431        227,291
    Management fees...........................        92,863        58,355         53,090        149,931        128,412
    Purchases of investments..................            --            --      2,301,250      5,492,298      1,704,710
    Variation margin on futures contracts.....            --            --             --             --             --
   Unrealized depreciation on forward foreign
    currency contracts........................            --       519,778             --             --             --
   Other accrued expenses.....................        45,547        61,423         44,791         55,160         78,748
   Due to Custodian...........................         1,792            --             --             --             --
                                                -----------------------------------------------------------------------
                                                   1,618,663       736,719      2,420,436      5,713,820      2,139,161
                                                -----------------------------------------------------------------------
   NET ASSETS.................................  $256,449,412   $99,194,406   $ 99,855,205   $289,829,541   $147,739,316
                                                =======================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized).............    24,841,190     8,933,684      8,636,611     24,293,839     11,627,677
   Net asset value per share..................        $10.32        $11.10         $11.56         $11.93         $12.71
                                                =======================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in............................  $252,891,896   $93,959,242   $ 95,027,854   $271,529,119   $141,967,009
   Accumulated undistributed net investment
    income....................................     3,578,846       650,592      2,686,339     12,049,632      5,616,485
   Accumulated undistributed net realized gain
    (loss) on investments, future contracts
    and options contracts.....................        (7,661)    3,761,831        (79,231)     7,308,058      2,509,160
   Unrealized appreciation (depreciation) on
    investments...............................       (13,669)      (24,771)     2,220,243     (1,057,268)    (2,353,340)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities..............            --       847,512             --             --              2
   Unrealized appreciation (depreciation) on
    futures contracts and currency swap
    agreement.................................            --            --             --             --             --
                                                -----------------------------------------------------------------------
                                                $256,449,412   $99,194,406   $ 99,855,205   $289,829,541   $147,739,316
                                                =======================================================================
   ---------------
   * Cost
    Investment securities.....................  $         --   $88,716,256   $ 90,032,726   $273,841,174   $132,253,642
                                                =======================================================================
    Short-term securities.....................  $250,155,961   $ 8,061,000   $  7,373,242   $  2,020,405   $  8,213,840
                                                =======================================================================

                                                               BALANCED/
                                                                PHOENIX
                                                SUNAMERICA     INVESTMENT       ASSET
                                                 BALANCED       COUNSEL       ALLOCATION
   -------------------------------------------  -----------------------------------------
   ASSETS:
   Investment securities, at value*...........  $74,373,168   $107,708,125   $638,923,263
   Short-term securities*.....................           --      7,255,952      5,896,942
   Repurchase agreements (cost equals
    market)...................................    5,799,000             --     35,504,000
   Cash.......................................          868          1,787             --
   Foreign currency...........................           --             --             --
   Receivables for --
    Fund shares sold..........................      644,515        195,404        758,166
    Dividends and accrued interest............      315,246        571,161      3,451,240
    Sales of investments......................      815,626      1,606,251     15,960,864
   Prepaid expenses...........................          525          1,864          9,441
   Deferred organizational expenses...........           --             --             15
   Unrealized appreciation on forward foreign
    currency contracts........................           --             --        536,273
   Currency swap agreement, at value..........           --             --         32,844
                                                 ----------------------------------------
                                                 81,948,948    117,340,544    701,073,048
                                                 ----------------------------------------
   LIABILITIES:
   Payables for --
    Fund shares redeemed......................       43,334         23,396        218,851
    Management fees...........................       44,641         65,715        334,257
    Purchases of investments..................    2,363,537      2,163,515     28,779,375
    Variation margin on futures contracts.....           --             --          4,027
   Unrealized depreciation on forward foreign
    currency contracts........................           --             --        384,449
   Other accrued expenses.....................       28,915         40,331        130,388
   Due to Custodian...........................           --             --             --
                                                -----------------------------------------
                                                  2,480,427      2,292,957     29,851,347
                                                -----------------------------------------
   NET ASSETS.................................  $79,468,521   $115,047,587   $671,221,701
                                                =========================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized).............    5,436,745      8,004,780     43,535,195
   Net asset value per share..................       $14.62         $14.37         $15.42
                                                =========================================
   COMPOSITION OF NET ASSETS:
   Capital paid in............................  $69,499,651   $101,481,925   $589,746,477
   Accumulated undistributed net investment
    income....................................      586,133      1,314,294      7,537,720
   Accumulated undistributed net realized gain
    (loss) on investments, future contracts
    and options contracts.....................    2,459,516      3,557,017     40,524,659
   Unrealized appreciation (depreciation) on
    investments...............................    6,923,221      8,694,351     33,131,153
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities..............           --             --        150,120
   Unrealized appreciation (depreciation) on
    futures contracts and currency swap
    agreement.................................           --             --        131,572
                                                -----------------------------------------
                                                $79,468,521   $115,047,587   $671,221,701
   ---------------                              =========================================
   * Cost
    Investment securities.....................  $67,449,947   $ 99,013,780   $604,441,750
                                                =========================================
    Short-term securities.....................  $        --   $  7,255,946   $  7,247,302
                                                =========================================



    See Notes to Financial Statements.


                                                           ---------------------
                                                                           119

---------------------

    SUNAMERICA SERIES TRUST

    STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)


    MAY 31, 1998 (UNAUDITED)



                                                                            GROWTH-       FEDERATED        VENTURE
                                                              UTILITY        INCOME         VALUE           VALUE
   -------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......................  $41,576,882   $758,824,937   $105,658,656   $1,391,429,099
   Short-term securities*.................................    1,005,000     72,304,976      1,614,000      102,347,748
   Repurchase agreements (cost equals market).............           --             --             --       26,150,000
   Cash...................................................          129            756            179            2,644
   Foreign currency.......................................        1,028             --             --               --
   Receivables for --
    Fund shares sold......................................      127,618      1,248,446        354,105        2,571,897
    Dividends and accrued interest........................      119,025        606,188        193,736        1,400,707
    Sales of investments..................................      278,260             --      1,091,267               --
   Prepaid expenses.......................................          156         10,025            670           17,007
   Deferred organizational expenses.......................          105             --             --               --
   Due from Adviser.......................................           --             --             --               --
                                                            ----------------------------------------------------------
                                                             43,108,203    832,995,328    108,912,613    1,523,919,102
                                                            ----------------------------------------------------------
   LIABILITIES:
   Payables for --
    Fund shares redeemed..................................       80,714        130,284             --          665,850
    Management fees.......................................       31,271        397,232         68,087          946,828
    Purchases of investments..............................      369,816             --      1,141,061        3,047,224
    Variation margin on futures contracts.................           --        334,125             --               --
   Other accrued expenses.................................       25,434         79,925         33,359          206,635
                                                            ----------------------------------------------------------
                                                                507,235        941,566      1,242,507        4,866,537
                                                            ----------------------------------------------------------
   NET ASSETS.............................................  $42,600,968   $832,053,762   $107,670,106   $1,519,052,565
                                                            ==========================================================
   Shares of beneficial interest outstanding (unlimited
    shares authorized)....................................    3,147,298     36,151,489      6,831,023       66,494,150
   Net asset value per share..............................       $13.54         $23.02         $15.76           $22.84
                                                            ==========================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................................  $38,093,286   $580,688,386   $ 89,638,876   $1,152,244,380
   Accumulated undistributed net investment income........      508,693      2,959,360        465,504        6,737,033
   Accumulated undistributed net realized gain on
    investments, future contracts and options contracts...    1,405,420     42,734,121      3,523,267       32,206,054
   Unrealized appreciation (depreciation) on
    investments...........................................    2,593,582    205,739,145     14,042,459      327,864,907
   Unrealized foreign exchange gain (loss) on other assets
    and liabilities.......................................          (13)            --             --              191
   Unrealized appreciation (depreciation) on futures
    contracts.............................................           --        (67,250)            --               --
                                                            ----------------------------------------------------------
                                                            $42,600,968   $832,053,762   $107,670,106   $1,519,052,565
                                                            ==========================================================
   * Cost
    Investment securities.................................  $38,983,300   $553,085,792   $ 91,616,197   $1,063,564,192
                                                            ==========================================================
    Short-term securities.................................  $ 1,005,000   $ 72,304,976   $  1,614,000   $  102,347,748
                                                            ==========================================================

                                                                                            GROWTH/
                                                                                            PHOENIX
                                                             "DOGS" OF        PUTNAM       INVESTMENT
                                                            WALL STREET       GROWTH        COUNSEL
   -------------------------------------------------------  ------------------------------------------
   ASSETS:
   Investment securities, at value*.......................  $13,346,633    $309,274,570   $227,652,911
   Short-term securities*.................................           --              --      2,184,717
   Repurchase agreements (cost equals market).............    1,409,000       8,786,000             --
   Cash...................................................          635             971          3,448
   Foreign currency.......................................           --              --             --
   Receivables for --
    Fund shares sold......................................      642,579         586,207        107,951
    Dividends and accrued interest........................       34,556         191,692        160,691
    Sales of investments..................................           --       3,553,149      4,526,628
   Prepaid expenses.......................................           --           4,367          4,720
   Deferred organizational expenses.......................        4,704              --            599
   Due from Adviser.......................................        4,893              --             --
                                                             -----------------------------------------
                                                             15,443,000     322,396,956    234,641,665
                                                             -----------------------------------------
   LIABILITIES:
   Payables for --
    Fund shares redeemed..................................        1,673         164,799        137,625
    Management fees.......................................        5,437         224,156        129,918
    Purchases of investments..............................    1,402,150       1,524,884      1,050,137
    Variation margin on futures contracts.................           --              --             --
   Other accrued expenses.................................        9,167          55,298         54,582
                                                            ------------------------------------------
                                                              1,418,427       1,969,137      1,372,262
   NET ASSETS.............................................  $14,024,573    $320,427,819   $233,269,403
                                                            ==========================================
   Shares of beneficial interest outstanding (unlimited
    shares authorized)....................................    1,440,484      16,806,745     15,870,326
   Net asset value per share..............................        $9.74          $19.07         $14.70
                                                            ==========================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................................  $14,338,029    $235,070,881   $181,839,133
   Accumulated undistributed net investment income........       38,484         183,947        308,430
   Accumulated undistributed net realized gain on
    investments, future contracts and options contracts...           --      13,281,625     16,008,969
   Unrealized appreciation (depreciation) on
    investments...........................................     (351,940)     71,891,366     35,112,871
   Unrealized foreign exchange gain (loss) on other assets
    and liabilities.......................................           --              --             --
   Unrealized appreciation (depreciation) on futures
    contracts.............................................           --              --             --
                                                            ------------------------------------------
                                                            $14,024,573    $320,427,819   $233,269,403
                                                            ==========================================
   * Cost
    Investment securities.................................  $13,698,573    $237,383,204   $192,540,040
                                                            ==========================================
    Short-term securities.................................  $        --    $         --   $  2,184,717
                                                            ==========================================



    See Notes to Financial Statements.


---------------------
  120

---------------------

    SUNAMERICA SERIES TRUST

    STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)


    MAY 31, 1998 (UNAUDITED)


                                                                                           INTERNATIONAL   INTERNATIONAL
                                                              ALLIANCE         GLOBAL        GROWTH &       DIVERSIFIED
                                                               GROWTH         EQUITIES        INCOME         EQUITIES
   ---------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*......................  $1,025,946,963   $405,620,245   $ 90,302,823    $273,281,435
   Short-term securities*................................       4,715,295      8,623,000      1,575,556              --
   Repurchase agreements (cost equals market)............              --             --      5,407,000      46,250,000
   Cash..................................................             557            490            293         550,791
   Foreign currency......................................              --        361,208             18         813,736
   Receivables for --
    Fund shares sold.....................................       2,545,388        310,347      1,012,624         340,011
    Dividends and accrued interest.......................         322,615        918,982        297,746       1,356,539
    Foreign currency contracts...........................              --             --      3,036,227       3,004,230
    Sales of investments.................................       6,319,324      9,435,112             --         247,829
    Variation margin on futures contracts................              --             --             --         458,346
   Prepaid expenses......................................          11,213          6,959            357           6,546
   Deferred organizational expenses......................              --             --          5,213              --
   Unrealized appreciation on forward foreign currency
    contracts............................................              --             --        271,412       1,450,941
                                                           -------------------------------------------------------------
                                                            1,039,861,355    425,276,343    101,909,269     327,760,404
                                                           -------------------------------------------------------------
   LIABILITIES:
   Payables for --
    Fund shares redeemed.................................       1,051,321         57,027         58,928         109,536
    Management fees......................................         485,475        261,584         95,033         271,191
    Foreign currency contracts...........................              --             --      3,035,463       3,034,303
    Purchases of investments.............................       8,652,486      7,708,805      3,979,215       2,455,075
    Variation margin on futures contracts................          59,400             --             --              --
   Unrealized depreciation on forward foreign currency
    contracts............................................              --             --             --         697,801
   Other accrued expenses................................          97,820        243,895         84,308         299,810
   Written call options at value (proceeds $42,758 on
    Aggressive Growth)...................................              --             --             --              --
                                                           -------------------------------------------------------------
                                                               10,346,502      8,271,311      7,252,947       6,867,716
                                                           -------------------------------------------------------------
   NET ASSETS............................................  $1,029,514,853   $417,005,032   $ 94,656,322    $320,892,688
                                                           =============================================================
   Shares of beneficial interest outstanding (unlimited
    shares authorized)...................................      40,286,710     24,077,796      7,680,014      24,639,968
   Net asset value per share.............................          $25.55         $17.32          $12.33          $13.02
                                                           =============================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in.......................................  $  746,344,601   $322,270,245   $ 83,828,268    $269,683,040
   Accumulated undistributed net investment income
    (loss)...............................................       1,521,035     (1,421,442)       556,774         256,560
   Accumulated undistributed net realized gain (loss) on
    investments, future contracts and options
    contracts............................................      89,348,150     18,318,062      1,263,106     (13,476,566)
   Unrealized appreciation (depreciation) on
    investments..........................................     192,313,067     77,859,376      8,742,779      63,277,973
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities...............................              --        (21,209)       265,395         711,252
   Unrealized appreciation (depreciation) on futures
    contracts and options contracts......................         (12,000)            --             --         440,429
                                                           -------------------------------------------------------------
                                                           $1,029,514,853   $417,005,032   $ 94,656,322    $320,892,688
                                                           =============================================================
   * Cost
    Investment securities................................  $  833,633,896   $327,760,869   $ 81,560,044    $210,003,462
                                                           =============================================================
    Short-term securities................................  $    4,715,295   $  8,623,000   $  1,575,556    $         --
                                                           =============================================================


                                                              REAL        AGGRESSIVE     EMERGING
                                                             ESTATE         GROWTH        MARKETS
   ------------------------------------------------------  ----------------------------------------
   ASSETS:
   Investment securities, at value*......................  $51,225,699   $ 97,873,541   $27,886,986
   Short-term securities*................................    2,820,000             --            --
   Repurchase agreements (cost equals market)............           --     18,983,000       874,000
   Cash..................................................        4,292             19        91,919
   Foreign currency......................................           --             --        47,948
   Receivables for --
    Fund shares sold.....................................      113,643        269,278       201,525
    Dividends and accrued interest.......................       14,583         20,288       123,081
    Foreign currency contracts...........................           --             --       170,017
    Sales of investments.................................           --      1,046,200        95,353
    Variation margin on futures contracts................           --             --            --
   Prepaid expenses......................................          245            830           201
   Deferred organizational expenses......................        5,213            585         5,213
   Unrealized appreciation on forward foreign currency
    contracts............................................           --             --            --
                                                           ----------------------------------------
                                                            54,183,675    118,193,741    29,496,243
                                                           ----------------------------------------
   LIABILITIES:
   Payables for --
    Fund shares redeemed.................................       40,924         55,462         4,392
    Management fees......................................       35,500         72,800        33,232
    Foreign currency contracts...........................           --             --       171,100
    Purchases of investments.............................      807,129      5,430,755       150,033
    Variation margin on futures contracts................           --             --            --
   Unrealized depreciation on forward foreign currency
    contracts............................................           --             --        38,414
   Other accrued expenses................................       29,229         38,833        52,888
   Written call options at value (proceeds $42,758 on
    Aggressive Growth)...................................           --         65,000            --
                                                               912,782      5,662,850       450,059
                                                           ========================================
   NET ASSETS............................................  $53,270,893   $112,530,891   $29,046,184
                                                           ========================================
   Shares of beneficial interest outstanding (unlimited
    shares authorized)...................................    4,779,602      9,321,370     3,833,561
   Net asset value per share.............................       $11.15         $12.07         $7.58
                                                           ========================================
   COMPOSITION OF NET ASSETS:
   Capital paid in.......................................  $53,356,993   $ 98,320,280   $35,450,426
   Accumulated undistributed net investment income
    (loss)...............................................      557,643        167,645        55,538
   Accumulated undistributed net realized gain (loss) on
    investments, future contracts and options
    contracts............................................      478,474      7,925,929    (2,670,333)
   Unrealized appreciation (depreciation) on
    investments..........................................   (1,122,217)     6,139,279    (3,752,591)
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities...............................           --             --       (36,856)
   Unrealized appreciation (depreciation) on futures
    contracts and options contracts......................           --        (22,242)           --
                                                           ========================================
                                                           $53,270,893   $112,530,891   $29,046,184
                                                           ========================================
   * Cost
    Investment securities................................  $52,347,916   $ 91,734,262   $31,639,577
                                                           ========================================
    Short-term securities................................  $ 2,820,000   $         --   $        --
                                                           ========================================



    See Notes to Financial Statements.


                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)


                                                                                                 WORLDWIDE
                                              CASH                    CORPORATE    HIGH-YIELD       HIGH      SUNAMERICA
                                           MANAGEMENT   GLOBAL BOND      BOND         BOND         INCOME      BALANCED
------------------------------------------------------------------------------------------------------------------------
Income:
  Interest...............................  $4,012,302   $2,280,750    $2,955,454   $12,756,318   $6,265,847   $  587,296
  Dividends..............................          --           --        53,662       158,541       99,889      254,838
                                           -----------------------------------------------------------------------------
      Total income*......................   4,012,302    2,280,750     3,009,116    12,914,859    6,365,736      842,134
                                           -----------------------------------------------------------------------------
Expenses:
  Management fees........................     377,252      329,759       264,682       791,856      695,282      208,095
  Custodian fees.........................      22,210       45,215        29,755        27,590       24,755       20,085
  Auditing fees..........................      11,565       12,720        11,920        11,670       12,615       12,335
  Reports to investors...................       4,880        4,535         2,755         8,280        5,650        2,295
  Amortization of organizational
    expenses.............................       1,220          671           671           672           --           --
  Legal fees.............................         889          715           628           889          889          715
  Trustees' fees.........................         681          269           276           802          541          182
  Interest expense.......................          --           --            --         8,653           --           --
  Other expenses.........................       2,830        1,602         1,196         2,591        1,900        3,700
                                           -----------------------------------------------------------------------------
    Total expenses.......................     421,527      395,486       311,883       853,003      741,632      247,407
                                           -----------------------------------------------------------------------------
Net investment income....................   3,590,775    1,885,264     2,697,233    12,061,856    5,624,104      594,727
                                           -----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on
    investments..........................      (6,977)   2,279,555       194,911     7,429,351    2,556,722    2,475,952
  Net realized gain on futures
    contracts............................          --           --            --            --           --           --
  Net realized foreign exchange gain
    (loss) on other assets and
    liabilities..........................          --    1,611,372            --            --      (28,781)          --
  Change in unrealized appreciation/
    depreciation on investments..........      (9,913)    (448,369)      342,559    (2,722,424)    (233,195)   3,358,087
  Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities..........................          --     (433,753)           --            --            2           --
  Change in unrealized appreciation/
    depreciation on futures contracts and
    currency swap agreement..............          --           --            --            --           --           --
                                           -----------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments and foreign
    currencies...........................     (16,890)   3,008,805       537,470     4,706,927    2,294,748    5,834,039
                                           -----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................  $3,573,885   $4,894,069    $3,234,703   $16,768,783   $7,918,852   $6,428,766
                                           =============================================================================
---------------
* Net of foreign withholding taxes on
  interest and dividends of:.............  $       --   $    7,409    $    7,749   $        --   $   29,581   $    2,590
                                           =============================================================================

                                           BALANCED/
                                            PHOENIX
                                           INVESTMENT      ASSET
                                            COUNSEL     ALLOCATION
-----------------------------------------  ------------------------
Income:
  Interest...............................  $1,477,985   $ 8,258,271
  Dividends..............................     259,219     2,584,687
                                           ------------------------
      Total income*......................   1,737,204    10,842,958
                                           ------------------------
Expenses:
  Management fees........................     356,210     1,783,194
  Custodian fees.........................      35,780       101,390
  Auditing fees..........................      12,195        10,935
  Reports to investors...................       3,890        19,520
  Amortization of organizational
    expenses.............................          --           671
  Legal fees.............................         889         1,510
  Trustees' fees.........................         541         1,757
  Interest expense.......................          --            --
  Other expenses.........................       1,617         6,285
                                           ------------------------
    Total expenses.......................     411,122     1,925,262
                                           ------------------------
Net investment income....................   1,326,082     8,917,696
                                           ------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on
    investments..........................   3,664,600    47,262,425
  Net realized gain on futures
    contracts............................          --       367,802
  Net realized foreign exchange gain
    (loss) on other assets and
    liabilities..........................          --       129,688
  Change in unrealized appreciation/
    depreciation on investments..........   4,116,919   (17,462,509)
  Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities..........................          --       149,493
  Change in unrealized appreciation/
    depreciation on futures contracts and
    currency swap agreement..............          --      (115,511)
                                           ------------------------
  Net realized and unrealized gain (loss)
    on investments and foreign
    currencies...........................   7,781,519    30,331,388
                                           ------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................  $9,107,601   $39,249,084
                                           ========================
---------------
* Net of foreign withholding taxes on
  interest and dividends of:.............  $    5,682   $     3,455
                                           ========================



See Notes to Financial Statements.


---------------------
  122

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (CONTINUED)
    FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)


                                                                                                                        GROWTH/
                                                                                                                        PHOENIX
                                               GROWTH-       FEDERATED      VENTURE       "DOGS" OF       PUTNAM      INVESTMENT
                                 UTILITY        INCOME         VALUE         VALUE       WALL STREET#     GROWTH        COUNSEL
---------------------------------------------------------------------------------------------------------------------------------
Income:
  Interest....................  $   63,761   $  2,083,486   $    71,775   $  3,765,747    $  10,515     $   247,454   $   169,437
  Dividends...................     618,025      3,092,310       749,520      7,843,865       42,659       1,183,296       935,865
                                -------------------------------------------------------------------------------------------------
      Total income*...........     681,786      5,175,796       821,295     11,609,612       53,174       1,430,750     1,105,302
                                -------------------------------------------------------------------------------------------------
Expenses:
  Management fees.............     143,259      2,088,503       310,461      4,898,607       10,370       1,168,551       723,035
  Custodian fees..............      20,615         75,630        20,130        129,490        2,745          43,545        41,290
  Auditing fees...............      12,455         10,935        12,370          5,345        3,040          12,090        11,950
  Reports to investors........       1,420         23,800         3,090         44,205        1,830          10,140         8,705
  Amortization of
    organizational expenses...         106            672            --             --           13             672           649
  Legal fees..................         628          2,059           715          3,129        1,220             989           889
  Trustees' fees..............         182          1,931           182          4,331           61             889           875
  Other expenses..............         621          6,540           998         11,145          305           3,044         3,218
                                -------------------------------------------------------------------------------------------------
    Total expenses before
      reimbursement...........     179,286      2,210,070       347,946      5,096,252       19,584       1,239,920       790,611
    Expenses reimbursed by the
      investment adviser......          --             --            --             --       (4,893)             --            --
                                -------------------------------------------------------------------------------------------------
Net investment income.........     502,500      2,965,726       473,349      6,513,360       38,483         190,830       314,691
                                -------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
  Net realized gain on
    investments...............   1,425,017     37,836,082     3,543,696     32,335,636           --      13,337,232    16,103,956
  Net realized gain on futures
    contracts ................          --      5,263,095            --             --           --              --            --
  Net realized foreign
    exchange gain on other
    assets and liabilities ...       2,108             --             5             --           --              --            --
  Change in unrealized
    appreciation/depreciation
    on investments ...........     540,135     57,712,708     7,697,765     86,252,908     (351,940)     26,277,362    10,350,134
  Change in unrealized foreign
    exchange gain/loss on
    other assets and
    liabilities ..............          (4)            --            --           (263)          --              --            --
  Change in unrealized
    appreciation/depreciation
    on futures contracts .....          --       (256,050)           --             --           --              --            --
                                -------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain (loss) on investments
    and foreign currencies ...   1,967,256    100,555,835    11,241,466    118,588,281     (351,940)     39,614,594    26,454,090
                                -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $2,469,756   $103,521,561   $11,714,815   $125,101,641    $(313,457)    $39,805,424   $26,768,781
                                =================================================================================================
---------------
* Net of foreign withholding
  taxes on interest and
  dividends of:...............  $      610   $        909   $    12,009   $    106,117    $     769     $        --   $    18,855
                                =================================================================================================


# Commenced operations April 1, 1998


See Notes to Financial Statements.


                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (CONTINUED)
    FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)


                                                           INTERNATIONAL   INTERNATIONAL
                                ALLIANCE       GLOBAL        GROWTH &       DIVERSIFIED       REAL       AGGRESSIVE    EMERGING
                                 GROWTH       EQUITIES        INCOME         EQUITIES        ESTATE        GROWTH       MARKETS
---------------------------------------------------------------------------------------------------------------------------------
Income:
  Interest..................  $    183,512   $   280,314    $   157,765     $   861,945    $   183,016   $  325,627   $    58,782
  Dividends.................     3,951,887     2,380,695        857,217       2,969,408        781,990      303,531       286,833
                              ---------------------------------------------------------------------------------------------------
      Total income*.........     4,135,399     2,661,009      1,014,982       3,831,353        965,006      629,158       345,615
                              ---------------------------------------------------------------------------------------------------
Expenses:
  Management fees...........     2,469,464     1,412,102        384,060       1,459,319        179,258      406,902       175,935
  Custodian fees............        78,210       238,765        109,425         358,330         21,750       34,400        63,050
  Auditing fees.............        13,420        12,160         13,245          12,335         12,555       12,370        13,175
  Reports to investors......        29,745        15,265          2,185          12,175          1,310        4,830           696
  Amortization of
    organizational
    expenses................           672           672            646              --            646          592           646
  Legal fees................         2,080         1,250            628             989            628          889           628
  Trustees' fees............         2,674         1,056            175             875            186          562           182
  Interest expense..........            --            --             --              --             --           83            --
  Other expenses............         7,290         4,660            986           2,692            746          885           870
                              ---------------------------------------------------------------------------------------------------
    Total expenses..........     2,603,555     1,685,930        511,350       1,846,715        217,079      461,513       255,182
                              ---------------------------------------------------------------------------------------------------
Net investment income.......     1,531,844       975,079        503,632       1,984,638        747,927      167,645        90,433
                              ---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
  Net realized gain (loss)
    on investments..........    89,448,629    20,042,710      1,458,953      (5,424,076)       481,096   11,506,508    (1,537,113)
  Net realized gain (loss)
    on futures and options
    contracts...............       682,680            --             --          17,917             --      (44,893)           --
  Net realized foreign
    exchange gain (loss) on
    other assets and
    liabilities.............            --     2,829,592       (125,550)      2,637,241             --           --      (122,546)
  Change in unrealized
   appreciation/depreciation
    on investments..........    90,634,721    40,385,224      9,006,270      52,994,470     (2,444,562)  (8,770,591)     (184,898)
  Change in unrealized
    foreign exchange
    gain/loss on other
    assets and
    liabilities.............            --    (1,105,092)       389,802        (497,440)            --           --       (36,826)
  Change in unrealized
   appreciation/depreciation
    on futures and options
    contracts...............        (4,500)           --             --         440,429             --      (22,242)           --
                              ---------------------------------------------------------------------------------------------------
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currencies......   180,761,530    62,152,434     10,729,475      50,168,541     (1,963,466)   2,668,782    (1,881,383)
                              ---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS................  $182,293,374   $63,127,513    $11,233,107     $52,153,179    $(1,215,539)  $2,836,427   $(1,790,950)
                              ===================================================================================================
---------------
*  Net of foreign
   withholding taxes on
   interest and dividends
   of:......................  $     88,239   $   240,990    $   106,618     $   421,317    $       527   $      810   $    22,264
                              ===================================================================================================
# Net of foreign withholding
taxes on
  capital gains.............  $         --   $        --    $        --     $        --    $        --   $       --   $     3,223
                              ===================================================================================================



See Notes to Financial Statements.


---------------------
124

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)


                                                     CASH         GLOBAL       CORPORATE     HIGH-YIELD     WORLDWIDE
                                                  MANAGEMENT       BOND          BOND           BOND       HIGH INCOME
   --------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income.......................  $  3,590,775   $ 1,885,264   $ 2,697,233   $ 12,061,856   $  5,624,104
   Net realized gain (loss) on investments.....        (6,977)    2,279,555       194,911      7,429,351      2,556,722
   Net realized gain on futures contracts......            --            --            --             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities...............            --     1,611,372            --             --        (28,781)
   Change in unrealized
    appreciation/depreciation on investments...        (9,913)     (448,369)      342,559     (2,722,424)      (233,195)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities................................            --      (433,753)           --             --              2
   Change in unrealized
    appreciation/depreciation on futures
    contracts and currency swap agreement......            --            --            --             --             --
                                                 ----------------------------------------------------------------------
   Net increase in net assets resulting from
    operations.................................     3,573,885     4,894,069     3,234,703     16,768,783      7,918,852
                                                 ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income.......    (6,780,000)   (6,255,000)   (3,280,000)   (13,985,000)    (6,395,000)
    Distribution from net realized gain on
      investments..............................            --    (1,735,000)           --     (1,645,000)    (7,650,000)
                                                 ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders...............................    (6,780,000)   (7,990,000)   (3,280,000)   (15,630,000)   (14,045,000)
                                                 ----------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold...................   517,076,912    16,558,109    43,209,346    142,129,647     48,347,692
   Proceeds from shares issued for reinvestment
    of dividends and distributions.............     6,780,000     7,990,000     3,280,000     15,630,000     14,045,000
   Cost of shares repurchased..................  (420,320,839)  (11,300,295)   (8,860,462)   (64,707,895)   (33,751,549)
                                                 ----------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions.................   103,536,073    13,247,814    37,628,884     93,051,752     28,641,143
                                                 ----------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS................   100,329,958    10,151,883    37,583,587     94,190,535     22,514,995

   NET ASSETS:
   Beginning of period.........................   156,119,454    89,042,523    62,271,618    195,639,006    125,224,321
                                                 ----------------------------------------------------------------------
   End of period...............................  $256,449,412   $99,194,406   $99,855,205   $289,829,541   $147,739,316
                                                 ======================================================================
   ---------------
   Undistributed net investment income.........  $  3,578,846   $   650,592   $ 2,686,339   $ 12,049,632   $  5,616,485
                                                 ======================================================================
   Shares issued and repurchased:
   Sold........................................    49,096,428     1,448,625     3,715,070     11,749,893      3,611,403
   Issued in reinvestment of dividends and
    distributions..............................       662,109       731,015       288,225      1,323,455      1,086,233
   Repurchased.................................   (39,459,376)     (979,560)     (761,886)    (5,331,747)    (2,556,820)
                                                 ----------------------------------------------------------------------
   Net increase................................    10,299,161     1,200,080     3,241,409      7,741,601      2,140,816
                                                 ======================================================================

                                                                BALANCED/
                                                                 PHOENIX
                                                 SUNAMERICA     INVESTMENT       ASSET
                                                  BALANCED       COUNSEL       ALLOCATION
   --------------------------------------------  -----------------------------------------
   OPERATIONS:
   Net investment income.......................  $   594,727   $  1,326,082   $  8,917,696
   Net realized gain (loss) on investments.....    2,475,952      3,664,600     47,262,425
   Net realized gain on futures contracts......           --             --        367,802
   Net realized foreign exchange gain (loss) on
    other assets and liabilities...............           --             --        129,688
   Change in unrealized
    appreciation/depreciation on investments...    3,358,087      4,116,919    (17,462,509)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities................................           --             --        149,493
   Change in unrealized
    appreciation/depreciation on futures
    contracts and currency swap agreement......           --             --       (115,511)
                                                 -----------------------------------------
   Net increase in net assets resulting from
    operations.................................    6,428,766      9,107,601     39,249,084
                                                 -----------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income.......     (470,000)    (2,165,000)   (12,565,000
                                                 -----------------------------------------)
    Distribution from net realized gain on
      investments..............................   (1,630,000)    (9,655,000)   (58,650,000
                                                 -----------------------------------------)
   Total dividends and distributions to
    shareholders...............................   (2,100,000)   (11,820,000)   (71,215,000
                                                 -----------------------------------------)
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold...................   33,726,120     18,133,866    146,800,871
   Proceeds from shares issued for reinvestment
    of dividends and distributions.............    2,100,000     11,820,000     71,215,000
   Cost of shares repurchased..................   (5,307,521)    (7,914,916)   (41,413,649)
                                                 -----------------------------------------
   Net increase in net assets resulting from
    capital share transactions.................   30,518,599     22,038,950    176,602,222
                                                 -----------------------------------------
   TOTAL INCREASE IN NET ASSETS................   34,847,365     19,326,551    144,636,306
   NET ASSETS:
   Beginning of period.........................   44,621,156     95,721,036    526,585,395
                                                 -----------------------------------------
   End of period...............................  $79,468,521   $115,047,587   $671,221,701
                                                 =========================================
   ---------------
   Undistributed net investment income.........  $   586,133   $  1,314,294   $  7,537,720
                                                 =========================================
   Shares issued and repurchased:
   Sold........................................    2,344,998      1,219,744      9,020,279
   Issued in reinvestment of dividends and
    distributions..............................      144,429        826,573      4,576,800
   Repurchased.................................     (370,259)      (531,155)    (2,549,425)
                                                 -----------------------------------------
   Net increase................................    2,119,168      1,515,162     11,047,654
                                                 =========================================



    See Notes to Financial Statements.


                                                           ---------------------
                                                                             125

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
    FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)


                                                                     GROWTH-       FEDERATED        VENTURE        "DOGS" OF
                                                       UTILITY        INCOME         VALUE           VALUE        WALL STREET#
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income...........................  $   502,500   $  2,965,726   $    473,349   $    6,513,360   $     38,483
   Net realized gain on investments................    1,425,017     37,836,082      3,543,696       32,335,636             --
   Net realized gain on futures contracts..........           --      5,263,095             --               --             --
   Net realized foreign exchange gain on other
    assets and liabilities.........................        2,108             --              5               --             --
   Change in unrealized appreciation/depreciation
    on investments.................................      540,135     57,712,708      7,697,765       86,252,908       (351,940)
   Change in unrealized foreign exchange gain/loss
    on other assets and liabilities................           (4)            --             --             (263)            --
   Change in unrealized appreciation/depreciation
    on futures contracts...........................           --       (256,050)            --               --             --
                                                     -------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
    from operations................................    2,469,756    103,521,561     11,714,815      125,101,641       (313,457)
                                                     -------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income...........     (410,000)    (4,145,000)      (330,000)      (7,660,000)            --
    Distribution from net realized gain on
      investments..................................     (875,000)   (32,070,000)    (1,790,000)     (41,665,000)            --
                                                     -------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders...................................   (1,285,000)   (36,215,000)    (2,120,000)     (49,325,000)            --
                                                     -------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.......................   25,845,878    193,899,921     49,252,951      399,019,770     24,593,993
   Proceeds from shares issued for reinvestment of
    dividends and distributions....................    1,285,000     36,215,000      2,120,000       49,325,000             --
   Cost of shares repurchased......................  (10,080,793)   (87,430,216)   (12,321,604)    (145,122,133)   (10,255,963)
                                                     -------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions.....................   17,050,085    142,684,705     39,051,347      303,222,637     14,338,030
                                                     -------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS....................   18,234,841    209,991,266     48,646,162      378,999,278     14,024,573

   NET ASSETS:
   Beginning of period.............................   24,366,127    622,062,496     59,023,944    1,140,053,287             --
                                                     -------------------------------------------------------------------------
   End of period...................................  $42,600,968   $832,053,762   $107,670,106   $1,519,052,565   $ 14,024,573
                                                     =========================================================================
   ---------------
   Undistributed net investment income.............  $   508,693   $  2,959,360   $    465,504   $    6,737,033   $     38,484
                                                     =========================================================================
   Shares issued and repurchased:
   Sold............................................    1,910,703      8,637,309      3,248,571       17,637,788      2,473,873
   Issued in reinvestment of dividends and
    distributions..................................       93,386      1,571,832        136,072        2,146,431             --
   Repurchased.....................................     (743,837)    (3,940,208)      (800,804)      (6,399,317)    (1,033,389)
                                                     -------------------------------------------------------------------------
   Net increase....................................    1,260,252      6,268,933      2,583,839       13,384,902      1,440,484
                                                     =========================================================================

                                                                      GROWTH/
                                                                      PHOENIX
                                                        PUTNAM       INVESTMENT
                                                        GROWTH        COUNSEL
   ------------------------------------------------  ---------------------------
   OPERATIONS:
   Net investment income...........................  $    190,830   $    314,691
   Net realized gain on investments................    13,337,232     16,103,956
   Net realized gain on futures contracts..........            --             --
   Net realized foreign exchange gain on other
    assets and liabilities.........................            --             --
   Change in unrealized appreciation/depreciation
    on investments.................................    26,277,362     10,350,134
   Change in unrealized foreign exchange gain/loss
    on other assets and liabilities................            --             --
   Change in unrealized appreciation/depreciation
    on futures contracts...........................            --             --
                                                     ---------------------------
   Net increase (decrease) in net assets resulting
    from operations................................    39,805,424     26,768,781
                                                     ---------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income...........      (340,000)    (1,540,000)
    Distribution from net realized gain on
      investments..................................   (43,740,000)   (37,090,000)
                                                     ---------------------------
   Total dividends and distributions to
    shareholders...................................   (44,080,000)   (38,630,000)
                                                     ---------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.......................    92,733,253     14,449,049
   Proceeds from shares issued for reinvestment of
    dividends and distributions....................    44,080,000     38,630,000
   Cost of shares repurchased......................   (46,837,072)   (26,444,245)
                                                     ---------------------------
   Net increase in net assets resulting from
    capital share transactions.....................    89,976,181     26,634,804
                                                     ---------------------------
   TOTAL INCREASE IN NET ASSETS....................    85,701,605     14,773,585
   NET ASSETS:
   Beginning of period.............................   234,726,214    218,495,818
                                                     ---------------------------
   End of period...................................  $320,427,819   $233,269,403
                                                     ===========================
   ---------------
   Undistributed net investment income.............  $    183,947   $    308,430
                                                     ===========================
   Shares issued and repurchased:
   Sold............................................     4,663,328        924,032
   Issued in reinvestment of dividends and
    distributions..................................     2,288,681      2,642,271
   Repurchased.....................................    (2,403,473)    (1,684,213)
                                                     ===========================
   Net increase....................................     4,548,536      1,882,090
                                                     ===========================


    # Commenced operations April 1, 1998

    See Notes to Financial Statements.


---------------------
126

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
    FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

                                                                              INTERNATIONAL   INTERNATIONAL
                                                 ALLIANCE         GLOBAL        GROWTH &       DIVERSIFIED        REAL
                                                  GROWTH         EQUITIES        INCOME         EQUITIES         ESTATE
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income....................  $    1,531,844   $    975,079   $    503,632    $  1,984,638    $    747,927
   Net realized gain (loss) on
    investments.............................      89,448,629     20,042,710      1,458,953      (5,424,076)        481,096
   Net realized gain (loss) on futures and
    options contracts.......................         682,680             --             --          17,917              --
   Net realized foreign exchange gain (loss)
    on other assets and liabilities.........              --      2,829,592       (125,550)      2,637,241              --
   Change in unrealized
    appreciation/depreciation on
    investments.............................      90,634,721     40,385,224      9,006,270      52,994,470      (2,444,562)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities.............................              --     (1,105,092)       389,802        (497,440)             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts.......................          (4,500)            --             --         440,429              --
                                              ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...............     182,293,374     63,127,513     11,233,107      52,153,179      (1,215,539)
                                              ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
    Dividends from net investment income....      (1,965,000)    (4,270,000)      (135,000)     (9,350,000)       (430,000)
    Distribution from net realized gain on
      investments...........................     (81,965,000)   (29,965,000)      (290,000)     (3,540,000)        (25,000)
                                              ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders............................     (83,930,000)   (34,235,000)      (425,000)    (12,890,000)       (455,000)
                                              ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold................     285,105,421     64,181,896     72,169,905     115,821,132      44,724,225
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions...........................      83,930,000     34,235,000        425,000      12,890,000         455,000
   Cost of shares repurchased...............    (142,417,209)   (51,943,571)   (31,590,652)    (96,008,335)    (19,802,651)
                                              ----------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions..............     226,618,212     46,473,325     41,004,253      32,702,797      25,376,574
                                              ----------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS.............     324,981,586     75,365,838     51,812,360      71,965,976      23,706,035

   NET ASSETS:
   Beginning of period......................     704,533,267    341,639,194     42,843,962     248,926,712      29,564,858
                                              ----------------------------------------------------------------------------
   End of period............................  $1,029,514,853   $417,005,032   $ 94,656,322    $320,892,688    $ 53,270,893
                                              ============================================================================
   ---------------
   Undistributed net investment income
    (loss)..................................  $    1,521,035   $ (1,421,442)  $    556,774    $    256,560    $    557,643
                                              ============================================================================
   Shares issued and repurchased:
   Sold.....................................      11,495,621      3,799,322      6,368,753       9,307,834       3,903,428
   Issued in reinvestment of dividends and
    distributions...........................       3,331,877      1,993,885         40,284         996,906          39,089
   Repurchased..............................      (5,765,711)    (3,096,839)    (2,844,684)     (7,632,574)     (1,727,980)
                                              ============================================================================
   Net increase.............................       9,061,787      2,696,368      3,564,353       2,672,166       2,214,537
                                              ============================================================================


                                               AGGRESSIVE      EMERGING
                                                 GROWTH        MARKETS
   -----------------------------------------  ---------------------------
   OPERATIONS:
   Net investment income....................  $    167,645   $     90,433
   Net realized gain (loss) on
    investments.............................    11,506,508     (1,537,113)
   Net realized gain (loss) on futures and
    options contracts.......................       (44,893)            --
   Net realized foreign exchange gain (loss)
    on other assets and liabilities.........            --       (122,546)
   Change in unrealized
    appreciation/depreciation on
    investments.............................    (8,770,591)      (184,898)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities.............................            --        (36,826)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts.......................       (22,242)            --
                                              ---------------------------
   Net increase (decrease) in net assets
    resulting from operations...............     2,836,427     (1,790,950)
                                              ---------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
    Dividends from net investment income....            --       (205,000)
    Distribution from net realized gain on
      investments...........................            --             --
                                              ---------------------------
   Total dividends and distributions to
    shareholders............................            --       (205,000)
                                              ---------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold................    33,331,670     24,049,393
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions...........................            --        205,000
   Cost of shares repurchased...............   (27,240,670)   (13,191,352)
                                              ---------------------------
   Net increase in net assets resulting from
    capital share transactions..............     6,091,000     11,063,041
                                              ---------------------------
   TOTAL INCREASE IN NET ASSETS.............     8,927,427      9,067,091
   NET ASSETS:
   Beginning of period......................   103,603,464     19,979,093
                                              ---------------------------
   End of period............................  $112,530,891   $ 29,046,184
                                              ===========================
   ---------------
   Undistributed net investment income
    (loss)..................................  $    167,645   $     55,538
                                              ===========================
   Shares issued and repurchased:
   Sold.....................................     2,757,207      2,963,920
                                              ===========================
   Issued in reinvestment of dividends and
    distributions...........................            --         24,849
   Repurchased..............................    (2,245,864)    (1,643,213)
                                              ===========================
   Net increase.............................       511,343      1,345,556
                                              ===========================




    See Notes to Financial Statements.


                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1997


                                                      CASH                        CORPORATE      HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT     GLOBAL BOND        BOND           BOND       HIGH INCOME
   ------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income........................  $   6,775,888   $  3,618,389   $  3,274,207   $ 13,979,814   $  6,939,979
   Net realized gain on investments.............            925      2,772,480        505,509      9,993,528      8,159,728
   Net realized gain (loss) on futures contracts
    and options contracts.......................             --        (11,209)            --             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --        758,012             --             --       (120,494)
   Change in unrealized
    appreciation/depreciation on investments....          2,661     (1,617,087)       718,565     (3,228,125)    (5,021,473)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --        956,961             --             --          4,477
   Change in unrealized
    appreciation/depreciation on futures
    contracts, written options contracts and
    currency swap agreements....................             --             --             --             --             --
                                                  -------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations..................................      6,779,474      6,477,546      4,498,281     20,745,217      9,962,217
                                                  -------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........     (6,330,000)    (4,705,000)    (2,010,000)    (8,890,000)    (3,530,000)
    Distributions from net realized gain on
      investments...............................             --       (275,000)            --             --     (3,570,000)
                                                  -------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (6,330,000)    (4,980,000)    (2,010,000)    (8,890,000)    (7,100,000)
                                                  -------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    811,621,512     33,606,421     33,721,704    154,271,836    122,351,745
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      6,330,000      4,980,000      2,010,000      8,890,000      7,100,000
   Cost of shares repurchased...................   (753,528,328)   (19,262,861)   (13,155,774)   (92,607,140)   (56,294,138)
                                                  -------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions..................     64,423,184     19,323,560     22,575,930     70,554,696     73,157,607
                                                  -------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS.................     64,872,658     20,821,106     25,064,211     82,409,913     76,019,824
   NET ASSETS:
   Beginning of period..........................     91,246,796     68,221,417     37,207,407    113,229,093     49,204,497
                                                  -------------------------------------------------------------------------
   End of period................................  $ 156,119,454   $ 89,042,523   $ 62,271,618   $195,639,006   $125,224,321
                                                  =========================================================================

   ---------------
   Accumulated undistributed net investment
    income......................................  $   6,768,071   $  5,020,328   $  3,269,106   $ 13,972,776   $  6,387,381
                                                  =========================================================================
   Shares issued and repurchased:
   Sold.........................................     76,477,014      3,008,825      3,044,110     13,781,218      9,588,842
   Issued in reinvestment of dividends and
    distributions...............................        611,004        466,729        190,883        837,889        606,319
   Repurchased..................................    (71,025,735)    (1,726,496)    (1,194,160)    (8,319,515)    (4,394,496)
                                                  -------------------------------------------------------------------------
   Net increase.................................      6,062,283      1,749,058      2,040,833      6,299,592      5,800,665
                                                  =========================================================================

                                                                  BALANCED/
                                                                   PHOENIX
                                                  SUNAMERICA     INVESTMENT
                                                   BALANCED        COUNSEL
   ---------------------------------------------  ---------------------------
   OPERATIONS:
   Net investment income........................  $   465,338   $   2,159,933
   Net realized gain on investments.............    1,624,801       9,676,697
   Net realized gain (loss) on futures contracts
    and options contracts.......................           --          24,811
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --              --
   Change in unrealized
    appreciation/depreciation on investments....    2,742,326      (1,288,697)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...           --              --
   Change in unrealized
    appreciation/depreciation on futures
    contracts, written options contracts and
    currency swap agreements....................           --              --
                                                  ---------------------------
   Net increase in net assets resulting from
    operations..................................    4,832,465      10,572,744
                                                  ---------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........      (60,000)     (1,265,000)
    Distributions from net realized gain on
      investments...............................      (40,000)     (2,245,000)
                                                  ---------------------------
   Total dividends and distributions to
    shareholders................................     (100,000)     (3,510,000)
                                                  ---------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   35,534,375      34,361,684
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      100,000       3,510,000
   Cost of shares repurchased...................   (5,969,478)    (19,233,950)
                                                  ---------------------------
   Net increase in net assets resulting from
    capital share transactions..................   29,664,897      18,637,734
                                                  ---------------------------
   TOTAL INCREASE IN NET ASSETS.................   34,397,362      25,700,478
   NET ASSETS:
   Beginning of period..........................   10,223,794      70,020,558
                                                  ---------------------------
   End of period................................  $44,621,156   $  95,721,036
                                                  ===========================
   ---------------
   Accumulated undistributed net investment
    income......................................  $   461,406   $   2,153,212
                                                  ===========================
   Shares issued and repurchased:
   Sold.........................................    2,875,391       2,475,607
   Issued in reinvestment of dividends and
    distributions...............................        8,651         269,378
   Repurchased..................................     (485,362)     (1,391,401)
                                                  ---------------------------
   Net increase.................................    2,398,680       1,353,584
                                                  ===========================


    See Notes to Financial Statements

---------------------
128

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                     ASSET                        GROWTH-       FEDERATED        VENTURE
                                                   ALLOCATION      UTILITY        INCOME          VALUE           VALUE
   -------------------------------------------------------------------------------------------------------------------------

   OPERATIONS:
   Net investment income........................  $ 12,074,380   $   422,847   $   4,141,826   $    327,018   $    7,890,592
   Net realized gain on investments.............    52,482,439       861,442      26,372,396      1,792,042       41,598,668
   Net realized gain on futures contracts and
    options contracts...........................     1,244,312            --       6,303,783             --               --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................       (21,372)       (3,129)             65             (1)           1,065
   Change in unrealized
    appreciation/depreciation on investments....    14,589,518     1,765,756      80,954,336      5,148,585      150,492,499
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...           627          (148)             --             --              113
   Change in unrealized
    appreciation/depreciation on futures
    contracts, written options contracts and
    currency swap agreements....................    (1,014,448)           --        (773,581)            --               --
                                                  --------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations..................................    79,355,456     3,046,768     116,998,825      7,267,644      199,982,937
                                                  --------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........    (9,550,000)      (85,000)     (2,770,000)       (45,000)      (3,390,000)
    Distributions from net realized gain on
      investments...............................   (21,740,000)      (21,000)    (15,835,000)            --       (9,745,000)
                                                  --------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (31,290,000)     (106,000)    (18,605,000)       (45,000)     (13,135,000)
                                                  --------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   198,007,930    19,909,225     281,329,957     53,713,595      607,026,485
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............    31,290,000       106,000      18,605,000         45,000       13,135,000
   Cost of shares repurchased...................   (67,166,417)   (4,888,513)   (101,729,611)   (14,416,823)    (183,369,506)
                                                  --------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions..................   162,131,513    15,126,712     198,205,346     39,341,772      436,791,979
                                                  --------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS.................   210,196,969    18,067,480     296,599,171     46,564,416      623,639,916
   NET ASSETS:
   Beginning of period..........................   316,388,426     6,298,647     325,463,325     12,459,528      516,413,371
                                                  --------------------------------------------------------------------------
   End of period................................  $526,585,395   $24,366,127   $ 622,062,496   $ 59,023,944   $1,140,053,287
                                                  ==========================================================================

   ---------------
   Accumulated undistributed net investment
    income......................................  $ 11,185,024   $   416,193   $   4,138,634   $    322,155   $    7,883,673
                                                  ==========================================================================
   Shares issued and repurchased:
   Sold.........................................    12,863,082     1,709,480      14,863,689      4,266,674       31,474,224
   Issued in reinvestment of dividends and
    distributions...............................     2,220,724         9,628       1,105,466          3,896          755,319
   Repurchased..................................    (4,387,167)     (417,938)     (5,441,625)    (1,147,636)      (9,684,502)
                                                  --------------------------------------------------------------------------
   Net increase.................................    10,696,639     1,301,170      10,527,530      3,122,934       22,545,041
                                                  ==========================================================================

                                                                   GROWTH/
                                                                   PHOENIX
                                                     PUTNAM       INVESTMENT
                                                     GROWTH        COUNSEL
   ----------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income........................  $    333,117   $  1,535,922
   Net realized gain on investments.............    43,697,799     36,951,244
   Net realized gain on futures contracts and
    options contracts...........................            --        194,755
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --             22
   Change in unrealized
    appreciation/depreciation on investments....       278,511     (2,566,236)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --             --
   Change in unrealized
    appreciation/depreciation on futures
    contracts, written options contracts and
    currency swap agreements....................            --             --
                                                  ---------------------------
   Net increase in net assets resulting from
    operations..................................    44,309,427     36,115,707
                                                  ---------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income........            --     (1,325,000)
    Distributions from net realized gain on
      investments...............................    (5,465,000)   (16,255,000)
                                                  ---------------------------
   Total dividends and distributions to
    shareholders................................    (5,465,000)   (17,580,000)
                                                  ---------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    84,068,227     36,491,255
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     5,465,000     17,580,000
   Cost of shares repurchased...................   (53,724,485)   (40,478,722)
                                                  ---------------------------
   Net increase in net assets resulting from
    capital share transactions..................    35,808,742     13,592,533
                                                  ---------------------------
   TOTAL INCREASE IN NET ASSETS.................    74,653,169     32,128,240
   NET ASSETS:
   Beginning of period..........................   160,073,045    186,367,578
                                                  ---------------------------
   End of period................................  $234,726,214   $218,495,818
                                                  ===========================
   ---------------
   Accumulated undistributed net investment
    income......................................  $    333,117   $  1,533,739
                                                  ===========================
   Shares issued and repurchased:
   Sold.........................................     4,939,017      2,470,784
   Issued in reinvestment of dividends and
    distributions...............................       357,190      1,337,900
   Repurchased..................................    (3,227,119)    (2,775,949)
                                                  ---------------------------
   Net increase.................................     2,069,088      1,032,735
                                                  ===========================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                                       INTERNATIONAL   INTERNATIONAL
                                          ALLIANCE         GLOBAL       GROWTH AND      DIVERSIFIED       REAL        AGGRESSIVE
                                           GROWTH         EQUITIES        INCOME+        EQUITIES        ESTATE+        GROWTH
   ------------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).......  $   1,960,357   $  1,783,905    $    76,139    $  1,750,638    $   239,201   $    (91,011)
   Net realized gain (loss) on
    investments.......................     81,524,855     26,101,178        219,703      (6,297,980)        22,378     (2,829,784)
   Net realized gain on futures
    contracts and options contracts...      1,379,640             --             --              --             --             --
   Net realized foreign exchange gain
    (loss) on other assets and
    liabilities.......................             --         69,950        111,488       6,707,753             --             --
   Change in unrealized
    appreciation/depreciation on
    investments.......................     34,851,529      7,084,155       (263,491)      3,910,822      1,322,345     11,818,657
   Change in unrealized foreign
    exchange gain/loss on other assets
    and liabilities...................             --      1,082,247       (124,407)        211,844             --             --
   Change in unrealized
    appreciation/depreciation on
    futures contracts, options
    contracts and currency swap
    agreements........................       (405,000)            --             --              --             --             --
                                        -----------------------------------------------------------------------------------------
   Net increase (decrease) in net
    assets resulting from
    operations........................    119,311,381     36,121,435         19,432       6,283,077      1,583,924      8,897,862
                                        -----------------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
    Dividends from net investment
      income..........................     (1,200,000)    (2,305,000)            --      (5,175,000)            --        (43,000)
    Distributions from net realized
      gain on investments.............    (23,710,000)   (12,550,000)            --      (1,715,000)            --             --
                                        -----------------------------------------------------------------------------------------
   Total dividends and distributions
    to shareholders...................    (24,910,000)   (14,855,000)            --      (6,890,000)            --        (43,000)
                                        -----------------------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold..........    393,697,806    147,050,332     47,363,333     148,423,226     32,073,915     93,642,244
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions.....................     24,910,000     14,855,000             --       6,890,000             --         43,000
   Cost of shares repurchased.........   (189,842,593)   (88,014,579)    (4,538,803)    (62,787,984)    (4,092,981)   (34,060,944)
                                        -----------------------------------------------------------------------------------------
   Net increase in net assets
    resulting from capital share
    transactions......................    228,765,213     73,890,753     42,824,530      92,525,242     27,980,934     59,624,300
                                        -----------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS.......    323,166,594     95,157,188     42,843,962      91,918,319     29,564,858     68,479,162
   NET ASSETS:
   Beginning of period................    381,366,673    246,482,006             --     157,008,393             --     35,124,302
                                        -----------------------------------------------------------------------------------------
   End of period......................  $ 704,533,267   $341,639,194    $42,843,962    $248,926,712    $29,564,858   $103,603,464
                                        =========================================================================================

   ---------------
   Accumulated undistributed net
    investment income.................  $   1,954,191   $  1,870,601    $   188,142    $  7,621,922    $   239,716   $         --
                                        =========================================================================================
   Shares issued and repurchased:
   Sold...............................     18,866,011      9,425,673      4,546,734      12,963,775      2,929,568      8,405,394
   Issued in reinvestment of dividends
    and distributions.................      1,397,084      1,045,391             --         646,315             --          4,470
   Repurchased........................     (9,403,821)    (5,605,026)      (431,073)     (5,452,782)      (364,503)    (2,989,260)
                                        -----------------------------------------------------------------------------------------
   Net increase.......................     10,859,274      4,866,038      4,115,661       8,157,308      2,565,065      5,420,604
                                        =========================================================================================


                                      EMERGING
                                      MARKETS+
   --------------------------------  -----------
   OPERATIONS:
   Net investment income (loss)....  $   105,714
   Net realized gain (loss) on
    investments....................     (913,203)
   Net realized gain on futures
    contracts and options contracts           --
   Net realized foreign exchange gain
    (loss) on other assets and
    liabilities....................      (33,595)
   Change in unrealized
    appreciation/depreciation on
    investments....................   (3,567,693)
   Change in unrealized foreign
    exchange gain/loss on other ass
    and liabilities................          (30)
   Change in unrealized
    appreciation/depreciation on
    futures contracts, options
    contracts and currency swap
    agreements.....................           --
                                     -----------
   Net increase (decrease) in net
    assets resulting from
    operations.....................   (4,408,807)
                                     -----------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
    Dividends from net investment
      income.......................           --
    Distributions from net realized
      gain on investments..........           --
                                     -----------
   Total dividends and distribution
    to shareholders................           --
                                     -----------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.......   26,523,263
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions..................           --
   Cost of shares repurchased......   (2,135,363)
   Net increase in net assets
    resulting from capital share
    transactions...................   24,387,900
                                     -----------
   TOTAL INCREASE IN NET ASSETS....   19,979,093
   NET ASSETS:
   Beginning of period.............           --
   End of period...................  $19,979,093
   ---------------
   Accumulated undistributed net
    investment income..............  $   170,105
                                     ===========
   Shares issued and repurchased:
   Sold............................    2,715,811
   Issued in reinvestment of divide
    and distributions..............           --
   Repurchased.....................     (227,806)
                                     -----------
   Net increase....................    2,488,005
                                     ===========

    + Commenced operations June 2, 1997
    See Notes to Financial Statements

---------------------
130

---------------------

SUNAMERICA SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust (the "Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. It was established to provide a funding medium for certain annuity contracts issued by Variable Separate Account (the "Account"), a separate account of Anchor National Life Insurance Company ("Life Company"), organized under the laws of the state of Arizona; and by FS Variable Separate Account (the "FS Account"), a separate account of First SunAmerica Life Insurance Company ("FS Life Company"), organized under the laws of the state of New York.

  The Trust issues 22 separate series of shares (the "Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies.

The CORPORATE BOND PORTFOLIO seeks a high total return with only moderate price risk by investing primarily in investment grade fixed-income securities.

The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world.

The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.

The BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO seeks reasonable income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing primarily in the equity and debt securities of utility companies.

The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

The VENTURE VALUE PORTFOLIO seeks to achieve growth of capital by investing primarily in common stocks.

The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) primarily through the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the Standard & Poor's 400 Industrials.

The PUTNAM GROWTH, GROWTH/PHOENIX INVESTMENT COUNSEL and ALLIANCE GROWTH PORTFOLIOS each seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.
                                                           ---------------------

The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.

The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and current income through investment primarily in common stocks and securities principally traded on markets outside the United States that offer potential for capital growth and current income.

THE INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings determined by the Subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investment primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate instruments.

The AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital through investment primarily in equity securities of small capitalization growth companies.

The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing in common stocks that have above-average growth prospects primarily in emerging markets outside the United States.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gain and losses on other assets and liabilities and change in unrealized foreign exchange gain and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND
DISTRIBUTIONS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions to shareholders are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which
---------------------
132
amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

  The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the year ended November 30, 1997, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                ACCUMULATED              ACCUMULATED
                                                             UNDISTRIBUTED NET        UNDISTRIBUTED NET     PAID-IN
                                                          INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)   CAPITAL
                                                             ----------------------------------------------------

Global Bond*............................................         $1,729,850              $(1,729,850)       $     --
Worldwide High Income*..................................           (120,494)                 120,494              --
Utility*................................................             (3,129)                   3,129              --
Growth-Income*..........................................                 65                      (65)             --
Venture Value...........................................              1,065                   (1,065)             --
Growth/Phoenix Investment Counsel*......................                 22                      (22)             --
Global Equities.........................................            182,695                 (182,696)              1
International Growth and Income*........................            112,003                 (111,488)           (515)
International Diversified Equities*.....................          6,968,831               (6,964,267)         (4,564)
Real Estate.............................................                515                       --            (515)
Aggressive Growth.......................................             94,281                       --         (94,281)
Emerging Markets........................................             64,391                  (63,876)           (515)

  * Reclassification is primarily due to differing book/tax treatments for foreign currency transactions.


ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Trust amounted to $223,826. During the year ended November 30, 1997 and period ended May 31, 1998, an additional $19,122 and $4,717, respectively, were incurred as part of the organization and registration of additional Portfolios. Organizational expenses are amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.


3. OPERATING POLICIES:

  REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.


  At May 31, 1998, the Aggressive Growth, High Yield Bond, Cash Management, SunAmerica Balanced and "Dogs" of Wall Street Portfolios had a 12.6%, 5.4%, 4.4%, 3.8% and 0.9%, respectively, undivided interest, representing $18,983,000, $8,093,000, $6,481,000, $5,799,000 and $1,409,000, respectively, in principal amount, in a joint repo with PaineWebber, Inc., which is dated May 29, 1998, bears interest at the rate of 5.50% per annum, has a principal amount of $151,156,000 and a repurchase price of $151,225,280, matures on June 1, 1998 and is collateralized by $136,175,000 of U.S. Treasury Bonds, which bear interest at a rate of 6.75% per annum, mature August 15, 2026 and have an approximate value of $155,130,560.


                                                           ---------------------

  FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.


  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

  CURRENCY SWAPS: Currency swaps involve the exchange by a Portfolio with another party of its respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party will default on its contractual delivery obligations. Currency swaps involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. Changes in the value of the swap are reported as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. A realized gain or loss is recorded upon early termination of such agreement.

4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

---------------------
134

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities and repurchase agreements at May 31, 1998, were as follows:

                                                   AGGREGATE      AGGREGATE     UNREALIZED                        CAPITAL
                                                   UNREALIZED    UNREALIZED     GAIN/(LOSS)       COST OF          LOSS
                                                      GAIN          LOSS            NET         INVESTMENTS     CARRYOVER*+
                                                   ----------------------------------------------------------------------

Cash Management.................................  $     17,560   $    31,229   $     (13,669)  $  256,636,961   $      644
Global Bond.....................................     1,156,752     1,181,523         (24,771)      96,777,256           --
Corporate Bond**................................     2,693,910       473,667       2,220,243       97,405,968      273,407
High-Yield Bond.................................     5,009,378     6,066,646      (1,057,268)     283,954,579           --
Worldwide High Income...........................     1,765,418     4,118,758      (2,353,340)     147,579,482           --
SunAmerica Balanced.............................     7,739,776       816,555       6,923,221       73,248,947           --
Balanced/Phoenix Investment Counsel.............    10,110,952     1,416,601       8,694,351      106,269,726           --
Asset Allocation................................    50,096,206    16,965,053      33,131,153      647,193,052           --
Utility***......................................     3,020,928       427,346       2,593,582       39,988,300           --
Growth-Income**.................................   213,361,616     7,622,471     205,739,145      625,390,768           --
Federated Value.................................    15,910,594     1,868,135      14,042,459       93,230,197           --
Venture Value...................................   348,435,762    20,570,855     327,864,907    1,192,061,940           --
"Dogs" of Wall Street...........................       207,267       559,207        (351,940)      15,107,573           --
Putnam Growth...................................    76,120,803     4,229,437      71,891,366      246,169,204           --
Growth/Phoenix Investment Counsel...............    39,186,518     4,073,647      35,112,871      194,724,757           --
Alliance Growth.................................   201,358,599     9,045,532     192,313,067      838,349,191           --
Global Equities**...............................    87,078,805     9,219,429      77,859,376      336,383,869           --
International Growth and Income.................    11,242,333     2,499,554       8,742,779       88,542,600           --
International Diversified Equities**............    69,304,081     6,026,108      63,277,973      256,253,462           --
Real Estate.....................................       903,656     2,025,873      (1,122,217)      55,167,916           --
Aggressive Growth**.............................    10,962,145     4,822,866       6,139,279      110,717,262    2,868,661
Emerging Markets................................     1,553,269     5,305,860      (3,752,591)      32,513,577      927,325


  * Expire 2004-2005

 ** Post 10/31/97 Capital Loss Deferrals: Corporate Bond $735; Growth-Income
    $159,504; Global Equities $4,392,999; International Diversified Equities $7,883,251 and Aggressive Growth $542,896.

*** Post 10/31/97 Currency Loss Deferrals: Utility $379.

  + Net capital loss carryovers reported as of November 30, 1997, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly owned subsidiary of the Life Company, serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements described below, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street and Aggressive Growth Portfolios, and SAAMCo, therefore, performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

  The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

Cash Management               $0--$100 million   0.55%
                              >  $100 million    0.50%
                              >  $300 million    0.45%
Corporate Bond                $0--$ 50 million   0.70%
                              >  $ 50 million    0.60%
                              >  $150 million    0.55%
                              >  $250 million    0.50%
Global Bond-                  $0--$ 50 million   0.75%
  Asset Allocation            >  $ 50 million    0.65%
                              >  $150 million    0.60%
                              >  $250 million    0.55%
High-Yield Bond               $0--$ 50 million   0.70%
                              >  $ 50 million    0.65%
                              >  $150 million    0.60%
                              >  $250 million    0.55%

---------------------------------------------------------
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
Worldwide High                >  $  0            1.00%
  Income-International
  Diversified Equities
SunAmerica Balanced-          $0--$ 50 million   0.70%
  Balanced/Phoenix                               0.65%
  Investment Counsel-         >  $ 50 million    0.60%
  Growth-Income-              >  $150 million    0.55%
  Alliance Growth-            >  $300 million    0.50%
  Growth/Phoenix              >  $500 million
  Investment Counsel
Utility-Federated Value       $0--$150 million   0.75%
                              >  $150 million    0.60%
                              >  $500 million    0.50%

                                                           ---------------------

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Venture Value-Real Estate     $0--$100 million    0.80%



                              > $100 million      0.75%


                              > $500 million      0.70%


"Dogs" of Wall Street         > $  0    0.60%
Putnam Growth                   $0--$150 million  0.85%



                              > $150 million      0.80%


                              > $300 million      0.70%
International Growth and      $0--$150 million    1.00%


  Income                      > $150 million      0.90%


                              > $300 million      0.80%


---------------------------------------------------------
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
Global Equities               $0--$ 50 million   0.90%
                              >  $ 50 million    0.80%
                              >  $150 million    0.70%
                              >  $300 million    0.65%
Aggressive Growth             $0--$100 million   0.75%
                              >  $100 million    0.675%
                              >  $250 million    0.625%
                              >  $500 million    0.60%
Emerging Markets              >  $  0            1.25%

  The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

  Goldman Sachs Asset Management International, an affiliate of Goldman Sachs & Co., serves as subadviser for the Global Bond Portfolio; Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., serves as subadviser for the Asset Allocation Portfolio; Federated Investment Counseling serves as a subadviser for the Corporate Bond, Utility and Federated Value Portfolios; Morgan Stanley Asset Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter Discover & Co., serves as subadviser for the Worldwide High Income and International Diversified Equities Portfolios; Phoenix Investment Counsel, Inc. serves as subadviser for the Balanced/Phoenix Investment Counsel and Growth/Phoenix Investment Counsel Portfolios; Alliance Capital Management L.P. serves as a subadviser for the Growth-Income, Alliance Growth and Global Equities Portfolios; Davis Selected Advisers, L.P. serves as subadviser for the Venture Value and Real Estate Portfolios; and Putnam Investment Management, Inc. serves as subadviser for the Putnam Growth, International Growth and Income and Emerging Markets Portfolios.

  The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

Corporate Bond                $0--$ 25 million   0.30%
                              >  $ 25 million    0.25%
                              >  $ 50 million    0.20%
                              >  $150 million    0.15%
Global Bond-                  $0--$ 50 million   0.40%
  Asset Allocation                               0.30%
                              >  $ 50 million    0.25%
                              >  $150 million    0.20%
                              >  $250 million
Worldwide High Income-               $0--$350    0.65%
  International Diversified           million    0.60%
  Equities                    >  $350 million
Balanced/Phoenix              $0--$ 50 million   0.35%
  Investment Counsel-                            0.30%
  Growth-Income-              >  $ 50 million    0.25%
  Alliance Growth-            >  $150 million    0.20%
  Growth/Phoenix              >  $300 million    0.15%
  Investment Counsel          >  $500 million
Utility-Federated Value       $0--$ 20 million   0.55%
                              >  $ 20 million    0.35%
                              >  $ 50 million    0.25%
                              >  $150 million    0.20%
                              >  $500 million    0.15%

---------------------------------------------------------
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
Venture Value-Real Estate     $0--$100 million   0.45%
                              >  $100 million    0.40%
                              >  $500 million    0.35%
Putnam Growth                 $0--$150 million   0.50%
                              >  $150 million    0.45%
                              >  $300 million    0.35%
Global Equities               $0--$ 50 million   0.50%

                              >  $ 50 million    0.40%
                              >  $150 million    0.30%
                              >  $300 million    0.25%
International Growth          $0--$150 million   0.65%
  and Income                  >  $150 million    0.55%
                              >  $300 million    0.45%
Emerging Markets              $0--$150 million   1.00%
                              >  $150 million    0.95%
                              >  $300 million    0.85%

  For certain Portfolios, the Adviser has voluntarily agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets:
Utility Portfolio -- 1.05%, "Dogs" of Wall Street Portfolio -- 0.85%, International Growth and Income Portfolio -- 1.60%, Real Estate
Portfolio -- 1.25% and Emerging Markets Portfolio -- 1.90%. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.
---------------------
136

  At May 31, 1998, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:


                                                                             BALANCE
                                                                 AMOUNT     SUBJECT TO
                                                                RECOUPED    RECOUPMENT
                                                                --------    ----------
SunAmerica Balanced Portfolio...............................    $ 2,613      $    --
Utility Portfolio...........................................     15,198       26,555
"Dogs" of Wall Street.......................................         --        4,893
International Growth and Income Portfolio...................     52,507           --
Real Estate Portfolio.......................................      7,874           --
Emerging Markets Portfolio..................................     10,157       45,457


6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the six months ended May 31, 1998, was as follows:

                                 CASH         GLOBAL       CORPORATE     HIGH-YIELD     WORLDWIDE     SUNAMERICA
                              MANAGEMENT       BOND          BOND           BOND       HIGH INCOME     BALANCED
                              -----------------------------------------------------------------------------------
Purchases of portfolio
  securities (excluding U.S.
  government securities)....  $        --   $88,687,078   $34,870,317   $303,703,640   $114,970,768   $35,464,805
Sales of portfolio
  securities (excluding U.S.
  government securities)....           --    71,031,754     8,581,378    219,001,341     97,953,448    20,519,552
Purchases of U.S. government
  securities................           --    19,597,832     6,168,108             --             --    27,362,558
Sales of U.S. government
  securities................           --    28,576,684       498,984             --             --    15,940,167


                             BALANCED/PHOENIX
                                INVESTMENT         ASSET                          GROWTH-       FEDERATED       VENTURE
                                 COUNSEL         ALLOCATION       UTILITY          INCOME         VALUE          VALUE
                             ---------------------------------------------------------------------------------------------
Purchases of portfolio
  securities (excluding
  U.S. government
  securities)..............    $ 65,287,244     $295,352,902    $ 30,896,573    $301,787,200   $ 57,735,182   $340,685,904
Sales of portfolio
  securities (excluding
  U.S. government
  securities)..............      43,111,686      180,119,626      12,930,898     195,985,759     19,484,359     79,899,347
Purchases of U.S.
  government
  securities...............      17,148,025      236,778,947              --              --             --             --
Sales of U.S. government
  securities...............      24,160,581      234,445,798              --       7,717,335             --             --



                                                               GROWTH/PHOENIX
                                "DOGS" OF          PUTNAM        INVESTMENT       ALLIANCE        GLOBAL
                               WALL STREET         GROWTH         COUNSEL          GROWTH        EQUITIES
                             -----------------------------------------------------------------------------
Purchases of portfolio
  securities (excluding
  U.S. government
  securities)..............      13$,698,573    $130,106,247    $112,642,507    $529,358,807   $166,415,665
Sales of portfolio
  securities (excluding
  U.S. government
  securities)..............              --       82,987,847     130,489,479     380,081,594    147,916,019
Purchases of U.S.
  government
  securities...............              --               --       3,639,657       4,106,252             --
Sales of U.S. government
  securities...............              --               --              --       5,815,297             --


                                                           ---------------------

                              INTERNATIONAL     INTERNATIONAL
                                GROWTH AND       DIVERSIFIED                      AGGRESSIVE      EMERGING
                                  INCOME          EQUITIES       REAL ESTATE        GROWTH        MARKETS
                              -----------------------------------------------------------------------------
Purchases of portfolio
  securities (excluding
  U.S. government
  securities)..............    $ 53,496,446     $ 96,647,735     $ 30,185,296    $149,766,622   $ 20,494,125
Sales of portfolio
  securities (excluding
  U.S. government
  securities)..............      13,925,584       75,966,843        2,928,116     153,301,644      8,290,074
Purchases of U.S.
  government
  securities...............              --               --               --       4,461,188             --
Sales of U.S. government
  securities...............              --               --               --       6,883,188             --


7. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:


                                                       SUNAMERICA        GOLDMAN        SHELBY         DONALDSON, LUFKIN &
                                                    SECURITIES, INC.   SACHS & CO.   CULLOM DAVIS   JENRETTE SECURITIES CORP.
                                                    ----------------   -----------   ------------   -------------------------
Balanced/Phoenix Investment Counsel Portfolio......       $ 95           $    --        $   --                $ --
Asset Allocation Portfolio.........................         --            43,600            --                  --
Venture Value Portfolio............................         --                --         9,576                  --
Putnam Growth Portfolio............................        610                --            --                  --
Growth/Phoenix Investment Counsel Portfolio........        360                --            --                  --
Global Equities Portfolio..........................         --                --            --                 480



8. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond, SunAmerica Balanced, Growth-Income, Venture Value, "Dogs" of Wall Street, Alliance Growth, Global Equities and Aggressive Growth Portfolios have established an uncommitted line of credit with State Street Bank and Trust Company with interest payable at the Federal Funds rate plus 125 basis points. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000.


---------------------
138

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS*
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

              NET                                    TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
             ASSET       NET       NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
             VALUE     INVEST-     & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
 PERIOD    BEGINNING     MENT     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
  ENDED    OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
---------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio
2/9/93-
11/30/93    $10.00      $0.19         $ 0.01         $ 0.20        $   --         $   --      $10.20      2.00%    $ 24,603
11/30/94     10.20       0.38          (0.02)          0.36         (0.09)            --       10.47      3.51       89,098
11/30/95     10.47       0.56           0.01           0.57         (0.34)            --       10.70      5.59       90,731
11/30/96     10.70       0.53          (0.02)          0.51         (0.45)            --       10.76      4.92       91,247
11/30/97     10.76       0.53           0.01           0.54         (0.56)            --       10.74      5.22      156,119
5/31/98#     10.74       0.25           0.01           0.26         (0.68)            --       10.32      2.47      256,449
Global Bond Portfolio
7/1/93-
11/30/93     10.00       0.13           0.17           0.30            --             --       10.30      3.00       25,010
11/30/94     10.30       0.53          (0.86)         (0.33)        (0.09)         (0.05)       9.83     (3.18)      44,543
11/30/95      9.83       0.60           0.97           1.57         (0.38)            --       11.02     16.40       59,759
11/30/96     11.02       0.59           0.54           1.13         (0.75)            --       11.40     10.94       68,221
11/30/97     11.40       0.52           0.38           0.90         (0.75)         (0.04)      11.51      8.43       89,043
5/31/98#     11.51       0.23           0.37           0.60         (0.79)         (0.22)      11.10      5.39       99,194
Corporate Bond Portfolio
7/1/93-
11/30/93     10.00       0.14           0.05           0.19            --             --       10.19      1.90       11,667
11/30/94     10.19       0.52          (0.87)         (0.35)        (0.05)         (0.04)       9.75     (3.41)      15,869
11/30/95      9.75       0.60           1.00           1.60         (0.53)            --       10.82     17.01       29,475
11/30/96     10.82       0.65           0.03           0.68         (0.41)            --       11.09      6.51       37,207
11/30/97     11.09       0.77           0.21           0.98         (0.53)            --       11.54      9.26       62,272
5/31/98#     11.54       0.39           0.09           0.48         (0.46)            --       11.56      4.18       99,855
High-Yield Bond Portfolio
2/9/93-
11/30/93     10.00       0.76           0.36           1.12            --             --       11.12     11.20       41,851
11/30/94     11.12       1.20          (1.65)         (0.45)        (0.29)         (0.06)      10.32     (4.26)      55,803
11/30/95     10.32       1.11           0.12           1.23         (1.02)            --       10.53     12.64       82,174
11/30/96     10.53       0.98           0.48           1.46         (0.95)            --       11.04     14.86      113,229
11/30/97     11.04       1.04           0.48           1.52         (0.74)            --       11.82     14.53      195,639
5/31/98#     11.82       0.58           0.27           0.85         (0.66)         (0.08)      11.93      7.28      289,830
Worldwide High Income Portfolio
10/28/94-
11/30/94     10.00       0.04          (0.09)         (0.05)           --             --        9.95     (0.50)      10,478
11/30/95      9.95       1.10           0.47           1.57         (0.10)            --       11.42     16.02       21,515
11/30/96     11.42       1.25           1.60           2.85         (0.87)         (0.05)      13.35     26.87       49,204
11/30/97     13.35       0.98           0.68           1.66         (0.90)         (0.91)      13.20     14.17      125,224
5/31/98#     13.20       0.53           0.33           0.86         (0.61)         (0.74)      12.71      6.33      147,739
SunAmerica Balanced Portfolio
6/3/96-
11/30/96     10.00       0.10           1.03           1.13            --             --       11.13     11.30       10,224
11/30/97     11.13       0.23           2.15           2.38         (0.04)         (0.02)      13.45     21.48       44,621
5/31/98#     13.45       0.14           1.50           1.64         (0.11)         (0.36)      14.62     12.21       79,469
Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94     10.00       0.04          (0.08)         (0.04)           --             --        9.96     (0.40)       1,516
11/30/95      9.96       0.34           2.23           2.57         (0.05)            --       12.48     25.89       32,429
11/30/96     12.48       0.34           1.31           1.65         (0.19)         (0.31)      13.63     13.75       70,021
11/30/97     13.63       0.37           1.39           1.76         (0.23)         (0.41)      14.75     13.52       95,721
5/31/98#     14.75       0.18           1.15           1.33         (0.31)         (1.40)      14.37      9.06      115,048

---------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio
2/9/93-
11/30/93      0.71%+++       2.53%+++       --%
11/30/94      0.70++         3.73++         --
11/30/95      0.67           5.32           --
11/30/96      0.62           4.90           --
11/30/97      0.63           5.06           --
5/31/98#      0.62+          5.25+          --
Global Bond Portfolio
7/1/93-
11/30/93      1.35+++        3.56+++        84
11/30/94      1.06           5.29          347
11/30/95      0.95           5.89          339
11/30/96      0.89           5.44          223
11/30/97      0.90           4.70          360
5/31/98#      0.84+          4.02+         118
Corporate Bond Portfolio
7/1/93-
11/30/93      0.94+++        3.92+++       208
11/30/94      0.94++         5.21++        419
11/30/95      0.96++         5.93++        412
11/30/96      0.97           6.11          338
11/30/97      0.91           6.99           49
5/31/98#      0.78+          6.75+          12
High-Yield Bond Portfolio
2/9/93-
11/30/93      0.94+++        9.43+++       229
11/30/94      0.92++        11.07++        225
11/30/95      0.80          10.80          174
11/30/96      0.77           9.41          107
11/30/97      0.75           9.26          243
5/31/98#      0.69+           9.72+          92
Worldwide High Income Portfolio
10/28/94-
11/30/94      1.60+++        4.48+++         2
11/30/95      1.30          10.46          176
11/30/96      1.18          10.45          177
11/30/97      1.10           7.58          146
5/31/98#      1.07+          8.09+          76
SunAmerica Balanced Portfolio
6/3/96-
11/30/96      1.00+++        1.92+++        40
11/30/97      1.00           1.82          143
5/31/98#      0.82+          1.97+          64
Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94      1.00+++        4.25+++        10
11/30/95      0.98++         3.08++        153
11/30/96      0.84           2.74          194
11/30/97      0.82           2.63          271
5/31/98#      0.78+          2.51+          68


   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser


   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.


   #  Unaudited


   +  Annualized


   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:




                                                              EXPENSES                            NET INVESTMENT INCOME
                                                -------------------------------------    ----------------------------------------
                                                1993    1994    1995    1996    1997     1993    1994     1995     1996     1997
                                                -------------------------------------    ----------------------------------------
Cash Management Portfolio...................    1.10%   0.78%   0.67%   0.62%   0.63%    2.14%    3.65%    5.32%    4.90%   5.06%
Global Bond Portfolio.......................    1.81    1.06    0.95    0.89    0.90     3.10     5.29     5.89     5.44    4.70
Corporate Bond Portfolio....................    1.81    1.09    0.97    0.97    0.91     3.05     5.06     5.92     6.11    6.99
High-Yield Bond Portfolio...................    1.29    0.93    0.80    0.77    0.75     9.08    11.06    10.80     9.41    9.26
Worldwide High Income Portfolio.............      --    2.26    1.30    1.18    1.10       --     3.82    10.46    10.45    7.58
SunAmerica Balanced Portfolio...............      --      --      --    1.43    1.00       --       --       --     1.49    1.82
Balanced/Phoenix Investment Counsel
  Portfolio.................................      --    6.82    1.11    0.84    0.82       --    (1.57)    2.95     2.74    2.63


See Notes to Financial Statements.

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

              NET                                    TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
             ASSET       NET       NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
             VALUE     INVEST-     & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
 PERIOD    BEGINNING     MENT     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
  ENDED    OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
-----------------------------------------------------------------------------------------------------------------------------

Asset Allocation Portfolio
7/1/93-
11/30/93    $10.00      $0.08         $ 0.28         $ 0.36        $   --         $   --      $10.36      3.60%    $   35,590
11/30/94     10.36       0.29          (0.25)          0.04         (0.05)         (0.03)      10.32      0.30        106,856
11/30/95     10.32       0.42           2.24           2.66         (0.20)         (0.04)      12.74     26.10        199,836
11/30/96     12.74       0.48           2.00           2.48         (0.31)         (0.39)      14.52     20.27        316,388
11/30/97     14.52       0.44           2.55           2.99         (0.40)         (0.90)      16.21     21.97        526,585
5/31/98#     16.21       0.24           0.93           1.17         (0.35)         (1.61)      15.42      7.09        671,222
Utility Portfolio
6/3/96-
11/30/96     10.00       0.24           0.51           0.75            --             --       10.75      7.50          6,299
11/30/97     10.75       0.36           1.91           2.27         (0.09)         (0.02)      12.91     21.26         24,366
5/31/98#     12.91       0.20           0.92           1.12         (0.16)         (0.33)      13.54      8.60         42,601
Growth-Income Portfolio
2/9/93-
11/30/93     10.00       0.12           0.49           0.61            --             --       10.61      6.10         45,080
11/30/94     10.61       0.13          (0.36)         (0.23)        (0.04)         (0.01)      10.33     (2.20)        84,899
11/30/95     10.33       0.17           3.31           3.48         (0.10)            --       13.71     33.89        171,281
11/30/96     13.71       0.18           3.48           3.66         (0.12)         (0.43)      16.82     27.41        325,463
11/30/97     16.82       0.17           4.69           4.86         (0.13)         (0.73)      20.82     30.11        622,062
5/31/98#     20.82       0.09           3.20           3.29         (0.13)         (0.96)      23.02     15.82        832,054
Federated Value Portfolio
6/3/96-
11/30/96     10.00       0.07           1.01           1.08            --             --       11.08     10.80         12,460
11/30/97     11.08       0.13           2.72           2.85         (0.03)            --       13.90     25.75         59,024
5/31/98#     13.90       0.09           2.13           2.22         (0.06)         (0.30)      15.76     16.02        107,670
Venture Value Portfolio
10/28/94-
11/30/94     10.00       0.03          (0.25)         (0.22)           --             --        9.78      (2.20)        4,449
11/30/95      9.78       0.17           3.55           3.72         (0.03)            --       13.47     38.17        154,908
11/30/96     13.47       0.18           3.46           3.64         (0.09)         (0.12)      16.90     27.44        516,413
11/30/97     16.90       0.19           4.73           4.92         (0.09)         (0.26)      21.47     29.62      1,140,053
5/31/98#     21.47       0.11           2.06           2.17         (0.12)         (0.68)      22.84     10.10      1,519,053
"Dogs" of Wall Street Portfolio
4/1/98-
5/31/98#     10.00       0.03          (0.29)         (0.26)           --             --        9.74     (2.60)        14,025
Putnam Growth Portfolio
2/9/93-
11/30/93     10.00       0.02           0.02           0.04            --             --       10.04      0.40         42,911
11/30/94     10.04       0.03          (0.01)          0.02         (0.01)            --       10.05      0.19         75,342
11/30/95     10.05      (0.01)          3.09           3.08         (0.03)            --       13.10     30.66        115,276
11/30/96     13.10         --           2.61           2.61            --             --       15.71     19.92        160,073
11/30/97     15.71       0.03           3.93           3.96            --          (0.52)      19.15     26.01        234,726
5/31/98#     19.15       0.01           3.01           3.02         (0.02)         (3.08)      19.07     15.65        320,428
Growth/Phoenix Investment Counsel Portfolio
2/9/93-
11/30/93     10.00       0.17           0.61           0.78            --             --       10.78      7.80         65,032
11/30/94     10.78       0.16          (0.87)         (0.71)        (0.06)            --       10.01     (6.64)       104,194
11/30/95     10.01       0.12           3.14           3.26         (0.13)            --       13.14     32.92        149,910
11/30/96     13.14       0.11           2.16           2.27         (0.11)         (0.91)      14.39     18.40        186,368
11/30/97     14.39       0.11           2.48           2.59         (0.10)         (1.26)      15.62     19.78        218,496
5/31/98#     15.62       0.02           1.94           1.96         (0.12)         (2.76)      14.70     12.68        233,269

-----------------------------------------------------------------------------------------------------------------------------
Asset Allocation Portfolio
7/1/93-
11/30/93      0.99%+++       2.33%+++       71%
11/30/94      0.94++         2.71++        152
11/30/95      0.81           3.62          207
11/30/96      0.74           3.66          200
11/30/97      0.68           2.88          176
5/31/98#      0.64+          2.96+          78
Utility Portfolio
6/3/96-
11/30/96      1.05+++        4.41+++        24
11/30/97      1.05++         3.15++         77
5/31/98#      1.05+          2.94+          40
Growth-Income Portfolio
2/9/93-
11/30/93      0.82+++        1.59+++        27
11/30/94      0.81++         1.26++         59
11/30/95      0.77           1.42           59
11/30/96      0.72           1.21           82
11/30/97      0.65           0.89           44
5/31/98#      0.60+          0.81+          31
Federated Value Portfolio
6/3/96-
11/30/96      1.05+++        1.26+++        30
11/30/97      1.03           1.03           46
5/31/98#      0.84+          1.14+          24
Venture Value Portfolio
10/28/94-
11/30/94      1.10+++        3.93+++        --
11/30/95      1.00++         1.43++         18
11/30/96      0.85           1.21           22
11/30/97      0.79           0.98           22
5/31/98#      0.75+          0.96+           7
"Dogs" of Wall Street Portfolio
4/1/98-
5/31/98#     0.85+++         2.23+++        --
Putnam Growth Portfolio
2/9/93-
11/30/93      0.97+++        0.32+++        40
11/30/94      0.96++         0.31++         54
11/30/95      0.93          (0.05)          52
11/30/96      0.90          (0.02)          63
11/30/97      0.91           0.18          125
5/31/98#      0.87+          0.13+          30
Growth/Phoenix Investment Counsel Portfolio
2/9/93-
11/30/93      0.82+++        2.20+++       165
11/30/94      0.81++         1.52++        211
11/30/95      0.76           1.01          229
11/30/96      0.74           0.82          164
11/30/97      0.73           0.77          217
5/31/98#      0.70+          0.28+          53


   * Calculated based upon average shares outstanding

   ** After fee waivers and expense reimbursements by the investment adviser


   *** Does not reflect expenses that apply to the separate accounts of Anchor
       National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.


   # Unaudited


   + Annualized


   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                       EXPENSES
                                    ----------------------------------------------
                                    1993    1994    1995    1996    1997     1998
                                    ----------------------------------------------
Asset Allocation Portfolio......    1.67%   0.94%   0.81%   0.74%   0.68%     0.64%
Utility Portfolio...............      --      --      --    1.93    1.24      1.05
Growth-Income Portfolio.........    1.40    0.89    0.77    0.72    0.65      0.60
Federated Value Portfolio.......      --      --      --    1.57    1.03      0.84
Venture Value Portfolio.........      --    3.89    1.02    0.85    0.79      0.75
"Dogs" of Wall Street
  Portfolio.....................      --      --      --      --      --      1.13
Putnam Growth Portfolio.........    1.46    1.05    0.93    0.90    0.91      0.87
Growth/Phoenix Investment
  Counsel Portfolio.............    1.28    0.87    0.76    0.74    0.73      0.70

                                             NET INVESTMENT INCOME (LOSS)
                                  --------------------------------------------------
                                  1993     1994     1995     1996     1997     1998
                                  --------------------------------------------------
Asset Allocation Portfolio......   1.65%    2.71%    3.62%    3.66%    2.88%   2.96%
Utility Portfolio...............     --       --       --     3.53     2.96    2.94
Growth-Income Portfolio.........   1.01     1.18     1.42     1.21     0.89    0.81
Federated Value Portfolio.......     --       --       --     0.74     1.03    1.14
Venture Value Portfolio.........     --     1.14     1.41     1.21     0.98    0.96
"Dogs" of Wall Street
  Portfolio.....................     --       --       --       --       --    1.95
Putnam Growth Portfolio.........  (0.17)    0.22    (0.05)   (0.02)    0.18    0.13
Growth/Phoenix Investment
  Counsel Portfolio.............   1.74     1.46     1.01     0.82     0.77    0.28



See Notes to Financial Statements.

---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

              NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
             ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
             VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
 PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
  ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
-----------------------------------------------------------------------------------------------------------------------------

Alliance Growth Portfolio
2/9/93-
11/30/93    $10.00      $0.05         $ 0.87         $ 0.92        $   --         $   --      $10.92      9.20%    $   23,256
11/30/94     10.92       0.04          (0.14)         (0.10)        (0.01)         (0.17)      10.64     (0.93)        53,213
11/30/95     10.64       0.07           5.08           5.15         (0.03)         (0.13)      15.63     48.91        167,870
11/30/96     15.63       0.08           4.07           4.15         (0.04)         (1.01)      18.73     28.05        381,367
11/30/97     18.73       0.16           4.76           4.92         (0.05)         (1.04)      22.56     27.80        704,533
5/31/98#     22.56       0.04           5.31           5.35         (0.06)         (2.30)      25.55     23.85      1,029,515
Global Equities Portfolio
2/9/93-
11/30/93     10.00       0.03           0.96           0.99            --             --       10.99      9.90         43,737
11/30/94     10.99       0.05           0.71           0.76         (0.01)         (0.07)      11.67      6.87        136,758
11/30/95     11.67       0.12           1.64           1.76         (0.08)         (0.29)      13.06     15.58        165,752
11/30/96     13.06       0.14           2.19           2.33         (0.14)         (0.33)      14.92     18.21        246,482
11/30/97     14.92       0.09           1.79           1.88         (0.13)         (0.69)      15.98     13.30        341,639
5/31/98#     15.98       0.04           2.85           2.89         (0.19)         (1.36)      17.32     18.21        417,005
International Growth and Income Portfolio
6/2/97-
11/30/97     10.00       0.03           0.38           0.41            --             --       10.41      4.10         42,844
5/31/98#     10.41       0.10           1.91           2.01         (0.03)         (0.06)      12.33     19.46         94,656
International Diversified Equities Portfolio
10/28/94-
11/30/94     10.00       0.01          (0.23)         (0.22)           --             --        9.78     (2.20)        12,438
11/30/95      9.78       0.07           0.38           0.45         (0.08)            --       10.15      4.63         48,961
11/30/96     10.15       0.05           1.43           1.48         (0.26)            --       11.37     14.85        157,008
11/30/97     11.37       0.09           0.28           0.37         (0.31)         (0.10)      11.33      3.52        248,927
5/31/98#     11.33       0.08           2.16           2.24         (0.40)         (0.15)      13.02     19.80        320,893
Real Estate Portfolio
6/2/97-
11/30/97     10.00       0.16           1.37           1.53            --             --       11.53     15.30         29,565
5/31/98#     11.53       0.20          (0.41)         (0.21)        (0.16)         (0.01)      11.15     (1.86)        53,271
Aggressive Growth Portfolio
6/3/96-
11/30/96     10.00       0.02           0.34           0.36            --             --       10.36      3.60         35,124
11/30/97     10.36       0.01           1.40           1.41         (0.01)            --       11.76     13.62        103,603
5/31/98#     11.76       0.02           0.29           0.31            --             --       12.07      2.64        112,531
                                                 Emerging Markets Portfolio
6/2/97-
11/30/97     10.00       0.06          (2.03)         (1.97)           --             --        8.03    (19.70)        19,979
5/31/98#      8.03       0.03          (0.41)         (0.38)        (0.07)            --        7.58     (4.77)        29,046

-----------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio
2/9/93-
11/30/93      0.82%+++       0.61%+++       73%
11/30/94      0.82++         0.37++        146
11/30/95      0.79           0.51          138
11/30/96      0.71           0.51          121
11/30/97      0.65           0.37          110
5/31/98#      0.59+          0.34+          44
Global Equities Portfolio
2/9/93-
11/30/93      1.50+++        0.38+++        58
11/30/94      1.28           0.42           67
11/30/95      1.14           1.02          106
11/30/96      1.03           1.04           70
11/30/97      0.95           0.58          115
5/31/98#      0.89+          0.51+          40
International Growth and Income Portfolio
6/2/97-
11/30/97      1.60+++        0.61+++        19
5/31/98#      1.54+          1.80+          22
International Diversified Equities Portfolio
10/28/94-
11/30/94      1.70+++        1.60+++        --
11/30/95      1.70++         0.76++         52
11/30/96      1.59           0.47           53
11/30/97      1.35           0.82           56
5/31/98#      1.27+          1.36+          29
Real Estate Portfolio
6/2/97-
11/30/97      1.25+++        3.25+++         7
5/31/98#      1.01+          3.49+           8
Aggressive Growth Portfolio
6/3/96-
11/30/96      1.05+++        0.46+++        47
11/30/97      0.90          (0.13)         221
5/31/98#      0.84+          0.31+         155
                 Emerging Markets Portfolio
6/2/97-
11/30/97      1.90+++        1.33+++        49
5/31/98#      1.90+          0.67+          33


   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   #  Unaudited

   +  Annualized


   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                             EXPENSES                         NET INVESTMENT INCOME (LOSS)
                                               -------------------------------------    -----------------------------------------
                                               1993    1994    1995    1996    1997     1993     1994     1995     1996     1997
                                               -------------------------------------    -----------------------------------------
Alliance Growth Portfolio..................    1.56%   0.96%   0.79%   0.71%   0.65%    (0.13)%   0.23%    0.51%    0.51%    0.37%
Global Equities Portfolio..................    2.52    1.28    1.14    1.03    0.95     (0.64)    0.42     1.02     1.04     0.58
International Growth and Income
  Portfolio+...............................      --      --      --      --    2.02        --       --       --       --     0.19
International Diversified Equities
  Portfolio................................      --    3.50    2.09    1.59    1.35        --    (0.20)    0.37     0.47     0.82
Real Estate Portfolio+.....................      --      --      --      --    1.36        --       --       --       --     3.14
Aggressive Growth Portfolio................      --      --      --    1.09    0.90        --       --       --     0.42    (0.13)
Emerging Markets Portfolio+................      --      --      --      --    2.60        --       --       --       --     0.63


See Notes to Financial Statements.


                                                           ---------------------

 (SUNAMERICA LOGO)                                           -------------
  1 SunAmerica Center                                          BULK RATE
  Los Angeles, California 90067-6022                         U.S. POSTAGE
                                                                 PAID
                                                              TOWNE, INC.
                                                             -------------



























THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS OF THE POLARIS AND POLARISII VARIABLE ANNUITIES. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

                                R-1342 (R 7/98)